Registration No. 33-83948
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 5 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

       SEPARATE ACCOUNT FP
                of
     EQUITABLE VARIABLE LIFE                 James M. Benson, President
        INSURANCE COMPANY             Equitable Variable Life Insurance Company
      (Exact Name of Trust)                      787 Seventh Avenue
     EQUITABLE VARIABLE LIFE                  New York, New York 10019
        INSURANCE COMPANY              (Name and Address of Agent for Service)
    (Exact Name of Depositor)
        787 Seventh Avenue
     New York, New York 10019
(Address of Depositor's Principal
        Executive Offices)

                     ---------------------------------------


              Telephone Number, Including Area Code: (212) 554-1234


                    ----------------------------------------

                  Please send copies of all communications to:

       BETH N. ZEIGER, ESQ.                           with a copy to:
             Counsel                                  MILTON P. KROLL
   The Equitable Life Assurance              Freedman, Levy, Kroll & Simonds
   Society of the United States         1050 Connecticut Avenue, N.W., Suite 825
        787 Seventh Avenue                       Washington, D.C. 20036
     New York, New York 10019

                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


       _____ immediately upon filing pursuant to paragraph (b) of Rule 485
       __   _ on (            ) pursuant to paragraph (b) of Rule 485
       ___X__ 60 days after filing pursuant to paragraph (a) of Rule 485
             on (                ) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Registrant filed the Rule 24f-2 Notice for the fiscal year ended December 31, 1995 on February 27, 1996.

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        SUPPLEMENT DATED JANUARY 1, 1997

                                       TO

                         INCENTIVE LIFE PLUS PROSPECTUS
                              DATED JANUARY 1, 1997

This supplement modifies certain information in the Prospectus dated January 1, 1997 (the "Prospectus") for Incentive Life Plus, a flexible premium variable life insurance policy issued by Equitable. Terms used in this Supplement have the same meanings as in the Prospectus.

Subject to the conditions discussed below, Equitable will offer an Endorsement to the Incentive Life Plus policy that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period (the "Endorsement").

Under Equitable's current rules, the Endorsement will be offered where the following conditions are met:


o a minimum of five policies are issued, each on the life of a different insured person;

o the persons proposed to be insured are deemed by us to be highly compensated individuals;

o  the policies must have an average Face Amount of at least $500,000;

o the initial premium under each of the policies must be remitted to Equitable by the employer; and

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000.

The Endorsement operates to reduce the difference between premiums paid and Cash Surrender Value upon surrender in the early policy years, which, in turn, is expected to reduce any charge against the employers' earnings when a policy is accounted for under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement reduces the difference between premiums paid and Cash Surrender Value by refunding all or a portion of the deductions from premiums (charge for applicable taxes and Premium Sales Charge), and waiving all or a portion of the Surrender Charges if the policy is surrendered in the early policy years. The percentage of charges refunded or waived under the Endorsement are as follows:


  SURRENDER IN             PERCENT OF PREMIUM             PERCENT OF SURRENDER
  POLICY YEAR              DEDUCTIONS REFUNDED               CHARGES WAIVED
-----------------        ------------------------        ----------------------

   1                              100%                             100%

   2                               67%                              80%

   3                               33%                              60%

   4                                0%                              40%

   5                                0%                              20%

   6 and later                      0%                               0%


For example, if a policy subject to the Endorsement were surrendered in the first policy year, Equitable would refund 100% of the charges that had been deducted for premium tax and the Premium Sales Charge, and would waive 100% of the Administrative Surrender Charge and the Premium Surrender Charge otherwise payable at that time. Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior premium deductions and the full amount of the Surrender Charges payable under the policy will be assessed upon surrender.


The Endorsement only operates if the policy is surrendered in full. There is no waiver of the Surrender Charges or refund of premium deductions if the policy terminates or if the Face Amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals.

The Endorsement does not affect the calculation of Cash Surrender Value or Net Cash Surrender Value for purposes of determining limitations on loans and partial withdrawals, or for determining whether a policy will terminate. See BORROWING FROM YOUR POLICY ACCOUNT, PARTIAL WITHDRAWALS and YOUR POLICY CAN TERMINATE in the Prospectus. We will not approve Face Amount increases while the Endorsement is in effect.


EVM-102

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        SUPPLEMENT DATED JANUARY 1, 1997

                                       TO

                         INCENTIVE LIFE PLUS PROSPECTUS
                              DATED JANUARY 1, 1997

This supplement modifies certain information in the Prospectus, dated January 1, 1997 (the "Prospectus") for Incentive Life Plus, a flexible premium variable life insurance policy issued by Equitable. Subject to the rules discussed below, Equitable will offer a modified version of its Incentive Life Plus policy (the "Incentive Life COLI Policy") to qualified offerees. This supplement describes the material differences between the Incentive Life COLI Policy and the Incentive Life Plus policy described in the Prospectus and is for use only in connection with offers of the Incentive Life COLI Policy. Capitalized terms used in this Supplement have the same meanings as in the Prospectus.

Under Equitable's current rules, the Incentive Life COLI Policy will be offered to corporations and partnerships that meet the following conditions at issue:


o a minimum of five policies are issued, each on the life of a different eligible insured person;

o the persons proposed to be insured under the policies are deemed by us to be highly compensated individuals;


o the minimum initial premium under each of the policies must be remitted to Equitable by the employer;


o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000; and


o  certain  undertakings,   which  may  be  required  by  Equitable  in  certain
   situations, have been submitted to Equitable.


Set forth below are modifications to the discussion in the Prospectus which are appropriate with respect to the Incentive Life COLI Policy.

MINIMUM FACE AMOUNT. The minimum Face Amount for the Incentive Life COLI Policy is $100,000.

CHANGES IN INSURANCE PROTECTION. There are no face amount increases under the Incentive Life COLI Policy.

DEDUCTIONS AND CHARGES.

Additional Benefits. The additional benefits (certain extra charge, optional benefits) described in the Incentive Life Plus prospectus on page 11 are not available under the Incentive Life COLI Policy.


Deductions From Premium. Rather than deducting the Premium Sales Charge from premiums, Equitable will deduct the charge from the Policy Account at the beginning of each policy month during the first ten policy years. The amount deducted will be 1/2% of one "sales load target premium." The total amount deducted, however, will not exceed 6% of cumulative premiums actually paid to the date of deduction. The sales load target premium varies by issue age, sex and tobacco user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges.


Charges Against the Separate Account. There are no charges assessed against the Separate Account under the Incentive Life COLI Policy, but a mortality and expense risk charge is deducted from the Policy Account each month at a current annual rate of .60% of the unloaned Policy Account value. The annual guaranteed maximum rate is .90%.

Current cost of insurance rates during the first two policy years are generally lower than the current cost of insurance rates for the Incentive Life Plus policy. This relationship between the cost of insurance rates of the two policies is not guaranteed.

The reduction in the current cost of insurance charge that begins in the tenth policy year will grade up to an annual rate of .60% in the twenty-fifth policy year and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed.

Surrender Charges. There is no Administrative Surrender Charge.

Subject to a maximum described below, the Premium Surrender Charge is equal to 24% of premiums paid in the first policy year, up to one surrender charge target premium, and 3% of additional premiums paid through the fifteenth policy year. In each of the first five policy years, the Premium Surrender Charge is reduced by a percentage equal to: 100% in the first policy year; 80% in the second policy year; 60% in the third policy year; 40% in the fourth policy year; and 20% in the fifth policy year. There is no Premium Surrender Charge after the fifteenth policy year. The surrender charge target premium is less than or equal to the SEC Guideline Annual Premium associated with this policy. The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions defined by the SEC. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

We guarantee that the maximum Premium Surrender Charge will never be greater than 66% of one target premium. Before the sixth policy year, the 66% maximum is reduced by the same percentages described above. After the ninth policy year, the 66% maximum begins to decrease by 11% per year on a monthly basis, until it reaches zero at the end of the fifteenth policy year. Target premiums are actuarially determined based on the age of the insured person and the Face Amount of the policy.


EVM-101

                                 INCENTIVE LIFE
                                    PLUS(TM)


                        Prospectus Dated January 1, 1997

Incentive Life Plus is a flexible premium variable life insurance policy issued by The Equitable Life Assurance Society of the United States (Equitable).


The policy offers flexible premium payments, a choice of two death benefit options, increases and decreases to the policy's Face Amount of insurance and a choice of funding options, including a guaranteed interest option and the following thirteen investment portfolios:

Fixed Income Series:                           Equity Series:            Asset Allocation Series:
o  Money Market                                o  Growth & Income        o  Conservative Investors
o  Intermediate Government Securities          o  Equity Index           o  Balanced
o  Quality Bond                                o  Common Stock           o  Growth Investors
o  High Yield                                  o  Global
                                               o  International
                                               o  Aggressive Stock

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its value (net of any policy loan and surrender charge) is too small to pay the policy's monthly charges. The policy can be guaranteed to stay in force regardless of investment performance through the death benefit guarantee provision (if available in your state).

You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years or within fifteen years after certain Face Amount increases. This charge may also apply if you reduce the Face Amount or if the policy terminates.


Your Equitable agent can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with an Incentive Life Plus or other policy may not be to your advantage.


You may examine the policy for a limited period and cancel it for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN INCENTIVE LIFE PLUS. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    Copyright 1996 The Equitable Life Assurance Society of the United States.
                              All rights reserved.

EVM-100

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SUMMARY OF INCENTIVE LIFE PLUS FEATURES........................................1
PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE AND
  INCENTIVE LIFE PLUS INVESTMENT CHOICES.......................................6
          THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS..........................6
          THE SEPARATE ACCOUNT AND THE TRUST...................................6
            The Separate Account...............................................6
            The Trust..........................................................6
            The Trust's Investment Adviser.....................................6
            Investment Policies Of The Trust's Portfolios......................7
          THE GUARANTEED INTEREST ACCOUNT......................................8
            Adding Interest In The Guaranteed Interest Account.................8
            Transfers Out Of The Guaranteed Interest Account...................8
PART 2 -- DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS.......................9
          FLEXIBLE PREMIUMS....................................................9
            Planned Periodic Premiums And Specified Premiums...................9
            Premium And Monthly Charge Allocations.............................9
          DEATH BENEFITS......................................................10
            Guaranteeing The Death Benefit....................................10
          CHANGES IN INSURANCE PROTECTION.....................................11
            Changing The Face Amount..........................................11
            Changing The Death Benefit Option.................................11
            Substitution Of Insured Person....................................12
            When Policy Changes Go Into Effect................................12
          MATURITY BENEFIT....................................................12
          LIVING BENEFIT OPTION...............................................12
          ADDITIONAL BENEFITS MAY BE AVAILABLE................................12
          YOUR POLICY ACCOUNT VALUE...........................................13
            Amounts In The Separate Account...................................13
            How We Determine The Unit Value...................................13
            Transfers Of Policy Account Value.................................13
            Automatic Transfer Service........................................13
            Telephone Transfers...............................................14
            Charge For Transfers..............................................14
          BORROWING FROM YOUR POLICY ACCOUNT..................................14
            How To Request A Loan.............................................14
            Policy Loan Interest..............................................14
            When Interest Is Due..............................................15
            Repaying The Loan.................................................15
            The Effects Of A Policy Loan......................................15
          PARTIAL WITHDRAWALS AND SURRENDER...................................15
            Partial Withdrawals...............................................15
            Surrender For Net Cash Surrender Value............................15
          DEDUCTIONS AND CHARGES..............................................16
            Deductions From Premiums..........................................16
            Deductions From Your Policy Account...............................16
            Charge Against The Separate Account...............................17
            Trust Charges.....................................................18
            Surrender Charges.................................................18
          ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS....................19
            Your Policy Can Terminate.........................................19
            You May Restore A Policy After It Terminates......................19
            Policy Periods, Anniversaries, Dates And Ages.....................19
          TAX EFFECTS.........................................................20
            Policy Proceeds...................................................20
            Policy Terminations...............................................21
            Diversification...................................................21
            Policy Changes....................................................21
            Tax Changes.......................................................21
            Estate And Generation Skipping Taxes..............................22
            Pension And Profit-Sharing Plans..................................22
            Other Employee Benefit Programs...................................22
            Our Taxes.........................................................22
            When We Withhold Income Taxes.....................................22
PART 3 -- ADDITIONAL INFORMATION..............................................22
          YOUR VOTING PRIVILEGES..............................................22
            Trust Voting Privileges...........................................22
            How We Determine Your Voting Shares...............................23
            Separate Account Voting Rights....................................23
          OUR RIGHT TO CHANGE HOW WE OPERATE..................................23
          OUR REPORTS TO POLICYOWNERS.........................................23
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY.........................23
          YOUR PAYMENT OPTIONS................................................24
          YOUR BENEFICIARY....................................................24
          ASSIGNING YOUR POLICY...............................................24
          WHEN WE PAY POLICY PROCEEDS.........................................24
          DIVIDENDS...........................................................24
          REGULATION..........................................................24
          SPECIAL CIRCUMSTANCES...............................................25
          DISTRIBUTION........................................................25
          LEGAL PROCEEDINGS...................................................25
          ACCOUNTING AND ACTUARIAL EXPERTS....................................25
          ADDITIONAL INFORMATION..............................................25
          MANAGEMENT..........................................................26
PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS....................................30
SEPARATE ACCOUNT FP FINANCIAL STATEMENTS...................................FSA-1
EQUITABLE FINANCIAL STATEMENTS...............................................F-1
APPENDIX A -- COMMUNICATING PERFORMANCE DATA.................................A-1
              LONG-TERM MARKET TRENDS........................................A-1

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In this prospectus "we," "our" and "us" mean Equitable, a New York stock life insurance company. "You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person" because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE.

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value that grows tax-deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different mutual fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums.


Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life). Equitable offers an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.


                     SUMMARY OF INCENTIVE LIFE PLUS FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

PUTTING MONEY INTO THE POLICY

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the minimum initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS on page 9.

POLICY ACCOUNT


o Net premiums are put in your Policy Account and can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (Trust), a mutual fund. See THE SEPARATE ACCOUNT and THE TRUST, both on page 6.


o Transfers can be made among the various funding options, BUT TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE DURING A LIMITED TIME AND IN LIMITED AMOUNTS. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT on page 8 for a description of these limitations. Transfers into the Guaranteed Interest Account and among the Funds may generally be made at any time and are subject to certain minimum transfer amounts. See TRANSFERS OF POLICY ACCOUNT VALUE on page 13.


o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on the interest rates declared and guaranteed each year by Equitable (4% minimum before deductions).
   See THE GUARANTEED INTEREST ACCOUNT on page 8.


TAKING MONEY OUT OF THE POLICY

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT on page 14.

o Partial Withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS on page 15.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end. See SURRENDER FOR NET CASH SURRENDER VALUE on page 15.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit equal to the Face Amount plus the Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS on page 10.


o After the first policy year, you can increase the Face Amount. After the second policy year, you can decrease the Face Amount or change your death benefit option. Conditions apply to Face Amount and death benefit option changes. The minimum Face Amount is generally $50,000. See CHANGES IN INSURANCE PROTECTION on page 11.

o After the second policy year, you may be able to substitute the insured person. See SUBSTITUTION OF INSURED PERSON on page 12.


DEATH BENEFIT GUARANTEE


o The death benefit guarantee provision guarantees that, under certain conditions, the policy will remain in force even if the Net Cash Surrender Value is insufficient to pay the monthly policy charges. The death benefit guarantee provision is not available in New York, New Jersey and Massachusetts. In those states a 3-Year no lapse guarantee provision will apply. See GUARANTEEING THE DEATH BENEFIT on page 10 for a description of these provisions and the conditions that apply.

MATURITY BENEFIT

o A maturity benefit equal to the amount in your Policy Account, less any policy loan, any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday (Final Policy Date), if the insured person is still living on that date. See MATURITY BENEFIT on page 12.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION on page 12.

ADDITIONAL BENEFITS

o Disability waiver; accidental death; term insurance, including term insurance on an additional insured person, children's term insurance, and first-to-die term insurance; option to purchase additional insurance; and designated insured option riders are available. See ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM PREMIUMS on page 16.)


o Charge for taxes imposed by states and other jurisdictions. Such charges currently range from .75% to 5% (Virgin Islands).

o Premium Sales Charge ranging from 3% to 6% of premiums paid, depending upon the Face Amount. Equitable currently intends to stop deducting this charge once premiums paid equal a specified amount.

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT on page 16.)

o Administrative charge during the first or first and second policy years ranging from $20 per month to $55 per month depending upon the initial Face Amount and the insured person's age. During subsequent years, the monthly administrative charge ranges from $6 to $8. We may increase this charge, but we guarantee that it will never exceed $10 per month.

o Current monthly cost of insurance rates for preferred risk insureds range from $0.05 per thousand of net amount at risk at the younger ages to $50.00 per thousand of net amount at risk at the oldest age (99). The net amount at risk is the difference between the Policy Account value and the current death benefit. Guaranteed cost of insurance rates for preferred risk insureds range from $0.06 (younger ages) to $83.33 (age 99).

o  Monthly charge for any additional insurance benefits.

o  Certain policy transactions will result in the following charges:

   o Transfers -- Currently, we charge $25 per transfer after the twelfth transfer in a policy year. We reserve the right to charge $25 per transfer.

   o Partial Withdrawals -- An expense charge of $25 or 2% of the amount requested, whichever is less, is made for each partial withdrawal.

   o Face Amount Increases -- An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account.

   o Substitution of Insured Person -- A $100 expense charge will be deducted for each substitution of insured person.


o Monthly death benefit guarantee charge equal to $.01 per $1,000 of Face Amount including the face amount of any yearly renewable term rider on the insured person. This charge will not apply under certain circumstances.

FROM THE SEPARATE ACCOUNT

o Current charge for certain mortality and expense risks equal to .60% per annum (guaranteed not to exceed .90% per annum). For a period of time, this charge will be deducted differently for policies issued in New York.

SURRENDER CHARGES (See SURRENDER CHARGES on page 18.)

o An Administrative Surrender Charge will apply during the first eight policy years if you surrender the policy, reduce its Face Amount, or it terminates. The Administrative Surrender Charge varies by issue age of the insured person and the Face Amount, and will never be more than $3,000.

o A Premium Surrender Charge applies if the policy terminates, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced during the first fifteen policy years. The maximum charge is equal to 66% of one "target premium." After the first nine policy years, the maximum charge declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

o If you increase the policy's Face Amount, additional Surrender Charges will generally apply to the amount of the increase for fifteen years beginning on the effective date of increase.


FROM THE TRUST

o The Separate Account Funds purchase shares of the Trust at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, and certain direct operating expenses. The table below shows (i) the maximum annual rates payable by the Trust for investment management fees and (ii) direct expenses deducted from Trust assets in 1995. Investment management fees may decrease as portfolio net assets reach certain levels. These fee reductions are described under THE TRUST'S INVESTMENT ADVISER on page 6, and the actual management fees paid by the Trust in 1995 are disclosed in the attached Trust prospectus. Direct Trust expenses are likely to fluctuate from year to year. Both investment management fees and direct Trust expenses are expressed in the table below as a percentage of each portfolio's daily average net assets:

PORTFOLIO                    MAXIMUM MANAGEMENT FEE         1995 DIRECT EXPENSES
--------------------------------------------------------------------------------

Money Market                         0.40%                          0.04%
Intermediate Govt.                   0.50%                          0.07%
Securities
Quality Bond                         0.55%                          0.04%
High Yield                           0.55%                          0.05%
Growth & Income                      0.55%                          0.05%
Equity Index                         0.35%                          0.13%
Common Stock                         0.40%                          0.03%
Global                               0.55%                          0.08%
International                        0.90%                          0.13%*
Aggressive Stock                     0.50%                          0.03%
Conservative Investors               0.55%                          0.04%
Balanced                             0.40%                          0.03%
Growth Investors                     0.55%                          0.04%

----------
*Annualized


VARIATIONS


o Equitable is subject to the insurance laws and regulations in every jurisdiction in which Incentive Life Plus is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary from state to state. These variations will be reflected in the policy.


o The terms of Incentive Life Plus may also vary where special circumstances result in a reduction in our costs.

o A modified version of Incentive Life Plus may be offered where certain conditions are met.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have a right to examine the policy. You may cancel the policy, within the time limits described below, by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.


o Your request to cancel the policy must be postmarked no later than the later of: (i) 10 days after you receive the policy, (ii) 10 days after we mail or personally deliver a written notice telling you about your rights to cancel, or (iii) 45 days after you sign Part I of the policy application.


o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of one of our life insurance policies, we may reinstate the prior policy.

o  There may be income tax and withholding implications if you cancel.

POLICY TERMINATION

o The policy will go into default if the Net Cash Surrender Value is insufficient to cover monthly charges and the death benefit guarantee or the 3-Year no lapse guarantee provisions are not in effect. If this occurs, you will be notified and given the opportunity to maintain the policy in force by making additional payments. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOUR POLICY CAN TERMINATE on page 19 and YOU MAY RESTORE A POLICY AFTER IT TERMINATES on page 19.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax as long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, policy termination, or a substitution of insured may result in recognition of income for tax purposes. See TAX EFFECTS on page 20.

                       HUDSON RIVER TRUST RATES OF RETURN


The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trust, for periods ending September 30, 1996. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985, when these funds were managed separate accounts and subject to a different fee structure, has been adjusted to reflect current investment management fees of .40% per annum and estimated direct operating expenses of the Trust of .10% per annum. The Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the Trust portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Money Market Portfolio and 30-day yield for the Intermediate Government Securities, Quality Bond and High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.


THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER AN INCENTIVE LIFE PLUS
POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.


                                                                   RATES OF RETURN FOR PERIODS ENDING SEPTEMBER 30, 1996
                                            SEC        -----------------------------------------------------------------------------
PORTFOLIO                                  YIELDS      1 YEAR     3 YEARS     5 YEARS     10 YEARS     15 YEARS   SINCE INCEPTION(A)
---------                                  ------      ------     -------     -------     --------     --------   ------------------
The Fixed Income Series:
Money Market............................
Intermediate Government Securities......
Quality Bond............................
High Yield..............................
The Equity Series:
Growth & Income.........................
Equity Index............................
Common Stock............................
Global..................................
International...........................
Aggressive Stock........................
The Asset Allocation Series:
Conservative Investors..................
Balanced................................
Growth Investors........................


-------------
(a)The International Portfolio received its initial funding on April 3, 1995; the Equity Index Portfolio on March 1, 1994; the Growth & Income and Quality Bond Portfolios on October 1, 1993; the Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the
   Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.




Additional investment performance information appears in the attached Trust prospectus.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The table on the next page was developed to demonstrate how the actual investment experience of the Trust and its predecessors would have affected the Policy Account value and Cash Surrender Value of hypothetical Incentive Life Plus policies held for specified periods of time. The table illustrates premiums, Policy Account values and Cash Surrender Values of twelve hypothetical Incentive Life Plus policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that, in each case, the insured is a 40-year-old male, preferred non-tobacco user and that each policy has a level death benefit, a $300,000 face amount and a $4,000 annual premium.


The table assumes that each policy was purchased on the first day of a calendar year. For Trust portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year of inception. For Trust portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after 10 policy years and as of September 30, 1996.


                            ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES
                          BASED ON HISTORICAL INVESTMENT RESULTS, $300,000 OF INITIAL INSURANCE PROTECTION
                                                       AND CURRENT CHARGES (1)

                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER


                             ASSUMED POLICY            AT THE END OF                   AT THE END OF
                            PURCHASE DATE (2)      THE FIRST POLICY YEAR           THE FIFTH POLICY YEAR
                            -----------------  ----------------------------    ------------------------------
                                                TOTAL     POLICY    CASH        TOTAL     POLICY      CASH
                                BEGINNING      PREMIUM   ACCOUNT  SURRENDER    PREMIUM    ACCOUNT   SURRENDER
PORTFOLIO                        OF YEAR:       PAID      VALUE     VALUE       PAID       VALUE      VALUE
---------                       ---------      -------   -------  ---------    -------    -------   ---------
THE FIXED INCOME SERIES:
-----------------------------
Money Market................       1982        $4,000     $2,783    $  881     $20,000    $17,828    $15,486
Int. Gov't Securities.......       1991         4,000      2,764       862      20,000
QualityBond.................       1994         4,000      2,221       319        --         --        --
High Yield..................       1987         4,000      2,524       622      20,000     18,426     16,084

THE EQUITY SERIES:
-----------------------------
Growth & Income.............       1994         4,000      2,363       461        --         --        --
Equity Index................       1994         4,000      2,432       530        --         --        --
Common Stock................       1976         4,000      2,667       765      20,000     26,526     24,184
Global......................       1988         4,000      2,722       820      20,000     18,762     16,420
International...............       1995         4,000                             --         --        --
Aggressive Stock............       1986         4,000      3,469     1,567      20,000     22,787     20,445

THE ASSET ALLOCATION SERIES:
-----------------------------
Conservative Investors......       1990         4,000      2,585       683      20,000     16,322     13,980
Balanced....................       1986         4,000      3,271     1,369      20,000     19,315     16,973
Growth Investors............       1990         4,000      2,715       813      20,000     19,185     16,843

THE DEATH BENEFIT GUARANTEE / THREE YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96. SEE GUARANTEEING THE DEATH BENEFIT ON PAGE 10.

THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

(1) Policy values reflect all charges assessed under the policy and by the Trust, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of Trust portfolio. Please refer to the explanation of this table on page 4.




                            ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES
                          BASED ON HISTORICAL INVESTMENT RESULTS, $300,000 OF INITIAL INSURANCE PROTECTION
                                                       AND CURRENT CHARGES (1)

                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER


                             ASSUMED POLICY             AT THE END OF            FROM POLICY PURCHASE THROUGH
                            PURCHASE DATE (2)       THE TENTH POLICY YEAR             SEPTEMBER 30, 1996
                            -----------------   -----------------------------   -----------------------------
                                                 TOTAL     POLICY     CASH       TOTAL    POLICY      CASH
                                BEGINNING       PREMIUM   ACCOUNT   SURRENDER   PREMIUM   ACCOUNT   SURRENDER
PORTFOLIO                        OF YEAR:        PAID      VALUE      VALUE       PAID     VALUE      VALUE
---------                       ---------       -------   -------   ---------   -------   -------   ---------
THE FIXED INCOME SERIES:
-----------------------------
Money Market................       1982         $40,000   $41,583   $39,758
Int. Gov't Securities.......       1991            --        --        --
QualityBond.................       1994            --        --        --
High Yield..................       1987            --        --        --

THE EQUITY SERIES:
-----------------------------
Growth & Income.............       1994            --        --        --
Equity Index................       1994            --        --        --
Common Stock................       1976          40,000    68,804    66,979
Global......................       1988            --        --        --
International...............       1995            --        --        --
Aggressive Stock............       1986          40,000

THE ASSET ALLOCATION SERIES:
-----------------------------
Conservative Investors......       1990            --        --        --
Balanced....................       1986          40,000
Growth Investors............       1990            --        --        --

THE DEATH BENEFIT GUARANTEE / THREE YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96. SEE GUARANTEEING THE DEATH BENEFIT ON PAGE 10.

THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

(1) Policy values reflect all charges assessed under the policy and by the Trust, including an assumed charge for taxes of 2%. Current non-guaranteed charges have been used for the cost of insurance charges, Premium Sales Charge and monthly administrative charge. If the guaranteed maximum cost of insurance charges, Premium Sales Charge and monthly administrative charge were used, the results would be lower.

(2) Assumed Policy Purchase Date is based upon inception date of Trust portfolio. Please refer to the explanation of this table on page 4.


PART 1:  DETAILED INFORMATION ABOUT EQUITABLE AND
         INCENTIVE LIFE PLUS INVESTMENT CHOICES


THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS





EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA S.A. (AXA), a French insurance holding company. AXA beneficially owns 60.6% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $195.3 billion of assets as of December 31, 1995, including third party assets of approximately $144.4 billion. Equitable's home office is 787 Seventh Avenue, New York, New York 10019. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1995, we had approximately $132.8 billion face amount of variable life insurance in force. Prior to January 1, 1997, Incentive Life Plus policies were issued by Equitable's wholly-owned subsidiary, Equitable Variable Life Insurance Company ("Equitable Variable"). Equitable Variable was merged into Equitable as of January 1, 1997.


THE SEPARATE ACCOUNT AND THE TRUST


THE SEPARATE ACCOUNT. The Separate Account was established on September 21, 1995 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account is a successor to a separate account that was established by Equitable Variable on April 19, 1985. The assets of that separate account became assets of the Separate Account on January 1, 1997 when Equitable Variable was merged into Equitable.


Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors. We may also retain in the Separate Account amounts owed to us for charges or other permitted allocations. Because such retained amounts do not support Policy Account values, we may transfer them from the Separate Account to our general account at our discretion.

THE TRUST. The Separate Account has several funds, each of which invests in shares of a corresponding portfolio of the Trust. The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by our Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's portfolios is so large as to materially impair the investment performance of a portfolio or the Trust, we will examine other investment options.

THE TRUST'S INVESTMENT ADVISER. The Trust is advised by Alliance Capital Management L.P. (Alliance). Alliance is registered as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable. Alliance's main office is 1345 Avenue of the Americas, New York, New York 10105.

Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. On December 31, 1995, Alliance was managing over $146.5 billion in assets.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each portfolio's daily average net assets:

----------------------------------------------------------------------------------------------------
                                                                  DAILY AVERAGE NET ASSETS
                                                          ------------------------------------------
                                                             FIRST          NEXT           OVER
                                                             $350           $400           $750
PORTFOLIO                                                   MILLION        MILLION        MILLION
---------                                                 ------------   ------------   ------------
Common Stock, Money Market and Balanced...................   .400%          .375%          .350%
Aggressive Stock and Intermediate Government Securities...   .500%          .475%          .450%
High Yield, Global, Conservative Investors and
   Growth Investors.......................................   .550%          .525%          .500%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                  DAILY AVERAGE NET ASSETS
                                                          ------------------------------------------
                                                             FIRST          NEXT
                                                             $500           $500           OVER
PORTFOLIO                                                   MILLION        MILLION      $1 BILLION
---------                                                 ------------   ------------   ------------
Quality Bond and Growth & Income..........................   .550%          .525%          .500%

----------------------------------------------------------------------------------------------------
                                                             FIRST          NEXT           OVER
                                                             $750           $750           $1.5
PORTFOLIO                                                   MILLION        MILLION        BILLION
---------                                                 ------------   ------------   ------------
Equity Index..............................................   .350%          .300%          .250%

----------------------------------------------------------------------------------------------------
                                                             FIRST                         OVER
                                                             $500           NEXT           $1.5
PORTFOLIO                                                   MILLION      $1 BILLION       BILLION
---------                                                 ------------   ------------   ------------
International.............................................   .900%          .850%          .800%
----------------------------------------------------------------------------------------------------

INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. The policies and objectives of the Trust's portfolios are as follows:

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
-----------                --------------------                                     -----------
FIXED  INCOME SERIES:

MONEY MARKET............   Primarily  high  quality  short-term  money  market      High   level  of  current   income   while
                           instruments.                                             preserving    assets    and    maintaining
                                                                                    liquidity.

INTERMEDIATE............   Primarily debt  securities  issued or guaranteed by      High  current   income   consistent   with
GOVERNMENT                 the   U.S.    Government,    its    agencies    and      relative stability of principal.
SECURITIES                 instrumentalities.  Each  investment  will  have  a
                           final  maturity  of not  more  than 10  years or a
                           duration not exceeding that of a 10-year  Treasury
                           note.

QUALITY BOND............   Primarily investment grade fixed-income securities.      High  current   income   consistent   with
                                                                                    preservation of capital.

HIGH YIELD..............   Primarily   a   diversified   mix  of  high  yield,      High return by maximizing  current  income
                           fixed-income     securities    involving    greater      and,  to the extent  consistent  with that
                           volatility  of  price  and  risk of  principal  and      objective, capital appreciation.
                           income than high quality  fixed-income  securities.
                           The medium and lower  quality  debt  securities  in
                           which the  Portfolio  may invest are known as "junk
                           bonds."

EQUITY SERIES:

GROWTH & INCOME.........   Primarily   income   producing  common  stocks  and      High total  return  through a  combination
                           securities convertible into common stocks.               of    current     income    and    capital
                                                                                    appreciation.

EQUITY INDEX............   Selected  securities  in the S&P's  500 Index  (the      Total  return  performance  (before  trust
                           "Index")  which the adviser  believes  will, in the      expenses)    that     approximates     the
                           aggregate,  approximate the performance  results of      investment   performance   of  the   Index
                           the Index.                                               (including  reinvestment  of dividends) at
                                                                                    a risk level  consistent  with that of the
                                                                                    Index.

COMMON STOCK............   Primarily   common  stock  and  other   equity-type      Long-term    growth   of    capital    and
                           instruments.                                             increasing income.

GLOBAL..................   Primarily  equity  securities of non-United  States      Long-term growth of capital.
                           as well as United States companies.

INTERNATIONAL...........   Primarily equity  securities  selected  principally      Long-term growth of capital.
                           to  permit   participation  in  non-United   States
                           companies with prospects for growth.

AGGRESSIVE STOCK........   Primarily  common  stocks  and  other   equity-type      Long-term growth of capital.
                           securities  issued  by  medium  and  other  smaller
                           sized companies with strong growth potential.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
-----------                --------------------                                     -----------
ASSET ALLOCATION SERIES:

CONSERVATIVE............   Diversified  mix of  publicly-traded,  fixed-income      High   total   return   without,   in  the
INVESTORS                  and  equity  securities;  asset  mix  and  security      adviser's    opinion,    undue   risk   to
                           selection   are   primarily   based  upon   factors      principal.
                           expected  to  reduce   risk.   The   Portfolio   is
                           generally  expected  to hold  approximately  70% of
                           its assets in fixed  income  securities  and 30% in
                           equity securities.

BALANCED................   Primarily  common  stocks,   publicly-traded   debt      High  return   through  a  combination  of
                           securities    and   high   quality   money   market      current income and capital appreciation.
                           instruments.  The  Portfolio is generally  expected
                           to hold 50% of its assets in equity  securities and
                           50% in fixed income securities.

GROWTH INVESTORS........   Diversified  mix of  publicly-traded,  fixed-income      High  total  return  consistent  with  the
                           and  equity  securities;  asset  mix  and  security      adviser's determination of reasonable risk.
                           selection  based upon factors  expected to increase
                           possibility   of  high   long-term   return.   The
                           Portfolio   is   generally    expected   to   hold
                           approximately   70%  of  its   assets   in  equity
                           securities and 30% in fixed income securities.
----------------------------------------------------------------------------------------------------------------------------------

Because Policy Account values may be invested in mutual fund options, Incentive Life Plus offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and, indeed, may decrease in value.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports all of our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount you have in the Guaranteed Interest Account at any time is the sum of the amounts allocated or transferred to it, plus the interest credited to it, minus amounts deducted, transferred and withdrawn from it. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION on page 12.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Interest is credited and compounds daily at an effective annual rate that equals the declared rate for each policy year. Different rates may apply to policies currently being issued and previously issued policies. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. See POLICY LOAN INTEREST on page 14. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Transfers out of the Guaranteed Interest Account to the Separate Account are allowed once a year on or within 30 days after your policy anniversary. If we receive your transfer request up to 30 days before your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount, whichever is more. The minimum transfer amount is $500 or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2:  DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and tobacco user status of the insured person, the initial Face Amount of the policy (the initial minimum Face Amount is $50,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of the insured person. See COST OF INSURANCE CHARGE on page 16. You may choose to pay a higher initial premium.

The full initial premium shown on your application must be given to your agent or broker on or before the day the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.


Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable. Premiums after the first must be sent directly to our Administrative Office. The minimum premium is $100 (policies issued in some states or automatic payment plans may have different minimums.) This minimum may be increased if we give you written notice.


We may return premium payments if we determine based upon our interpretation of current tax rules that such premiums would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS on page 20 for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.


PLANNED PERIODIC PREMIUMS AND SPECIFIED PREMIUMS. Although premiums are flexible, page 3 of your policy (the Policy Information Page) will show a "planned" periodic premium and "specified premiums." Specified premiums are called no-lapse guarantee premiums for policies issued in New York and New
Jersey. We measure actual premiums against specified premiums to determine whether the death benefit guarantee provision or the 3-Year no lapse guarantee provision will prevent the policy from going into default.


Specified premiums are actuarially determined at issue based on the age, sex, tobacco user status and rating class of the insured person, the Face Amount and any additional benefits. Specified premiums may change if you make policy changes that increase or decrease the Face Amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's rating or tobacco user classification. Certain additional benefit riders will cause specified premiums to increase each year. We reserve the right to limit the amount of any premium payments which are in excess of specified premiums.

The planned periodic premium is an amount you determine (within limits set by us) when you apply for the policy. The planned premium may be more or less than the specified premiums. Neither the planned premium nor the specified premiums are required premiums.

Failure to pay premiums could cause the policy to go into default and ultimately terminate. See YOUR POLICY CAN TERMINATE on page 19.

PREMIUM AND MONTHLY CHARGE ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to a Fund take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page, and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT Value on page 13.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Money Market Fund, and all monthly deductions allocated to a Fund will be deducted from the Money Market Fund. On the Allocation Date, amounts in the Money Market Fund will be allocated to the various Funds in accordance with your policy application. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Money Market Fund on the Allocation Date.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period, we will also deduct any overdue monthly charges.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is generally based on provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. A higher percentage multiple than that required by Federal tax law will be applied at ages 91 and over. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the insured person dies times the percentage for the insured person's age (nearest birthday) at the beginning of the policy year of the insured person's death. The percentage declines as the insured person gets older. For ages that are not shown on the following table, the percentage multiples will decrease by a ratable portion for each full year.

--------------------------------------------------------------------------------------------------------------------------------
                         TABLE OF DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY ACCOUNT VALUES
INSURED             40 or         45          50          55          60           65          70        75 to         100
PERSON'S AGE        under                                                                                  95
                     250%        215%        185%        150%        130%         120%        115%        105%         100%
--------------------------------------------------------------------------------------------------------------------------------

For example, if the insured person were 75 years old and your policy had a Policy Account value of $200,000, the higher death benefit would be 105% of $200,000 or $210,000.


GUARANTEEING THE DEATH BENEFIT. We will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy and you have not withdrawn or borrowed those amounts. The death benefit guarantee period is either three years (under the 3-Year no lapse guarantee provision) or the period described in the following paragraphs (under the death benefit guarantee provision). Whether your policy has the 3-Year no lapse guarantee provision or the death benefit guarantee provision depends upon the state in which your policy is issued. Policies issued in New York, New Jersey and Massachusetts have the 3-Year no lapse guarantee provision.

The death benefit option you select (A or B) and the amount of your yearly renewable term rider for the insured person (YRT rider) can affect the length of time that the death benefit guarantee provision will last. If you have selected death benefit Option A, and you never change it to Option B, assuming no YRT rider, then the death benefit guarantee provision will terminate on the Final Policy Date. See MATURITY BENEFIT on page 12. If ever your policy, at any time, has an Option B death benefit, and assuming no YRT rider, the death benefit guarantee provision will terminate on the later of (1) the policy anniversary nearest the insured person's 80th birthday or (2) the 15th policy anniversary. However, if your death benefit first changes to an Option B after this time, the death benefit guarantee provision will terminate immediately. The death benefit option does not have any effect on the length of the 3-Year no lapse guarantee provision.

If your policy is issued with a YRT rider (see ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12), and your policy is issued in any state other than New York, New Jersey and Massachusetts, the length of time that the death benefit guarantee provision will last (the "DBG Period") may be shorter than the times set forth in the preceding paragraph. The DBG Period will depend on the proportion that the face amount of the YRT rider bears to the total face amount (base policy plus YRT rider) at the issue date of the policy and the death benefit option.



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% OF YRT RIDER TO TOTAL                     DBG PERIOD IF DEATH BENEFIT                 DBG PERIOD IF DEATH BENEFIT
FACE AMOUNT                                 OPTION  IS ALWAYS A                         OPTION IS EVER B
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Less than 25%                               To the later of policy anniversary          To the later of policy anniversary
                                            nearest age 75 or 30 policy  years*         nearest age 75 or 15 policy years
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25% to less than 50%                        To the later of policy anniversary          To the later of policy anniversary
                                            nearest age 65 or 20 policy years                  nearest age 65 or 15 policy years
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50% to less than 75%                        To the later of policy anniversary          To the later of policy anniversary
                                            nearest age 55 or 10 policy years                  nearest age 55 or 10 policy years
---------------------------------------------------------------------------------------------------------------------------------
75% and greater                             3 policy years                              3 policy years
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* In no event will the DBG period extend beyond the Final Policy Date.

The DBG Period is determined at the issue date and is not affected by subsequent changes in the base policy face amount or the YRT rider face amount, or by dropping or exchanging the YRT rider after issue. The only time the DBG Period will change after issue is if the policy was originally Option A and is later changed to Option B.

If your policy's Net Cash Surrender Value is insufficient to pay the monthly deductions, the death benefit guarantee provision can keep your policy from terminating if two conditions are satisfied. First, any outstanding policy loan plus accrued loan interest cannot exceed the policy's Cash Surrender Value. Second, the amount of your actual premium payments minus any withdrawals (each accumulated at 4% interest) must equal or exceed a benchmark premium amount. To determine this benchmark premium amount we accumulate the specified premiums (shown on the Policy Information Page) at 4% interest.


CHANGES IN INSURANCE PROTECTION

CHANGING THE FACE AMOUNT. You may request an increase in the Face Amount after the first policy year and a decrease after the second policy year. You must send your signed written request to our Administrative Office. See TAX EFFECTS on page 20 for the tax consequences of changing the Face Amount. If disability waiver goes into effect (see ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12), we will not permit any Face Amount change. Any change will be subject to our approval and the following conditions:

Face Amount Increases. To increase the Face Amount, you must provide satisfactory evidence that the insured person is still insurable. The cost of insurance rate for the amount of the increase will be based on the rating class, attained age and tobacco user status of the insured person on the date of the increase and on the insured person's sex. See COST OF INSURANCE CHARGE on page
16. We reserve the right to decline Face Amount increases if the insured person has become a more expensive risk.

Any increase must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the cost of insurance and the death benefit guarantee provision will generally increase beginning on the date the increase takes effect. An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account. See HOW POLICY ACCOUNT CHARGES ARE ALLOCATED on page 17.

Surrender Charges will generally be applicable to a Face Amount increase for fifteen years from the effective date of the increase. The Premium Surrender Charge percentage may be higher than the percentage applied prior to the increase. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See SURRENDER CHARGES on page 18.


Following the increase, a portion of each premium payment will be deemed to be attributable to the Face Amount increase. The Premium Sales Charge will generally be deducted from this amount, even if we had previously stopped deducting the charge on the premiums paid before the increase in accordance with our current practice. The Premium Sales Charge percentage may be lower than the percentage applied prior to the increase. See DEDUCTIONS FROM PREMIUMS -- PREMIUM SALES CHARGE on page 16.


You will have the right to cancel the Face Amount  increase  within the later of
(1) 45 days after the application for the increase is signed, (2) 10 days after receipt of a new Policy Information Page showing the increase and (3) 10 days after we mail or personally deliver a Notice of Cancellation Right. If you cancel the increase we will reverse any charges attributable to the increase and recalculate the Policy Account value, Cash Surrender Value and Surrender Charges to what they would have been had the increase not taken place. No Premium or Administrative Surrender Charge will be incurred upon cancellation. We reserve the right not to offer the cancellation right for Face Amount increases if we are no longer required to do so under applicable law.

Face Amount Decreases. You may reduce the Face Amount but not below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the death benefit guarantee provision and the cost of insurance will generally decrease (even though the rates may increase), beginning on the date the decrease in Face Amount takes effect.

Face Amount decreases that reduce the Face Amount below certain levels will result in higher monthly administrative charges. If you reduce the Face Amount during the first fifteen policy years or during the first fifteen years after a Face Amount increase, we may deduct a pro rata share of the applicable Surrender Charges from the Policy Account. Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See DEDUCTIONS FROM YOUR POLICY ACCOUNT on page 16 and SURRENDER CHARGES on page 18.

CHANGING THE DEATH BENEFIT OPTION. At any time after the second policy year while your policy is in force, you may change the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS on page 20 for the tax consequences of changing the death benefit option.


o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. This change may shorten the length of time the death benefit guarantee provision is available. See GUARANTEEING THE DEATH BENEFIT on page 10. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction. We may require evidence of insurability to make the change.


o If you change from OPTION B TO OPTION A, the Face Amount will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE on page 16). If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently. A Face Amount change that results from a death benefit option change will not affect any expense or sales charge (including any Surrender Charge) which varies by Face Amount, and no Surrender Charges will be deducted or established at the time of the change.


SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the second policy year, substitute the insured person under your policy. The cost of insurance charges may change, but we will not change the Surrender Charges. Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other adverse tax consequences as well, including classification of the policy as a modified endowment contract or disqualification of the policy as life insurance for Federal income tax purposes unless funds are distributed out of the policy. See TAX EFFECTS on page 20. You should consult your tax adviser prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences of making this change. A $100 charge will be deducted from the Policy Account for each substitution of insured person.


WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, or change in Face Amount or death benefit option, will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because based upon our interpretation of current rules, the change might disqualify your policy as life insurance under applicable Federal tax law. In other cases there may be adverse tax consequences as a result of the change. See TAX EFFECTS on page 20.


MATURITY BENEFIT

If the insured person is still living on the policy anniversary nearest his or her 100th birthday (Final Policy Date), we will pay you the amount in the Policy Account net of any policy loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS on page 20 and YOUR PAYMENT OPTIONS on page 24.


LIVING BENEFIT OPTION

Subject to our underwriting guidelines and availability in your state, our Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, we establish a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST on page 14.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT on page
8. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.


The receipt of a Living Benefit payment may be able to qualify for exclusion from income tax. See TAX EFFECTS on page 20. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.


ADDITIONAL BENEFITS MAY BE AVAILABLE


Your policy may include additional benefits. A monthly charge will be deducted from your Policy Account for each additional benefit you choose. Eligibility for and changes in these benefits are subject to our underwriting and other rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefits, accidental death benefit, term insurance riders for the insured person (including the YRT rider), children's term insurance, term insurance on an additional insured person, designated insured option rider, option to purchase additional insurance and first-to-die term insurance.


The designated insured option rider permits the policyowner, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability. The option to purchase additional insurance permits purchases of additional amounts of insurance on the insured person, without evidence of insurability, upon the occurrence of certain specified events. The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.


The term insurance riders for the insured person allow you to purchase additional death benefit coverage. Choosing coverage under a term insurance rider for the insured person in lieu of coverage under the base policy will reduce total charges and increase Policy Account values on a current charge basis. The more term insurance coverage you elect, the greater will be the amount of reduction in charges and increase in Policy Account values on a current charge basis. Also, term coverage is not subject to a surrender charge. However, if the higher death benefit becomes applicable (see DEATH BENEFITS on page 10) or if term rider insurance charges increase in relation to cost of insurance charges on the base policy, the combination coverage may ultimately become more costly and have lower Policy Account values than coverage under the base policy alone. Generally, the greater the proportion of term insurance coverage you elect, the greater the likelihood that the higher death benefit will apply. Also, the Living Benefit option discussed above does not apply to any term insurance coverage. Moreover, in New York, there are age restrictions on the final renewal period for term riders. If you later terminate your term rider coverage and also increase the Face Amount under the base policy, a new Surrender Charge period will commence.

The amount of the specified or 3-Year no lapse guarantee premium will be affected by the term rider coverage. In addition, if your policy is issued with a YRT rider, the duration of the death benefit guarantee may be shorter. See GUARANTEEING THE DEATH BENEFIT on page 10. Your agent can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.


YOUR POLICY ACCOUNT VALUE


The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES on page 16.


AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. The unit value that applies to a transaction taking effect on a business day will be the unit value calculated at the close of business on that day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We are closed for national business holidays, including Martin Luther King, Jr. Day, and also on the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. We will not process any policy transactions on those days other than a policy anniversary report and the payment of death benefit proceeds. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.


A net investment factor is determined for each Fund of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily mortality and expense risk charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday, Sunday and Monday). The daily mortality and expense risk charge is currently at an annual rate of .60% and is guaranteed not to exceed an annual rate of .90%. See CHARGES AGAINST THE SEPARATE ACCOUNT on page 17. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Incentive Life Plus unit values, call (212) 314-3310.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts among Funds or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT on page 8. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS on page 14.


The minimum amount which may be transferred is $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amounts transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than that currently allocated to a Fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Fund into the other Funds. To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 19.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. The telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.


CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. Currently, you will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.


BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least $500. If you request an additional loan, the additional amount will be added to the outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.


If you do not indicate how you wish to allocate it, the loan will be allocated according to the deduction allocation percentages applicable to your Policy Account. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions that your unloaned amount in the Guaranteed Interest Account and your values in the Fund bear to the unloaned value of your Policy Account.


POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. The maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. The interest rate we credit to the loaned portion of the Guaranteed Interest Account will be at an annual rate up to 2% less than the loan interest rate we charge. However, we reserve the right to credit a lower rate than this if in the future tax laws change such that our taxes on policy loans or policy loan interest are increased.


Under our current rules, the rate we credit on loaned amounts for the first fifteen policy years is 1% less than the rate we charge for policy loan interest, and the rate difference drops from 1% to 1/4 of 1% beginning in the sixteenth policy year. Because Incentive Life Plus was offered for the first time in 1995, no reduction in the rate difference has yet been attained. These rate differentials are those currently in effect and are not guaranteed. Interest credited on loaned amounts will never be less than 4%.


Interest accrues daily on any loaned amount in the Guaranteed Interest Account. On each policy anniversary and any time you repay a policy loan in full, accrued interest on the loaned amount is allocated to the Separate Account Funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the Funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.


REPAYING THE LOAN. You may repay all or part of a policy loan at any time. While you have a policy loan, we assume that any money you send us is a premium payment. If you wish to have any of these payments applied as a loan repayment, you must specifically so indicate in writing. Loan repayments are not subject to a charge for taxes or a Premium Sales Charge. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed Interest Account until the amount of any loans originally allocated to that Account have been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount set aside in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, policy maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. See TAX EFFECTS on page 20 for the tax consequences of a policy loan. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover monthly deductions or a loan may prevent the death benefit guarantee provision from keeping the policy out of default. See YOUR POLICY CAN TERMINATE on page 19.

PARTIAL WITHDRAWALS AND SURRENDER


PARTIAL WITHDRAWALS. At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash
Surrender Value by sending a signed written request to our Administrative Office. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount requested, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:


o  be at least $500,

o not cause the death benefit to fall below the minimum Face Amount for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner discussed above, we will make the withdrawal and deduction based on the proportions that your unloaned amounts in the Guaranteed Interest Account and the Funds bear to the total unloaned value of your Policy Account.


A partial withdrawal reduces the amount you have in your Policy Account and Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS on page 10. The withdrawal and these reductions will be effective as of the date your request is received at our Administrative Office. See TAX EFFECTS on page 20 for the tax consequences of a partial withdrawal and a reduction in benefits.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES on page 18. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. See TAX EFFECTS on page 20 for the tax consequences of a surrender. We will deduct from the Net Cast Surrender Value any amount securing a Living Benefit payment. We will compute the Net Cash Surrender Value as of the date we receive your written surrender request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date.

DEDUCTIONS AND CHARGES


DEDUCTIONS FROM PREMIUMS. Charges for certain taxes are deducted from all premiums. In addition, a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge for Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. Such charges currently range from .75% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary.

Premium Sales Charge. A percentage of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Incentive Life Plus, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. We pay these expenses from our own resources, including the Premium Sales Charge, any Premium Surrender Charge we might collect and any profit we may earn on the charges deducted under the policy, such as the mortality and expense risk charge. See SURRENDER CHARGES on page 18. The Premium Sales Charge percentage depends upon the Face Amount of the Policy as follows:


FACE AMOUNT RANGE:          $50,000 TO $99,999         $100,000 TO $499,999       $500,000 AND OVER
---------------------------------------------------------------------------------------------------
PERCENTAGE:                         6%                         4%                         3%

Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative premiums paid equals ten times the "sales load target premium." The sales load target premium varies by issue age, sex and tobacco user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. We reserve the right, however, to deduct the Premium Sales Charge from each premium payment at any time.

If you request a Face Amount increase above the previous highest Face Amount, we will establish a new sales load target premium attributable to the amount of the increase, and the Premium Sales Charge will be deducted from that portion of each subsequent premium payment deemed attributable to the increase until such premium payments have cumulatively reached ten times the new sales load target premium. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Sales Charge percentage applied to future premiums will be the lower percentage for that Face Amount range. Face Amount decreases do not change the Premium Sales Charge percentage.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charge. The administrative charge is designed to cover the costs of issuing your policy and the costs of maintaining your policy, such as billing, policy transactions and policyowner communications. This charge is designed to reimburse us for expenses and we do not expect to profit from it. The amount of the monthly administrative charge depends upon the initial Face Amount, the policy year and the issue age of the insured person as follows:

               FACE AMOUNT RANGE              FACE AMOUNT RANGE               FACE AMOUNT RANGE
ISSUE AGE      $50,000 TO $99,999             $100,000 TO $499,999            $500,000 AND OVER
----------------------------------------------------------------------------------------------------------
  0-29         $20 in years 1 & 2             $40 in year 1                   $25 in year 1
               $8 in years 3 and later*       $6 in year 2 and later*         $6 in year 2 and later*

   30+         $30 in years 1 & 2             $55 in year 1                   $25 in year 1
               $8 in years 3 and later*       $6 in year 2 and later*         $6 in year 2 and later*


*WE MAY INCREASE THIS CHARGE, BUT WE GUARANTEE THAT IT WILL NEVER EXCEED $10 PER
 MONTH.

[/FN]

The monthly administrative charge will increase from $6 to $8 if you request a Face Amount reduction that moves the policy into the lowest Face Amount range. The charge will decrease from $8 to $6 if you request a Face Amount increase after the second policy year that moves the policy out of the lowest Face Amount range (the $20 or $30 charge will continue through the second policy year).

Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit (not including any term coverage on the insured person) and the amount in your Policy Account. See ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12 for a description of term insurance riders.

Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. The current and guaranteed monthly cost of insurance rates are determined based on the sex, age, rating class and tobacco user status of the insured person. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since a policy has been issued) and the Face Amount. Current cost of insurance rates are generally highest for Face Amounts less than $100,000 and generally lowest for Face Amounts of $200,000 and above.


Beginning in the tenth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account value on the date such charges are assessed. This means that the larger your unloaned Policy Account value, the greater your potential reduction in current cost of insurance charges. This percentage begins at an annual rate of .05%, grading up to an annual rate of .65% in policy years 25 and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed. We may in the future increase, decrease, change the duration of, or eliminate the amount of the current cost of insurance charge reduction without advance notice to you. Because Incentive Life Plus was offered for the first time in 1995, no reduction of cost of insurance charges in the tenth policy year has yet been attained.


Lower current cost of insurance rates apply at most ages for insured persons who qualify as non-tobacco users. To qualify, an insured person must meet additional requirements that relate to tobacco use. In addition, the insured person must be age twenty or over. Insured persons who are under twenty years of age may ask us to review their current tobacco habits when they reach the policy anniversary nearest their twentieth birthday.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. Cost of insurance rates applicable to a policy issued in Montana will not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in this state. The guaranteed cost of insurance rates for Incentive Life Plus policies in this state are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Death Benefit Guarantee Charge. One cent per $1,000 of Face Amount (including any amount of yearly renewable term insurance) is deducted monthly to compensate us for the risk we assume by guaranteeing the death benefit under the death benefit guarantee provision. This charge is deducted regardless of whether specified premiums are paid, but it will not be deducted after the death benefit guarantee provision terminates. This charge will not be deducted in states where the death benefit guarantee provision is not available.

Charges For Additional Benefits. The cost of any additional benefits you choose will be deducted monthly. Your policy contains tables showing the guaranteed maximum charges for all of these insurance costs.


Transaction Charges. In addition to the monthly deductions from your Policy Account described above, we charge fees for certain policy transactions: see PARTIAL WITHDRAWALS on page 15, CHANGING THE FACE AMOUNT on page 11, SUBSTITUTION OF INSURED PERSON on page 12, LIVING BENEFIT OPTION on page 12 and TRANSFERS OF POLICY ACCOUNT VALUE on page 13. Also, if, after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See ILLUSTRATIONS OF POLICY BENEFITS on page 30.





How Policy Account Charges Are Allocated. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See PREMIUM AND MONTHLY CHARGE ALLOCATIONS on page 9. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

Changes. Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which would reduce the investment experience of the Funds. See TAX EFFECTS on page 20.


CHARGE AGAINST THE SEPARATE ACCOUNT. This charge is reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE on page 13.

A daily charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit.

TRUST CHARGES. The Funds purchase shares of the Trust at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, and certain direct operating expenses. The Trust does not impose a sales charge. See DEDUCTIONS AND CHARGES in the Summary on page 2 and THE TRUST'S INVESTMENT ADVISER on page 6.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for at least the first fifteen policy years. This difference is the result of the Premium Surrender Charge (which is a contingent deferred sales load) and an Administrative Surrender Charge. See also PREMIUM SALES CHARGE on page 16. These charges are contingent because you pay them only if you surrender your policy, reduce its Face Amount or it terminates. They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to the actual sales expenses for that year. A table of maximum Surrender Charges (maximum Premium Surrender Charge plus the maximum Administrative Surrender Charge) appears in the Policy Information Pages.


Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

Premium Surrender Charge. To determine the Premium Surrender Charge, "target" premiums are used. Target premiums are not based on the "planned" premium you determine, but are actuarially determined based on the age, sex and tobacco user status of the insured person and the Face Amount. Target premiums are different from sales load target premiums that are used to determine the Premium Sales Charge.

The maximum Premium Surrender Charge for the initial Face Amount of your policy (the "base policy") will equal 66% of one target premium. This maximum will not vary based on the amount of premiums you pay or when you pay them. After the first nine policy years, this maximum Premium Surrender Charge on the base policy begins to decrease by 11% per year on a monthly basis for policy years ten through fifteen. After fifteen years, the Premium Surrender Charge attributable to the base policy expires.

Subject to the maximum, the Premium Surrender Charge is calculated based on your actual premium payments. The Premium Surrender Charge percentage depends upon the Face Amount and the policy year in which the premium payment is made as follows:

POLICY YEAR OF        FACE AMOUNT RANGE      FACE AMOUNT RANGE                  FACE AMOUNT RANGE
PREMIUM PAYMENT       $50,000 TO $99,999     $100,000 TO $499,999               $500,000 AND OVER
----------------------------------------------------------------------------------------------------------
YEAR 1 (UP TO ONE
SEC GUIDELINE                24%                          26%                           27%
ANNUAL PREMIUM)
----------------------------------------------------------------------------------------------------------

YEAR 1 (OVER ONE             3%                           5%                             6%
SEC GUIDELINE
ANNUAL PREMIUM)
----------------------------------------------------------------------------------------------------------

YEAR 2                       3%                           5%                             6%
THROUGH 15
(ALL PREMIUMS)

The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions defined by the SEC. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended. Paying small amounts of premium in the policy's first fifteen years to reduce the potential surrender charge could increase the risk that your policy will terminate without value.

If you increase the Face Amount above the previous highest Face Amount (computed without regard to changes in Face Amount resulting from changing the death benefit option), we will establish an additional Premium Surrender Charge corresponding to the increased amount. An additional target premium attributable to the increase will be established and the additional Premium Surrender Charge will be subject to the same maximum percentage of 66%. This maximum will start to decline in the tenth year after the increase in the same manner as the Premium Surrender Charge on the base policy.

A portion of each premium payment made after a Face Amount increase will be deemed to be attributable to such increase, even if you do not increase the amount or frequency of your premium payments. The allocation of premiums between the base policy and Face Amount increases is actuarially determined in accordance with SEC regulations. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Surrender Charge percentage applied to future premiums -- even those premiums allocated to the base policy -- will be the higher percentage for that Face Amount range. Face Amount decreases do not change the Premium Surrender Charge percentage.

Administrative Surrender Charge. The Administrative Surrender Charge per $1,000 of Face Amount in the first three policy years (subject to a $3,000 maximum) is:

ISSUE AGE:      0-34      35-44      45-49      50-54      55+
                 $2         $3         $4         $5       $6

After the first three policy years, the Administrative Surrender Charge grades down on a monthly basis to zero at the end of the eighth policy year.

A Face Amount increase above the previous highest Face Amount will result in a new layer of Administrative Surrender Charges applicable to the increase.

ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS

YOUR POLICY CAN TERMINATE. Your insurance coverage under Incentive Life Plus continues as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest. If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month, your policy will go into default unless the operation of either the death benefit guarantee provision or the 3-Year no lapse guarantee provision is in effect. See GUARANTEEING THE DEATH BENEFIT on page 10.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will not be more than an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period, you may not transfer Policy Account value or make other policy changes.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions, any applicable Surrender Charges and any unpaid loan and accrued loan interest. We will inform you, and any assignee, at last known addresses that your policy has ended without value. See TAX EFFECTS on page 20 for the potential tax consequences of the termination of a policy.


YOU MAY RESTORE A POLICY AFTER IT TERMINATES. Subject to certain state variations, you may restore a policy within six months after it terminates if you provide evidence that the insured person (and any other person insured under a rider) is still insurable, and you make the premium payment that we require to restore the policy. The required premium will not be more than an amount sufficient to cover (i) total monthly deductions for 3 months, calculated from the effective date of restoration; (ii) the monthly administrative charges from the date of default to the effective date of restoration; (iii) any excess of the applicable Surrender Charge on the date of restoration over the Surrender Charge that was deducted on the date of default; and (iv) the charge for taxes, the Premium Sales Charge, and any increase in Surrender Charge associated with this payment. We will determine the amount of this required premium as if no interest or investment performance were credited to, or charged against, your Policy Account. The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Your restored policy will not have any loan balance even if there was a loan outstanding under the terminated policy.


From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment plus a Surrender Charge credit. This credit will be equal to the Surrender Charges that were deducted on the date of default, but not greater than the applicable Surrender Charges as of the effective date of restoration. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS on page 20 for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions for policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for an Incentive Life Plus policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years and policy months. Charges and deductions are first made as of the Register Date. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS on page 9.

Generally, we determine the Register Date based upon when we receive your full initial premium. In most cases:

o If you submit the full initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.


An early Register Date may be permitted for employer sponsored cases in order to accommodate a common Register Date for all employees. An early Register Date may also be permitted to provide a younger age at issue. We may also permit policyowners to delay a Register Date (up to three months) in employer sponsored cases.


The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the full initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will be the date the premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of your initial net premium allocated to the Funds may be temporarily allocated to the Money Market Fund prior to allocation in accordance with your instructions. See FLEXIBLE PREMIUMS on page 9.

Age. Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the effect of the current Federal income tax laws as currently interpreted on Incentive Life Plus policies owned by U.S. resident individuals. The tax effects on corporate taxpayers subject to the Federal alternative minimum tax, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. An Incentive Life Plus policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (the Code) and as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that Incentive Life Plus will meet these requirements, and that under Federal income tax law:

o the death benefit received by the beneficiary under your Incentive Life Plus policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a loan or a partial withdrawal.

SPECIAL TAX RULES MAY APPLY, HOWEVER, IF YOU TRANSFER YOUR OWNERSHIP OF THE POLICY. CONSULT YOUR TAX ADVISER BEFORE ANY TRANSFER OF YOUR POLICY.

The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." The character of any income recognized will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, an increase in Face Amount and certain other changes.

If the benefits are reduced during the first seven policy years after entering into the policy (or within seven years after a material change), for example, by requesting a decrease in Face Amount or in some cases, by making a partial withdrawal or terminating additional benefits under a rider, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment will also be considered a modified endowment.

Changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. See POLICY CHANGES on page 21.

IF YOUR INCENTIVE LIFE PLUS POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first 15 policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. In addition, if at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. IN ADDITION, IF A POLICY TERMINATES WHILE THERE IS A POLICY LOAN, THE CANCELLATION OF SUCH LOAN AND ACCRUED LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE ABOVE RULES. On the Final Policy Date, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions
(i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Final Policy Date the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described above even though you may be able to reinstate your policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.


LIVING BENEFITS. Amounts received under a life insurance contract on the life of individuals who are terminally ill, as defined by the tax law, are generally excludable from gross income as amounts paid by reason of the death of the insured. We believe that the living benefit which may be payable under your policy meets the law's definition of terminally ill and can qualify for this exclusion. This exclusion does not apply, however, to amounts paid to someone other than the insured if the payee has an insurable interest in the insured's life because the insured is a director, officer or employee of the payee or by reason of the insured being financially interested in any trade or business carried on by the payee.


DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure by us to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trust, intends to comply with these requirements.


In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular funds of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. To receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the policy the right to decline to accept all or part of any premium payments, decline to change death benefit options, make face amount changes or decline to make partial withdrawals that based upon our interpretation of current tax rules would cause your policy to fail to qualify. We may also make changes in the policy or its riders or require additional premium payments or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given written notice of such changes.


TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences described above may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Incentive Life Plus will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.


The particular situation of each policyowner, insured or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance and other taxes.


PENSION AND PROFIT-SHARING PLANS. If Incentive Life Plus policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult your legal adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for Federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3:  ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES


TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in shares of the corresponding Trust portfolios. Equitable is the legal owner of the shares and will attend, and has the right to vote at, any meeting of the Trust's shareholders. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the 1940 Act.


Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios corresponding to the Funds to which your Policy Account is allocated. The number of Trust shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board for the Trust's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Trust. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.


SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE, below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.


OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add Funds to, or remove Funds from, the Separate Account, combine two or more Funds within the Separate Account, or withdraw assets relating to Incentive Life Plus from one Fund and put them into another;

o  register or end the registration of the Separate Account under the 1940 Act;


o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable under the 1940 Act);


o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that Fund to another Fund of the Separate Account or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount or a substitution of insured person) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Issue Date or the date as of which the additional benefit rider became effective. We can require proof of continuing disability while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding policy loan, accrued loan interest and any partial withdrawals of Net Cash Surrender Value. If the insured person commits suicide within two years after the effective date of an increase in Face Amount that you requested, we will pay the death benefit based on the Face Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the transaction charge for the Face Amount increase). A new two-year suicide and contestability period will begin on the date of substitution following a substitution of insured. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments, such as the Net Cash Surrender Value, may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.


You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY below.) If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account(TM). The Equitable Access Account is not available to corporate or other non-natural beneficiaries. See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.


The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You  may  assign  (transfer)  your  rights  in the  policy  to  someone  else as collateral  for a loan or for some  other  reason,  if we  agree.  A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of any Net Cash Surrender Value or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies.

The Incentive Life Plus policy (Plan No. 94-300) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES


Equitable may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Incentive Life Plus policies. These variations will be made only in accordance with uniform rules that we establish.


DISTRIBUTION


EQ Financial Consultants, Inc., a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust under a Distribution Agreement. EQ Financial Consultants is also the distributor of our variable life insurance policies and variable annuity contracts under a Distribution and Servicing Agreement. EQ Financial Consultants' principal business address is 1755 Broadway, New York, NY 10019. EQ Financial Consultants is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the Exchange Act) and is a member of the National Association of Securities Dealers, Inc. EQ Financial Consultants is paid a fee for its services as distributor of our policies. In 1994 and 1995, we paid EQ Financial Consultants a fee of $216,920 and $325,380, respectively, for its services under the Distribution and Servicing Agreement.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of EQ Financial Consultants. The agent who sells you this policy receives sales commissions from Equitable. We pay commissions from our own resources, including the Premium Sales Charge deducted from your premium and any Premium Surrender Charge we might collect. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 6% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Following a requested Face Amount increase, commissions on a portion of the premium will be calculated based on the same rates described above. Use of a term rider on the insured person in place of an equal amount of coverage under the base policy generally reduces commissions. Commissions paid to agents based upon refunded premiums will be recovered. Agents with limited years of service may be paid differently.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of EQ Financial Consultants or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.





LEGAL PROCEEDINGS


We are not involved in any legal proceedings that would be considered material with respect to a policyowner's interest in the Separate Account.


ACCOUNTING AND ACTUARIAL EXPERTS


The financial statements of Separate Account FP and Equitable included in this prospectus have been audited for the years ended December 31, 1995, 1994 and 1993 by ________________, as stated in their reports. The financial statements of Separate Account FP and Equitable have been so included in reliance on the reports of ________________, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable for the period ended September 30, 1996 are unaudited.

The financial statements of Equitable contained in this prospectus should be considered only as bearing upon the ability of Equitable to meet its obligations under the Incentive Life Plus policies. They should not be considered as bearing upon the investment experience of the funds of the Separate Account. The financial statements of Separate Account FP include periods when Separate
Account FP was part of Equitable Variable, a wholly-owned subsidiary of Equitable. The assets of Separate Account FP were assumed by Equitable on January 1, 1997 when Equitable Variable was merged into Equitable.


Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
DIRECTORS

Claude Bebear                          Director of Equitable since July 1991. Chairman of the Board of the Holding Company (February
AXA S.A.                               1996-present)  and a Director of other affiliates of Equitable.  Chairman and Chief Executive
23, Avenue Matignon                    Officer of AXA since February 1989.  Chief Executive  Officer of the AXA Group since 1974 and
75008 Paris, France                    Chairman or Director of numerous subsidiaries and affiliated companies of the AXA Group.

Christopher J. Brocksom                Director  of  Equitable  since  July 1992.  Chief  Executive  Officer,  AXA Equity & Law Life
AXA Equity & Law                       Assurance  Society ("AXA Equity & Law") and various  directorships  and officerships with AXA
Amersham Road                          Equity & Law affiliated companies.
High Wycombe
Bucks HP 13 5 AL, England

Francoise Colloc'h                     Director of  Equitable  since July 1992.  Executive  Vice  President,  Culture-- Management--
AXA S.A.                               Communications, AXA, and various positions with AXA affiliated companies.
23, Avenue Matignon
75008 Paris, France

Henri de Castries                      Director  of  Equitable  since  September  1993.  Vice  Chairman  of the Board of the Holding
AXA S.A.                               Company since February 1996.  Executive Vice President  Financial Services and Life Insurance
23, Avenue Matignon                    Activities  of AXA  since  1993.  Prior  thereto,  General  Secretary  from  1991 to 1993 and
75008 Paris, France                    Central  Director  of  Finances  from 1989 to 1991.  Also  Director  or  Officer  of  various subsidiaries  and affiliates of the AXA Group.  Director of the Holding  Company and of other
                                       Equitable affiliates.

Joseph L. Dionne                       Director  of  Equitable  since May 1982.  Chairman  (since  April  1988) and Chief  Executive
The McGraw-Hill Companies              Officer (Since April 1983) of The McGraw-Hill Companies.  Director of the Holding Company.
1221 Avenue of the Americas
New York, NY  10020

William T. Esrey                       Director of  Equitable  since July 1986.  Chairman  (since  April  1990) and Chief  Executive
Sprint Corporation                     Officer (since 1985) and President  (1985 to February 1996) of Sprint  Corporation.  Director
P.O. Box 11315                         of the Holding Company.
Kansas City, MO  64112

Jean-Rene Fourtou                      Director of Equitable since July 1992.  Chairman and Chief Executive Officer,  Rhone-Poulenc,
Rhone-Poulenc S.A.                     S.A. since 1986.  Director of the Holding Company and AXA.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                      Director of Equitable since March 1989.  President, Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125

Donald J. Greene                       Director of Equitable since July 1991.  Partner,  LeBoeuf,  Lamb, Greene & MacRae since 1965.
LeBouef, Lamb, Greene & MacRae         Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513

John T. Hartley                        Director of Equitable  since August 1987.  Retired  Chairman and Chief  Executive  Officer of
Harris Corporation                     Harris  Corporation  (until July 1995);  prior thereto,  he held the positions of Chairman of
1025 NASA Boulevard                    Harris  Corporation from 1987,  Chief Executive  Officer from 1986 and President from October
Melbourne, FL 32919                    1987 to April 1993.

John H.F. Haskell, Jr.                 Director of Equitable since July 1992.  Managing  Director of Dillon,  Read & Co., Inc. since
Dillon, Read & Co., Inc.               1975 and member of its Board of Directors.
535 Madison Avenue
New York, NY  10022

NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
DIRECTORS  (continued)

W. Edwin Jarmain                       Director of Equitable  since July 1992. President of Jarmain Group Inc.  since 1979;  also an
Jarmain Group Inc.                     Officer  or  Director  of  several  affiliated   companies.  Chairman  and  Director  of  FCA
121 King Street West                   International Ltd.; served as President, CEO and Director from 1992 through 1993. Director of
Suite 2525, Box 36                     various AXA affiliated companies. Director of the Holding Company since July 1992.
Toronto, Ontario M5H 3T9,
Canada

G. Donald Johnston, Jr.                Director of Equitable since January 1986.  Retired Chairman and Chief Executive  Officer, JWT
184-400 Ocean Road                     Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963

Winthrop Knowlton                      Director of Equitable since October 1973.  Chairman of the Board of Knowlton  Brothers,  Inc.
Knowlton Brothers, Inc.                since May 1989; also President of Knowlton  Associates,  Inc. since September 1987;  Director
530 Fifth Avenue                       of the Holding Company.
New York, NY  10036

Arthur L. Liman                        Director of Equitable since March 1984.  Partner,  Paul, Weiss,  Rifkind,  Wharton & Garrison
Paul, Weiss, Rifkind, Wharton          since 1966.
   and Garrison
1285 Avenue of the Americas
New York, NY  10019

George T. Lowy                         Director of Equitable since July 1992.  Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019

Didier Pineau-Valencienne              Director  of  Equitable  since  February  1996.  Chairman  and  Chief  Executive  Officer  of
Schneider S.A.                         Schneider  S.A. since 1981 and Chairman or Director of numerous  subsidiaries  and affiliated
64-70 Avenue Jean-Baptiste             companies of Schneider.  Director of AXA and the Holding Company.
Clament
96646 Boulogne-Billancourt
Cedex
France

George J. Sella, Jr.                   Director  of  Equitable  since May 1987.  Retired  Chairman  and Chief  Executive  Officer of
P.O. Box 397                           American  Cyanamid  Company  (until April 1993);  prior  thereto,  Chairman from 1984,  Chief
Newton, NJ  07860                      Executive Officer from 1983 and President from 1979 to 1991.

Dave H. Williams                       Director of  Equitable  since March 1991.  Chairman and Chief  Executive  Officer of Alliance
Alliance Capital Management            since 1977 and  Chairman or Director of numerous  subsidiaries  and  affiliated  companies of
Corporation                            Alliance.  Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105

OFFICERS -- DIRECTORS

James M. Benson                        Director of Equitable  since February 1994.  Chief  Executive  Officer (since  February 1996)
                                       and President of Equitable  (since February  1994);  prior thereto,  Chief Operating  Officer
                                       (February  1994 to February 1996) and Senior  Executive  Vice  President of Equitable  (April
                                       1993 to February 1994).  Previously,  President,  Chief  Executive  Officer and a Director of
                                       Equitable  Variable Life Insurance  Company  ("EVLICO").  Senior  Executive Vice President of
                                       the Holding  Company since  February 1994 and Chief  Operating  Officer since  February 1996;
                                       Director of various  Equitable  affiliated  companies;  Director of the Holding Company since
                                       February 1994.

William T. McCaffrey                   Director of  Equitable  since  February  1996.  Senior  Executive  Vice  President  and Chief
                                       Operating  Officer of Equitable (all since  February  1996).  Prior  thereto,  Executive Vice
                                       President  (from  February  1986 to February  1996) and Chief  Administrative  Officer  (from
                                       February 1988 to February 1996).  Executive Vice President and Chief  Administrative  Officer
                                       (since  February  1994) of the  Holding  Company.  Director of various  Equitable  affiliated companies, including EVLICO.

NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
OFFICERS -- DIRECTORS (continued)

Joseph J. Melone                       Chairman of Equitable  since  February 1994 and a Director of Equitable  since November 1990.
                                       Chief  Executive  Officer of the Holding  Company  since  February  1996 and President of the
                                       Holding  Company  since May 1992.  Previously,  Chief  Executive  Officer of  Equitable  from
                                       February 1994, to February 1996; prior to February 1994,  President,  Chief Executive Officer and  Director  of  Equitable  from  September  1992 to  February  1994 and  President,  Chief
                                       Operating  Officer and a Director since  November  1990.  Former  Chairman,  Chief  Executive
                                       Officer and Director of EVLICO.  Director of various Equitable and AXA affiliated companies.

OTHER OFFICERS

A. Frank Beaz                          Senior Vice  President,  Equitable;  prior thereto,  Vice President,  Equitable  (until March
                                       1995).  Executive Vice President, EQ Financial Consultants, Inc.  ("EQF") (May 1995-present).

Leon B. Billis                         Senior Vice President,  Equitable;  prior thereto, Vice President,  Equitable (until November
                                       1994); Vice President, EVLICO (July 1996 to December 1996).

Harvey Blitz                           Senior Vice President and Deputy Chief Financial Officer,  Equitable.  Senior Vice President,
                                       Holding Company;  Director or Chairman of various Equitable  affiliated  companies;  Director
                                       (October 1992 to December 1996) and Vice President, EVLICO (April 1995 to December 1996).

Kevin R. Byrne                         Vice President and Treasurer,  Equitable;  Vice  President and  Treasurer,  Holding  Company;
                                       Treasurer,  EVLICO (until  December 1996) and Frontier Trust Company;  Director or Officer of
                                       other Equitable affiliated companies.

Jerry M. de St. Paer                   Executive Vice President,  Equitable.  Senior  Executive Vice President  (since May 1996) and
                                       Chief  Financial  Officer (since May 1992) of the Holding  Company.  Executive Vice President
                                       and Chief  Operating  Officer (since  September  1994) of Equitable  Investment  Corporation.
                                       Previously held various  officerships with Equitable and its affiliates.  Director and Senior
                                       Investment Officer,  EVLICO (until December 1996).  Director of various Equitable  affiliated companies.

Gordon G. Dinsmore                     Senior Vice President and Corporate  Actuary,  Equitable.  Executive Vice President,  Equico.
                                       Director  and  Senior  Vice  President,  EVLICO  (until  December  1996);  Director  of other
                                       Equitable affiliated companies.

Alvin H. Fenichel                      Senior Vice  President and  Controller,  Equitable.  Senior Vice  President  and  Controller,
                                       Holding  Company.   Vice  President  and  Controller  (until  December  1996),  EVLICO;  Vice
                                       President, The Equitable of Colorado, Inc. ("Colorado").

Paul J. Flora                          Senior Vice  President and Auditor,  Equitable.  Prior  thereto,  Vice  President and Auditor
                                       (February 1994 to March 1996).  Vice President and Auditor,  Holding Company  (September 1994
                                       to present). Vice President/Auditor, National Westminster Bank (November 1984 to June 1994).

Robert E. Garber                       Executive Vice President and General Counsel, Equitable; Executive Vice President and General
                                       Counsel,  Holding  Company.  Prior  thereto,  Senior Vice  President  and General  Counsel of
                                       Equitable  and the  Holding  Company  (September  1993 to  September  1994) and  Senior  Vice
                                       President and Deputy General Counsel of Equitable (September 1989 to September 1993).

Donald R. Kaplan                       Vice President and Acting Chief Compliance Officer,  Equitable. Prior thereto, Vice President and Counsel (until June 1996).

Michael S. Martin                      Senior Vice  President,  Equitable.  Chairman,  EQF;  Chairman and Chief  Executive  Officer,
                                       EquiSource of New York  (January  1992 to October  1994) and Frontier  (April 1992 to October
                                       1994);  Vice  President,  Hudson  River  Trust  ("HRT")  (February  1993 to  February  1995);
                                       Director,  Vice  President  and  Treasurer,  Equitable  Distributors,  Inc.  (August  1993 to
                                       February  1995),  also Chairman,  President,  and Chief Executive  Officer  (December 1993 to
                                       February 1995); Director,  Equitable Underwriting and Sales Agency (Bahamas),  Ltd. (May 1996
                                       to present) and Colorado (January 1995 to present).

NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
OFFICERS -- DIRECTORS  (continued)

Peter D. Noris                         Executive Vice President and Chief Investment  Officer,  Equitable.  Executive Vice President
                                       (since May 1995) and Chief  Investment  Officer  (since July 1995),  Holding  Company.  Prior thereto,  Vice  President/Manager,  Insurance Companies Investment  Strategies Group, Solomon
                                       Brothers,  Inc. (November 1992 to May 1995). Prior thereto,  with Morgan Stanley & Co., Inc., from  October  1984 to November  1992 as  Principal,  Fixed Income  Insurance  Group.  Former
                                       Director and Senior Vice President of EVLICO. Director of other Equitable affiliates.

Anthony C. Pasquale                    Senior  Vice  President,   Equitable.   Chairman  and  President,   Equitable  Realty  Assets
                                       Corporation (July 1995 to present). Director of other Equitable affiliates.

Michael J. Rich                        Senior Vice  President,  Equitable,  since October 1994;  prior  thereto,  Vice  President of
                                       Underwriting,  John Hancock  Mutual Life  Insurance  Co. since 1988.  Director of EVLICO (May
                                       1995 to December 1996).

Pauline Sherman                        Vice President,  Secretary and Associate  General  Counsel,  Equitable;  prior thereto,  Vice
                                       President and Associate General Counsel (until September 1995). Vice President, Secretary and
                                       Associate General Counsel, Holding Company (September 1995 to present).

Samuel Shlesinger                      Senior Vice  President and Actuary,  Equitable;  prior  thereto,  Vice President and Actuary.
                                       Previously,  Director and Senior Vice  President,  EVLICO  (February 1988 to December  1996).
                                       Director, Chairman and Chief Executive Officer, Equitable of Colorado. Vice President, HRT.

Jose S. Suquet                         Executive  Vice  President  and Chief Agency  Officer,  Equitable,  since August 1994;  prior thereto, Agency Manager, Equitable (February 1985 to August 1994).

Stanley B. Tulin                       Senior  Executive  Vice  President and Chief  Financial  Officer,  Equitable;  prior thereto,
                                       Chairman,  Insurance Consulting and Actuarial Practice, Coopers & Lybrand (until April 1996);
                                       Executive Vice President, Holding Company.

PART 4:  ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Incentive Life Plus policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual investment results may be more or less than those shown. The tables are for a 40-year-old preferred risk male non-tobacco user. Planned premium payments of $4,000 for an initial Face Amount of $300,000 are assumed to be paid at the beginning of each policy year. The illustration assumes no policy loan has been taken. The differences between the Policy Account and the Cash Surrender Values in the first fifteen years are the Surrender Charges. See SURRENDER CHARGES on page 18.

The tables illustrate both current and guaranteed charges. The current charges include reductions in cost of insurance charges beginning in the tenth policy year, which are not guaranteed, and daily charges against the Separate Account Funds of .60% per annum for mortality and expense risks (.90% for the guaranteed table). The tables also assume .51% per annum for investment management (the average of the effective annual advisory fees applicable to each Trust portfolio during 1995 and the maximum advisory fee for the International Portfolio) and
 .04% per annum for direct Trust expenses. The charge reflected for direct Trust expenses exceeds the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1995. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.15%, on 6% it would be 4.78%, and on 12% it would be 10.72%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER on page 6. The tables also assume a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on your policy's factors. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                               INCENTIVE LIFE PLUS


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000                              INITIAL FACE AMOUNT $300,000
                                                          DEATH BENEFIT OPTION A

                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                            ASSUMING CURRENT CHARGES


                                                DEATH BENEFIT                             POLICY ACCOUNT
                                         ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
      END OF                             ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
      POLICY          ACCUMULATED     ---------------------------------         --------------------------------
       YEAR           PREMIUMS(1)         0%           6%         12%              0%           6%          12%
    -----------         -------       --------     --------    --------         -------     --------    --------
         1             $  4,200       $300,000     $300,000    $300,000         $ 2,376     $  2,556    $  2,737
         2                8,610        300,000      300,000     300,000           5,265        5,793       6,344
         3               13,241        300,000      300,000     300,000           8,079        9,142      10,294
         4               18,103        300,000      300,000     300,000          10,807       12,598      14,615
         5               23,208        300,000      300,000     300,000          13,454       16,172      19,353

         6               28,568        300,000      300,000     300,000          16,011       19,858      24,544
         7               34,196        300,000      300,000     300,000          18,474       23,659      30,235
         8               40,106        300,000      300,000     300,000          20,843       27,581      36,483
         9               46,312        300,000      300,000     300,000          23,139       31,653      43,375
        10               52,827        300,000      300,000     300,000          25,501       36,033      51,149

        15               90,630        300,000      300,000     300,000          36,234       60,836     104,559

        20              138,877        300,000      300,000     300,000          44,801       91,397     195,136

    25 (age 65)         200,454        300,000      300,000     432,451          51,450      131,371     354,468

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.


                                               INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
       CASH SURRENDER VALUE                   ON CASH SURRENDER VALUES                        ON DEATH BENEFIT
   ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
   ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
---------------------------------         --------------------------------          -------------------------------------
   0%          6%           12%              0%          6%          12%                0%           6%            12%
-------    --------      --------         -------     -------      -------          ---------     ---------     ---------
$   474    $    654      $    835         -88.15%     -83.65%      -79.12%          7,400.00%     7,400.00%     7,400.00%
  3,163       3,691         4,242         -47.98      -41.71       -35.53             717.47        717.47        717.47
  5,777       6,840         7,992         -32.34      -25.58       -18.99             283.61        283.61        283.61
  8,485      10,276        12,293         -23.82      -16.95       -10.27             162.42        162.42        162.42
 11,112      13,830        17,011         -18.98      -12.05        -5.35             109.30        109.30        109.30

 13,649      17,496        22,182         -15.95       -8.97        -2.25              80.35         80.35         80.35
 16,104      21,290        27,866         -13.87       -6.85        -0.12              62.43         62.43         62.43
 18,653      25,391        34,293         -12.16       -6.85         1.54              50.35         50.35         50.35
 20,949      29,463        41,185         -11.08       -4.04         2.68              41.74         41.74         41.74
 23,676      34,208        49,324          -9.81       -2.87         3.78              35.51         35.31         35.31

 36,234      60,836       104,559          -6.62        0.17         6.67              18.45         18.45         18.45

 44,801      91,397       195,136          -5.92        1.25         7.89              11.41         11.41         11.41

 51,450     131,371       354,468          -5.60        2.04         8.74               7.67          7.67         10.00

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               INCENTIVE LIFE PLUS


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000                              INITIAL FACE AMOUNT $300,000
                                                          DEATH BENEFIT OPTION A

                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                           ASSUMING GUARANTEED CHARGES


                                                DEATH BENEFIT                             POLICY ACCOUNT
                                         ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
      END OF                             ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
      POLICY          ACCUMULATED     ---------------------------------         --------------------------------
       YEAR           PREMIUMS(1)         0%           6%         12%              0%           6%          12%
    -----------         -------       --------     --------    --------         -------     --------    --------
         1             $  4,200       $300,000     $300,000    $300,000         $ 2,340     $ 2,519     $  2,699
         2                8,610        300,000      300,000     300,000           5,136       5,656        6,199
         3               13,241        300,000      300,000     300,000           7,846       8,888       10,017
         4               18,103        300,000      300,000     300,000          10,464      12,211       14,179
         5               23,208        300,000      300,000     300,000          12,991      15,631       18,724

         6               28,568        300,000      300,000     300,000          15,419      19,143       23,683
         7               34,196        300,000      300,000     300,000          17,744      22,748       29,097
         8               40,106        300,000      300,000     300,000          19,963      26,446       35,013
         9               46,312        300,000      300,000     300,000          22,074      30,238       41,484
        10               52,827        300,000      300,000     300,000          24,067      34,120       48,563

        15               90,630        300,000      300,000     300,000          31,891      54,693       95,448

        20              138,877        300,000      300,000     300,000          34,637      76,267      170,592

   25 (age 65)          200,454        300,000      300,000     360,893          29,267      97,092      295,814

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.


                                               INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
       CASH SURRENDER VALUE                   ON CASH SURRENDER VALUES                        ON DEATH BENEFIT
   ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
   ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
---------------------------------         --------------------------------          -------------------------------------
   0%          6%           12%              0%          6%          12%                0%           6%            12%
-------    --------      --------         -------     -------      -------          ---------     ---------     ---------
$   438    $   617       $    797         -89.04%     -84.57%      -80.09%          7,400.00%     7,400.00%     7,400.00%
  3,034      3,554          4,097         -49.57      -43.30       -37.12             717.47        717.47        717.47
  5,544      6,586          7,715         -33.92      -27.13       -20.52             283.61        283.61        283.61
  8,142      9,889         11,857         -25.26      -18.35       -11.63             162.42        162.42        162.42
 10,649     13,289         16,382         -20.32      -13.33        -6.58             109.30        109.30        109.30

 13,057     16,781         21,321         -17.19      -10.15        -3.37              80.35         80.35         80.35
 15,374     20,378         26,727         -15.04       -7.95        -1.16              62.43         62.43         62.43
 17,773     24,256         32,824         -13.27       -6.20         0.56              50.35         50.35         50.35
 19,884     28,048         39,294         -12.18       -5.04         1.75              41.74         41.74         41.74
 22,242     32,295         46,738         -11.03       -3.93         2.81              35.31         35.31         35.31

 31,891     54,693         95,448          -8.41       -1.17         5.61              18.45         18.45         18.45

 34,637     76,267        170,592          -8.89       -0.46         6.76              11.41         11.41         11.41

 29,267     97,092        295,814         -11.53       -0.23         7.58               7.67          7.67          8.85

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               INCENTIVE LIFE PLUS


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000                              INITIAL FACE AMOUNT $300,000
                                                          DEATH BENEFIT OPTION B

                                   MALE AGE 40
                         PREFERRED RISK NON-TOBACCO USER
                            ASSUMING CURRENT CHARGES


                                                DEATH BENEFIT                             POLICY ACCOUNT
                                         ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
      END OF                             ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
      POLICY          ACCUMULATED     ---------------------------------         --------------------------------
       YEAR           PREMIUMS(1)         0%           6%         12%              0%           6%          12%
    -----------         -------       --------     --------    --------         -------     --------    --------
         1             $  4,200       $302,369     $302,549    $302,729         $ 2,369     $  2,549    $  2,729
         2                8,610        305,245      305,771     306,319           5,245        5,771       6,319
         3               13,241        308,037      309,094     310,239           8,037        9,094      10,239
         4               18,103        310,735      312,512     314,513          10,735       12,512      14,513
         5               23,208        313,342      316,033     319,182          13,342       16,033      19,182

         6               28,568        315,847      319,647     324,275          15,847       19,647      24,275
         7               34,196        318,247      323,355     329,831          18,247       23,355      29,831
         8               40,106        320,538      327,157     335,896          20,538       27,157      35,896
         9               46,312        322,742      331,079     342,549          22,742       31,079      42,549
        10               52,827        324,997      335,275     350,015          24,997       35,275      50,015

        15               90,630        334,955      358,486     400,222          34,955       58,486     100,222

        20              138,877        342,216      385,551     481,685          42,216       85,551     181,685

   25 (age 65)          200,454        346,815      418,342     619,058          46,815      118,342     319,058

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.


                                               INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
       CASH SURRENDER VALUE                   ON CASH SURRENDER VALUES                        ON DEATH BENEFIT
   ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
   ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
---------------------------------         --------------------------------          -------------------------------------
   0%          6%           12%              0%          6%          12%                0%           6%            12%
-------    --------      --------         -------     -------      -------          ---------     ---------     ---------
$   467    $    647      $    827         -88.32%     -83.82%      -79.31%          7,549.23%     7,463.73%     7,468.24%
  3,143       3,669         4,217         -48.23      -41.96       -35.80             724.99        725.74        726.53
  5,735       6,792         7,937         -32.62      -25.87       -19.29             287.38        287.87        288.40
  8,413      10,190        12,191         -24.12      -17.25       -10.58             165.08        165.52        166.01
 11,000      13,691        16,840         -19.30      -12.38        -5.68             111.47        111.90        112.40

 13,485      17,285        21,913         -16.28       -9.31        -2.59              82.24         82.68         83.21
 15,877      20,985        27,461         -14.23       -7.22        -0.49              64.13         64.59         65.17
 18,348      24,967        33,706         -12.54       -5.55         1.15              51.93         52.42         53.05
 20,552      28,889        40,359         -11.48       -4.44         2.28              43.22         43.73         44.43
 23,173      33,450        48,190         -10.23       -3.28         3.36              36.72         37.27         38.03

 34,955      58,486       100,222          -7.12       -0.32         6.18              19.65         20.39         21.59

 42,216      85,551       181,685          -6.58        0.63         7.29              12.47         13.42         15.17

 46,815     118,342       319,058          -6.50        1.27         8.07               8.60          9.79         12.22

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                               INCENTIVE LIFE PLUS


            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


PLANNED PREMIUM $4,000                              INITIAL FACE AMOUNT $300,000

                                   MALE AGE 40
             PREFERRED RISK NON-TOBACCO USER DEATH BENEFIT OPTION B
                           ASSUMING GUARANTEED CHARGES


                                                DEATH BENEFIT                             POLICY ACCOUNT
                                         ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS
      END OF                             ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF
      POLICY          ACCUMULATED     ---------------------------------         --------------------------------
       YEAR           PREMIUMS(1)         0%           6%         12%              0%           6%          12%
    -----------         -------       --------     --------    --------         -------     --------    --------
         1             $  4,200       $302,333     $302,512    $302,691         $ 2,333     $ 2,512     $  2,691
         2                8,610        305,115      305,633     306,174           5,115       5,633        6,174
         3               13,241        307,804      308,839     309,961           7,804       8,839        9,961
         4               18,103        310,390      312,124     314,076          10,390      12,124       14,076
         5               23,208        312,877      315,490     318,551          12,877      15,490       18,551

         6               28,568        315,254      318,931     323,411          15,254      18,931       23,411
         7               34,196        317,515      322,442     328,690          17,515      22,442       28,690
         8               40,106        319,658      326,021     334,426          19,658      26,021       34,426
         9               46,312        321,677      329,664     340,659          21,677      29,664       40,659
        10               52,827        323,563      333,363     347,428          23,563      33,363       47,428

        15               90,630        330,545      352,216     390,873          30,545      52,216       90,873

        20              138,877        331,720      369,572     455,066          31,720      69,572      155,066

   25 (age 65)          200,454        323,921      380,973     548,579          23,921      80,973      248,579

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.


                                               INTERNAL RATE OF RETURN                    INTERNAL RATE OF RETURN
       CASH SURRENDER VALUE                   ON CASH SURRENDER VALUES                        ON DEATH BENEFIT
   ASSUMING HYPOTHETICAL GROSS               ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
   ANNUAL INVESTMENT RETURN OF               ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
---------------------------------         --------------------------------          -------------------------------------
   0%          6%           12%              0%          6%          12%                0%           6%            12%
-------    --------      --------         -------     -------      -------          ---------     ---------     ---------
$   432    $   610       $    789         -89.21%     -84.76%      -80.28%          7,458.34%     7,462.79%     7,467.27%
  3,013      3,531          4,072         -49.83      -43.56       -37.40             724.81        725.55        726.32
  5,502      6,537          7,659         -34.21      -27.44       -20.83             287.27        287.75        288.27
  8,068      9,802         11,754         -25.58      -18.67       -11.96             165.00        165.42        165.90
 10,535     13,148         16,209         -20.65      -13.67        -6.93             111.40        111.81        112.30

 12,892     16,569         21,049         -17.54      -10.50        -3.74              82.17         82.60         83.11
 15,145     20,072         26,320         -15.42       -8.33        -1.55              64.06         64.51         65.07
 17,468     23,831         32,236         -13.67       -6.59         0.16              51.87         52.34         52.94
 19,487     27,474         38,469         -12.60       -5.46         1.32              43.15         43.65         44.31
 21,783     31,538         45,603         -11.47       -4.37         2.37              36.64         37.17         37.90

 30,545     52,216         90,873          -9.03       -1.76         5.03              19.51         20.20         21.33

 31,720     69,572        155,066          -9.96       -1.35         5.95              12.22         13.08         14.73

 23,921     80,973        248,579         -14.05       -1.67         6.44               8.16          9.20         11.48

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, Quality Bond Division, High Yield Division, Growth and Income Division, Equity Index Division, Common Stock Division, Global Division, International Division, Aggressive Stock Division, Conservative Investors Division, Balanced Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company ("Equitable Variable Life") Separate Account FP at December 31, 1995 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Variable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1995 with the transfer agent, provide a reasonable basis for the opinion expressed above.



[__________________________________]
New York, NY
February 7, 1996, except as to Note 8 which is as of September 19, 1996




                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                            INTERMEDIATE
                                MONEY        GOVERNMENT      QUALITY          HIGH          GROWTH &       EQUITY
                               MARKET        SECURITIES        BOND          YIELD           INCOME         INDEX
                              DIVISION        DIVISION       DIVISION       DIVISION        DIVISION      DIVISION
                            ------------    -----------    ------------    -----------    -----------    -----------
ASSETS
Investments in shares of
  The Hudson River
  Trust -- at market
  value (Notes 2 and 7)
Cost:  $207,548,119.....    $207,638,095
         37,536,467.....                    $37,681,989
        141,011,715.....                                   $138,906,039
         68,700,148.....                                                   $72,524,129
         17,021,456.....                                                                  $19,144,802
         59,443,291.....                                                                                 $71,895,056
Receivable for sales of
  shares of The Hudson
  River Trust...........              --             --              --             --             --             --
Receivable for policy-
  related transactions..       1,030,719        472,227         195,736        671,870        272,371        214,843
                            ------------    -----------    ------------    -----------    -----------    -----------
Total Assets............     208,668,814     38,154,216     139,101,775     73,195,999     19,417,173     72,109,899
                            ------------    -----------    ------------    -----------    -----------    -----------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................       1,021,043        488,551         195,429        740,734        272,227        214,856
Payable for policy-
  related transactions..              --             --              --             --             --             --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         514,240        516,621         618,900        524,303        526,633        271,428
                            ------------    -----------    ------------    -----------     ----------    -----------
Total Liabilities.......       1,535,283      1,005,172         814,329      1,265,037        798,860        486,284
                            ------------    -----------    ------------    -----------     ----------    -----------
NET ASSETS ATTRIBUTABLE
TO POLICYOWNERS.........    $207,133,531    $37,149,044    $138,287,446    $71,930,962    $18,618,313    $71,623,615
                            ============    ===========    ============    ===========    ===========    ===========

See Notes to Financial Statements.


                                COMMON                                        AGGRESSIVE
                                STOCK           GLOBAL       INTERNATIONAL      STOCK
                               DIVISION         DIVISION        DIVISION       DIVISION
                            --------------    ------------    -----------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  966,230,780......    $1,148,055,059
       297,303,481......                      $333,829,077
        11,991,226......                                      $12,659,132
       475,758,260......                                                     $556,029,378
Receivable for sales of
  shares of The Hudson
  River Trust...........                --              --             --              --
Receivable for policy-
  related transactions..           233,000         421,042        137,166         800,569
                            --------------    ------------    -----------    ------------
Total Assets............     1,148,288,059     334,250,119     12,796,298     556,829,947
                            --------------    ------------    -----------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................           679,729         246,368        143,511       1,121,615
Payable for  policy-
  related transactions..                --              --             --              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         1,023,056         506,731        220,849         520,201
                            --------------    ------------    -----------    ------------
Total Liabilities.......         1,702,785         753,099        364,360       1,641,816
                            --------------    ------------    -----------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $1,146,585,274    $333,497,020    $12,431,938    $555,188,131
                            ==============    ============    ===========    ============

See Notes to Financial Statements.

                                         ASSET ALLOCATION SERIES
                            --------------------------------------------
                            CONSERVATIVE                       GROWTH
                             INVESTORS        BALANCED        INVESTORS
                              DIVISION        DIVISION        DIVISION
                            ------------    ------------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  162,300,470......    $172,662,590
       356,282,500......                    $399,379,687
       474,917,898......                                    $556,703,771
Receivable for sales of
  shares of The Hudson
  River Trust...........          76,736              --              --
Receivable for policy-
  related transactions..              --              --         191,779
                            ------------    ------------    ------------
Total Assets............     172,739,326     399,379,687     556,895,550
                            ------------    ------------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................              --         179,701         414,996
Payable for policy-
  related transactions..          81,465          47,918              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         570,762         586,859         602,888
                            ------------    ------------    ------------
Total Liabilities.......         652,227         814,478       1,017,884
                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $172,087,099    $398,565,209    $555,877,666
                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS


                                                                                                    INTERMEDIATE GOVERNMENT
                                                              MONEY MARKET DIVISION                   SECURITIES DIVISION
                                                      ------------------------------------   --------------------------------------



                                                              YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                      ------------------------------------   --------------------------------------

                                                         1995         1994         1993         1995          1994           1993
                                                      ----------   ----------   ----------   ----------   ------------   ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $9,225,401   $5,368,883   $4,163,389   $2,010,283   $ 5,671,984   $14,930,827
  Expenses (Note 3):
    Mortality and expense risk charges............       954,556      826,379      834,113      197,721       527,675     1,470,325
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INVESTMENT INCOME.............................     8,270,845    4,542,504    3,329,276    1,812,562     5,144,309    13,460,502
                                                      ----------   ----------   ----------   ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)    3,999,846
    Realized gain distribution from
      The Hudson River Trust......................            --           --           --           --            --    11,449,074
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED GAIN (LOSS)..........................      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)   15,448,920

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................        32,760      (14,267)    (224,885)  (2,736,863)   (1,617,237)    1,966,231
    End of period.................................        89,976       32,760      (14,267)     145,522    (2,736,863)   (1,617,237)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
  Change in unrealized appreciation/depreciation
    during the period.............................        57,216       47,027      210,618    2,882,385    (1,119,626)   (3,583,468)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      (375,131)     142,557     (129,136)   2,071,617   (11,283,602)   11,865,452
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $7,895,714   $4,685,061   $3,200,140   $3,884,179   $(6,139,293)  $25,325,954
                                                      ==========   ==========   ==========   ==========   ===========   ===========


                                                                QUALITY BOND DIVISION
                                                       -------------------------------------------

                                                                                      OCTOBER 1*
                                                                                         TO
                                                        YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                      ---------------------------    ------------

                                                          1995            1994           1993
                                                      -----------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 7,958,285    $  8,123,722    $  1,221,840
  Expenses (Note 3):
    Mortality and expense risk charges............        767,627         689,178         163,308
                                                      -----------    ------------    ------------
NET INVESTMENT INCOME.............................      7,190,658       7,434,544       1,058,532
                                                      -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       (632,666)       (410,697)           (106)
    Realized gain distribution from
      The Hudson River Trust......................             --              --         130,973
                                                      -----------    ------------    ------------
NET REALIZED GAIN (LOSS)..........................       (632,666)       (410,697)        130,867

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................    (15,521,200)     (1,886,621)            --
    End of period.................................     (2,105,676)    (15,521,200)    (1,886,621)
                                                      -----------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................     13,415,524     (13,634,579)    (1,886,621)
                                                      -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................     12,782,858     (14,045,276)    (1,755,754)
                                                      -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $19,973,516    $ (6,610,732)   $  (697,222)
                                                      ===========    ============    ===========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                                          HIGH YIELD DIVISION
                                                              ----------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  1995           1994          1993
                                                              -----------    -----------    ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $ 6,518,568    $ 4,578,946    $4,488,259
  Expenses (Note 3):
    Mortality and expense risk charges....................        371,369        305,522       285,992
                                                              -----------    -----------    ----------
NET INVESTMENT INCOME.....................................      6,147,199      4,273,424     4,202,267
                                                              -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................       (179,454)      (328,199)      107,852
    Realized gain distribution from
      The Hudson River Trust..............................             --             --     1,030,687
                                                              -----------    -----------    ----------
NET REALIZED GAIN (LOSS)..................................       (179,454)      (328,199)    1,138,539

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................       (873,103)     4,734,999       763,746
    End of period.........................................      3,823,981       (873,103)    4,734,999
                                                              -----------    -----------    ----------
  Change in unrealized appreciation/depreciation
    during the period.....................................      4,697,084     (5,608,102)    3,971,253
                                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....      4,517,630     (5,936,301)    5,109,792
                                                              -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $10,664,829    $(1,662,877)   $9,312,059
                                                              ===========    ===========    ==========

See Notes to Financial Statements.


                                                                     GROWTH & INCOME DIVISION               EQUITY INDEX DIVISION
                                                              ---------------------------------------     --------------------------
                                                                                          OCTOBER 1*                     APRIL 1*
                                                                                             TO            YEAR ENDED       TO
                                                               YEAR ENDED DECEMBER 31,   DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                                              ------------------------  -------------     -----------  -------------
                                                                 1995          1994         1993             1995           1994
                                                              ----------     ---------  -------------     -----------  -------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $  380,677     $ 108,492     $ 3,394        $   964,775    $ 596,180
  Expenses (Note 3):
    Mortality and expense risk charges....................        69,716        19,204       1,833            289,199      152,789
                                                              ----------     ---------     -------        -----------    ---------
NET INVESTMENT INCOME.....................................       310,961        89,288       1,561            675,576      443,391
                                                              ----------     ---------     -------        -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................         2,791       (11,709)       (134)             3,060       (6,949)
    Realized gain distribution from
      The Hudson River Trust..............................            --            --          --            536,890      134,154
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED GAIN (LOSS)..................................         2,791       (11,709)       (134)           539,950      127,205

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................      (141,585)         (904)         --           (399,286)          --
    End of period.........................................     2,123,346      (141,585)       (904)        12,451,765     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
  Change in unrealized appreciation/depreciation
    during the period.....................................     2,264,931      (140,681)       (904)        12,851,051     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....     2,267,722      (152,390)     (1,038)        13,391,001     (272,081)
                                                              ----------     ---------     -------        -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $2,578,683     $ (63,102)    $   523        $14,066,577    $ 171,310
                                                              ==========     =========     =======        ===========    =========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                    COMMON STOCK DIVISION                          GLOBAL STOCK DIVISION
                                         --------------------------------------------    -----------------------------------------


                                                    YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                         --------------------------------------------    -----------------------------------------
                                             1995            1994            1993            1995           1994           1993
                                         ------------    ------------    ------------    -----------    -----------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................    $ 14,259,262    $ 11,755,355    $ 10,311,886    $ 5,152,442    $ 2,768,605    $ 1,060,406
  Expenses (Note 3):
    Mortality and expense risk
      charges........................       6,050,368       4,741,008       4,005,102      1,743,898      1,211,620        466,897
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INVESTMENT INCOME................       8,208,894       7,014,347       6,306,784      3,408,544      1,556,985        593,509
                                         ------------    ------------    ------------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................      16,793,683         292,144       4,176,629      3,049,444      3,347,704      1,333,766
    Realized gain distribution from
      The Hudson River Trust.........      63,838,178      43,936,280      85,777,775      9,214,950      4,821,242     11,642,904
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED GAIN (LOSS).............      80,631,861      44,228,424      89,954,404     12,264,394      8,168,946     12,976,670

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............      (2,048,649)     71,350,568      22,647,989      3,130,280      7,062,877      2,783,724
    End of period....................     181,824,279      (2,048,649)     71,350,568     36,525,596      3,130,280      7,062,877
                                         ------------    ------------    ------------    -----------    -----------    -----------
  Change in unrealized appreciation/
    depreciation during the period...     183,872,928     (73,399,217)     48,702,579     33,395,316     (3,932,597)     4,279,153
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............     264,504,789     (29,170,793)    138,656,983     45,659,710      4,236,349     17,255,823
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $272,713,683    $(22,156,446)   $144,963,767    $49,068,254    $ 5,793,334    $17,849,332
                                         ============    ============    ============    ===========    ===========    ===========

See Notes to Financial Statements.

                                          INTERNATIONAL
                                            DIVISION                 AGGRESSIVE STOCK DIVISION
                                         --------------   --------------------------------------------
                                            APRIL 3*
                                              TO
                                          DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                         --------------   --------------------------------------------
                                              1995            1995            1994            1993
                                           ----------     ------------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................       $195,500      $  1,268,689    $    400,102    $    766,228
  Expenses (Note 3):
    Mortality and expense risk
      charges........................         36,471         2,702,978       1,944,639       1,757,109
                                            --------      ------------    ------------    ------------
NET INVESTMENT INCOME................        159,029        (1,434,289)     (1,544,537)       (990,881)
                                            --------      ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................           (790)       11,560,966      (6,075,250)     35,696,507
    Realized gain distribution from
      The Hudson River Trust.........         51,741        61,903,470              --      25,339,962
                                            --------      ------------    ------------    ------------
NET REALIZED GAIN (LOSS).............         50,951        73,464,436      (6,075,250)     61,036,469

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............             --        30,761,318      35,185,988      53,885,737
    End of period....................        667,906        80,271,118      30,761,318      35,185,988
                                            --------      ------------    ------------    ------------
  Change in unrealized appreciation/
    depreciation during the period...        667,906        49,509,800      (4,424,670)    (18,699,749)
                                            --------      ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............        718,857       122,974,236     (10,499,920)     42,336,720
                                            --------      ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........       $877,886      $121,539,947    $(12,044,457)   $ 41,345,839
                                            ========      ============    ============    ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONCLUDED)

                                                                                ASSET ALLOCATION SERIES
                                                   ---------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS DIVISION                    BALANCED DIVISION
                                                   --------------------------------------   ----------------------------------------
                                                            YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                                   --------------------------------------   ----------------------------------------
                                                       1995          1994         1993          1995          1994           1993
                                                   -----------   -----------   ----------   -----------   ------------   -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.......   $ 8,169,109   $ 6,205,574   $4,088,977   $12,276,328   $ 10,557,487   $10,062,862
  Expenses (Note 3):
    Mortality and expense risk charges..........       921,294       750,164      551,610     2,237,982      2,103,510     2,047,811
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INVESTMENT INCOME...........................     7,247,815     5,455,410    3,537,367    10,038,346      8,453,977     8,015,051
                                                   -----------   -----------   ----------   -----------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments.........      (378,551)     (421,501)      91,739    (2,466,524)       858,164     1,446,919
    Realized gain distribution from
      The Hudson River Trust....................     1,068,272            --    4,651,717    10,894,130             --    20,280,817
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED GAIN (LOSS)........................       689,721      (421,502)   4,743,456     8,427,606        858,164    21,727,736

  Unrealized appreciation (depreciation) on
    investments:
    Beginning of period.........................    (8,767,697)    1,915,037    2,223,612    (2,878,875)    37,960,661    30,072,900
    End of period...............................    10,362,120    (8,767,697)   1,915,037    43,097,187     (2,878,875)   37,960,661
                                                   -----------   -----------   ----------   -----------   ------------   -----------
  Change in unrealized appreciation/depreciation
    during the period...........................    19,129,817   (10,682,734)    (308,575)   45,976,062    (40,839,536)    7,887,761
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS................................    19,819,538   (11,104,236)   4,434,881    54,403,668    (39,981,372)   29,615,497
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................   $27,067,353   $(5,648,826)  $7,972,248   $64,442,014   $(31,527,395)  $37,630,548
                                                   ===========   ===========   ==========   ===========   ============   ===========

See Notes to Financial Statements.

                                                                  ASSET ALLOCATION SERIES
                                                      -------------------------------------------
                                                                 GROWTH INVESTORS DIVISION
                                                      -------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                          1995            1994            1993
                                                      ------------    ------------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 15,855,901    $ 10,663,204    $ 5,922,228
  Expenses (Note 3):
    Mortality and expense risk charges............       2,796,354       1,995,747      1,274,117
                                                      ------------    ------------    -----------
NET INVESTMENT INCOME.............................      13,059,547       8,667,457      4,648,111
                                                      ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       1,752,185         241,591         52,392
    Realized gain distribution from
      The Hudson River Trust......................       7,421,853              --     14,624,517
                                                      ------------    ------------    -----------
NET REALIZED GAIN (LOSS)..........................       9,174,038         241,591     14,676,909

  Unrealized appreciation (depreciation) on
  investments:
    Beginning of period...........................        (770,693)     20,567,604     12,746,740
    End of period.................................      81,785,873        (770,693)    20,567,604
                                                      ------------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................      82,556,566     (21,338,297)     7,820,864
                                                      ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      91,730,604     (21,096,706)    22,497,773
                                                      ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $104,790,151    $(12,429,249)   $27,145,884
                                                      ============    ============    ===========

See Notes to Financial Statements.

                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                INTERMEDIATE GOVERNMENT
                                                  MONEY MARKET DIVISION                           SECURITIES DIVISION
                                       ------------------------------------------   -------------------------------------------


                                                 YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------   -------------------------------------------
                                           1995           1994           1993           1995           1994            1993
                                       ------------   ------------   ------------   -----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............   $  8,270,845   $  4,542,504   $  3,329,276   $ 1,812,562   $   5,144,309   $  13,460,502
  Net realized gain (loss)..........       (432,347)        95,530       (339,754)     (810,768)    (10,163,976)     15,448,920
  Change in unrealized appreciation/
    depreciation on investments.....         57,216         47,027        210,618     2,882,385      (1,119,626)     (3,583,468)
                                       ------------   ------------   ------------   -----------   -------------   -------------

  Net increase (decrease)
    from operations.................      7,895,714      4,685,061      3,200,140     3,884,179      (6,139,293)     25,325,954
                                       ------------   ------------   ------------   -----------   -------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............     96,773,056     82,536,703     64,845,505    11,016,347      18,915,140      26,598,113
  Benefits and other policy-related
    transactions (Note 3)...........    (39,770,849)   (32,432,771)   (31,747,197)   (6,286,070)     (5,813,181)     (7,539,335)
  Net transfers among divisions.....      4,776,165    (25,466,044)   (50,510,704)      953,149    (125,116,319)   (180,916,946)
                                       ------------   ------------   ------------   -----------   -------------   -------------
  Net increase (decrease) from
    policy-related transactions.....     61,778,372     24,637,888    (17,412,396)    5,683,426    (112,014,360)   (161,858,168)
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......        (36,640)       (24,067)        92,890       (72,636)         15,335         (69,330)
                                       ------------   ------------   ------------   -----------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS...     69,637,446     29,298,882    (14,119,366)    9,494,969    (118,138,318)   (136,601,544)
NET ASSETS, BEGINNING OF PERIOD.....    137,496,085    108,197,203    122,316,569    27,654,075     145,792,393     282,393,937
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET ASSETS, END OF PERIOD...........   $207,133,531   $137,496,085   $108,197,203   $37,149,044   $  27,654,075   $ 145,792,393
                                       ============   ============   ============   ===========   =============   =============

See Notes to Financial Statements.


                                                     QUALITY BOND DIVISION
                                         -------------------------------------------
                                                                          OCTOBER 1*
                                                                             TO
                                            YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                         ----------------------------    -----------
                                             1995            1994           1993
                                         ------------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............     $  7,190,658    $  7,434,544    $ 1,058,532
  Net realized gain (loss)..........         (632,666)       (410,697)       130,867
  Change in unrealized appreciation/
    depreciation on investments.....       13,415,524     (13,634,579)    (1,886,621)
                                         ------------    ------------    -----------

  Net increase (decrease)
    from operations.................       19,973,516      (6,610,732)      (697,222)
                                         ------------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............        2,516,135         850,240        181,283
  Benefits and other policy-related
    transactions (Note 3)...........       (3,189,044)     (2,891,278)      (441,626)
  Net transfers among divisions.....        2,462,969      25,765,197    100,786,909
                                         ------------    ------------    -----------
  Net increase (decrease) from
    policy-related transactions.....        1,790,060      23,724,159    100,526,566
                                         ------------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......         (712,602)        255,654         38,047
                                         ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS...       21,050,974      17,369,081     99,867,391
NET ASSETS, BEGINNING OF PERIOD.....      117,236,472      99,867,391             --
                                         ------------    ------------    -----------
NET ASSETS, END OF PERIOD...........     $138,287,446    $117,236,472    $99,867,391
                                         ============    ============    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            HIGH YIELD DIVISION
                                                               ------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                  1995            1994            1993
                                                               -----------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................     $ 6,147,199    $  4,273,424    $ 4,202,267
  Net realized gain (loss)................................        (179,454)       (328,199)     1,138,539
  Change in unrealized appreciation/
    depreciation on investments...........................       4,697,084      (5,608,102)     3,971,253
                                                               -----------    ------------    -----------
  Net increase (decrease) from operations.................      10,664,829      (1,662,877)     9,312,059
                                                               -----------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      15,333,474      14,287,345     10,787,763
  Benefits and other policy-related
    transactions (Note 3).................................      (8,211,013)     (7,162,537)    (5,179,424)
  Net transfers among divisions...........................       4,789,450     (11,048,174)     1,006,671
                                                               -----------    ------------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................      11,911,911      (3,923,366)     6,615,010
                                                               -----------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................        (100,679)         16,028        (31,889)
                                                               -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................      22,476,061      (5,570,215)    15,895,180
NET ASSETS, BEGINNING OF PERIOD...........................      49,454,901      55,025,116     39,129,936
                                                               -----------    ------------    -----------
NET ASSETS, END OF PERIOD.................................     $71,930,962    $ 49,454,901    $55,025,116
                                                               ===========    ============    ===========

See Notes to Financial Statements.

                                                                    GROWTH & INCOME DIVISION                EQUITY INDEX DIVISION
                                                              -------------------------------------      --------------------------
                                                                                           OCTOBER 1*                    APRIL 1*
                                                                                              TO          YEAR ENDED        TO
                                                                YEAR ENDED DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              -------------------------   -----------    -----------    -----------
                                                                  1995          1994         1993           1995           1994
                                                              -----------    ----------   -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................    $   310,961    $   89,288    $  1,561      $   675,576    $   443,391
  Net realized gain (loss)................................          2,791       (11,709)       (134)         539,950        127,205
  Change in unrealized appreciation/
    depreciation on investments...........................      2,264,931      (140,681)       (904)      12,851,051       (399,286)
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from operations.................      2,578,683       (63,102)        523       14,066,577        171,310
                                                              -----------    ----------    --------      -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      6,464,035     2,953,965     182,381       10,308,871        690,540
  Benefits and other policy-related
    transactions (Note 3).................................     (1,385,132)     (481,430)     (6,581)      (2,111,532)      (472,818)
  Net transfers among divisions...........................      5,274,221     3,033,230     279,153       18,305,589     30,736,505
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................     10,353,124     5,505,765     454,953       26,502,928     30,954,227
                                                              -----------    ----------    --------      -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................       (221,877)        6,113       4,131          (71,293)          (134)
                                                              -----------    ----------    --------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................     12,709,930     5,448,776     459,607       40,498,212     31,125,403
NET ASSETS, BEGINNING OF PERIOD...........................      5,908,383       459,607          --       31,125,403             --
                                                              -----------    ----------    --------      -----------    -----------
NET ASSETS, END OF PERIOD.................................    $18,618,313    $5,908,383    $459,607      $71,623,615    $31,125,403
                                                              ===========    ==========    ========      ===========    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            COMMON STOCK DIVISION                         GLOBAL STOCK DIVISION
                               --------------------------------------------   ------------------------------------------


                                            YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                               --------------------------------------------   ------------------------------------------
                                     1995            1994           1993          1995           1994           1993
                               --------------   -------------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....   $    8,208,894   $  7,014,347    $ 6,306,784   $  3,408,544   $  1,556,985   $    593,509
  Net realized gain (loss)..       80,631,861     44,228,424     89,954,404     12,264,394      8,168,946     12,976,670
  Change in unrealized
    appreciation/
    depreciation on
    investments.............      183,872,928    (73,399,217)    48,702,579     33,395,316     (3,932,597)     4,279,153
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........      272,713,683    (22,156,446)   144,963,767     49,068,254      5,793,334     17,849,332
                               --------------   ------------   ------------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      216,068,996    171,525,812    124,210,476     92,666,618     77,766,997     25,508,452
  Benefits and other
    policy-related
    transactions (Note 3)...     (118,456,643)   (93,481,219)   (77,837,895)   (37,507,499)   (23,371,745)    (8,931,159)
  Net transfers among
    divisions...............      (34,354,864)    19,730,410     (9,498,455)   (12,472,104)    47,610,957     59,544,080
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............       63,257,489     97,775,003     36,874,126     42,687,015    102,006,209     76,121,373
                               --------------   ------------   ------------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................         (392,099)        44,948       (124,376)       (96,720)       (17,737)         4,085
                               --------------   ------------   ------------   ------------   ------------   ------------
INCREASE IN NET ASSETS......      335,579,073     75,663,505    181,713,517     91,658,549    107,781,806     93,974,790
NET ASSETS, BEGINNING OF
  PERIOD....................      811,006,201    735,342,696    553,629,179    241,838,471    134,056,665     40,081,875
                               --------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................   $1,146,585,274   $811,006,201   $735,342,696   $333,497,020   $241,838,471   $134,056,665
                               ==============   ============   ============   ============   ============   ============

See Notes to Financial Statements.

                               INTERNATIONAL
                                  DIVISION              AGGRESSIVE STOCK DIVISION
                                -----------   ------------------------------------------
                                 APRIL 3*
                                    TO
                                DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                -----------   ------------------------------------------
                                    1995          1995           1994            1993
                                -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....    $   159,029   $ (1,434,289)  $ (1,544,537)  $   (990,881)
  Net realized gain (loss)..         50,951     73,464,436     (6,075,250)    61,036,469
  Change in unrealized
    appreciation/
    depreciation on
    investments.............        667,906     49,509,800     (4,424,670)   (18,699,749)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........        877,886    121,539,947    (12,044,457)    41,345,839
                                -----------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      2,028,670    121,962,483    101,932,221     77,930,596
  Benefits and other
    policy-related
    transactions (Note 3)...       (339,723)   (63,165,185)   (48,604,650)   (39,462,340)
  Net transfers among
    divisions...............      9,885,952     19,367,834      4,346,636    (73,890,214)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............     11,574,899     78,165,132     57,674,207    (35,421,958)
                                -----------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................        (20,847)      (188,813)        35,791         (2,220)
                                -----------   ------------   ------------   ------------
INCREASE IN NET ASSETS......     12,431,938    199,516,266     45,665,541      5,921,661
NET ASSETS, BEGINNING OF
  PERIOD....................              0    355,671,865    310,006,324    304,084,663
                                -----------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................    $12,431,938   $555,188,131   $355,671,865   $310,006,324
                                ===========   ============   ============   ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                              ASSET ALLOCATION SERIES
                                         -----------------------------------------------------------------------------------------
                                               CONSERVATIVE INVESTORS DIVISION                       BALANCED DIVISION
                                         -------------------------------------------    ------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                         -------------------------------------------    ------------------------------------------
                                              1995            1994           1993           1995           1994           1993
                                         -------------   ------------   ------------    ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............    $  7,247,815    $  5,455,410   $  3,537,367    $ 10,038,346   $  8,453,977   $  8,015,051
  Net realized gain (loss)...........         689,721        (421,502)     4,743,456       8,427,606        858,164     21,727,736
  Change in unrealized appreciation/
    depreciation on investments......      19,129,817     (10,682,734)      (308,575)     45,976,062    (40,839,536)     7,887,761
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease)
    from operations..................      27,067,353      (5,648,826)     7,972,248      64,442,014    (31,527,395)    37,630,548
                                         ------------    ------------   ------------    ------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............      41,419,959      48,492,315     43,782,002      63,451,955     70,116,900     67,351,402
  Benefits and other policy-related
    transactions (Note 3)............     (22,866,003)    (21,612,430)   (17,644,077)    (48,742,571)   (45,655,363)   (44,497,967)
  Net transfers among divisions......      (3,379,296)     (2,076,793)     6,165,330     (18,908,540)   (19,954,097)    (6,834,099)
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease) from
    policy-related transactions......      15,174,660      24,803,092     32,303,255      (4,199,156)     4,507,440     16,019,336
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....         (95,412)         22,600         18,535        (93,214)        47,322         256,506
                                         ------------    ------------   ------------    ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS....      42,146,601      19,176,866     40,294,038      60,149,644    (26,972,633)    53,906,390
NET ASSETS, BEGINNING OF PERIOD......     129,940,498     110,763,632     70,469,594     338,415,565    365,388,198    311,481,808
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET ASSETS, END OF PERIOD............    $172,087,099    $129,940,498   $110,763,632    $398,565,209   $338,415,565   $365,388,198
                                         ============    ============   ============    ============   ============   ============

See Notes to Financial Statements.

                                                       ASSET ALLOCATION SERIES
                                            --------------------------------------------
                                                      GROWTH INVESTORS DIVISION
                                            --------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                            --------------------------------------------
                                                1995            1994            1993
                                            ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............       $ 13,059,547    $  8,667,457    $  4,648,111
  Net realized gain (loss)...........          9,174,038         241,591      14,676,909
  Change in unrealized appreciation/
    depreciation on investments......         82,556,566     (21,338,297)      7,820,864
                                            ------------    ------------    ------------
  Net increase (decrease)
    from operations..................        104,790,151     (12,429,249)     27,145,884
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............        155,616,059     139,140,391     105,136,825
  Benefits and other policy-related
    transactions (Note 3)............        (68,357,709)    (54,863,821)    (36,431,873)
  Net transfers among divisions......         (3,269,896)     20,294,785      30,908,183
                                            ------------    ------------    ------------
  Net increase (decrease) from
    policy-related transactions......         83,988,454     104,571,355      99,613,135
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....           (120,493)         15,372         (27,455)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS....        188,658,112      92,157,478     126,731,564
NET ASSETS, BEGINNING OF PERIOD......        367,219,554     275,062,076     148,330,512
                                            ------------    ------------    ------------
NET ASSETS, END OF PERIOD............       $555,877,666    $367,219,554    $275,062,076
                                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

1.  General

    Equitable Variable Life Insurance Company (Equitable Variable Life), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable Life), established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division, the Equity Index Division and the International Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life,(TM) flexible premium variable life insurance policies, Incentive Life 2000,(TM) flexible premium variable life insurance policies, Champion 2000,(TM) modified premium variable whole life insurance policies, Survivorship 2000,(TM) flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(TM) flexible premium variable life insurance policies and SP-Flex,(TM) variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life policies offered with the prospectus dated September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Policyowners may allocate amounts in their individual accounts to the Divisions of the Account and/or (except for SP-Flex policies) to the guaranteed interest division of Equitable Variable Life's General Account. Net transfers to the guaranteed interest division of the General Account and other Separate Accounts of $6,569,372, $35,120,632 and $125,668,098 for the
    years ended 1995, 1994 and 1993, respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Variable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3.  Asset Charges

    Under the Policies, Equitable Variable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series deducts this charge from the Policy Account. Under SP-Flex, Equitable Variable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1995

    Under Incentive Life, Incentive Life Plus and the Series 2000 Policies, mortality and administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus and the Series 2000 Policies, Equitable Variable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable Life for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts  Retained  by Equitable  Variable  Life in  Separate  Account  FP

    The amount retained by Equitable Variable Life in the Account arises principally from (1) contributions from Equitable Variable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts  retained  by  Equitable   Variable  Life  in  the  Account  may  be
    transferred at any time by Equitable Variable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Variable Life by investment division:

                  INVESTMENT DIVISION                               1995           1994            1993
                  -------------------                           -----------     -----------     ----------
                  Common Stock                                  $  (630,000)       --              --
                  Money Market                                     (250,000)       --           $1,145,000
                  Balanced                                         --              --              --
                  Aggressive Stock                                 (350,000)       --              --
                  High Yield                                       (100,000)       --              330,000
                  Global                                           (130,000)       --           (6,895,000)
                  Conservative Investors                           --              --              575,000
                  Growth Investors                                 --              --              130,000
                  Short-Term World Income                          --           $(5,165,329)       --
                  Intermediate Government Securities               (165,000)       --              --
                  Growth & Income                                  (685,000)       --            1,000,000
                  Quality Bond                                   (4,800,000)       --            5,000,000
                  Equity Index                                     --               200,000        --
                  International                                     200,000        --              --
                                                                -----------     -----------     ----------
                                                                $(6,910,000)    $(4,965,329)    $1,285,000
                                                                ===========     ===========     ==========

5.  Distribution and Servicing Agreements

    Equitable Variable Life has entered into a Distribution and Servicing Agreement with Equitable Life and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

    Equitable Variable Life also has entered into an agreement with Equitable Life under which Equitable Life performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

6.  Share  Substitution

    On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Division is not available for future investment.

                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note
    3).

    The tables on this page and the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.


RATES OF RETURN:
INCENTIVE LIFE,
--------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
-----------------

                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
MONEY MARKET DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     5.74 %   4.02 %   3.00 %    3.56 %   6.18 %   8.24 %   9.18 %    7.32 %   6.63 %       6.05 %
Net return................     5.11 %   3.39 %   2.35 %    2.94 %   5.55 %   7.59 %   8.53 %    6.68 %   5.99 %       5.47 %


                                                               APRIL 1(A) TO
INTERMEDIATE                     YEAR ENDED DECEMBER 31,        DECEMBER 31,
GOVERNMENT                    -----------------------------------------------
SECURITIES DIVISION             1995    1994    1993    1992       1991
-------------------             ----    ----    ----    ----       ----
Gross return..............    13.33 % (4.37)%  10.58 %  5.60 %    12.26 %
Net return................    12.65 % (4.95)%   9.88 %  4.96 %    11.60 %


                                  YEAR ENDED     OCTOBER 1(A)
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
QUALITY BOND DIVISION           1995     1994        1993
---------------------           ----     ----        ----
Gross return..............    17.02 %  (5.10)%      (0.51)%
Net return................    16.32 %  (5.67)%      (0.66)%


                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
HIGH YIELD DIVISION             1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
-------------------             ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%  5.13 %    9.73 %   4.68 %         --
Net return................     19.20 %  (3.37)%  22.41 %  11.64 %   23.72 %  (1.71)%  4.50 %    9.08 %   4.05 %         --


                                  YEAR ENDED    OCTOBER 1(A) TO
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
GROWTH & INCOME  DIVISION       1995      1994       1993
-------------------------       ----      ----       ----
Gross return..............    24.07 %   (0.58)%     (0.25)%
Net return................    23.33 %   (1.17)%     (0.41)%


                                  YEAR ENDED     MARCH 31(A) TO
                                 DECEMBER 31,     DECEMBER 31,
                              -----------------------------------
EQUITY INDEX DIVISION                1995             1994
---------------------                ----             ----
Gross return..............         36.48 %           1.08 %
Net return................         35.66 %           0.58 %

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
COMMON STOCK DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     32.45 %  (2.14)%  24.84 %   3.22 %   37.88 %  (8.12)%  25.59 %  22.43 %   7.49 %      15.65 %
Net return................     31.66 %  (2.73)%  24.08 %   2.60 %   37.06 %  (8.67)%  24.84 %  21.70 %   6.84 %      15.01 %


                                                                                                        AUGUST 31(A) TO
                                                       YEAR ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
GLOBAL DIVISION                 1995     1994     1993     1992      1991     1990     1989     1988         1987
---------------                 ----     ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............     18.81 %  5.23 %   32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %  10.88 %     (13.27)%
Net return................     18.11 %  4.60 %   31.33 %  (1.10)%   29.77 %  (6.63)%  26.17 %  10.22 %     (13.45)%


                               APRIL 3(A)
                                  TO
                              DECEMBER 31,
INTERNATIONAL DIVISION           1995
----------------------        ----------
Gross return..............      11.29 %
Net return................      10.79 %


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK  DIVISION      1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     31.63 %  (3.81)%  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %   1.17 %   7.31 %      35.88 %
Net return................     30.85 %  (4.39)%  16.05 %  (3.74)%   85.75 %  7.51 %   42.64 %   0.53 %   6.66 %      35.13 %


                                                                                                                JANUARY 26(A) TO
ASSET ALLOCATION SERIES                                    YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                           ------------------------------------------------------------------------------------------------------
BALANCED DIVISION             1995     1994      1993     1992      1991     1990     1989      1988     1987         1986
-----------------             ----     ----      ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............  19.75 %   (8.02)%  12.28 %   (2.84)%  41.26 %    0.24 %  25.83 %  13.27 %   (0.85)%      29.07 %
Net return................  19.03 %   (8.57)%  11.64 %   (3.42)%  40.42 %   (0.36)%  25.08 %  12.59 %   (1.45)%      28.34 %


                                                                                          OCTOBER 2(A) TO
                                           YEAR ENDED DECEMBER 31,                         DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS DIVISION            1995     1994     1993      1992     1991     1990               1989
------------------            ----     ----     ----      ----     ----     ----               ----
Gross return..............  20.40 %   (4.10)%  10.76 %   5.72 %   19.87 %  6.37 %             3.09 %
Net return................  19.68 %   (4.67)%  10.15 %   5.09 %   19.16 %  5.73 %             2.94 %


GROWTH INVESTORS DIVISION     1995     1994     1993      1992     1991     1990               1989
-------------------------     ----     ----     ----      ----     ----     ----               ----
Gross return..............  26.37 %   (3.15)%  15.26 %   4.90 %   48.89 %  10.66 %            3.98 %
Net return................  25.62 %   (3.73)%  14.58 %   4.27 %   48.01 %  10.00 %            3.82 %

----------------------------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
MONEY MARKET DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     5.74 %      4.02 %      3.00 %        1.11 %
Net return................     4.80 %      3.08 %      2.04 %        0.77 %


INTERMEDIATE GOVERNMENT
SECURITIES DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     13.33 %    (4.37)%     10.58 %        0.90 %
Net return................     12.31 %    (5.23)%      9.55 %        0.56 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-14

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------------------
QUALITY BOND DIVISION           1995        1994                   1993
---------------------           ----        ----                   ----
Gross return..............     17.02 %    (5.10)%                 (0.51)%
Net return................     15.97 %    (5.95)%                 (0.73)%


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
HIGH YIELD DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     19.92 %    (2.79)%     23.15 %        1.84 %
Net return................     18.84 %    (3.66)%     22.04 %        1.50 %


                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,            DECEMBER 31,
                             --------------------------------------------------
GROWTH & INCOME DIVISION        1995        1994                   1993
------------------------        ----        ----                   ----
Gross return..............     24.07 %    (0.58)%                 (0.25)%
Net return................     22.96 %    (1.47)%                 (0.48)%


                               YEAR ENDED   MARCH 1(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
EQUITY INDEX DIVISION             1995          1994
---------------------             ----          ----
Gross return..............      36.48 %        1.08 %
Net return................      35.26 %        0.33 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
COMMON STOCK DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     32.45 %    (2.14)%     24.84 %        5.28 %
Net return................     31.26 %    (3.02)%     23.70 %        4.93 %

GLOBAL DIVISION
---------------
Gross return..............     18.81 %     5.23 %     32.09 %        4.87 %
Net return................     17.75 %     4.29 %     30.93 %        4.52 %


                              APRIL 3(A) TO
                              DECEMBER 31,
                             ----------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............       11.29 %
Net return................       10.55 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
AGGRESSIVE STOCK DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     31.63 %    (3.81)%     16.77 %        11.49 %
Net return................     30.46 %    (4.68)%     15.70 %        11.11 %


ASSET ALLOCATION SERIES
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
CONSERVATIVE INVESTORS        --------------------------------------------------
DIVISION                        1995        1994        1993          1992
--------                        ----        ----        ----          ----
Gross return..............     20.40 %    (4.10)%     10.76 %        1.38 %
Net return................     19.32 %    (4.96)%      9.81 %        1.04 %


BALANCED DIVISION               1995        1994        1993          1992
-----------------               ----        ----        ----          ----
Gross return..............     19.75 %    (8.02)%     12.28 %        5.37 %
Net return................     18.68 %    (8.84)%     11.30 %        5.02 %


GROWTH INVESTORS DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     26.37 %    (3.15)%     15.26 %        6.89 %
Net return................     25.24 %    (4.02)%     14.24 %        6.53 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-15

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES(B)*
---------------------------------------

                                  YEAR ENDED DECEMBER 31,
                                 -------------------------
                                           1995
                                           ----
Money Market Division........              5.69%

Intermediate Government
Securities Division..........             13.31%

Quality Bond Division........             17.13%

High Yield Division..........             19.95%

Growth & Income Division.....             24.38%

Equity Index Division........             36.53%

Common Stock Division........             33.07%

Global Division..............             19.38%

                                   APRIL 30 TO DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
International Division.......             11.29%

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
Aggressive Stock Division....             33.00%


ASSET ALLOCATION SERIES

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                            1995
                                            ----
Conservative Investors Division...        20.59%

Balanced Division................         20.32%

Growth Investors Division.........        26.92%

--------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the period indicated is not an annual rate of return.

                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
SP-FLEX
-------

                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
MONEY MARKET DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    5.74 %   4.02 %   3.00 %    3.56 %   6.17 %   8.24 %    9.18 %   7.32 %       2.15 %
Net return................    3.86 %   2.17 %   1.13 %    1.71 %   4.29 %   6.30 %    7.24 %   5.41 %       1.62 %

                                                                 APRIL 1(A) TO
                               YEAR ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES DIVISION           1995    1994      1993    1992         1991
-------------------           ----    ----      ----    ----         ----
Gross return..............   13.33 % (4.37) %  10.58 %  5.60 %      12.10 %
Net return................   11.31 % (6.08) %   8.57 %  3.71 %      10.59 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             -------------------------------
QUALITY BOND DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       17.02 %        (2.20)%
Net return................       14.94 %        (2.35)%


                                                                                                       AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
HIGH YIELD DIVISION            1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------            ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%   5.13 %   9.73 %       1.95 %
Net return................    17.79 %  (4.52)%  20.96 %  10.30 %   22.25 %  (2.89)%   3.26 %   7.78 %       1.39 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             ---------------------------------
GROWTH & INCOME DIVISION          1995           1994
------------------------          ----           ----
Gross return..............       24.07 %        (3.40)%
Net return................       21.87 %        (3.55)%

EQUITY INDEX DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       36.48 %        (2.54)%
Net return................       34.06 %        (2.69)%


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
COMMON STOCK DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    32.45 %   2.14 %  24.84 %   3.23 %   37.87 %  (8.12)%  25.59 %   22.43 %     (22.57)%
Net return................    30.10 %  (3.88)%  22.60 %   1.38 %   35.43 %  (9.76)%  23.36 %   20.26 %     (23.00)%

GLOBAL DIVISION                1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    18.81 %   5.23 %  32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %   10.88 %     (11.40)%
Net return................    16.70 %   3.36 %  29.77 %  (2.28)%   28.23 %  (7.75)%  24.67 %    8.90 %     (11.86)%


                             APRIL 3(A) TO
                              DECEMBER 31,
                             -------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............      11.29 %
Net return................       9.82 %


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
AGGRESSIVE STOCK DIVISION      1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------------      ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    31.63 %   3.81 %  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %    1.17 %     (24.28)%
Net return................    29.30 %  (5.53)%  14.67 %  (4.89)%   83.54 %  6.23 %   40.95 %   (0.66)%     (24.68)%

------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-17

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


ASSET ALLOCATION SERIES
                               YEAR ENDED      SEPTEMBER 1(A) TO
                              DECEMBER 31,       DECEMBER 31,
CONSERVATIVE INVESTORS    ---------------------------------------
DIVISION                         1995                1994
--------                         ----                ----
Gross return..........          20.40 %             (1.83)%
Net return............          18.26 %             (1.98)%


                                                                                                       AUGUST 31(A) TO
                                                   YEAR ENDED DECEMBER 31,                               DECEMBER 31,
                        -------------------------------------------------------------------------------------------------
BALANCED DIVISION          1995     1994      1993      1992      1991     1990      1989      1988          1987
-----------------          ----     ----      ----      ----      ----     ----      ----      ----          ----
Gross return..........    19.75 %  (8.02)%   12.28 %   (2.83)%   41.27 %   0.24 %   25.83 %   13.27 %       (20.26)%
Net return............    17.62 %  (9.66)%   10.31 %   (4.57)%   38.75 %  (1.56)%   23.59 %   11.25 %       (20.71)%


                            YEAR ENDED     SEPTEMBER 1(A) TO
                           DECEMBER 31,      DECEMBER 31,
GROWTH INVESTORS         ------------------------------------
DIVISION                      1995              1994
--------                      ----              ----
Gross return...........      26.37 %          (3.16)%
Net return.............      24.12 %          (3.31)%

-------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.



8.  Subsequent Event

    On September 19, 1996 the Board of Directors of Equitable Life approved an Agreement and Plan of Merger by and between Equitable Life and Equitable Variable Life (the "Merger Agreement"). The merger is expected to be effective on January 1, 1997, subject to receipt of all necessary regulatory approvals. On that date, and in accordance with the provisions of the Merger Agreement, the separate existence of Equitable Variable Life will cease and Equitable Life will survive the merger. From and after the effective date of the merger, Equitable Life will be liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets will become assets of Equitable Life.


                                     FSA-18

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements,  Equitable Life
changed  its  methods  of  accounting   for  loan   impairments   in  1995,  for
postemployment benefits in 1994 and for investment securities in 1993.





[______________________________]
New York, New York
February 7, 1996

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    15,899.9        $     7,586.0
    Held to maturity, at amortized cost.....................................             -                5,223.0
  Mortgage loans on real estate.............................................         3,638.3              4,018.0
  Equity real estate........................................................         3,916.2              4,446.4
  Policy loans..............................................................         1,976.4              1,731.2
  Other equity investments..................................................           621.1                678.5
  Investment in and loans to affiliates.....................................           636.6                560.2
  Other invested assets.....................................................           706.1                489.3
                                                                              -----------------    -----------------
      Total investments.....................................................        27,394.6             24,732.6
Cash and cash equivalents...................................................           774.7                693.6
Deferred policy acquisition costs...........................................         3,083.3              3,221.1
Amounts due from discontinued GIC Segment...................................         2,097.1              2,108.6
Other assets................................................................         2,713.1              2,078.6
Closed Block assets.........................................................         8,612.8              8,105.5
Separate Accounts assets....................................................        24,566.6             20,469.5
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $    69,242.2        $    61,409.5
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,752.6        $    21,238.0
Future policy benefits and other policyholders' liabilities.................         4,171.8              3,840.8
Short-term and long-term debt...............................................         1,899.3              1,337.4
Other liabilities...........................................................         3,379.5              2,300.1
Closed Block liabilities....................................................         9,507.2              9,069.5
Separate Accounts liabilities...............................................        24,531.0             20,429.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        65,241.4             58,215.1
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         2,913.6              2,913.6
Retained earnings...........................................................           781.6                484.0
Net unrealized investment gains (losses)....................................           338.2               (203.0)
Minimum pension liability...................................................           (35.1)                (2.7)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,000.8              3,194.4
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    69,242.2        $    61,409.5
                                                                              =================    =================






                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      771.0       $       715.0      $       644.5
Premiums......................................................          606.8               625.6              599.1
Net investment income.........................................        2,127.7             2,030.9            2,599.3
Investment gains, net.........................................            5.3                91.8              533.4
Commissions, fees and other income............................          886.8               845.4            1,717.2
Contribution from the Closed Block............................          124.4               151.0              128.3
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        4,522.0             4,459.7            6,221.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,244.2             1,201.3            1,330.0
Policyholders' benefits.......................................        1,011.3               920.6            1,003.9
Other operating costs and expenses............................        1,856.5             1,943.1            3,584.2
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,112.0             4,065.0            5,918.1
                                                                -----------------  -----------------  -----------------

Earnings before Federal income taxes and cumulative
  effect of accounting change.................................          410.0               394.7              303.7
Federal income taxes..........................................          112.4               101.2               91.3
                                                                -----------------  -----------------  -----------------
Earnings before cumulative effect of accounting change........          297.6               293.5              212.4
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (27.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      297.6       $       266.4      $       212.4
                                                                =================  =================  =================






















                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning of year.................   $        2.5       $         2.5      $         2.0
Increase in par value.........................................            -                   -                   .5
                                                                -----------------  -----------------  -----------------
Common stock, at par value, end of year.......................            2.5                 2.5                2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        2,913.6             2,613.6            2,273.9
Additional capital in excess of par value.....................            -                 300.0              340.2
Increase in par value.........................................            -                   -                  (.5)
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        2,913.6             2,913.6            2,613.6
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          484.0               217.6                5.2
Net earnings..................................................          297.6               266.4              212.4
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          781.6               484.0              217.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment (losses) gains, beginning of year...         (203.0)              131.9               78.8
Change in unrealized investment gains (losses)................          541.2              (334.9)              (9.5)
Effect of adopting new accounting standard....................            -                   -                 62.6
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          338.2              (203.0)             131.9
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................           (2.7)              (15.0)               -
Change in minimum pension liability...........................          (32.4)               12.3              (15.0)
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (35.1)               (2.7)             (15.0)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,000.8       $     3,194.4      $     2,950.6
                                                                =================  =================  =================



















                 See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      297.6       $       266.4      $       212.4
Adjustments to reconcile net earnings to net cash
  provided (used) by operating activities:
  Net change in trading activities and broker-dealer
    related receivables/payables..............................            -                   -             (4,177.8)
  Increase in matched resale agreements.......................            -                   -             (2,900.5)
  Increase in matched repurchase agreements...................            -                   -              2,900.5
  Investment gains, net of dealer and trading gains...........           (5.3)              (91.8)            (160.8)
  Change in amounts due from discontinued GIC Segment.........            -                  57.3               47.8
  General Account policy charges..............................         (769.7)             (711.9)            (623.4)
  Interest credited to policyholders' account balances........        1,244.2             1,201.3            1,330.0
  Changes in Closed Block assets and liabilities, net.........          (69.6)              (95.1)             (73.3)
  Other, net..................................................          627.1                 7.8             (416.1)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by operating activities..............        1,324.3               634.0           (3,861.2)
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        1,863.1             2,319.7            3,479.6
  Sales.......................................................        8,901.4             5,661.9            7,399.2
  Return of capital from joint ventures and limited
    partnerships..............................................           65.2                39.0              119.5
  Purchases...................................................      (11,675.5)           (7,417.6)         (11,184.2)
  Decrease (increase) in loans to discontinued GIC Segment....        1,226.9               (40.0)            (880.0)
  Cash received on sale of 61% interest in DLJ................            -                   -                346.7
  Other, net..................................................         (625.5)             (371.1)            (317.0)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (244.4)              191.9           (1,036.2)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,414.9             2,082.7            2,410.7
    Withdrawals...............................................       (2,692.7)           (2,887.4)          (2,433.5)
  Net (decrease) increase in short-term financings............          (16.4)             (173.0)           4,717.2
  Additions to long-term debt.................................          599.7                51.8               97.7
  Repayments of long-term debt................................          (40.7)             (199.8)             (64.4)
  Proceeds from issuance of Alliance units....................            -                 100.0                -
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................       (1,215.4)                -                  -
  Capital contribution from the Holding Company...............            -                 300.0                -
  Other, net..................................................          (48.2)                -                  -
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by financing activities..............         (998.8)             (725.7)           4,727.7
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................           81.1               100.2             (169.7)
Cash and cash equivalents, beginning of year..................          693.6               593.4              763.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      774.7       $       693.6      $       593.4
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $       89.6       $        34.9      $     1,437.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (82.7)      $        49.2      $        41.0
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business, which is comprised of an Individual Insurance and Annuities segment and a Group Pension segment is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin and Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies is the Holding Company's largest shareholder, owning approximately 60.6% at December 31, 1995 (63.5% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.2% if all securities convertible into, or options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which the Company has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The consolidated statement of earnings and cash flow for the year ended December 31, 1993 include the results of operations and cash flow of DLJ, an investment banking and brokerage affiliate, on a consolidated basis through December 15, 1993 (see Note 20). Subsequent to that date, DLJ is accounted for on the equity basis. The Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1995 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force. If the actual contribution from the Closed Block in any given period equals or exceeds the expected contribution for such period as determined at the establishment of the Closed Block, the expected contribution would be recognized in income for that period. Any excess of the actual contribution over the expected contribution would also be recognized in income to the extent that the aggregate expected contribution for all prior periods exceeded the aggregate actual contribution. Any remaining excess of actual contribution over expected contributions would be accrued in the Closed Block as a liability for future dividends to be paid to the Closed Block policyholders. If, over the period the policies and contracts in the Closed Block remain in force, the actual contribution from the Closed Block is less than the expected contribution from the Closed Block, only such actual contribution would be recognized in income.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Guaranteed Interest Contract and Group Non-Participating Wind-Up Annuities lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Group Non-Participating Wind-Up Annuities. Subsequent losses incurred have been charged to the allowance for future losses and the premium deficiency reserve. Total allowances are based upon management's best judgment and there is no assurance that the ultimate losses will not differ.

        Accounting Changes
        ------------------

        In the first quarter of 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        At December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $62.6 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax. Beginning coincident with issuance of SFAS No. 115 implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result consolidated shareholder's equity increased by $126.2 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax.

        New Accounting Pronouncements
        -----------------------------

        In January 1995, the FASB issued SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which permits, but does not require, stock life insurance companies with participating life contracts to account for those contracts in accordance with Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises". The Company has decided to retain the existing methodology to account for traditional participating policies and, therefore, will not adopt this statement.

        In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. The Company will implement this statement as of January 1, 1996. The cumulative effect of this accounting change will be a charge of $23.4 million, net of a Federal income tax benefit of $12.1 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996. The Company currently provides allowances for possible losses for other assets under the scope of this statement. Management has not yet determined the impact of this statement on assets to be held and used.

        In May 1995, the FASB issued SFAS No. 122, "Accounting for Mortgage Servicing Rights," which requires a mortgage banking enterprise to recognize rights to service mortgage loans for others as separate assets however those servicing rights are acquired. It further requires capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights. The Company will implement this statement as of January 1, 1996. Implementation of this statement will not have a material effect on the Company's consolidated financial statements.

        In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". This statement defines a fair value based method of accounting for stock-based employee compensation plans while continuing to allow an entity to measure compensation cost for such plans using the intrinsic value based method of accounting. Management has decided to retain the current compensation cost methodology prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees".

        Valuation of Investments
        ------------------------

        Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds; valuation allowances on real estate available for sale are computed using the lower of current estimated fair value, net of disposition costs, or depreciated cost.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts are passed through to the contractholders as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, Closed Block, participating group annuity contracts and deferred policy acquisition costs related to universal life and investment-type products.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the deferred policy acquisition cost asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For  traditional  life and  annuity  policies  with life  contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

        For individual health benefit insurance, deferred policy acquisition costs are amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For traditional life insurance policies, future policy benefit and dividend liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, provide a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $639.6 million, $570.6 million at December 31, 1995 and 1994, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual disability income and major medical policies are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $       176.0       $      188.6       $      193.1
        Incurred benefits related to prior years...........           67.8               28.7              106.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       243.8       $      217.3       $      299.2
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        37.0       $       43.7       $       48.9
        Benefits paid related to prior years...............          137.8              132.3              123.1
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       174.8       $      176.0       $      172.0
                                                            =================   ================   =================

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations are accrued as policyholders' dividends.

        At December 31, 1995, participating policies including those in the Closed Block represent approximately 27.2% ($58.4 billion) of directly written life insurance in force, net of amounts ceded. Participating policies represent primarily all of the premium income as reflected in the consolidated statements of earnings and in the results of the Closed Block.

        Federal Income Taxes
        --------------------

        Equitable Life and its life insurance and non-life insurance subsidiaries file a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1995, 1994 and 1993, investment results of such Separate Accounts were $1,956.3 million, $676.3 million and $1,676.5 million, respectively.

        Deposits to all Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1995
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        December 31, 1994
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $     5,663.4      $        34.6       $      368.0       $    5,330.0
            Mortgage-backed....................          686.0                2.9               44.8              644.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,519.3                6.7               71.9            1,454.1
            States and political subdivisions..           23.4                 .1                 .7               22.8
            Foreign governments................           43.8                 .3                4.2               39.9
            Redeemable preferred stock.........          108.4                 .4               13.7               95.1
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $     8,044.3      $        45.0       $      503.3       $    7,586.0
                                                =================  =================   ================   ===============
          Held to Maturity:
            Corporate..........................  $     4,661.0      $        67.9       $      233.8       $    4,495.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................          428.9                4.6               44.2              389.3
            States and political subdivisions..           63.4                 .9                3.7               60.6
            Foreign governments................           69.7                4.2                2.0               71.9
                                                =================  =================   ================   ===============
        Total Held to Maturity.................  $     5,223.0      $        77.6       $      283.7       $    5,016.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $       126.4      $        31.2       $       23.5       $      134.1
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1995 and 1994, securities without a readily ascertainable market value having an amortized cost of $3,748.9 million and $3,980.4 million, respectively, had estimated fair values of $3,981.8 million and $3,858.7 million, respectively.

        The contractual maturity of bonds at December 31, 1995 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      357.9       $      360.0
        Due in years two through five..........................................       3,773.1            3,847.1
        Due in years six through ten...........................................       4,709.8            4,821.8
        Due after ten years....................................................       4,497.1            4,898.2
        Mortgage-backed securities.............................................       1,838.0            1,868.0
                                                                                ----------------   -----------------
        Total..................................................................  $   15,175.9       $   15,795.1
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        Investment valuation allowances and changes thereto are shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       284.9       $      355.6       $      512.0
        Additions charged to income........................          136.0               51.0               92.8
        Deductions for writedowns and asset dispositions...          (95.6)            (121.7)            (249.2)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        65.5       $       64.2       $      144.4
          Equity real estate...............................          259.8              220.7              211.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Deductions for writedowns and asset dispositions for 1993 include an $87.1 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

        At December 31, 1995, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $37.2 million of fixed maturities and $84.7 million of mortgage loans on real estate.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1995, approximately 15.57% of the $15,139.9 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $15.9 million and $30.5 million at December 31, 1995 and 1994, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $1.6 million and $9.7 million as of December 31, 1995 and 1994, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $3.0 million, $7.5 million and $11.7 million in 1995, 1994 and 1993, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $2.9 million, $6.8 million and $9.7 million in 1995, 1994 and 1993, respectively.

        At December 31, 1995 and 1994, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $87.7 million (2.4% of total mortgage loans on real estate) and $96.9 million (2.3% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $531.5 million and $447.9 million at December 31, 1995 and 1994, respectively. These amounts include $3.8 million and $1.0 million of problem mortgage loans on real estate at December 31, 1995 and 1994, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $52.1 million, $44.9 million and $51.8 million in 1995, 1994 and 1993, respectively. Gross interest income on these loans included in net investment income aggregated $37.4 million, $32.8 million and $46.0 million in 1995, 1994 and 1993, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                                                 December 31, 1995
                                                                                                 -------------------
                                                                                                   (IN MILLIONS)

        Impaired mortgage loans with provision for losses.......................................  $        310.1
        Impaired mortgage loans with no provision for losses....................................           160.8
                                                                                                 -------------------
        Recorded investment in impaired mortgage loans..........................................           470.9
        Provision for losses....................................................................            62.7
                                                                                                 -------------------
        Net Impaired Mortgage Loans.............................................................  $        408.2
                                                                                                 ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During the year ended December 31, 1995, the Company's average recorded investment in impaired mortgage loans was $429.0 million. Interest income recognized on these impaired mortgage loans totaled $27.9 million for the year ended December 31, 1995, including $13.4 million recognized on a cash basis.

        At December 31, 1995, investments owned of any one issuer, including its affiliates, for which the aggregate carrying values are 10% or more of total shareholders' equity, were $508.3 million relating to Trammell Crow and affiliates (including holdings of the Closed Block and the discontinued GIC Segment). The amount includes restructured mortgage loans on real estate with an amortized cost of $152.4 million. A $294.0 million commercial loan package which was in bankruptcy at the beginning of the year was resolved in 1995, with part of the package reclassified as restructured and the remainder reclassified as equity real estate.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1995 and 1994, the carrying value of equity real estate available for sale amounted to $255.5 million and $447.8 million, respectively. For the years ended December 31, 1995, 1994 and 1993, respectively, real estate of $35.3 million, $189.8 million and $261.8 million was acquired in satisfaction of debt. At December 31, 1995 and 1994, the Company owned $862.7 million and $1,086.9 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $662.4 million and $703.1 million at December 31, 1995 and 1994, respectively. Depreciation expense on real estate totaled $121.7 million, $117.0 million and $115.3 million for the years ended December 31, 1995, 1994 and 1993, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (38 and 47 individual ventures as of December 31, 1995 and 1994, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    2,684.1       $    2,786.7
        Investments in securities, generally at estimated fair value...........       2,459.8            3,071.2
        Cash and cash equivalents..............................................         489.1              359.8
        Other assets...........................................................         270.8              398.7
                                                                                ----------------   -----------------
        Total assets...........................................................       5,903.8            6,616.4
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,782.3            1,759.6
        Borrowed funds - the Company...........................................         220.5              238.0
        Other liabilities......................................................         593.9              987.7
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,596.7            2,985.3
                                                                                ----------------   -----------------
        Partners' Capital......................................................  $    3,307.1       $    3,631.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      902.2       $      964.2
        Equity in limited partnership interests not included above.............         212.8              224.6
        Excess (deficit) of equity in partners' capital over investment cost
          and equity earnings..................................................           3.6               (1.8)
        Notes receivable from joint venture....................................           5.3                6.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,123.9       $    1,193.1
                                                                                ================   =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       463.5       $      537.7       $      602.7
        Revenues of other limited partnership interests....          242.3              103.4              319.1
        Interest expense - third party.....................         (135.3)            (114.9)            (118.8)
        Interest expense - the Company.....................          (41.0)             (36.9)             (52.1)
        Other expenses.....................................         (397.7)            (430.9)            (531.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       131.8       $       58.4       $      219.2
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        49.1       $       18.9       $       71.6
        Equity in net earnings of limited partnerships
          interests not included above.....................           44.8               25.3               46.3
        Excess of earnings in joint ventures over equity
          ownership percentage and amortization of
          differences in bases.............................             .9                1.8                9.2
        Interest on notes receivable.......................             .1                -                   .5
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        94.9       $       46.0       $      127.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,151.0       $    1,024.5       $      981.7
        Trading account securities.........................            -                  -                709.3
        Securities purchased under resale agreements.......            -                  -                533.8
        Mortgage loans on real estate......................          329.0              384.3              457.4
        Equity real estate.................................          560.4              561.8              539.1
        Other equity investments...........................           76.9               35.7              110.4
        Policy loans.......................................          144.4              122.7              117.0
        Broker-dealer related receivables..................            -                  -                292.2
        Other investment income............................          279.7              336.3              304.9
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,541.4            2,465.3            4,045.8
                                                            -----------------   ----------------   -----------------

        Interest expense to finance short-term trading
          instruments......................................            -                  -                983.4
        Other investment expenses..........................          413.7              434.4              463.1
                                                            -----------------   ----------------   -----------------
          Investment expenses..............................          413.7              434.4            1,446.5
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,127.7       $    2,030.9       $    2,599.3
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $       119.9       $      (14.1)      $      123.1
        Mortgage loans on real estate......................          (40.2)             (43.1)             (65.1)
        Equity real estate.................................          (86.6)              20.6              (18.5)
        Other equity investments...........................           12.8               76.0              119.5
        Dealer and trading gains...........................            -                  -                372.5
        Sales of newly issued Alliance Units...............            -                 52.4                -
        Other..............................................            (.6)               -                  1.9
                                                            -----------------   ----------------   -----------------
        Investment Gains, Net..............................  $         5.3       $       91.8       $      533.4
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $46.7 million, $30.8 million and $5.4 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        For the years ended December 31, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,206.0 million and $5,253.9 million. Gross gains of $211.4 million and $65.2 million and gross losses of $64.2 million and $50.8 million, respectively, were realized on these sales. The change in
        unrealized   investment  gains  (losses)  related  to  fixed  maturities classified as available for sale for the years ended December 31, 1995 and 1994 amounted to $1,077.2 million and $(742.2) million, respectively.

        Gross gains of $188.5 million and gross losses of $145.0 million were realized on sales of investments in fixed maturities held for investment and available for sale for the year ended December 31, 1993.

        During each of the years ended December 31, 1995 and 1994, one security classified as held to maturity was sold and during the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholders' equity for the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $307.0 million, offset by deferred policy acquisition costs of $73.7 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income tax of $67.9 million.

        Investment gains from other equity investments for the year ended December 31, 1993, included $79.9 million generated by DLJ's involvement in long-term corporate development investments.

        For the years ended December 31, 1995, 1994 and 1993, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.2 million, $175.8 million and $243.2 million, respectively.

        During 1995, Alliance entered into an agreement to acquire the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $141.5 million consisting of $84.9 million in cash, 1,764,115 of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The transaction, which is expected to be completed during the first quarter of 1996, is subject to the receipt of consents, regulatory approvals, and certain other closing conditions, including client approval of the transfer of Cursitor accounts. Upon completion of this transaction, the Company's ownership percentage of Alliance will be reduced.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The sales decreased the Company's ownership of Alliance's Units from 63.2% to 59.2%. In addition, the Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        The Company's ownership interest in Alliance will be further reduced upon the exercise of options granted to certain Alliance employees. At December 31, 1995, Alliance had options outstanding to purchase an aggregate of 4.8 million Alliance Units at a price ranging from $6.0625 to $22.25 per unit. Options are exercisable at a rate of 20% on each of the first five anniversary dates from the date of grant.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (203.0)      $      131.9       $       78.8
        Changes in unrealized investment (losses) gains....        1,117.7             (823.8)             (14.1)
        Effect of adopting SFAS No. 115....................            -                  -                283.9
        Changes in unrealized investment (gains)
          losses attributable to:
            Participating group annuity contracts..........          (78.1)              40.8              (36.2)
            Deferred policy acquisition costs..............         (208.4)             269.5             (150.5)
            Deferred Federal income taxes..................         (290.0)             178.6              (30.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment (losses) gains on:
            Fixed maturities...............................  $       615.9       $     (461.3)      $      283.9
            Other equity investments.......................           31.1                7.7               75.8
            Other..........................................           31.6               14.5               25.0
                                                            -----------------   ----------------   -----------------
              Total........................................          678.6             (439.1)             384.7
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)               5.9              (34.9)
              Deferred policy acquisition costs............          (89.4)             119.0             (150.5)
              Deferred Federal income taxes................         (178.8)             111.2              (67.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,662.8 and $1,270.3)...........................................  $    3,896.2         $    1,197.0
          Held to maturity, at amortized cost (estimated fair value of
            $1,785.0 in 1994)................................................           -                1,927.8
        Mortgage loans on real estate........................................       1,368.8              1,543.7
        Policy loans.........................................................       1,797.2              1,827.9
        Cash and other invested assets.......................................         440.9                442.5
        Deferred policy acquisition costs....................................         823.6                878.1
        Other assets.........................................................         286.1                288.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,612.8         $    8,105.5
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,346.7         $    8,965.3
        Other liabilities....................................................         160.5                104.2
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,507.2         $    9,069.5
                                                                              =================    =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       753.4       $       798.1      $      860.2
        Investment income (net of investment
          expenses of $26.7, $19.0 and $17.3)..............          538.9               523.0             526.5
        Investment losses, net.............................          (20.2)              (24.0)            (15.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,272.1             1,297.1           1,371.7
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,085.1             1,075.6           1,141.4
        Other operating costs and expenses.................           62.6                70.5             102.0
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,147.7             1,146.1           1,243.4
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       124.4       $       151.0      $      128.3
                                                            =================   ================   =================

        The fixed maturity portfolio, based on amortized cost, includes $4.3 million and $23.8 million at December 31, 1995 and 1994, respectively, of restructured securities which includes problem fixed maturities of $1.9 million and $6.4 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from a significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized and offset by an increase to the deferred dividend liability. Implementation of SFAS No. 115 for the valuation of fixed maturities at December 31, 1993 resulted in the recognition of a deferred dividend liability of $49.6 million.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had an amortized cost of $36.5 million and $27.6 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $137.7 million and $179.2 million, respectively. At December 31, 1995 and 1994, the restructured mortgage loans on real estate amount included $8.8 million and $.7 million, respectively, of problem mortgage loans on real estate.

        Valuation allowances amounted to $18.4 million and $46.2 million on mortgage loans on real estate and $4.3 million and $2.6 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $16.8 million and $15.9 million and $1.7 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Mortgage loans on real estate........................................  $    1,485.8         $    1,730.5
        Equity real estate...................................................       1,122.1              1,194.8
        Other invested assets................................................         665.2                978.8
        Other assets.........................................................         579.3                529.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,399.8         $    1,924.0
        Allowance for future losses..........................................         164.2                185.6
        Amounts due to continuing operations.................................       2,097.1              2,108.6
        Other liabilities....................................................         191.3                215.4
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $143.8, $174.0 and $175.8)....................  $       325.1       $      395.0       $      535.1
        Investment (losses) gains, net.....................          (22.9)              26.8              (22.6)
        Policy fees, premiums and other income.............             .7                 .3                8.7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          302.9              422.1              521.2

        Benefits and other deductions......................          328.0              443.8              545.9
                                                            -----------------   ----------------   -----------------
        Losses Charged to Allowance for Future Losses......  $       (25.1)      $      (21.7)      $      (24.7)
                                                            =================   ================   =================

        In 1991, the Company established a pre-tax provision of $396.7 million for the estimated future losses of the GIC Segment. At December 31, 1993, implementation of SFAS No. 115 for the valuation of fixed maturities resulted in a benefit of $13.1 million, offset by a corresponding addition to the allowance for future losses.

        The amounts due to continuing operations at December 31, 1994 consisted of $3,324.0 million borrowed by the GIC Segment from continuing operations, offset by $1,215.4 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment. In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1995, consisted of $2,097.1 million borrowed by the discontinued GIC Segment.

        Investment income included $88.2 million and $97.7 million of interest income for the years ended December 31, 1994 and 1993, respectively, on amounts due from continuing operations. Benefits and other deductions includes $154.6 million, $219.7 million and $197.1 million of interest expense related to amounts borrowed from continuing operations in 1995, 1994 and 1993, respectively.

        Valuation allowances amounted to $19.2 million and $50.2 million on mortgage loans on real estate and $77.9 million and $74.7 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $8.1 million, $17.8 million and $1.1 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $15.1 million and $43.3 million at December 31, 1995 and 1994, respectively, of restructured securities. These amounts include problem fixed maturities of $6.1 million and $9.7 million at December 31, 1995 and 1994, respectively.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had amortized costs of $35.4 million and $14.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $289.3 million and $371.2 million, respectively.

        At December 31, 1995 and 1994, the GIC Segment had $310.9 million and $312.2 million, respectively, of real estate acquired in satisfaction of debt.

 8)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $        -           $       20.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, scheduled to mature 2005.....................         399.3                  -
          Surplus notes, 7.70%, scheduled to mature 2015.....................         199.6                  -
          Eurodollar notes, 10.375% due 1995.................................           -                   34.6
          Eurodollar notes, 10.5% due 1997...................................          76.2                 76.2
          Zero coupon note, 11.25% due 1997..................................         120.1                107.8
          Other..............................................................          16.3                 14.3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         811.5                232.9
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.98% - 12.75% due through 2019....................       1,084.4              1,080.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................           3.4                  3.9
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,899.3              1,317.4
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,899.3         $    1,337.4
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1995 range from 5.8% (the London Interbank Offering Rate plus 22.5 basis points) to 8.5% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1995.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1995.

        In 1994, Alliance established a $100.0 million revolving credit facility with several banks. On March 31, 1997, the revolving credit facility converts into a term loan payable in quarterly installments through March 31, 1999. Outstanding borrowings generally bear interest at the Eurodollar rate plus .875% per annum through March 31, 1997 and at the Eurodollar rate plus 1.125% per annum after conversion through March 31, 1999. In addition, a quarterly commitment fee of .25% per annum is paid on the average daily unused amount. At December 31, 1995, there were no amounts outstanding under the facility.

        In 1994, Alliance also established a $100.0 million commercial paper program and entered into a three-year $100.0 million revolving credit facility with a group of commercial banks to support commercial paper to be issued under the program and for general corporate purposes. Amounts outstanding under the facility bear interest at an annual rate ranging from the Eurodollar rate plus .225% to the Eurodollar rate plus .2875%. A fee of .125% per annum is paid quarterly on the entire facility. At December 31, 1995, Alliance had not issued any commercial paper and there were no amounts outstanding under the revolving credit facility.

        During 1994, EREIM established two bank lines of credit totaling $30.0 million of which $20.0 million was outstanding at December 31, 1994.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015. Proceeds from the issuance of the surplus notes were $596.6 million, net of related issuance costs. The unamortized discount on the surplus notes was $1.1 million at December 31, 1995. Payments of interest on or principal of the surplus notes are subject to prior approval by the New York Insurance Department.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,629.7 million and $1,744.4 million at December 31, 1995 and 1994, respectively, as collateral for certain long-term debt.

        At December 31, 1995, aggregate maturities of the long-term debt based on required principal payments at maturity for 1996 and the succeeding four years are $124.0 million, $466.6 million, $309.5 million, $15.8 million, respectively, and $1,015.0 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Federal income tax expense (benefit):
          Current..........................................  $       (11.7)      $        4.0       $      115.8
          Deferred.........................................          124.1               97.2              (24.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and cumulative effect of accounting change by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       143.5       $      138.1       $      106.3
        Differential earnings amount.......................            -                (16.8)             (23.2)
        Adjustment of tax audit reserves...................            4.1               (4.6)              22.9
        Tax rate adjustment................................            -                  -                 (5.0)
        Other..............................................          (35.2)             (15.5)              (9.7)
                                                            -----------------   ---------------    -----------------
        Federal Income Tax Expense.........................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life is no longer required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994 and 1993.

        The components of the net deferred Federal income tax asset are as follows:


                                                       DECEMBER 31, 1995                  December 31, 1994
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Deferred policy acquisition costs,
          reserves and reinsurance.............  $       -        $      303.2      $        -        $     220.3
        Investments............................          -               326.9               -               18.7
        Compensation and related benefits......        293.0               -               307.3              -
        Other..................................          -                32.3               -                5.8
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     293.0      $      662.4      $      307.3      $     244.8
                                                ===============  ================  ===============   ===============

        The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Deferred policy acquisition costs, reserves
          and reinsurance..................................  $        55.1       $       13.0       $      (46.7)
        Investments........................................           13.0               89.3               60.4
        Compensation and related benefits..................           30.8               10.0              (50.1)
        Other..............................................           25.2              (15.1)              11.9
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax Expense (Benefit)......  $       124.1       $       97.2       $      (24.5)
                                                            =================   ================   =================

        The Internal Revenue Service completed its audit of the Company's Federal income tax returns for the years 1984 through 1988. There was no material effect on the Company's consolidated results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       474.2       $      476.7       $      458.8
        Reinsurance assumed................................          171.3              180.5              169.9
        Reinsurance ceded..................................          (38.7)             (31.6)             (29.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       606.8       $      625.6       $      599.1
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        38.9       $       27.5       $       33.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        48.2       $       20.7       $       72.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        28.5       $       25.4       $       24.1
                                                            =================   ================   =================

        In February 1993, management established a practice limiting the risk retention on new policies issued by the Insurance Group to a maximum of $5.0 million. In addition, effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $260.6 million, $241.0 million and $895.1 million for the years ended December 31, 1995, 1994 and 1993, respectively. Ceded death and disability benefits totaled $188.1 million, $235.5 million and $787.8 million for the years ended December 31, 1995, 1994 and 1993, respectively. Insurance liabilities ceded totaled $724.2 million and $833.4 million at December 31, 1995 and 1994, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory and benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension (credit) cost for the qualified and non-qualified plans are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        30.0       $       30.3       $       29.8
        Interest cost on projected benefit obligations.....          122.0              111.0              108.0
        Actual return on assets............................         (309.2)              24.4             (178.6)
        Net amortization and deferrals.....................          155.6             (142.5)              55.3
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension (Credit) Cost.................  $        (1.6)      $       23.2       $       14.5
                                                            =================   ================   =================

    The funded status of the qualified and non-qualified pension plans is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,642.4       $    1,295.5
          Non-vested...........................................................          10.9                8.7
                                                                                ---------------    -----------------
        Accumulated Benefit Obligation.........................................  $    1,653.3       $    1,304.2
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,503.8       $    1,193.5
        Projected benefit obligation...........................................       1,743.0            1,403.4
                                                                                ----------------   -----------------
        Projected benefit obligation in excess of plan assets..................        (239.2)            (209.9)
        Unrecognized prior service cost........................................         (25.5)             (33.2)
        Unrecognized net loss from past experience different from that
          assumed..............................................................         368.2              298.9
        Unrecognized net asset at transition...................................          (7.3)             (20.8)
        Additional minimum liability...........................................         (51.9)             (37.8)
                                                                                ----------------   -----------------
        Prepaid (Accrued) Pension Cost.........................................  $       44.3       $       (2.8)
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.50%, respectively, at December 31, 1995 and 8.75% and 4.88%, respectively, at December 31, 1994. As of January 1, 1995 and 1994, the expected long-term rate of return on assets for the retirement plan was 11% and 10%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $35.1 million and $2.7 million, net of Federal income taxes, at December 31, 1995 and 1994, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        As of December 31, 1993, the Company changed the method of determining the market-related value of plan assets from fair value to a calculated value. This change in estimate had no material effect on the Company's consolidated statements of earnings.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $36.4 million, $38.1 million and $39.9 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for the years ended December 31, 1995, 1994 and 1993, the Company made estimated postretirement benefits payments of $31.1 million, $29.8 million and $29.7 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         4.0       $        3.9       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               28.6               29.2
        Unrecognized prior service cost....................           (2.3)              (3.9)              (6.9)
        Net amortization and deferrals.....................            -                  -                  1.5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        36.4       $       28.6       $       29.1
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      391.8       $      300.4
          Fully eligible active plan participants..............................          50.4               33.0
          Other active plan participants.......................................          64.2               44.0
                                                                                ----------------   -----------------
                                                                                        506.4              377.4
        Unrecognized benefit of plan amendments................................           -                  3.2
        Unrecognized prior service cost........................................          56.3               61.9
        Unrecognized net loss from past experience different from that
          assumed and from changes in assumptions..............................        (181.3)             (64.7)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      381.4       $      377.8
                                                                                ================   =================

        In 1993, the Company amended the cost sharing provisions of postretirement medical benefits. At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 10% in 1995, gradually declining to 3.5% in the year 2008 and in 1994 was 10%, gradually declining to 5% in the year 2004. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 8.75% at December 31, 1995 and 1994, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1995 would be increased 6.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 6.7%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income except for hedging transactions related to insurance liabilities. The notional amount of matched interest rate swaps outstanding at December 31, 1995 was $1,120.8 million. The average unexpired terms at December 31, 1995 range from 2.5 to 3.0 years. At December 31, 1995, the cost of terminating outstanding matched swaps in a loss position was $15.9 million and the unrealized gain on outstanding matched swaps in a gain position was $19.0 million. The Company has no intention of terminating these contracts prior to maturity. During 1995, 1994 and 1993, net gains (losses) of $1.4 million, $(.2) million and $-0- million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1995 of contracts purchased and sold were $2,625.0 million and $300.0 million, respectively. The net premium paid by Equitable Life on these contracts was $12.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1995 and 1994.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as investment contracts are measured at the estimated fair value of the underlying assets. Deposit administration contracts
        (included with group annuity contracts) classified as insurance contracts are measured at estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1995                               1994
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,638.3     $     3,973.6     $     4,018.0     $    3,919.4
        Other joint ventures...................         492.7             492.7             544.4            544.4
        Policy loans...........................       1,976.4           2,057.5           1,731.2          1,676.6
        Policyholders' account balances:
          Association plans....................         101.0             100.0             141.0            141.0
          Group annuity contracts..............       2,335.0           2,395.0           2,450.0          2,469.0
          SPDA.................................       1,265.8           1,272.0           1,744.3          1,732.7
          Annuities certain and SCNILC.........         649.1             680.7             599.1            624.7
        Long-term debt.........................       1,899.3           1,962.9           1,317.4          1,249.2

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,368.8           1,461.4           1,543.7          1,477.8
        Other equity investments...............         151.6             151.6             179.5            179.5
        Policy loans...........................       1,797.2           1,891.4           1,827.9          1,721.9
        SCNILC liability.......................          34.8              34.5              39.5             37.0

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,485.8           1,666.1           1,730.5          1,743.7
        Fixed maturities.......................         107.4             107.4             219.3            219.3
        Other equity investments...............         455.9             455.9             591.8            591.8
        Guaranteed interest contracts..........         329.0             352.0             835.0            855.0
        Long-term debt.........................         135.1             136.0             134.8            127.9

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make liquidity advances to cover delinquent principal and interest and property protection expenses with respect to loan servicing agreements for securitized mortgage loans which at December 31, 1995 totaled $2.8 billion (as of December 31, 1995, $4.0 million have been advanced under these commitments); to make capital contributions of up to $246.7 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $129.4 million at December 31, 1995, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1995 totaled $45.8 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1995, the Insurance Group had $29.0 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states juries have substantial discretion in awarding punitive damages. Equitable Life and its insurance subsidiaries, like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life and its insurance subsidiaries of the type referred to in this paragraph are the litigations described in the following two paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the insurance policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life has moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. That motion is awaiting decision by the court. In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al.
        v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. These new actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of those litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, Equitable Life's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, The Equitable of Colorado, Inc. ("EOC"), in New York State Court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N.Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. Equitable Life and EOC intend to defend vigorously and believe that they have meritorious defenses which, if successful, would dispose of the action completely. Equitable Life and EOC further do not believe that this case is an appropriate class action. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of this litigation should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), a captive property and casualty insurance company organized under the laws of Vermont, which is an indirect wholly owned subsidiary of Equitable Life, is a party to an arbitration proceeding that commenced in August 1995 with the selection of three arbitrators. The arbitration will resolve a dispute among Casualty, Houston General Insurance Company ("Houston
        General"), and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement that was entered into as part of a 1980 transaction whereby Equitable General Insurance Company ("Equitable General"), formerly an indirect subsidiary of Equitable Life and the predecessor of GEICO General, sold its commercial lines business along with the stock of Houston General to subsidiaries of Tokio Marine & Fire Insurance Company, Ltd. ("Tokio Marine"). Casualty and GEICO General maintain that, under the reinsurance agreement, Houston General assumed liability for all losses insured under commercial lines policies written by Equitable General and its predecessors in order to effect the transfer of that business to Tokio Marine's subsidiaries. Houston General contends that it did not assume reinsurance liability for losses insured under certain of those commercial lines policies. The arbitration panel determined to begin hearing evidence in the arbitration in June 1996. The result of the arbitration is expected to resolve two litigations that were commenced by Houston General and that have been stayed by the presiding courts pending the completion of the arbitration (in one case, Houston General named as a defendant only GEICO General but Casualty intervened as a defendant with GEICO General, and in the other case, Houston General named GEICO General and Equitable Life). The arbitration is expected to be completed during the second half of 1996. While the ultimate outcome of the arbitration cannot be predicted with certainty, the Company's management believes that the arbitrators will recognize that Houston General's position is without merit and contrary to the way in which the reinsurance industry operates and therefore the ultimate resolution of this matter should not have a material adverse effect on the Company's financial position or results of operations.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. A similar complaint was filed on November 7, 1995 and was subsequently consolidated with the Complaint. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Funds' investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1995, the defendants jointly filed a motion to dismiss the Complaint which has not yet been decided by the Court. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate results of this action cannot be determined, management of Alliance does not expect that this action will have a material adverse effect on Alliance's business.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly owned subsidiary of DLJ, and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel (the "Units") issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the Units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the Units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the Units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        On June 12, 1995, a purported purchaser of certain securities issued by Spectravision, Inc. ("Spectravision") filed a class action complaint against DLJSC and certain other defendants for unspecified damages in the U.S. District Court for the Northern District of Texas. The suit was brought on behalf of the purchasers of $260,795,000 of securities issued by Spectravision in November 1992, and alleges violations of the Federal securities laws and the Texas Securities Act, common law fraud and negligent misrepresentation. The securities were issued by Spectravision pursuant to a prepackaged bankruptcy reorganization plan. DLJSC served as financial advisor to Spectravision in its reorganization and as Dealer Manager for Spectravision's 1992 issuance of the securities. DLJSC is also being sued as a seller of certain notes of Spectravision acquired and resold by DLJSC. The complaint seeks to hold DLJSC liable for various alleged misstatements and omissions contained in prospectuses and other materials issued between July 1992 and June 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. On June 8, 1995, Spectravision filed a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware. On January 5, 1996, the district court in the litigation involving DLJSC ordered a partial stay of discovery until Spectravision has emerged from bankruptcy or six months from the date of the stipulated stay (whichever comes first). Accordingly, discovery of DLJSC has not yet occurred. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period. Plaintiff's counsel in the class action against DLJSC described above has also filed another securities class action based on similar factual allegations. Such suit names as defendants Spectravision and its directors, and was brought on behalf of a class of purchasers of $209.0 million of stock and $77.0 million of notes issued by Spectravision in October 1993. DLJSC served as the managing underwriter for both of these issuances. DLJSC has not been named as a defendant in this suit, although it has been reported to DLJSC that plaintiff's counsel is contemplating seeking to amend the complaint to add DLJSC as a defendant in that action.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State

        Court action has subsequently been removed to the Bankruptcy Court, which removal is being opposed by the plaintiff. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1996 and the succeeding four years are $114.8 million, $101.8 million, $90.0 million, $73.6 million, $57.7 million and $487.0 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1996 and the succeeding four years are $11.0 million, $8.7 million, $6.9 million, $4.6 million, $2.9 million and $1.1 million thereafter.

        At December 31, 1995, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1996 and the succeeding four years are $292.9 million, $271.2 million, $248.1 million, $226.4 million, $195.5 million and $1,018.8 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Compensation costs.................................  $       595.9       $      690.0       $    1,452.3
        Commissions........................................          314.3              313.0              551.1
        Short-term debt interest expense...................           11.4               19.0              317.1
        Long-term debt interest expense....................          108.1               98.3               86.0
        Amortization of policy acquisition costs...........          320.4              318.1              275.9
        Capitalization of policy acquisition costs.........         (391.0)            (410.9)            (397.8)
        Rent expense, net of sub-lease income..............          124.8              128.9              159.5
        Other..............................................          772.6              786.7            1,140.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     1,856.5       $    1,943.1       $    3,584.2
                                                            =================   ================   =================

        During the years ended December 31, 1995, 1994 and 1993, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $32.0 million, $20.4 million and $96.4 million, respectively. The amounts paid during 1995, associated with the 1995 and 1994 cost reduction programs, totaled $24.0 million. At December 31, 1995, the liabilities associated with the 1995 and 1994 cost reduction programs amounted to $37.8 million. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. The 1993 cost reduction program primarily reflected severance benefits of terminated employees in connection with the combination of a wholly owned subsidiary of the Company with Alliance.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For the years ended December 31, 1995, 1994 and 1993, statutory (loss) earnings totaled $(352.4) million, $67.5 million and $324.0 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1996.

        At December 31, 1995, the Insurance Group, in accordance with various government and state regulations, had $18.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and capital stock..  $        78.1       $      292.4       $      190.8
        Change in asset valuation reserves.................          365.7             (285.2)             639.1
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          443.8                7.2              829.9
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (67.9)             (11.0)            (171.0)
          Deferred policy acquisition costs................           70.6               92.8              121.8
          Deferred Federal income taxes....................         (150.0)             (59.7)             (57.5)
          Valuation of investments.........................          189.1               45.2              202.3
          Valuation of investment subsidiary...............         (188.6)             396.6             (464.9)
          Limited risk reinsurance.........................          416.9               74.9               85.2
          Issuance of surplus notes........................         (538.9)               -                  -
          Sale of subsidiary and joint venture.............            -                  -               (366.5)
          Contribution from the Holding Company............            -               (300.0)               -
          Postretirement benefits..........................          (26.7)              17.1               23.8
          Other, net.......................................          115.1              (44.0)              60.3
          GAAP adjustments of Closed Block.................           (3.1)               4.5              (16.0)
          GAAP adjustments of discontinued GIC
            Segment........................................           37.3               42.8              (35.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       297.6       $      266.4       $      212.4
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     2,202.9       $    2,124.8       $    1,832.4
        Asset valuation reserves...........................        1,345.9              980.2            1,265.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,548.8            3,105.0            3,097.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,017.4)            (949.5)            (938.5)
          Deferred policy acquisition costs................        3,083.3            3,221.1            2,858.8
          Deferred Federal income taxes....................         (450.8)             (26.8)            (137.8)
          Valuation of investments.........................          417.7             (794.1)             (29.8)
          Valuation of investment subsidiary...............         (665.1)            (476.5)            (873.1)
          Limited risk reinsurance.........................         (429.0)            (845.9)            (920.8)
          Issuance of surplus notes........................         (538.9)               -                  -
          Postretirement benefits..........................         (343.3)            (316.6)            (333.7)
          Other, net.......................................            4.4              (79.2)             (81.9)
          GAAP adjustments of Closed Block.................          575.7              578.8              574.2
          GAAP adjustments of discontinued GIC
            Segment........................................         (184.6)            (221.9)            (264.6)
                                                            -----------------   ----------------   -----------------
        Total Shareholder's Equity.........................  $     4,000.8       $    3,194.4       $    2,950.6
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has three major business segments: Individual Insurance and Annuities; Investment Services and Group Pension. Consolidation/elimination principally includes debt not specific to any business segment. Attributed Insurance Capital represents net assets and related revenues and earnings of the Insurance Group not assigned to the insurance segments. Interest expense related to debt not specific to any business segment is presented within Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Individual Insurance and Annuities segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products and mutual fund and other investment products to individuals and small groups. This segment includes Separate Accounts for certain individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $124.1 million, $135.3 million and $128.6 million for 1995, 1994 and 1993, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $14.7 million, $27.4 million and $17.0 million for 1995, 1994 and 1993, respectively, are eliminated in consolidation.

        The Group Pension segment administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations.




                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Individual insurance and annuities.................  $     3,254.6       $    3,110.7       $    2,981.5
        Group pension......................................          292.0              359.1              426.6
        Attributed insurance capital.......................           61.2               79.4               61.6
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................        3,607.8            3,549.2            3,469.7
        Investment services................................          949.1              935.2            2,792.6
        Consolidation/elimination..........................          (34.9)             (24.7)             (40.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,522.0       $    4,459.7       $    6,221.8
                                                            =================   ================   =================



        Earnings (loss) before Federal income taxes
          and cumulative effect of accounting change
        Individual insurance and annuities.................  $       274.4       $      245.5       $       76.2
        Group pension......................................          (13.3)              15.8                2.0
        Attributed insurance capital.......................           18.7               69.8               49.0
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................          279.8              331.1              127.2
        Investment services................................          161.2              177.5              302.1
        Consolidation/elimination..........................           (3.1)                .3                 .5
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          437.9              508.9              429.8
        Corporate interest expense.........................          (27.9)            (114.2)            (126.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       410.0       $      394.7       $      303.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets
        Individual insurance and annuities.....................................  $    50,328.8      $    44,063.4
        Group pension..........................................................        4,033.3            4,222.8
        Attributed insurance capital...........................................        2,391.6            2,609.8
                                                                                ----------------   -----------------
          Insurance operations.................................................       56,753.7           50,896.0
        Investment services....................................................       12,842.9           12,127.9
        Consolidation/elimination..............................................         (354.4)          (1,614.4)
                                                                                ----------------   -----------------
        Total..................................................................  $    69,242.2      $    61,409.5
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for the years ended December 31, 1995, 1994 and 1993, are summarized below:


                                                                    THREE MONTHS ENDED,
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        1995
        ----
        Total Revenues................  $     1,074.7      $     1,158.4       $    1,127.1         $    1,161.8
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        59.0      $        94.3       $       91.2         $       53.1
                                       =================  =================   ==================   ==================

        1994
        ----
        Total Revenues................  $     1,107.4      $     1,075.0       $    1,153.8         $    1,123.5
                                       =================  =================   ==================   ==================

        Earnings before Cumulative
          Effect of Accounting
          Change......................  $        64.0      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        36.9      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================

        1993
        ----
        Total Revenues................  $     1,502.2      $     1,539.7       $    1,679.4         $    1,500.5
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        32.3      $        47.1       $       68.8         $       64.2
                                       =================  =================   ==================   ==================

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. At December 31, 1995, DLJ had options outstanding to purchase approximately 9.2 million shares of DLJ common stock at $27.00 per share. Options are exercisable over a period of up to ten years. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations and cash flows of DLJ through the date of sale are included in the consolidated statements of earnings and cash flow for the year ended December 31, 1993. For the period subsequent to the date of sale, the results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   10,911.4       $    8,970.0
        Securities purchased under resale agreements...........................      18,748.2           10,476.4
        Broker-dealer related receivables......................................      13,023.7           11,784.8
        Other assets...........................................................       1,893.2            2,030.4
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   26,744.8       $   18,356.7
        Broker-dealer related payables.........................................      12,915.5           10,618.0
        Short-term and long-term debt..........................................       1,717.5            1,956.5
        Other liabilities......................................................       1,775.0            1,285.1
                                                                                ----------------   -----------------
        Total liabilities......................................................      43,152.8           32,216.3
        Cumulative exchangeable preferred stock................................         225.0              225.0
        Total shareholders' equity.............................................       1,198.7              820.3
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    1,198.7       $      820.3
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          40.5               50.8
        The Holding Company's equity ownership in DLJ..........................        (499.0)            (532.1)
        Minority interest in DLJ...............................................        (324.3)               -
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      415.9       $      339.0
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Commission, fees and other income......................................  $     1,325.9      $      953.5
        Net investment income..................................................          904.1             791.9
        Dealer, trading and investment gains, net..............................          528.6             263.3
                                                                                ----------------   -----------------
        Total Revenues.........................................................        2,758.6           2,008.7
        Total expenses including income taxes..................................        2,579.5           1,885.7
                                                                                ----------------   -----------------
        Net earnings...........................................................          179.1             123.0
        Dividends on preferred stock...........................................           19.9              20.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $       159.2      $      102.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $       159.2      $      102.1
        Amortization of cost in excess of net assets acquired in 1985..........           (3.9)             (3.1)
        The Holding Company's equity in DLJ's earnings.........................          (90.4)            (60.9)
        Minority interest in DLJ...............................................           (6.5)              -
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $        58.4      $       38.1
                                                                                ================   =================

21)     RELATED PARTY TRANSACTIONS

        On August 31, 1993, the Company sold $661.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, a limited purpose business trust, wholly owned by the Holding Company. The Company recognized a $4.1 million gain net of related deferred policy acquisition costs, deferred Federal income tax and amounts attributable to participating group annuity contracts. In conjunction with this transaction, the Company received $200.0 million of Class B Notes issued by EQ Asset Trust 1993. These notes have interest rates ranging from 6.85% to 9.45%. The Class B Notes are reflected in investments in and loans to affiliates on the consolidated balance sheets.

[Financial statements for Equitable and for the Separate Account for the period ended September 30, 1996 to be filed]

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds,
(2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1995 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account funds or the Trust portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

FOR THE
FOLLOWING                                       LONG-TERM        LONG-TERM      INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON         GOVERNMENT        CORPORATE       TERM GOV'T        TREASURY           PRICE
12/31/95:                       STOCKS            BONDS            BONDS            BONDS            BILLS            INDEX
--------                        ------            -----            -----            -----            -----            -----
 1 year..................        37.43            31.67            26.39            16.80             5.60             2.74
 3 years.................        15.26            12.82            10.47             7.22             4.13             2.72
 5 years.................        16.57            13.10            12.07             8.81             4.29             2.83
10 years.................        14.84            11.92            11.25             9.08             5.55             3.48
20 years.................        14.59            10.45            10.54             9.69             7.28             5.23
30 years.................        10.68             7.92             8.17             8.36             6.72             5.39
40 years.................        10.78             6.38             6.75             7.02             5.73             4.46
50 years.................        11.94             5.35             5.75             5.87             4.80             4.36
60 years.................        11.34             5.20             5.46             5.34             4.01             4.10
Since 1926...............        10.54             5.17             5.69             5.25             3.72             3.12
Inflation Adjusted
Since 1926...............         7.20             1.99             2.49             2.07             0.58            0.00

----------
*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1996 YEARBOOK,(TM)Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds-- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

 Long-term Corporate Bonds -- For the period 1969-1995, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1995; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

 Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond  portfolio constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                                IL PROTECTOR(TM)
                                 IL COLI II(TM)
                             INCENTIVE LIFE PLUS(TM)
                              SURVIVORSHIP 2000(TM)
                             INCENTIVE LIFE 2000(TM)
                                CHAMPION 2000(TM)
                                   SP-FLEX(TM)
                               INCENTIVE LIFE(TM)

                   PROSPECTUS SUPPLEMENT DATED JANUARY 1, 1997

This supplement updates certain information in the Prospectus you received for the variable life insurance policy you purchased from Equitable Variable Life Insurance Company ("Equitable Variable")*. If your prospectus is dated 1995 or earlier, we also mailed to you a prospectus supplement dated May 1, 1996. Capitalized terms used in this supplement have the same meanings as in the Prospectus. You should keep this supplement with your Prospectus and any May 1, 1996 supplement. We will send you another copy of any Prospectus or supplement, without charge, on written request.

On January 1, 1997, Equitable Variable, a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable") was merged with and into Equitable. As a result of this merger, all of Equitable Variable's assets, including the assets of Equitable Variable's Separate Account FP, became the assets of Equitable, and all of Equitable Variable's obligations, including your policy, were assumed by Equitable. The merger did not affect any policy values, premiums, investment options or other terms and conditions of your policy in any way. Policy Account values allocated to the Separate Account Funds continue after the merger without change or interruption.

Management. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

Financial Statements. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1995, 1994 and 1993 by the accounting firm of ______________, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1995, 1994 and 1993 included in this prospectus supplement have been so included in reliance on the reports of ______________, given on the authority of such firm as experts in accounting and auditing. The financial statements of Separate Account FP and Equitable for the period ended September 30, 1996 included in this prospectus supplement are unaudited.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include periods prior to the merger when Separate Account FP was part of Equitable Variable.


----------

*This supplement updates certain information contained in the IL Protector Prospectus dated July 25, 1996; the IL COLI II Prospectus dated July 24, 1996; the Incentive Life Plus Prospectuses dated December 19, 1994, May 1, 1995, September 15, 1995 and May 1, 1996; the Survivorship 2000 Prospectuses dated August 18, 1992 and May 1, 1993, 1994, 1995 and 1996; the Incentive Life 2000
Prospectuses dated November 27, 1991 and May 1, 1993 and 1994; the Champion 2000 Prospectuses dated November 27, 1991 and May 1, 1993 and 1994; the SP-FLEX
Prospectuses dated September 30 and August 24, 1987; and the Incentive Life Prospectuses dated August 29, 1989, February 27, 1991 and May 1, 1990, 1993 and 1994.

EVM-103

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, Quality Bond Division, High Yield Division, Growth and Income Division, Equity Index Division, Common Stock Division, Global Division, International Division, Aggressive Stock Division, Conservative Investors Division, Balanced Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company ("Equitable Variable Life") Separate Account FP at December 31, 1995 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Variable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1995 with the transfer agent, provide a reasonable basis for the opinion expressed above.



[__________________________________]
New York, NY
February 7, 1996, except as to Note 8 which is as of September 19, 1996




                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                            INTERMEDIATE
                                MONEY        GOVERNMENT      QUALITY          HIGH          GROWTH &       EQUITY
                               MARKET        SECURITIES        BOND          YIELD           INCOME         INDEX
                              DIVISION        DIVISION       DIVISION       DIVISION        DIVISION      DIVISION
                            ------------    -----------    ------------    -----------    -----------    -----------
ASSETS
Investments in shares of
  The Hudson River
  Trust -- at market
  value (Notes 2 and 7)
Cost:  $207,548,119.....    $207,638,095
         37,536,467.....                    $37,681,989
        141,011,715.....                                   $138,906,039
         68,700,148.....                                                   $72,524,129
         17,021,456.....                                                                  $19,144,802
         59,443,291.....                                                                                 $71,895,056
Receivable for sales of
  shares of The Hudson
  River Trust...........              --             --              --             --             --             --
Receivable for policy-
  related transactions..       1,030,719        472,227         195,736        671,870        272,371        214,843
                            ------------    -----------    ------------    -----------    -----------    -----------
Total Assets............     208,668,814     38,154,216     139,101,775     73,195,999     19,417,173     72,109,899
                            ------------    -----------    ------------    -----------    -----------    -----------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................       1,021,043        488,551         195,429        740,734        272,227        214,856
Payable for policy-
  related transactions..              --             --              --             --             --             --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         514,240        516,621         618,900        524,303        526,633        271,428
                            ------------    -----------    ------------    -----------     ----------    -----------
Total Liabilities.......       1,535,283      1,005,172         814,329      1,265,037        798,860        486,284
                            ------------    -----------    ------------    -----------     ----------    -----------
NET ASSETS ATTRIBUTABLE
TO POLICYOWNERS.........    $207,133,531    $37,149,044    $138,287,446    $71,930,962    $18,618,313    $71,623,615
                            ============    ===========    ============    ===========    ===========    ===========

See Notes to Financial Statements.


                                COMMON                                        AGGRESSIVE
                                STOCK           GLOBAL       INTERNATIONAL      STOCK
                               DIVISION         DIVISION        DIVISION       DIVISION
                            --------------    ------------    -----------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  966,230,780......    $1,148,055,059
       297,303,481......                      $333,829,077
        11,991,226......                                      $12,659,132
       475,758,260......                                                     $556,029,378
Receivable for sales of
  shares of The Hudson
  River Trust...........                --              --             --              --
Receivable for policy-
  related transactions..           233,000         421,042        137,166         800,569
                            --------------    ------------    -----------    ------------
Total Assets............     1,148,288,059     334,250,119     12,796,298     556,829,947
                            --------------    ------------    -----------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................           679,729         246,368        143,511       1,121,615
Payable for  policy-
  related transactions..                --              --             --              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         1,023,056         506,731        220,849         520,201
                            --------------    ------------    -----------    ------------
Total Liabilities.......         1,702,785         753,099        364,360       1,641,816
                            --------------    ------------    -----------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $1,146,585,274    $333,497,020    $12,431,938    $555,188,131
                            ==============    ============    ===========    ============

See Notes to Financial Statements.

                                         ASSET ALLOCATION SERIES
                            --------------------------------------------
                            CONSERVATIVE                       GROWTH
                             INVESTORS        BALANCED        INVESTORS
                              DIVISION        DIVISION        DIVISION
                            ------------    ------------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  162,300,470......    $172,662,590
       356,282,500......                    $399,379,687
       474,917,898......                                    $556,703,771
Receivable for sales of
  shares of The Hudson
  River Trust...........          76,736              --              --
Receivable for policy-
  related transactions..              --              --         191,779
                            ------------    ------------    ------------
Total Assets............     172,739,326     399,379,687     556,895,550
                            ------------    ------------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................              --         179,701         414,996
Payable for policy-
  related transactions..          81,465          47,918              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         570,762         586,859         602,888
                            ------------    ------------    ------------
Total Liabilities.......         652,227         814,478       1,017,884
                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $172,087,099    $398,565,209    $555,877,666
                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS


                                                                                                    INTERMEDIATE GOVERNMENT
                                                              MONEY MARKET DIVISION                   SECURITIES DIVISION
                                                      ------------------------------------   --------------------------------------



                                                              YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                      ------------------------------------   --------------------------------------

                                                         1995         1994         1993         1995          1994           1993
                                                      ----------   ----------   ----------   ----------   ------------   ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $9,225,401   $5,368,883   $4,163,389   $2,010,283   $ 5,671,984   $14,930,827
  Expenses (Note 3):
    Mortality and expense risk charges............       954,556      826,379      834,113      197,721       527,675     1,470,325
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INVESTMENT INCOME.............................     8,270,845    4,542,504    3,329,276    1,812,562     5,144,309    13,460,502
                                                      ----------   ----------   ----------   ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)    3,999,846
    Realized gain distribution from
      The Hudson River Trust......................            --           --           --           --            --    11,449,074
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED GAIN (LOSS)..........................      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)   15,448,920

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................        32,760      (14,267)    (224,885)  (2,736,863)   (1,617,237)    1,966,231
    End of period.................................        89,976       32,760      (14,267)     145,522    (2,736,863)   (1,617,237)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
  Change in unrealized appreciation/depreciation
    during the period.............................        57,216       47,027      210,618    2,882,385    (1,119,626)   (3,583,468)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      (375,131)     142,557     (129,136)   2,071,617   (11,283,602)   11,865,452
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $7,895,714   $4,685,061   $3,200,140   $3,884,179   $(6,139,293)  $25,325,954
                                                      ==========   ==========   ==========   ==========   ===========   ===========


                                                                QUALITY BOND DIVISION
                                                       -------------------------------------------

                                                                                      OCTOBER 1*
                                                                                         TO
                                                        YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                      ---------------------------    ------------

                                                          1995            1994           1993
                                                      -----------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 7,958,285    $  8,123,722    $  1,221,840
  Expenses (Note 3):
    Mortality and expense risk charges............        767,627         689,178         163,308
                                                      -----------    ------------    ------------
NET INVESTMENT INCOME.............................      7,190,658       7,434,544       1,058,532
                                                      -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       (632,666)       (410,697)           (106)
    Realized gain distribution from
      The Hudson River Trust......................             --              --         130,973
                                                      -----------    ------------    ------------
NET REALIZED GAIN (LOSS)..........................       (632,666)       (410,697)        130,867

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................    (15,521,200)     (1,886,621)            --
    End of period.................................     (2,105,676)    (15,521,200)    (1,886,621)
                                                      -----------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................     13,415,524     (13,634,579)    (1,886,621)
                                                      -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................     12,782,858     (14,045,276)    (1,755,754)
                                                      -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $19,973,516    $ (6,610,732)   $  (697,222)
                                                      ===========    ============    ===========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                                          HIGH YIELD DIVISION
                                                              ----------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  1995           1994          1993
                                                              -----------    -----------    ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $ 6,518,568    $ 4,578,946    $4,488,259
  Expenses (Note 3):
    Mortality and expense risk charges....................        371,369        305,522       285,992
                                                              -----------    -----------    ----------
NET INVESTMENT INCOME.....................................      6,147,199      4,273,424     4,202,267
                                                              -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................       (179,454)      (328,199)      107,852
    Realized gain distribution from
      The Hudson River Trust..............................             --             --     1,030,687
                                                              -----------    -----------    ----------
NET REALIZED GAIN (LOSS)..................................       (179,454)      (328,199)    1,138,539

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................       (873,103)     4,734,999       763,746
    End of period.........................................      3,823,981       (873,103)    4,734,999
                                                              -----------    -----------    ----------
  Change in unrealized appreciation/depreciation
    during the period.....................................      4,697,084     (5,608,102)    3,971,253
                                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....      4,517,630     (5,936,301)    5,109,792
                                                              -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $10,664,829    $(1,662,877)   $9,312,059
                                                              ===========    ===========    ==========

See Notes to Financial Statements.


                                                                     GROWTH & INCOME DIVISION               EQUITY INDEX DIVISION
                                                              ---------------------------------------     --------------------------
                                                                                          OCTOBER 1*                     APRIL 1*
                                                                                             TO            YEAR ENDED       TO
                                                               YEAR ENDED DECEMBER 31,   DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                                              ------------------------  -------------     -----------  -------------
                                                                 1995          1994         1993             1995           1994
                                                              ----------     ---------  -------------     -----------  -------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $  380,677     $ 108,492     $ 3,394        $   964,775    $ 596,180
  Expenses (Note 3):
    Mortality and expense risk charges....................        69,716        19,204       1,833            289,199      152,789
                                                              ----------     ---------     -------        -----------    ---------
NET INVESTMENT INCOME.....................................       310,961        89,288       1,561            675,576      443,391
                                                              ----------     ---------     -------        -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................         2,791       (11,709)       (134)             3,060       (6,949)
    Realized gain distribution from
      The Hudson River Trust..............................            --            --          --            536,890      134,154
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED GAIN (LOSS)..................................         2,791       (11,709)       (134)           539,950      127,205

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................      (141,585)         (904)         --           (399,286)          --
    End of period.........................................     2,123,346      (141,585)       (904)        12,451,765     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
  Change in unrealized appreciation/depreciation
    during the period.....................................     2,264,931      (140,681)       (904)        12,851,051     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....     2,267,722      (152,390)     (1,038)        13,391,001     (272,081)
                                                              ----------     ---------     -------        -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $2,578,683     $ (63,102)    $   523        $14,066,577    $ 171,310
                                                              ==========     =========     =======        ===========    =========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                    COMMON STOCK DIVISION                          GLOBAL STOCK DIVISION
                                         --------------------------------------------    -----------------------------------------


                                                    YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                         --------------------------------------------    -----------------------------------------
                                             1995            1994            1993            1995           1994           1993
                                         ------------    ------------    ------------    -----------    -----------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................    $ 14,259,262    $ 11,755,355    $ 10,311,886    $ 5,152,442    $ 2,768,605    $ 1,060,406
  Expenses (Note 3):
    Mortality and expense risk
      charges........................       6,050,368       4,741,008       4,005,102      1,743,898      1,211,620        466,897
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INVESTMENT INCOME................       8,208,894       7,014,347       6,306,784      3,408,544      1,556,985        593,509
                                         ------------    ------------    ------------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................      16,793,683         292,144       4,176,629      3,049,444      3,347,704      1,333,766
    Realized gain distribution from
      The Hudson River Trust.........      63,838,178      43,936,280      85,777,775      9,214,950      4,821,242     11,642,904
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED GAIN (LOSS).............      80,631,861      44,228,424      89,954,404     12,264,394      8,168,946     12,976,670

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............      (2,048,649)     71,350,568      22,647,989      3,130,280      7,062,877      2,783,724
    End of period....................     181,824,279      (2,048,649)     71,350,568     36,525,596      3,130,280      7,062,877
                                         ------------    ------------    ------------    -----------    -----------    -----------
  Change in unrealized appreciation/
    depreciation during the period...     183,872,928     (73,399,217)     48,702,579     33,395,316     (3,932,597)     4,279,153
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............     264,504,789     (29,170,793)    138,656,983     45,659,710      4,236,349     17,255,823
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $272,713,683    $(22,156,446)   $144,963,767    $49,068,254    $ 5,793,334    $17,849,332
                                         ============    ============    ============    ===========    ===========    ===========

See Notes to Financial Statements.

                                          INTERNATIONAL
                                            DIVISION                 AGGRESSIVE STOCK DIVISION
                                         --------------   --------------------------------------------
                                            APRIL 3*
                                              TO
                                          DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                         --------------   --------------------------------------------
                                              1995            1995            1994            1993
                                           ----------     ------------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................       $195,500      $  1,268,689    $    400,102    $    766,228
  Expenses (Note 3):
    Mortality and expense risk
      charges........................         36,471         2,702,978       1,944,639       1,757,109
                                            --------      ------------    ------------    ------------
NET INVESTMENT INCOME................        159,029        (1,434,289)     (1,544,537)       (990,881)
                                            --------      ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................           (790)       11,560,966      (6,075,250)     35,696,507
    Realized gain distribution from
      The Hudson River Trust.........         51,741        61,903,470              --      25,339,962
                                            --------      ------------    ------------    ------------
NET REALIZED GAIN (LOSS).............         50,951        73,464,436      (6,075,250)     61,036,469

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............             --        30,761,318      35,185,988      53,885,737
    End of period....................        667,906        80,271,118      30,761,318      35,185,988
                                            --------      ------------    ------------    ------------
  Change in unrealized appreciation/
    depreciation during the period...        667,906        49,509,800      (4,424,670)    (18,699,749)
                                            --------      ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............        718,857       122,974,236     (10,499,920)     42,336,720
                                            --------      ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........       $877,886      $121,539,947    $(12,044,457)   $ 41,345,839
                                            ========      ============    ============    ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONCLUDED)

                                                                                ASSET ALLOCATION SERIES
                                                   ---------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS DIVISION                    BALANCED DIVISION
                                                   --------------------------------------   ----------------------------------------
                                                            YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                                   --------------------------------------   ----------------------------------------
                                                       1995          1994         1993          1995          1994           1993
                                                   -----------   -----------   ----------   -----------   ------------   -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.......   $ 8,169,109   $ 6,205,574   $4,088,977   $12,276,328   $ 10,557,487   $10,062,862
  Expenses (Note 3):
    Mortality and expense risk charges..........       921,294       750,164      551,610     2,237,982      2,103,510     2,047,811
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INVESTMENT INCOME...........................     7,247,815     5,455,410    3,537,367    10,038,346      8,453,977     8,015,051
                                                   -----------   -----------   ----------   -----------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments.........      (378,551)     (421,501)      91,739    (2,466,524)       858,164     1,446,919
    Realized gain distribution from
      The Hudson River Trust....................     1,068,272            --    4,651,717    10,894,130             --    20,280,817
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED GAIN (LOSS)........................       689,721      (421,502)   4,743,456     8,427,606        858,164    21,727,736

  Unrealized appreciation (depreciation) on
    investments:
    Beginning of period.........................    (8,767,697)    1,915,037    2,223,612    (2,878,875)    37,960,661    30,072,900
    End of period...............................    10,362,120    (8,767,697)   1,915,037    43,097,187     (2,878,875)   37,960,661
                                                   -----------   -----------   ----------   -----------   ------------   -----------
  Change in unrealized appreciation/depreciation
    during the period...........................    19,129,817   (10,682,734)    (308,575)   45,976,062    (40,839,536)    7,887,761
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS................................    19,819,538   (11,104,236)   4,434,881    54,403,668    (39,981,372)   29,615,497
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................   $27,067,353   $(5,648,826)  $7,972,248   $64,442,014   $(31,527,395)  $37,630,548
                                                   ===========   ===========   ==========   ===========   ============   ===========

See Notes to Financial Statements.

                                                                  ASSET ALLOCATION SERIES
                                                      -------------------------------------------
                                                                 GROWTH INVESTORS DIVISION
                                                      -------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                          1995            1994            1993
                                                      ------------    ------------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 15,855,901    $ 10,663,204    $ 5,922,228
  Expenses (Note 3):
    Mortality and expense risk charges............       2,796,354       1,995,747      1,274,117
                                                      ------------    ------------    -----------
NET INVESTMENT INCOME.............................      13,059,547       8,667,457      4,648,111
                                                      ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       1,752,185         241,591         52,392
    Realized gain distribution from
      The Hudson River Trust......................       7,421,853              --     14,624,517
                                                      ------------    ------------    -----------
NET REALIZED GAIN (LOSS)..........................       9,174,038         241,591     14,676,909

  Unrealized appreciation (depreciation) on
  investments:
    Beginning of period...........................        (770,693)     20,567,604     12,746,740
    End of period.................................      81,785,873        (770,693)    20,567,604
                                                      ------------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................      82,556,566     (21,338,297)     7,820,864
                                                      ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      91,730,604     (21,096,706)    22,497,773
                                                      ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $104,790,151    $(12,429,249)   $27,145,884
                                                      ============    ============    ===========

See Notes to Financial Statements.

                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                INTERMEDIATE GOVERNMENT
                                                  MONEY MARKET DIVISION                           SECURITIES DIVISION
                                       ------------------------------------------   -------------------------------------------


                                                 YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------   -------------------------------------------
                                           1995           1994           1993           1995           1994            1993
                                       ------------   ------------   ------------   -----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............   $  8,270,845   $  4,542,504   $  3,329,276   $ 1,812,562   $   5,144,309   $  13,460,502
  Net realized gain (loss)..........       (432,347)        95,530       (339,754)     (810,768)    (10,163,976)     15,448,920
  Change in unrealized appreciation/
    depreciation on investments.....         57,216         47,027        210,618     2,882,385      (1,119,626)     (3,583,468)
                                       ------------   ------------   ------------   -----------   -------------   -------------

  Net increase (decrease)
    from operations.................      7,895,714      4,685,061      3,200,140     3,884,179      (6,139,293)     25,325,954
                                       ------------   ------------   ------------   -----------   -------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............     96,773,056     82,536,703     64,845,505    11,016,347      18,915,140      26,598,113
  Benefits and other policy-related
    transactions (Note 3)...........    (39,770,849)   (32,432,771)   (31,747,197)   (6,286,070)     (5,813,181)     (7,539,335)
  Net transfers among divisions.....      4,776,165    (25,466,044)   (50,510,704)      953,149    (125,116,319)   (180,916,946)
                                       ------------   ------------   ------------   -----------   -------------   -------------
  Net increase (decrease) from
    policy-related transactions.....     61,778,372     24,637,888    (17,412,396)    5,683,426    (112,014,360)   (161,858,168)
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......        (36,640)       (24,067)        92,890       (72,636)         15,335         (69,330)
                                       ------------   ------------   ------------   -----------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS...     69,637,446     29,298,882    (14,119,366)    9,494,969    (118,138,318)   (136,601,544)
NET ASSETS, BEGINNING OF PERIOD.....    137,496,085    108,197,203    122,316,569    27,654,075     145,792,393     282,393,937
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET ASSETS, END OF PERIOD...........   $207,133,531   $137,496,085   $108,197,203   $37,149,044   $  27,654,075   $ 145,792,393
                                       ============   ============   ============   ===========   =============   =============

See Notes to Financial Statements.


                                                     QUALITY BOND DIVISION
                                         -------------------------------------------
                                                                          OCTOBER 1*
                                                                             TO
                                            YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                         ----------------------------    -----------
                                             1995            1994           1993
                                         ------------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............     $  7,190,658    $  7,434,544    $ 1,058,532
  Net realized gain (loss)..........         (632,666)       (410,697)       130,867
  Change in unrealized appreciation/
    depreciation on investments.....       13,415,524     (13,634,579)    (1,886,621)
                                         ------------    ------------    -----------

  Net increase (decrease)
    from operations.................       19,973,516      (6,610,732)      (697,222)
                                         ------------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............        2,516,135         850,240        181,283
  Benefits and other policy-related
    transactions (Note 3)...........       (3,189,044)     (2,891,278)      (441,626)
  Net transfers among divisions.....        2,462,969      25,765,197    100,786,909
                                         ------------    ------------    -----------
  Net increase (decrease) from
    policy-related transactions.....        1,790,060      23,724,159    100,526,566
                                         ------------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......         (712,602)        255,654         38,047
                                         ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS...       21,050,974      17,369,081     99,867,391
NET ASSETS, BEGINNING OF PERIOD.....      117,236,472      99,867,391             --
                                         ------------    ------------    -----------
NET ASSETS, END OF PERIOD...........     $138,287,446    $117,236,472    $99,867,391
                                         ============    ============    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            HIGH YIELD DIVISION
                                                               ------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                  1995            1994            1993
                                                               -----------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................     $ 6,147,199    $  4,273,424    $ 4,202,267
  Net realized gain (loss)................................        (179,454)       (328,199)     1,138,539
  Change in unrealized appreciation/
    depreciation on investments...........................       4,697,084      (5,608,102)     3,971,253
                                                               -----------    ------------    -----------
  Net increase (decrease) from operations.................      10,664,829      (1,662,877)     9,312,059
                                                               -----------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      15,333,474      14,287,345     10,787,763
  Benefits and other policy-related
    transactions (Note 3).................................      (8,211,013)     (7,162,537)    (5,179,424)
  Net transfers among divisions...........................       4,789,450     (11,048,174)     1,006,671
                                                               -----------    ------------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................      11,911,911      (3,923,366)     6,615,010
                                                               -----------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................        (100,679)         16,028        (31,889)
                                                               -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................      22,476,061      (5,570,215)    15,895,180
NET ASSETS, BEGINNING OF PERIOD...........................      49,454,901      55,025,116     39,129,936
                                                               -----------    ------------    -----------
NET ASSETS, END OF PERIOD.................................     $71,930,962    $ 49,454,901    $55,025,116
                                                               ===========    ============    ===========

See Notes to Financial Statements.

                                                                    GROWTH & INCOME DIVISION                EQUITY INDEX DIVISION
                                                              -------------------------------------      --------------------------
                                                                                           OCTOBER 1*                    APRIL 1*
                                                                                              TO          YEAR ENDED        TO
                                                                YEAR ENDED DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              -------------------------   -----------    -----------    -----------
                                                                  1995          1994         1993           1995           1994
                                                              -----------    ----------   -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................    $   310,961    $   89,288    $  1,561      $   675,576    $   443,391
  Net realized gain (loss)................................          2,791       (11,709)       (134)         539,950        127,205
  Change in unrealized appreciation/
    depreciation on investments...........................      2,264,931      (140,681)       (904)      12,851,051       (399,286)
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from operations.................      2,578,683       (63,102)        523       14,066,577        171,310
                                                              -----------    ----------    --------      -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      6,464,035     2,953,965     182,381       10,308,871        690,540
  Benefits and other policy-related
    transactions (Note 3).................................     (1,385,132)     (481,430)     (6,581)      (2,111,532)      (472,818)
  Net transfers among divisions...........................      5,274,221     3,033,230     279,153       18,305,589     30,736,505
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................     10,353,124     5,505,765     454,953       26,502,928     30,954,227
                                                              -----------    ----------    --------      -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................       (221,877)        6,113       4,131          (71,293)          (134)
                                                              -----------    ----------    --------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................     12,709,930     5,448,776     459,607       40,498,212     31,125,403
NET ASSETS, BEGINNING OF PERIOD...........................      5,908,383       459,607          --       31,125,403             --
                                                              -----------    ----------    --------      -----------    -----------
NET ASSETS, END OF PERIOD.................................    $18,618,313    $5,908,383    $459,607      $71,623,615    $31,125,403
                                                              ===========    ==========    ========      ===========    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            COMMON STOCK DIVISION                         GLOBAL STOCK DIVISION
                               --------------------------------------------   ------------------------------------------


                                            YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                               --------------------------------------------   ------------------------------------------
                                     1995            1994           1993          1995           1994           1993
                               --------------   -------------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....   $    8,208,894   $  7,014,347    $ 6,306,784   $  3,408,544   $  1,556,985   $    593,509
  Net realized gain (loss)..       80,631,861     44,228,424     89,954,404     12,264,394      8,168,946     12,976,670
  Change in unrealized
    appreciation/
    depreciation on
    investments.............      183,872,928    (73,399,217)    48,702,579     33,395,316     (3,932,597)     4,279,153
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........      272,713,683    (22,156,446)   144,963,767     49,068,254      5,793,334     17,849,332
                               --------------   ------------   ------------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      216,068,996    171,525,812    124,210,476     92,666,618     77,766,997     25,508,452
  Benefits and other
    policy-related
    transactions (Note 3)...     (118,456,643)   (93,481,219)   (77,837,895)   (37,507,499)   (23,371,745)    (8,931,159)
  Net transfers among
    divisions...............      (34,354,864)    19,730,410     (9,498,455)   (12,472,104)    47,610,957     59,544,080
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............       63,257,489     97,775,003     36,874,126     42,687,015    102,006,209     76,121,373
                               --------------   ------------   ------------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................         (392,099)        44,948       (124,376)       (96,720)       (17,737)         4,085
                               --------------   ------------   ------------   ------------   ------------   ------------
INCREASE IN NET ASSETS......      335,579,073     75,663,505    181,713,517     91,658,549    107,781,806     93,974,790
NET ASSETS, BEGINNING OF
  PERIOD....................      811,006,201    735,342,696    553,629,179    241,838,471    134,056,665     40,081,875
                               --------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................   $1,146,585,274   $811,006,201   $735,342,696   $333,497,020   $241,838,471   $134,056,665
                               ==============   ============   ============   ============   ============   ============

See Notes to Financial Statements.

                               INTERNATIONAL
                                  DIVISION              AGGRESSIVE STOCK DIVISION
                                -----------   ------------------------------------------
                                 APRIL 3*
                                    TO
                                DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                -----------   ------------------------------------------
                                    1995          1995           1994            1993
                                -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....    $   159,029   $ (1,434,289)  $ (1,544,537)  $   (990,881)
  Net realized gain (loss)..         50,951     73,464,436     (6,075,250)    61,036,469
  Change in unrealized
    appreciation/
    depreciation on
    investments.............        667,906     49,509,800     (4,424,670)   (18,699,749)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........        877,886    121,539,947    (12,044,457)    41,345,839
                                -----------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      2,028,670    121,962,483    101,932,221     77,930,596
  Benefits and other
    policy-related
    transactions (Note 3)...       (339,723)   (63,165,185)   (48,604,650)   (39,462,340)
  Net transfers among
    divisions...............      9,885,952     19,367,834      4,346,636    (73,890,214)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............     11,574,899     78,165,132     57,674,207    (35,421,958)
                                -----------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................        (20,847)      (188,813)        35,791         (2,220)
                                -----------   ------------   ------------   ------------
INCREASE IN NET ASSETS......     12,431,938    199,516,266     45,665,541      5,921,661
NET ASSETS, BEGINNING OF
  PERIOD....................              0    355,671,865    310,006,324    304,084,663
                                -----------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................    $12,431,938   $555,188,131   $355,671,865   $310,006,324
                                ===========   ============   ============   ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                              ASSET ALLOCATION SERIES
                                         -----------------------------------------------------------------------------------------
                                               CONSERVATIVE INVESTORS DIVISION                       BALANCED DIVISION
                                         -------------------------------------------    ------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                         -------------------------------------------    ------------------------------------------
                                              1995            1994           1993           1995           1994           1993
                                         -------------   ------------   ------------    ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............    $  7,247,815    $  5,455,410   $  3,537,367    $ 10,038,346   $  8,453,977   $  8,015,051
  Net realized gain (loss)...........         689,721        (421,502)     4,743,456       8,427,606        858,164     21,727,736
  Change in unrealized appreciation/
    depreciation on investments......      19,129,817     (10,682,734)      (308,575)     45,976,062    (40,839,536)     7,887,761
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease)
    from operations..................      27,067,353      (5,648,826)     7,972,248      64,442,014    (31,527,395)    37,630,548
                                         ------------    ------------   ------------    ------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............      41,419,959      48,492,315     43,782,002      63,451,955     70,116,900     67,351,402
  Benefits and other policy-related
    transactions (Note 3)............     (22,866,003)    (21,612,430)   (17,644,077)    (48,742,571)   (45,655,363)   (44,497,967)
  Net transfers among divisions......      (3,379,296)     (2,076,793)     6,165,330     (18,908,540)   (19,954,097)    (6,834,099)
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease) from
    policy-related transactions......      15,174,660      24,803,092     32,303,255      (4,199,156)     4,507,440     16,019,336
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....         (95,412)         22,600         18,535        (93,214)        47,322         256,506
                                         ------------    ------------   ------------    ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS....      42,146,601      19,176,866     40,294,038      60,149,644    (26,972,633)    53,906,390
NET ASSETS, BEGINNING OF PERIOD......     129,940,498     110,763,632     70,469,594     338,415,565    365,388,198    311,481,808
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET ASSETS, END OF PERIOD............    $172,087,099    $129,940,498   $110,763,632    $398,565,209   $338,415,565   $365,388,198
                                         ============    ============   ============    ============   ============   ============

See Notes to Financial Statements.

                                                       ASSET ALLOCATION SERIES
                                            --------------------------------------------
                                                      GROWTH INVESTORS DIVISION
                                            --------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                            --------------------------------------------
                                                1995            1994            1993
                                            ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............       $ 13,059,547    $  8,667,457    $  4,648,111
  Net realized gain (loss)...........          9,174,038         241,591      14,676,909
  Change in unrealized appreciation/
    depreciation on investments......         82,556,566     (21,338,297)      7,820,864
                                            ------------    ------------    ------------
  Net increase (decrease)
    from operations..................        104,790,151     (12,429,249)     27,145,884
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............        155,616,059     139,140,391     105,136,825
  Benefits and other policy-related
    transactions (Note 3)............        (68,357,709)    (54,863,821)    (36,431,873)
  Net transfers among divisions......         (3,269,896)     20,294,785      30,908,183
                                            ------------    ------------    ------------
  Net increase (decrease) from
    policy-related transactions......         83,988,454     104,571,355      99,613,135
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....           (120,493)         15,372         (27,455)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS....        188,658,112      92,157,478     126,731,564
NET ASSETS, BEGINNING OF PERIOD......        367,219,554     275,062,076     148,330,512
                                            ------------    ------------    ------------
NET ASSETS, END OF PERIOD............       $555,877,666    $367,219,554    $275,062,076
                                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

1.  General

    Equitable Variable Life Insurance Company (Equitable Variable Life), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable Life), established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division, the Equity Index Division and the International Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life,(TM) flexible premium variable life insurance policies, Incentive Life 2000,(TM) flexible premium variable life insurance policies, Champion 2000,(TM) modified premium variable whole life insurance policies, Survivorship 2000,(TM) flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(TM) flexible premium variable life insurance policies and SP-Flex,(TM) variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life policies offered with the prospectus dated September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Policyowners may allocate amounts in their individual accounts to the Divisions of the Account and/or (except for SP-Flex policies) to the guaranteed interest division of Equitable Variable Life's General Account. Net transfers to the guaranteed interest division of the General Account and other Separate Accounts of $6,569,372, $35,120,632 and $125,668,098 for the
    years ended 1995, 1994 and 1993, respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Variable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3.  Asset Charges

    Under the Policies, Equitable Variable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series deducts this charge from the Policy Account. Under SP-Flex, Equitable Variable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1995

    Under Incentive Life, Incentive Life Plus and the Series 2000 Policies, mortality and administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus and the Series 2000 Policies, Equitable Variable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable Life for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts  Retained  by Equitable  Variable  Life in  Separate  Account  FP

    The amount retained by Equitable Variable Life in the Account arises principally from (1) contributions from Equitable Variable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts  retained  by  Equitable   Variable  Life  in  the  Account  may  be
    transferred at any time by Equitable Variable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Variable Life by investment division:

                  INVESTMENT DIVISION                               1995           1994            1993
                  -------------------                           -----------     -----------     ----------
                  Common Stock                                  $  (630,000)       --              --
                  Money Market                                     (250,000)       --           $1,145,000
                  Balanced                                         --              --              --
                  Aggressive Stock                                 (350,000)       --              --
                  High Yield                                       (100,000)       --              330,000
                  Global                                           (130,000)       --           (6,895,000)
                  Conservative Investors                           --              --              575,000
                  Growth Investors                                 --              --              130,000
                  Short-Term World Income                          --           $(5,165,329)       --
                  Intermediate Government Securities               (165,000)       --              --
                  Growth & Income                                  (685,000)       --            1,000,000
                  Quality Bond                                   (4,800,000)       --            5,000,000
                  Equity Index                                     --               200,000        --
                  International                                     200,000        --              --
                                                                -----------     -----------     ----------
                                                                $(6,910,000)    $(4,965,329)    $1,285,000
                                                                ===========     ===========     ==========

5.  Distribution and Servicing Agreements

    Equitable Variable Life has entered into a Distribution and Servicing Agreement with Equitable Life and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

    Equitable Variable Life also has entered into an agreement with Equitable Life under which Equitable Life performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

6.  Share  Substitution

    On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Division is not available for future investment.

                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note
    3).

    The tables on this page and the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.


RATES OF RETURN:
INCENTIVE LIFE,
--------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
-----------------

                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
MONEY MARKET DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     5.74 %   4.02 %   3.00 %    3.56 %   6.18 %   8.24 %   9.18 %    7.32 %   6.63 %       6.05 %
Net return................     5.11 %   3.39 %   2.35 %    2.94 %   5.55 %   7.59 %   8.53 %    6.68 %   5.99 %       5.47 %


                                                               APRIL 1(A) TO
INTERMEDIATE                     YEAR ENDED DECEMBER 31,        DECEMBER 31,
GOVERNMENT                    -----------------------------------------------
SECURITIES DIVISION             1995    1994    1993    1992       1991
-------------------             ----    ----    ----    ----       ----
Gross return..............    13.33 % (4.37)%  10.58 %  5.60 %    12.26 %
Net return................    12.65 % (4.95)%   9.88 %  4.96 %    11.60 %


                                  YEAR ENDED     OCTOBER 1(A)
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
QUALITY BOND DIVISION           1995     1994        1993
---------------------           ----     ----        ----
Gross return..............    17.02 %  (5.10)%      (0.51)%
Net return................    16.32 %  (5.67)%      (0.66)%


                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
HIGH YIELD DIVISION             1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
-------------------             ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%  5.13 %    9.73 %   4.68 %         --
Net return................     19.20 %  (3.37)%  22.41 %  11.64 %   23.72 %  (1.71)%  4.50 %    9.08 %   4.05 %         --


                                  YEAR ENDED    OCTOBER 1(A) TO
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
GROWTH & INCOME  DIVISION       1995      1994       1993
-------------------------       ----      ----       ----
Gross return..............    24.07 %   (0.58)%     (0.25)%
Net return................    23.33 %   (1.17)%     (0.41)%


                                  YEAR ENDED     MARCH 31(A) TO
                                 DECEMBER 31,     DECEMBER 31,
                              -----------------------------------
EQUITY INDEX DIVISION                1995             1994
---------------------                ----             ----
Gross return..............         36.48 %           1.08 %
Net return................         35.66 %           0.58 %

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
COMMON STOCK DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     32.45 %  (2.14)%  24.84 %   3.22 %   37.88 %  (8.12)%  25.59 %  22.43 %   7.49 %      15.65 %
Net return................     31.66 %  (2.73)%  24.08 %   2.60 %   37.06 %  (8.67)%  24.84 %  21.70 %   6.84 %      15.01 %


                                                                                                        AUGUST 31(A) TO
                                                       YEAR ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
GLOBAL DIVISION                 1995     1994     1993     1992      1991     1990     1989     1988         1987
---------------                 ----     ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............     18.81 %  5.23 %   32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %  10.88 %     (13.27)%
Net return................     18.11 %  4.60 %   31.33 %  (1.10)%   29.77 %  (6.63)%  26.17 %  10.22 %     (13.45)%


                               APRIL 3(A)
                                  TO
                              DECEMBER 31,
INTERNATIONAL DIVISION           1995
----------------------        ----------
Gross return..............      11.29 %
Net return................      10.79 %


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK  DIVISION      1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     31.63 %  (3.81)%  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %   1.17 %   7.31 %      35.88 %
Net return................     30.85 %  (4.39)%  16.05 %  (3.74)%   85.75 %  7.51 %   42.64 %   0.53 %   6.66 %      35.13 %


                                                                                                                JANUARY 26(A) TO
ASSET ALLOCATION SERIES                                    YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                           ------------------------------------------------------------------------------------------------------
BALANCED DIVISION             1995     1994      1993     1992      1991     1990     1989      1988     1987         1986
-----------------             ----     ----      ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............  19.75 %   (8.02)%  12.28 %   (2.84)%  41.26 %    0.24 %  25.83 %  13.27 %   (0.85)%      29.07 %
Net return................  19.03 %   (8.57)%  11.64 %   (3.42)%  40.42 %   (0.36)%  25.08 %  12.59 %   (1.45)%      28.34 %


                                                                                          OCTOBER 2(A) TO
                                           YEAR ENDED DECEMBER 31,                         DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS DIVISION            1995     1994     1993      1992     1991     1990               1989
------------------            ----     ----     ----      ----     ----     ----               ----
Gross return..............  20.40 %   (4.10)%  10.76 %   5.72 %   19.87 %  6.37 %             3.09 %
Net return................  19.68 %   (4.67)%  10.15 %   5.09 %   19.16 %  5.73 %             2.94 %


GROWTH INVESTORS DIVISION     1995     1994     1993      1992     1991     1990               1989
-------------------------     ----     ----     ----      ----     ----     ----               ----
Gross return..............  26.37 %   (3.15)%  15.26 %   4.90 %   48.89 %  10.66 %            3.98 %
Net return................  25.62 %   (3.73)%  14.58 %   4.27 %   48.01 %  10.00 %            3.82 %

----------------------------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
MONEY MARKET DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     5.74 %      4.02 %      3.00 %        1.11 %
Net return................     4.80 %      3.08 %      2.04 %        0.77 %


INTERMEDIATE GOVERNMENT
SECURITIES DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     13.33 %    (4.37)%     10.58 %        0.90 %
Net return................     12.31 %    (5.23)%      9.55 %        0.56 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-14

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------------------
QUALITY BOND DIVISION           1995        1994                   1993
---------------------           ----        ----                   ----
Gross return..............     17.02 %    (5.10)%                 (0.51)%
Net return................     15.97 %    (5.95)%                 (0.73)%


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
HIGH YIELD DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     19.92 %    (2.79)%     23.15 %        1.84 %
Net return................     18.84 %    (3.66)%     22.04 %        1.50 %


                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,            DECEMBER 31,
                             --------------------------------------------------
GROWTH & INCOME DIVISION        1995        1994                   1993
------------------------        ----        ----                   ----
Gross return..............     24.07 %    (0.58)%                 (0.25)%
Net return................     22.96 %    (1.47)%                 (0.48)%


                               YEAR ENDED   MARCH 1(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
EQUITY INDEX DIVISION             1995          1994
---------------------             ----          ----
Gross return..............      36.48 %        1.08 %
Net return................      35.26 %        0.33 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
COMMON STOCK DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     32.45 %    (2.14)%     24.84 %        5.28 %
Net return................     31.26 %    (3.02)%     23.70 %        4.93 %

GLOBAL DIVISION
---------------
Gross return..............     18.81 %     5.23 %     32.09 %        4.87 %
Net return................     17.75 %     4.29 %     30.93 %        4.52 %


                              APRIL 3(A) TO
                              DECEMBER 31,
                             ----------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............       11.29 %
Net return................       10.55 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
AGGRESSIVE STOCK DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     31.63 %    (3.81)%     16.77 %        11.49 %
Net return................     30.46 %    (4.68)%     15.70 %        11.11 %


ASSET ALLOCATION SERIES
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
CONSERVATIVE INVESTORS        --------------------------------------------------
DIVISION                        1995        1994        1993          1992
--------                        ----        ----        ----          ----
Gross return..............     20.40 %    (4.10)%     10.76 %        1.38 %
Net return................     19.32 %    (4.96)%      9.81 %        1.04 %


BALANCED DIVISION               1995        1994        1993          1992
-----------------               ----        ----        ----          ----
Gross return..............     19.75 %    (8.02)%     12.28 %        5.37 %
Net return................     18.68 %    (8.84)%     11.30 %        5.02 %


GROWTH INVESTORS DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     26.37 %    (3.15)%     15.26 %        6.89 %
Net return................     25.24 %    (4.02)%     14.24 %        6.53 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-15

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES(B)*
---------------------------------------

                                  YEAR ENDED DECEMBER 31,
                                 -------------------------
                                           1995
                                           ----
Money Market Division........              5.69%

Intermediate Government
Securities Division..........             13.31%

Quality Bond Division........             17.13%

High Yield Division..........             19.95%

Growth & Income Division.....             24.38%

Equity Index Division........             36.53%

Common Stock Division........             33.07%

Global Division..............             19.38%

                                   APRIL 30 TO DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
International Division.......             11.29%

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
Aggressive Stock Division....             33.00%


ASSET ALLOCATION SERIES

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                            1995
                                            ----
Conservative Investors Division...        20.59%

Balanced Division................         20.32%

Growth Investors Division.........        26.92%

--------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the period indicated is not an annual rate of return.

                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
SP-FLEX
-------

                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
MONEY MARKET DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    5.74 %   4.02 %   3.00 %    3.56 %   6.17 %   8.24 %    9.18 %   7.32 %       2.15 %
Net return................    3.86 %   2.17 %   1.13 %    1.71 %   4.29 %   6.30 %    7.24 %   5.41 %       1.62 %

                                                                 APRIL 1(A) TO
                               YEAR ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES DIVISION           1995    1994      1993    1992         1991
-------------------           ----    ----      ----    ----         ----
Gross return..............   13.33 % (4.37) %  10.58 %  5.60 %      12.10 %
Net return................   11.31 % (6.08) %   8.57 %  3.71 %      10.59 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             -------------------------------
QUALITY BOND DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       17.02 %        (2.20)%
Net return................       14.94 %        (2.35)%


                                                                                                       AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
HIGH YIELD DIVISION            1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------            ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%   5.13 %   9.73 %       1.95 %
Net return................    17.79 %  (4.52)%  20.96 %  10.30 %   22.25 %  (2.89)%   3.26 %   7.78 %       1.39 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             ---------------------------------
GROWTH & INCOME DIVISION          1995           1994
------------------------          ----           ----
Gross return..............       24.07 %        (3.40)%
Net return................       21.87 %        (3.55)%

EQUITY INDEX DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       36.48 %        (2.54)%
Net return................       34.06 %        (2.69)%


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
COMMON STOCK DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    32.45 %   2.14 %  24.84 %   3.23 %   37.87 %  (8.12)%  25.59 %   22.43 %     (22.57)%
Net return................    30.10 %  (3.88)%  22.60 %   1.38 %   35.43 %  (9.76)%  23.36 %   20.26 %     (23.00)%

GLOBAL DIVISION                1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    18.81 %   5.23 %  32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %   10.88 %     (11.40)%
Net return................    16.70 %   3.36 %  29.77 %  (2.28)%   28.23 %  (7.75)%  24.67 %    8.90 %     (11.86)%


                             APRIL 3(A) TO
                              DECEMBER 31,
                             -------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............      11.29 %
Net return................       9.82 %


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
AGGRESSIVE STOCK DIVISION      1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------------      ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    31.63 %   3.81 %  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %    1.17 %     (24.28)%
Net return................    29.30 %  (5.53)%  14.67 %  (4.89)%   83.54 %  6.23 %   40.95 %   (0.66)%     (24.68)%

------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-17

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


ASSET ALLOCATION SERIES
                               YEAR ENDED      SEPTEMBER 1(A) TO
                              DECEMBER 31,       DECEMBER 31,
CONSERVATIVE INVESTORS    ---------------------------------------
DIVISION                         1995                1994
--------                         ----                ----
Gross return..........          20.40 %             (1.83)%
Net return............          18.26 %             (1.98)%


                                                                                                       AUGUST 31(A) TO
                                                   YEAR ENDED DECEMBER 31,                               DECEMBER 31,
                        -------------------------------------------------------------------------------------------------
BALANCED DIVISION          1995     1994      1993      1992      1991     1990      1989      1988          1987
-----------------          ----     ----      ----      ----      ----     ----      ----      ----          ----
Gross return..........    19.75 %  (8.02)%   12.28 %   (2.83)%   41.27 %   0.24 %   25.83 %   13.27 %       (20.26)%
Net return............    17.62 %  (9.66)%   10.31 %   (4.57)%   38.75 %  (1.56)%   23.59 %   11.25 %       (20.71)%


                            YEAR ENDED     SEPTEMBER 1(A) TO
                           DECEMBER 31,      DECEMBER 31,
GROWTH INVESTORS         ------------------------------------
DIVISION                      1995              1994
--------                      ----              ----
Gross return...........      26.37 %          (3.16)%
Net return.............      24.12 %          (3.31)%

-------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.



8.  Subsequent Event

    On September 19, 1996 the Board of Directors of Equitable Life approved an Agreement and Plan of Merger by and between Equitable Life and Equitable Variable Life (the "Merger Agreement"). The merger is expected to be effective on January 1, 1997, subject to receipt of all necessary regulatory approvals. On that date, and in accordance with the provisions of the Merger Agreement, the separate existence of Equitable Variable Life will cease and Equitable Life will survive the merger. From and after the effective date of the merger, Equitable Life will be liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets will become assets of Equitable Life.


                                     FSA-18

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements,  Equitable Life
changed  its  methods  of  accounting   for  loan   impairments   in  1995,  for
postemployment benefits in 1994 and for investment securities in 1993.





[______________________________]
New York, New York
February 7, 1996

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    15,899.9        $     7,586.0
    Held to maturity, at amortized cost.....................................             -                5,223.0
  Mortgage loans on real estate.............................................         3,638.3              4,018.0
  Equity real estate........................................................         3,916.2              4,446.4
  Policy loans..............................................................         1,976.4              1,731.2
  Other equity investments..................................................           621.1                678.5
  Investment in and loans to affiliates.....................................           636.6                560.2
  Other invested assets.....................................................           706.1                489.3
                                                                              -----------------    -----------------
      Total investments.....................................................        27,394.6             24,732.6
Cash and cash equivalents...................................................           774.7                693.6
Deferred policy acquisition costs...........................................         3,083.3              3,221.1
Amounts due from discontinued GIC Segment...................................         2,097.1              2,108.6
Other assets................................................................         2,713.1              2,078.6
Closed Block assets.........................................................         8,612.8              8,105.5
Separate Accounts assets....................................................        24,566.6             20,469.5
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $    69,242.2        $    61,409.5
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,752.6        $    21,238.0
Future policy benefits and other policyholders' liabilities.................         4,171.8              3,840.8
Short-term and long-term debt...............................................         1,899.3              1,337.4
Other liabilities...........................................................         3,379.5              2,300.1
Closed Block liabilities....................................................         9,507.2              9,069.5
Separate Accounts liabilities...............................................        24,531.0             20,429.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        65,241.4             58,215.1
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         2,913.6              2,913.6
Retained earnings...........................................................           781.6                484.0
Net unrealized investment gains (losses)....................................           338.2               (203.0)
Minimum pension liability...................................................           (35.1)                (2.7)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,000.8              3,194.4
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    69,242.2        $    61,409.5
                                                                              =================    =================






                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      771.0       $       715.0      $       644.5
Premiums......................................................          606.8               625.6              599.1
Net investment income.........................................        2,127.7             2,030.9            2,599.3
Investment gains, net.........................................            5.3                91.8              533.4
Commissions, fees and other income............................          886.8               845.4            1,717.2
Contribution from the Closed Block............................          124.4               151.0              128.3
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        4,522.0             4,459.7            6,221.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,244.2             1,201.3            1,330.0
Policyholders' benefits.......................................        1,011.3               920.6            1,003.9
Other operating costs and expenses............................        1,856.5             1,943.1            3,584.2
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,112.0             4,065.0            5,918.1
                                                                -----------------  -----------------  -----------------

Earnings before Federal income taxes and cumulative
  effect of accounting change.................................          410.0               394.7              303.7
Federal income taxes..........................................          112.4               101.2               91.3
                                                                -----------------  -----------------  -----------------
Earnings before cumulative effect of accounting change........          297.6               293.5              212.4
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (27.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      297.6       $       266.4      $       212.4
                                                                =================  =================  =================






















                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning of year.................   $        2.5       $         2.5      $         2.0
Increase in par value.........................................            -                   -                   .5
                                                                -----------------  -----------------  -----------------
Common stock, at par value, end of year.......................            2.5                 2.5                2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        2,913.6             2,613.6            2,273.9
Additional capital in excess of par value.....................            -                 300.0              340.2
Increase in par value.........................................            -                   -                  (.5)
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        2,913.6             2,913.6            2,613.6
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          484.0               217.6                5.2
Net earnings..................................................          297.6               266.4              212.4
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          781.6               484.0              217.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment (losses) gains, beginning of year...         (203.0)              131.9               78.8
Change in unrealized investment gains (losses)................          541.2              (334.9)              (9.5)
Effect of adopting new accounting standard....................            -                   -                 62.6
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          338.2              (203.0)             131.9
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................           (2.7)              (15.0)               -
Change in minimum pension liability...........................          (32.4)               12.3              (15.0)
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (35.1)               (2.7)             (15.0)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,000.8       $     3,194.4      $     2,950.6
                                                                =================  =================  =================



















                 See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      297.6       $       266.4      $       212.4
Adjustments to reconcile net earnings to net cash
  provided (used) by operating activities:
  Net change in trading activities and broker-dealer
    related receivables/payables..............................            -                   -             (4,177.8)
  Increase in matched resale agreements.......................            -                   -             (2,900.5)
  Increase in matched repurchase agreements...................            -                   -              2,900.5
  Investment gains, net of dealer and trading gains...........           (5.3)              (91.8)            (160.8)
  Change in amounts due from discontinued GIC Segment.........            -                  57.3               47.8
  General Account policy charges..............................         (769.7)             (711.9)            (623.4)
  Interest credited to policyholders' account balances........        1,244.2             1,201.3            1,330.0
  Changes in Closed Block assets and liabilities, net.........          (69.6)              (95.1)             (73.3)
  Other, net..................................................          627.1                 7.8             (416.1)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by operating activities..............        1,324.3               634.0           (3,861.2)
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        1,863.1             2,319.7            3,479.6
  Sales.......................................................        8,901.4             5,661.9            7,399.2
  Return of capital from joint ventures and limited
    partnerships..............................................           65.2                39.0              119.5
  Purchases...................................................      (11,675.5)           (7,417.6)         (11,184.2)
  Decrease (increase) in loans to discontinued GIC Segment....        1,226.9               (40.0)            (880.0)
  Cash received on sale of 61% interest in DLJ................            -                   -                346.7
  Other, net..................................................         (625.5)             (371.1)            (317.0)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (244.4)              191.9           (1,036.2)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,414.9             2,082.7            2,410.7
    Withdrawals...............................................       (2,692.7)           (2,887.4)          (2,433.5)
  Net (decrease) increase in short-term financings............          (16.4)             (173.0)           4,717.2
  Additions to long-term debt.................................          599.7                51.8               97.7
  Repayments of long-term debt................................          (40.7)             (199.8)             (64.4)
  Proceeds from issuance of Alliance units....................            -                 100.0                -
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................       (1,215.4)                -                  -
  Capital contribution from the Holding Company...............            -                 300.0                -
  Other, net..................................................          (48.2)                -                  -
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by financing activities..............         (998.8)             (725.7)           4,727.7
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................           81.1               100.2             (169.7)
Cash and cash equivalents, beginning of year..................          693.6               593.4              763.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      774.7       $       693.6      $       593.4
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $       89.6       $        34.9      $     1,437.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (82.7)      $        49.2      $        41.0
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business, which is comprised of an Individual Insurance and Annuities segment and a Group Pension segment is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin and Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies is the Holding Company's largest shareholder, owning approximately 60.6% at December 31, 1995 (63.5% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.2% if all securities convertible into, or options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which the Company has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The consolidated statement of earnings and cash flow for the year ended December 31, 1993 include the results of operations and cash flow of DLJ, an investment banking and brokerage affiliate, on a consolidated basis through December 15, 1993 (see Note 20). Subsequent to that date, DLJ is accounted for on the equity basis. The Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1995 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force. If the actual contribution from the Closed Block in any given period equals or exceeds the expected contribution for such period as determined at the establishment of the Closed Block, the expected contribution would be recognized in income for that period. Any excess of the actual contribution over the expected contribution would also be recognized in income to the extent that the aggregate expected contribution for all prior periods exceeded the aggregate actual contribution. Any remaining excess of actual contribution over expected contributions would be accrued in the Closed Block as a liability for future dividends to be paid to the Closed Block policyholders. If, over the period the policies and contracts in the Closed Block remain in force, the actual contribution from the Closed Block is less than the expected contribution from the Closed Block, only such actual contribution would be recognized in income.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Guaranteed Interest Contract and Group Non-Participating Wind-Up Annuities lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Group Non-Participating Wind-Up Annuities. Subsequent losses incurred have been charged to the allowance for future losses and the premium deficiency reserve. Total allowances are based upon management's best judgment and there is no assurance that the ultimate losses will not differ.

        Accounting Changes
        ------------------

        In the first quarter of 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        At December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $62.6 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax. Beginning coincident with issuance of SFAS No. 115 implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result consolidated shareholder's equity increased by $126.2 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax.

        New Accounting Pronouncements
        -----------------------------

        In January 1995, the FASB issued SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which permits, but does not require, stock life insurance companies with participating life contracts to account for those contracts in accordance with Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises". The Company has decided to retain the existing methodology to account for traditional participating policies and, therefore, will not adopt this statement.

        In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. The Company will implement this statement as of January 1, 1996. The cumulative effect of this accounting change will be a charge of $23.4 million, net of a Federal income tax benefit of $12.1 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996. The Company currently provides allowances for possible losses for other assets under the scope of this statement. Management has not yet determined the impact of this statement on assets to be held and used.

        In May 1995, the FASB issued SFAS No. 122, "Accounting for Mortgage Servicing Rights," which requires a mortgage banking enterprise to recognize rights to service mortgage loans for others as separate assets however those servicing rights are acquired. It further requires capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights. The Company will implement this statement as of January 1, 1996. Implementation of this statement will not have a material effect on the Company's consolidated financial statements.

        In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". This statement defines a fair value based method of accounting for stock-based employee compensation plans while continuing to allow an entity to measure compensation cost for such plans using the intrinsic value based method of accounting. Management has decided to retain the current compensation cost methodology prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees".

        Valuation of Investments
        ------------------------

        Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds; valuation allowances on real estate available for sale are computed using the lower of current estimated fair value, net of disposition costs, or depreciated cost.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts are passed through to the contractholders as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, Closed Block, participating group annuity contracts and deferred policy acquisition costs related to universal life and investment-type products.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the deferred policy acquisition cost asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For  traditional  life and  annuity  policies  with life  contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

        For individual health benefit insurance, deferred policy acquisition costs are amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For traditional life insurance policies, future policy benefit and dividend liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, provide a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $639.6 million, $570.6 million at December 31, 1995 and 1994, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual disability income and major medical policies are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $       176.0       $      188.6       $      193.1
        Incurred benefits related to prior years...........           67.8               28.7              106.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       243.8       $      217.3       $      299.2
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        37.0       $       43.7       $       48.9
        Benefits paid related to prior years...............          137.8              132.3              123.1
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       174.8       $      176.0       $      172.0
                                                            =================   ================   =================

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations are accrued as policyholders' dividends.

        At December 31, 1995, participating policies including those in the Closed Block represent approximately 27.2% ($58.4 billion) of directly written life insurance in force, net of amounts ceded. Participating policies represent primarily all of the premium income as reflected in the consolidated statements of earnings and in the results of the Closed Block.

        Federal Income Taxes
        --------------------

        Equitable Life and its life insurance and non-life insurance subsidiaries file a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1995, 1994 and 1993, investment results of such Separate Accounts were $1,956.3 million, $676.3 million and $1,676.5 million, respectively.

        Deposits to all Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1995
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        December 31, 1994
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $     5,663.4      $        34.6       $      368.0       $    5,330.0
            Mortgage-backed....................          686.0                2.9               44.8              644.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,519.3                6.7               71.9            1,454.1
            States and political subdivisions..           23.4                 .1                 .7               22.8
            Foreign governments................           43.8                 .3                4.2               39.9
            Redeemable preferred stock.........          108.4                 .4               13.7               95.1
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $     8,044.3      $        45.0       $      503.3       $    7,586.0
                                                =================  =================   ================   ===============
          Held to Maturity:
            Corporate..........................  $     4,661.0      $        67.9       $      233.8       $    4,495.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................          428.9                4.6               44.2              389.3
            States and political subdivisions..           63.4                 .9                3.7               60.6
            Foreign governments................           69.7                4.2                2.0               71.9
                                                =================  =================   ================   ===============
        Total Held to Maturity.................  $     5,223.0      $        77.6       $      283.7       $    5,016.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $       126.4      $        31.2       $       23.5       $      134.1
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1995 and 1994, securities without a readily ascertainable market value having an amortized cost of $3,748.9 million and $3,980.4 million, respectively, had estimated fair values of $3,981.8 million and $3,858.7 million, respectively.

        The contractual maturity of bonds at December 31, 1995 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      357.9       $      360.0
        Due in years two through five..........................................       3,773.1            3,847.1
        Due in years six through ten...........................................       4,709.8            4,821.8
        Due after ten years....................................................       4,497.1            4,898.2
        Mortgage-backed securities.............................................       1,838.0            1,868.0
                                                                                ----------------   -----------------
        Total..................................................................  $   15,175.9       $   15,795.1
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        Investment valuation allowances and changes thereto are shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       284.9       $      355.6       $      512.0
        Additions charged to income........................          136.0               51.0               92.8
        Deductions for writedowns and asset dispositions...          (95.6)            (121.7)            (249.2)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        65.5       $       64.2       $      144.4
          Equity real estate...............................          259.8              220.7              211.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Deductions for writedowns and asset dispositions for 1993 include an $87.1 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

        At December 31, 1995, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $37.2 million of fixed maturities and $84.7 million of mortgage loans on real estate.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1995, approximately 15.57% of the $15,139.9 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $15.9 million and $30.5 million at December 31, 1995 and 1994, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $1.6 million and $9.7 million as of December 31, 1995 and 1994, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $3.0 million, $7.5 million and $11.7 million in 1995, 1994 and 1993, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $2.9 million, $6.8 million and $9.7 million in 1995, 1994 and 1993, respectively.

        At December 31, 1995 and 1994, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $87.7 million (2.4% of total mortgage loans on real estate) and $96.9 million (2.3% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $531.5 million and $447.9 million at December 31, 1995 and 1994, respectively. These amounts include $3.8 million and $1.0 million of problem mortgage loans on real estate at December 31, 1995 and 1994, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $52.1 million, $44.9 million and $51.8 million in 1995, 1994 and 1993, respectively. Gross interest income on these loans included in net investment income aggregated $37.4 million, $32.8 million and $46.0 million in 1995, 1994 and 1993, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                                                 December 31, 1995
                                                                                                 -------------------
                                                                                                   (IN MILLIONS)

        Impaired mortgage loans with provision for losses.......................................  $        310.1
        Impaired mortgage loans with no provision for losses....................................           160.8
                                                                                                 -------------------
        Recorded investment in impaired mortgage loans..........................................           470.9
        Provision for losses....................................................................            62.7
                                                                                                 -------------------
        Net Impaired Mortgage Loans.............................................................  $        408.2
                                                                                                 ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During the year ended December 31, 1995, the Company's average recorded investment in impaired mortgage loans was $429.0 million. Interest income recognized on these impaired mortgage loans totaled $27.9 million for the year ended December 31, 1995, including $13.4 million recognized on a cash basis.

        At December 31, 1995, investments owned of any one issuer, including its affiliates, for which the aggregate carrying values are 10% or more of total shareholders' equity, were $508.3 million relating to Trammell Crow and affiliates (including holdings of the Closed Block and the discontinued GIC Segment). The amount includes restructured mortgage loans on real estate with an amortized cost of $152.4 million. A $294.0 million commercial loan package which was in bankruptcy at the beginning of the year was resolved in 1995, with part of the package reclassified as restructured and the remainder reclassified as equity real estate.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1995 and 1994, the carrying value of equity real estate available for sale amounted to $255.5 million and $447.8 million, respectively. For the years ended December 31, 1995, 1994 and 1993, respectively, real estate of $35.3 million, $189.8 million and $261.8 million was acquired in satisfaction of debt. At December 31, 1995 and 1994, the Company owned $862.7 million and $1,086.9 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $662.4 million and $703.1 million at December 31, 1995 and 1994, respectively. Depreciation expense on real estate totaled $121.7 million, $117.0 million and $115.3 million for the years ended December 31, 1995, 1994 and 1993, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (38 and 47 individual ventures as of December 31, 1995 and 1994, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    2,684.1       $    2,786.7
        Investments in securities, generally at estimated fair value...........       2,459.8            3,071.2
        Cash and cash equivalents..............................................         489.1              359.8
        Other assets...........................................................         270.8              398.7
                                                                                ----------------   -----------------
        Total assets...........................................................       5,903.8            6,616.4
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,782.3            1,759.6
        Borrowed funds - the Company...........................................         220.5              238.0
        Other liabilities......................................................         593.9              987.7
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,596.7            2,985.3
                                                                                ----------------   -----------------
        Partners' Capital......................................................  $    3,307.1       $    3,631.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      902.2       $      964.2
        Equity in limited partnership interests not included above.............         212.8              224.6
        Excess (deficit) of equity in partners' capital over investment cost
          and equity earnings..................................................           3.6               (1.8)
        Notes receivable from joint venture....................................           5.3                6.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,123.9       $    1,193.1
                                                                                ================   =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       463.5       $      537.7       $      602.7
        Revenues of other limited partnership interests....          242.3              103.4              319.1
        Interest expense - third party.....................         (135.3)            (114.9)            (118.8)
        Interest expense - the Company.....................          (41.0)             (36.9)             (52.1)
        Other expenses.....................................         (397.7)            (430.9)            (531.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       131.8       $       58.4       $      219.2
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        49.1       $       18.9       $       71.6
        Equity in net earnings of limited partnerships
          interests not included above.....................           44.8               25.3               46.3
        Excess of earnings in joint ventures over equity
          ownership percentage and amortization of
          differences in bases.............................             .9                1.8                9.2
        Interest on notes receivable.......................             .1                -                   .5
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        94.9       $       46.0       $      127.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,151.0       $    1,024.5       $      981.7
        Trading account securities.........................            -                  -                709.3
        Securities purchased under resale agreements.......            -                  -                533.8
        Mortgage loans on real estate......................          329.0              384.3              457.4
        Equity real estate.................................          560.4              561.8              539.1
        Other equity investments...........................           76.9               35.7              110.4
        Policy loans.......................................          144.4              122.7              117.0
        Broker-dealer related receivables..................            -                  -                292.2
        Other investment income............................          279.7              336.3              304.9
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,541.4            2,465.3            4,045.8
                                                            -----------------   ----------------   -----------------

        Interest expense to finance short-term trading
          instruments......................................            -                  -                983.4
        Other investment expenses..........................          413.7              434.4              463.1
                                                            -----------------   ----------------   -----------------
          Investment expenses..............................          413.7              434.4            1,446.5
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,127.7       $    2,030.9       $    2,599.3
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $       119.9       $      (14.1)      $      123.1
        Mortgage loans on real estate......................          (40.2)             (43.1)             (65.1)
        Equity real estate.................................          (86.6)              20.6              (18.5)
        Other equity investments...........................           12.8               76.0              119.5
        Dealer and trading gains...........................            -                  -                372.5
        Sales of newly issued Alliance Units...............            -                 52.4                -
        Other..............................................            (.6)               -                  1.9
                                                            -----------------   ----------------   -----------------
        Investment Gains, Net..............................  $         5.3       $       91.8       $      533.4
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $46.7 million, $30.8 million and $5.4 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        For the years ended December 31, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,206.0 million and $5,253.9 million. Gross gains of $211.4 million and $65.2 million and gross losses of $64.2 million and $50.8 million, respectively, were realized on these sales. The change in
        unrealized   investment  gains  (losses)  related  to  fixed  maturities classified as available for sale for the years ended December 31, 1995 and 1994 amounted to $1,077.2 million and $(742.2) million, respectively.

        Gross gains of $188.5 million and gross losses of $145.0 million were realized on sales of investments in fixed maturities held for investment and available for sale for the year ended December 31, 1993.

        During each of the years ended December 31, 1995 and 1994, one security classified as held to maturity was sold and during the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholders' equity for the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $307.0 million, offset by deferred policy acquisition costs of $73.7 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income tax of $67.9 million.

        Investment gains from other equity investments for the year ended December 31, 1993, included $79.9 million generated by DLJ's involvement in long-term corporate development investments.

        For the years ended December 31, 1995, 1994 and 1993, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.2 million, $175.8 million and $243.2 million, respectively.

        During 1995, Alliance entered into an agreement to acquire the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $141.5 million consisting of $84.9 million in cash, 1,764,115 of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The transaction, which is expected to be completed during the first quarter of 1996, is subject to the receipt of consents, regulatory approvals, and certain other closing conditions, including client approval of the transfer of Cursitor accounts. Upon completion of this transaction, the Company's ownership percentage of Alliance will be reduced.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The sales decreased the Company's ownership of Alliance's Units from 63.2% to 59.2%. In addition, the Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        The Company's ownership interest in Alliance will be further reduced upon the exercise of options granted to certain Alliance employees. At December 31, 1995, Alliance had options outstanding to purchase an aggregate of 4.8 million Alliance Units at a price ranging from $6.0625 to $22.25 per unit. Options are exercisable at a rate of 20% on each of the first five anniversary dates from the date of grant.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (203.0)      $      131.9       $       78.8
        Changes in unrealized investment (losses) gains....        1,117.7             (823.8)             (14.1)
        Effect of adopting SFAS No. 115....................            -                  -                283.9
        Changes in unrealized investment (gains)
          losses attributable to:
            Participating group annuity contracts..........          (78.1)              40.8              (36.2)
            Deferred policy acquisition costs..............         (208.4)             269.5             (150.5)
            Deferred Federal income taxes..................         (290.0)             178.6              (30.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment (losses) gains on:
            Fixed maturities...............................  $       615.9       $     (461.3)      $      283.9
            Other equity investments.......................           31.1                7.7               75.8
            Other..........................................           31.6               14.5               25.0
                                                            -----------------   ----------------   -----------------
              Total........................................          678.6             (439.1)             384.7
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)               5.9              (34.9)
              Deferred policy acquisition costs............          (89.4)             119.0             (150.5)
              Deferred Federal income taxes................         (178.8)             111.2              (67.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,662.8 and $1,270.3)...........................................  $    3,896.2         $    1,197.0
          Held to maturity, at amortized cost (estimated fair value of
            $1,785.0 in 1994)................................................           -                1,927.8
        Mortgage loans on real estate........................................       1,368.8              1,543.7
        Policy loans.........................................................       1,797.2              1,827.9
        Cash and other invested assets.......................................         440.9                442.5
        Deferred policy acquisition costs....................................         823.6                878.1
        Other assets.........................................................         286.1                288.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,612.8         $    8,105.5
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,346.7         $    8,965.3
        Other liabilities....................................................         160.5                104.2
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,507.2         $    9,069.5
                                                                              =================    =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       753.4       $       798.1      $      860.2
        Investment income (net of investment
          expenses of $26.7, $19.0 and $17.3)..............          538.9               523.0             526.5
        Investment losses, net.............................          (20.2)              (24.0)            (15.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,272.1             1,297.1           1,371.7
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,085.1             1,075.6           1,141.4
        Other operating costs and expenses.................           62.6                70.5             102.0
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,147.7             1,146.1           1,243.4
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       124.4       $       151.0      $      128.3
                                                            =================   ================   =================

        The fixed maturity portfolio, based on amortized cost, includes $4.3 million and $23.8 million at December 31, 1995 and 1994, respectively, of restructured securities which includes problem fixed maturities of $1.9 million and $6.4 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from a significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized and offset by an increase to the deferred dividend liability. Implementation of SFAS No. 115 for the valuation of fixed maturities at December 31, 1993 resulted in the recognition of a deferred dividend liability of $49.6 million.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had an amortized cost of $36.5 million and $27.6 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $137.7 million and $179.2 million, respectively. At December 31, 1995 and 1994, the restructured mortgage loans on real estate amount included $8.8 million and $.7 million, respectively, of problem mortgage loans on real estate.

        Valuation allowances amounted to $18.4 million and $46.2 million on mortgage loans on real estate and $4.3 million and $2.6 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $16.8 million and $15.9 million and $1.7 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Mortgage loans on real estate........................................  $    1,485.8         $    1,730.5
        Equity real estate...................................................       1,122.1              1,194.8
        Other invested assets................................................         665.2                978.8
        Other assets.........................................................         579.3                529.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,399.8         $    1,924.0
        Allowance for future losses..........................................         164.2                185.6
        Amounts due to continuing operations.................................       2,097.1              2,108.6
        Other liabilities....................................................         191.3                215.4
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $143.8, $174.0 and $175.8)....................  $       325.1       $      395.0       $      535.1
        Investment (losses) gains, net.....................          (22.9)              26.8              (22.6)
        Policy fees, premiums and other income.............             .7                 .3                8.7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          302.9              422.1              521.2

        Benefits and other deductions......................          328.0              443.8              545.9
                                                            -----------------   ----------------   -----------------
        Losses Charged to Allowance for Future Losses......  $       (25.1)      $      (21.7)      $      (24.7)
                                                            =================   ================   =================

        In 1991, the Company established a pre-tax provision of $396.7 million for the estimated future losses of the GIC Segment. At December 31, 1993, implementation of SFAS No. 115 for the valuation of fixed maturities resulted in a benefit of $13.1 million, offset by a corresponding addition to the allowance for future losses.

        The amounts due to continuing operations at December 31, 1994 consisted of $3,324.0 million borrowed by the GIC Segment from continuing operations, offset by $1,215.4 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment. In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1995, consisted of $2,097.1 million borrowed by the discontinued GIC Segment.

        Investment income included $88.2 million and $97.7 million of interest income for the years ended December 31, 1994 and 1993, respectively, on amounts due from continuing operations. Benefits and other deductions includes $154.6 million, $219.7 million and $197.1 million of interest expense related to amounts borrowed from continuing operations in 1995, 1994 and 1993, respectively.

        Valuation allowances amounted to $19.2 million and $50.2 million on mortgage loans on real estate and $77.9 million and $74.7 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $8.1 million, $17.8 million and $1.1 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $15.1 million and $43.3 million at December 31, 1995 and 1994, respectively, of restructured securities. These amounts include problem fixed maturities of $6.1 million and $9.7 million at December 31, 1995 and 1994, respectively.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had amortized costs of $35.4 million and $14.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $289.3 million and $371.2 million, respectively.

        At December 31, 1995 and 1994, the GIC Segment had $310.9 million and $312.2 million, respectively, of real estate acquired in satisfaction of debt.

 8)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $        -           $       20.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, scheduled to mature 2005.....................         399.3                  -
          Surplus notes, 7.70%, scheduled to mature 2015.....................         199.6                  -
          Eurodollar notes, 10.375% due 1995.................................           -                   34.6
          Eurodollar notes, 10.5% due 1997...................................          76.2                 76.2
          Zero coupon note, 11.25% due 1997..................................         120.1                107.8
          Other..............................................................          16.3                 14.3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         811.5                232.9
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.98% - 12.75% due through 2019....................       1,084.4              1,080.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................           3.4                  3.9
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,899.3              1,317.4
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,899.3         $    1,337.4
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1995 range from 5.8% (the London Interbank Offering Rate plus 22.5 basis points) to 8.5% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1995.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1995.

        In 1994, Alliance established a $100.0 million revolving credit facility with several banks. On March 31, 1997, the revolving credit facility converts into a term loan payable in quarterly installments through March 31, 1999. Outstanding borrowings generally bear interest at the Eurodollar rate plus .875% per annum through March 31, 1997 and at the Eurodollar rate plus 1.125% per annum after conversion through March 31, 1999. In addition, a quarterly commitment fee of .25% per annum is paid on the average daily unused amount. At December 31, 1995, there were no amounts outstanding under the facility.

        In 1994, Alliance also established a $100.0 million commercial paper program and entered into a three-year $100.0 million revolving credit facility with a group of commercial banks to support commercial paper to be issued under the program and for general corporate purposes. Amounts outstanding under the facility bear interest at an annual rate ranging from the Eurodollar rate plus .225% to the Eurodollar rate plus .2875%. A fee of .125% per annum is paid quarterly on the entire facility. At December 31, 1995, Alliance had not issued any commercial paper and there were no amounts outstanding under the revolving credit facility.

        During 1994, EREIM established two bank lines of credit totaling $30.0 million of which $20.0 million was outstanding at December 31, 1994.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015. Proceeds from the issuance of the surplus notes were $596.6 million, net of related issuance costs. The unamortized discount on the surplus notes was $1.1 million at December 31, 1995. Payments of interest on or principal of the surplus notes are subject to prior approval by the New York Insurance Department.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,629.7 million and $1,744.4 million at December 31, 1995 and 1994, respectively, as collateral for certain long-term debt.

        At December 31, 1995, aggregate maturities of the long-term debt based on required principal payments at maturity for 1996 and the succeeding four years are $124.0 million, $466.6 million, $309.5 million, $15.8 million, respectively, and $1,015.0 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Federal income tax expense (benefit):
          Current..........................................  $       (11.7)      $        4.0       $      115.8
          Deferred.........................................          124.1               97.2              (24.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and cumulative effect of accounting change by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       143.5       $      138.1       $      106.3
        Differential earnings amount.......................            -                (16.8)             (23.2)
        Adjustment of tax audit reserves...................            4.1               (4.6)              22.9
        Tax rate adjustment................................            -                  -                 (5.0)
        Other..............................................          (35.2)             (15.5)              (9.7)
                                                            -----------------   ---------------    -----------------
        Federal Income Tax Expense.........................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life is no longer required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994 and 1993.

        The components of the net deferred Federal income tax asset are as follows:


                                                       DECEMBER 31, 1995                  December 31, 1994
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Deferred policy acquisition costs,
          reserves and reinsurance.............  $       -        $      303.2      $        -        $     220.3
        Investments............................          -               326.9               -               18.7
        Compensation and related benefits......        293.0               -               307.3              -
        Other..................................          -                32.3               -                5.8
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     293.0      $      662.4      $      307.3      $     244.8
                                                ===============  ================  ===============   ===============

        The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Deferred policy acquisition costs, reserves
          and reinsurance..................................  $        55.1       $       13.0       $      (46.7)
        Investments........................................           13.0               89.3               60.4
        Compensation and related benefits..................           30.8               10.0              (50.1)
        Other..............................................           25.2              (15.1)              11.9
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax Expense (Benefit)......  $       124.1       $       97.2       $      (24.5)
                                                            =================   ================   =================

        The Internal Revenue Service completed its audit of the Company's Federal income tax returns for the years 1984 through 1988. There was no material effect on the Company's consolidated results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       474.2       $      476.7       $      458.8
        Reinsurance assumed................................          171.3              180.5              169.9
        Reinsurance ceded..................................          (38.7)             (31.6)             (29.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       606.8       $      625.6       $      599.1
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        38.9       $       27.5       $       33.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        48.2       $       20.7       $       72.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        28.5       $       25.4       $       24.1
                                                            =================   ================   =================

        In February 1993, management established a practice limiting the risk retention on new policies issued by the Insurance Group to a maximum of $5.0 million. In addition, effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $260.6 million, $241.0 million and $895.1 million for the years ended December 31, 1995, 1994 and 1993, respectively. Ceded death and disability benefits totaled $188.1 million, $235.5 million and $787.8 million for the years ended December 31, 1995, 1994 and 1993, respectively. Insurance liabilities ceded totaled $724.2 million and $833.4 million at December 31, 1995 and 1994, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory and benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension (credit) cost for the qualified and non-qualified plans are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        30.0       $       30.3       $       29.8
        Interest cost on projected benefit obligations.....          122.0              111.0              108.0
        Actual return on assets............................         (309.2)              24.4             (178.6)
        Net amortization and deferrals.....................          155.6             (142.5)              55.3
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension (Credit) Cost.................  $        (1.6)      $       23.2       $       14.5
                                                            =================   ================   =================

    The funded status of the qualified and non-qualified pension plans is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,642.4       $    1,295.5
          Non-vested...........................................................          10.9                8.7
                                                                                ---------------    -----------------
        Accumulated Benefit Obligation.........................................  $    1,653.3       $    1,304.2
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,503.8       $    1,193.5
        Projected benefit obligation...........................................       1,743.0            1,403.4
                                                                                ----------------   -----------------
        Projected benefit obligation in excess of plan assets..................        (239.2)            (209.9)
        Unrecognized prior service cost........................................         (25.5)             (33.2)
        Unrecognized net loss from past experience different from that
          assumed..............................................................         368.2              298.9
        Unrecognized net asset at transition...................................          (7.3)             (20.8)
        Additional minimum liability...........................................         (51.9)             (37.8)
                                                                                ----------------   -----------------
        Prepaid (Accrued) Pension Cost.........................................  $       44.3       $       (2.8)
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.50%, respectively, at December 31, 1995 and 8.75% and 4.88%, respectively, at December 31, 1994. As of January 1, 1995 and 1994, the expected long-term rate of return on assets for the retirement plan was 11% and 10%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $35.1 million and $2.7 million, net of Federal income taxes, at December 31, 1995 and 1994, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        As of December 31, 1993, the Company changed the method of determining the market-related value of plan assets from fair value to a calculated value. This change in estimate had no material effect on the Company's consolidated statements of earnings.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $36.4 million, $38.1 million and $39.9 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for the years ended December 31, 1995, 1994 and 1993, the Company made estimated postretirement benefits payments of $31.1 million, $29.8 million and $29.7 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         4.0       $        3.9       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               28.6               29.2
        Unrecognized prior service cost....................           (2.3)              (3.9)              (6.9)
        Net amortization and deferrals.....................            -                  -                  1.5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        36.4       $       28.6       $       29.1
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      391.8       $      300.4
          Fully eligible active plan participants..............................          50.4               33.0
          Other active plan participants.......................................          64.2               44.0
                                                                                ----------------   -----------------
                                                                                        506.4              377.4
        Unrecognized benefit of plan amendments................................           -                  3.2
        Unrecognized prior service cost........................................          56.3               61.9
        Unrecognized net loss from past experience different from that
          assumed and from changes in assumptions..............................        (181.3)             (64.7)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      381.4       $      377.8
                                                                                ================   =================

        In 1993, the Company amended the cost sharing provisions of postretirement medical benefits. At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 10% in 1995, gradually declining to 3.5% in the year 2008 and in 1994 was 10%, gradually declining to 5% in the year 2004. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 8.75% at December 31, 1995 and 1994, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1995 would be increased 6.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 6.7%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income except for hedging transactions related to insurance liabilities. The notional amount of matched interest rate swaps outstanding at December 31, 1995 was $1,120.8 million. The average unexpired terms at December 31, 1995 range from 2.5 to 3.0 years. At December 31, 1995, the cost of terminating outstanding matched swaps in a loss position was $15.9 million and the unrealized gain on outstanding matched swaps in a gain position was $19.0 million. The Company has no intention of terminating these contracts prior to maturity. During 1995, 1994 and 1993, net gains (losses) of $1.4 million, $(.2) million and $-0- million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1995 of contracts purchased and sold were $2,625.0 million and $300.0 million, respectively. The net premium paid by Equitable Life on these contracts was $12.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1995 and 1994.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as investment contracts are measured at the estimated fair value of the underlying assets. Deposit administration contracts
        (included with group annuity contracts) classified as insurance contracts are measured at estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1995                               1994
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,638.3     $     3,973.6     $     4,018.0     $    3,919.4
        Other joint ventures...................         492.7             492.7             544.4            544.4
        Policy loans...........................       1,976.4           2,057.5           1,731.2          1,676.6
        Policyholders' account balances:
          Association plans....................         101.0             100.0             141.0            141.0
          Group annuity contracts..............       2,335.0           2,395.0           2,450.0          2,469.0
          SPDA.................................       1,265.8           1,272.0           1,744.3          1,732.7
          Annuities certain and SCNILC.........         649.1             680.7             599.1            624.7
        Long-term debt.........................       1,899.3           1,962.9           1,317.4          1,249.2

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,368.8           1,461.4           1,543.7          1,477.8
        Other equity investments...............         151.6             151.6             179.5            179.5
        Policy loans...........................       1,797.2           1,891.4           1,827.9          1,721.9
        SCNILC liability.......................          34.8              34.5              39.5             37.0

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,485.8           1,666.1           1,730.5          1,743.7
        Fixed maturities.......................         107.4             107.4             219.3            219.3
        Other equity investments...............         455.9             455.9             591.8            591.8
        Guaranteed interest contracts..........         329.0             352.0             835.0            855.0
        Long-term debt.........................         135.1             136.0             134.8            127.9

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make liquidity advances to cover delinquent principal and interest and property protection expenses with respect to loan servicing agreements for securitized mortgage loans which at December 31, 1995 totaled $2.8 billion (as of December 31, 1995, $4.0 million have been advanced under these commitments); to make capital contributions of up to $246.7 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $129.4 million at December 31, 1995, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1995 totaled $45.8 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1995, the Insurance Group had $29.0 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states juries have substantial discretion in awarding punitive damages. Equitable Life and its insurance subsidiaries, like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life and its insurance subsidiaries of the type referred to in this paragraph are the litigations described in the following two paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the insurance policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life has moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. That motion is awaiting decision by the court. In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al.
        v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. These new actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of those litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, Equitable Life's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, The Equitable of Colorado, Inc. ("EOC"), in New York State Court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N.Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. Equitable Life and EOC intend to defend vigorously and believe that they have meritorious defenses which, if successful, would dispose of the action completely. Equitable Life and EOC further do not believe that this case is an appropriate class action. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of this litigation should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), a captive property and casualty insurance company organized under the laws of Vermont, which is an indirect wholly owned subsidiary of Equitable Life, is a party to an arbitration proceeding that commenced in August 1995 with the selection of three arbitrators. The arbitration will resolve a dispute among Casualty, Houston General Insurance Company ("Houston
        General"), and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement that was entered into as part of a 1980 transaction whereby Equitable General Insurance Company ("Equitable General"), formerly an indirect subsidiary of Equitable Life and the predecessor of GEICO General, sold its commercial lines business along with the stock of Houston General to subsidiaries of Tokio Marine & Fire Insurance Company, Ltd. ("Tokio Marine"). Casualty and GEICO General maintain that, under the reinsurance agreement, Houston General assumed liability for all losses insured under commercial lines policies written by Equitable General and its predecessors in order to effect the transfer of that business to Tokio Marine's subsidiaries. Houston General contends that it did not assume reinsurance liability for losses insured under certain of those commercial lines policies. The arbitration panel determined to begin hearing evidence in the arbitration in June 1996. The result of the arbitration is expected to resolve two litigations that were commenced by Houston General and that have been stayed by the presiding courts pending the completion of the arbitration (in one case, Houston General named as a defendant only GEICO General but Casualty intervened as a defendant with GEICO General, and in the other case, Houston General named GEICO General and Equitable Life). The arbitration is expected to be completed during the second half of 1996. While the ultimate outcome of the arbitration cannot be predicted with certainty, the Company's management believes that the arbitrators will recognize that Houston General's position is without merit and contrary to the way in which the reinsurance industry operates and therefore the ultimate resolution of this matter should not have a material adverse effect on the Company's financial position or results of operations.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. A similar complaint was filed on November 7, 1995 and was subsequently consolidated with the Complaint. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Funds' investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1995, the defendants jointly filed a motion to dismiss the Complaint which has not yet been decided by the Court. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate results of this action cannot be determined, management of Alliance does not expect that this action will have a material adverse effect on Alliance's business.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly owned subsidiary of DLJ, and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel (the "Units") issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the Units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the Units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the Units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        On June 12, 1995, a purported purchaser of certain securities issued by Spectravision, Inc. ("Spectravision") filed a class action complaint against DLJSC and certain other defendants for unspecified damages in the U.S. District Court for the Northern District of Texas. The suit was brought on behalf of the purchasers of $260,795,000 of securities issued by Spectravision in November 1992, and alleges violations of the Federal securities laws and the Texas Securities Act, common law fraud and negligent misrepresentation. The securities were issued by Spectravision pursuant to a prepackaged bankruptcy reorganization plan. DLJSC served as financial advisor to Spectravision in its reorganization and as Dealer Manager for Spectravision's 1992 issuance of the securities. DLJSC is also being sued as a seller of certain notes of Spectravision acquired and resold by DLJSC. The complaint seeks to hold DLJSC liable for various alleged misstatements and omissions contained in prospectuses and other materials issued between July 1992 and June 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. On June 8, 1995, Spectravision filed a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware. On January 5, 1996, the district court in the litigation involving DLJSC ordered a partial stay of discovery until Spectravision has emerged from bankruptcy or six months from the date of the stipulated stay (whichever comes first). Accordingly, discovery of DLJSC has not yet occurred. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period. Plaintiff's counsel in the class action against DLJSC described above has also filed another securities class action based on similar factual allegations. Such suit names as defendants Spectravision and its directors, and was brought on behalf of a class of purchasers of $209.0 million of stock and $77.0 million of notes issued by Spectravision in October 1993. DLJSC served as the managing underwriter for both of these issuances. DLJSC has not been named as a defendant in this suit, although it has been reported to DLJSC that plaintiff's counsel is contemplating seeking to amend the complaint to add DLJSC as a defendant in that action.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State

        Court action has subsequently been removed to the Bankruptcy Court, which removal is being opposed by the plaintiff. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1996 and the succeeding four years are $114.8 million, $101.8 million, $90.0 million, $73.6 million, $57.7 million and $487.0 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1996 and the succeeding four years are $11.0 million, $8.7 million, $6.9 million, $4.6 million, $2.9 million and $1.1 million thereafter.

        At December 31, 1995, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1996 and the succeeding four years are $292.9 million, $271.2 million, $248.1 million, $226.4 million, $195.5 million and $1,018.8 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Compensation costs.................................  $       595.9       $      690.0       $    1,452.3
        Commissions........................................          314.3              313.0              551.1
        Short-term debt interest expense...................           11.4               19.0              317.1
        Long-term debt interest expense....................          108.1               98.3               86.0
        Amortization of policy acquisition costs...........          320.4              318.1              275.9
        Capitalization of policy acquisition costs.........         (391.0)            (410.9)            (397.8)
        Rent expense, net of sub-lease income..............          124.8              128.9              159.5
        Other..............................................          772.6              786.7            1,140.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     1,856.5       $    1,943.1       $    3,584.2
                                                            =================   ================   =================

        During the years ended December 31, 1995, 1994 and 1993, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $32.0 million, $20.4 million and $96.4 million, respectively. The amounts paid during 1995, associated with the 1995 and 1994 cost reduction programs, totaled $24.0 million. At December 31, 1995, the liabilities associated with the 1995 and 1994 cost reduction programs amounted to $37.8 million. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. The 1993 cost reduction program primarily reflected severance benefits of terminated employees in connection with the combination of a wholly owned subsidiary of the Company with Alliance.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For the years ended December 31, 1995, 1994 and 1993, statutory (loss) earnings totaled $(352.4) million, $67.5 million and $324.0 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1996.

        At December 31, 1995, the Insurance Group, in accordance with various government and state regulations, had $18.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and capital stock..  $        78.1       $      292.4       $      190.8
        Change in asset valuation reserves.................          365.7             (285.2)             639.1
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          443.8                7.2              829.9
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (67.9)             (11.0)            (171.0)
          Deferred policy acquisition costs................           70.6               92.8              121.8
          Deferred Federal income taxes....................         (150.0)             (59.7)             (57.5)
          Valuation of investments.........................          189.1               45.2              202.3
          Valuation of investment subsidiary...............         (188.6)             396.6             (464.9)
          Limited risk reinsurance.........................          416.9               74.9               85.2
          Issuance of surplus notes........................         (538.9)               -                  -
          Sale of subsidiary and joint venture.............            -                  -               (366.5)
          Contribution from the Holding Company............            -               (300.0)               -
          Postretirement benefits..........................          (26.7)              17.1               23.8
          Other, net.......................................          115.1              (44.0)              60.3
          GAAP adjustments of Closed Block.................           (3.1)               4.5              (16.0)
          GAAP adjustments of discontinued GIC
            Segment........................................           37.3               42.8              (35.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       297.6       $      266.4       $      212.4
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     2,202.9       $    2,124.8       $    1,832.4
        Asset valuation reserves...........................        1,345.9              980.2            1,265.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,548.8            3,105.0            3,097.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,017.4)            (949.5)            (938.5)
          Deferred policy acquisition costs................        3,083.3            3,221.1            2,858.8
          Deferred Federal income taxes....................         (450.8)             (26.8)            (137.8)
          Valuation of investments.........................          417.7             (794.1)             (29.8)
          Valuation of investment subsidiary...............         (665.1)            (476.5)            (873.1)
          Limited risk reinsurance.........................         (429.0)            (845.9)            (920.8)
          Issuance of surplus notes........................         (538.9)               -                  -
          Postretirement benefits..........................         (343.3)            (316.6)            (333.7)
          Other, net.......................................            4.4              (79.2)             (81.9)
          GAAP adjustments of Closed Block.................          575.7              578.8              574.2
          GAAP adjustments of discontinued GIC
            Segment........................................         (184.6)            (221.9)            (264.6)
                                                            -----------------   ----------------   -----------------
        Total Shareholder's Equity.........................  $     4,000.8       $    3,194.4       $    2,950.6
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has three major business segments: Individual Insurance and Annuities; Investment Services and Group Pension. Consolidation/elimination principally includes debt not specific to any business segment. Attributed Insurance Capital represents net assets and related revenues and earnings of the Insurance Group not assigned to the insurance segments. Interest expense related to debt not specific to any business segment is presented within Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Individual Insurance and Annuities segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products and mutual fund and other investment products to individuals and small groups. This segment includes Separate Accounts for certain individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $124.1 million, $135.3 million and $128.6 million for 1995, 1994 and 1993, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $14.7 million, $27.4 million and $17.0 million for 1995, 1994 and 1993, respectively, are eliminated in consolidation.

        The Group Pension segment administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations.




                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Individual insurance and annuities.................  $     3,254.6       $    3,110.7       $    2,981.5
        Group pension......................................          292.0              359.1              426.6
        Attributed insurance capital.......................           61.2               79.4               61.6
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................        3,607.8            3,549.2            3,469.7
        Investment services................................          949.1              935.2            2,792.6
        Consolidation/elimination..........................          (34.9)             (24.7)             (40.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,522.0       $    4,459.7       $    6,221.8
                                                            =================   ================   =================



        Earnings (loss) before Federal income taxes
          and cumulative effect of accounting change
        Individual insurance and annuities.................  $       274.4       $      245.5       $       76.2
        Group pension......................................          (13.3)              15.8                2.0
        Attributed insurance capital.......................           18.7               69.8               49.0
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................          279.8              331.1              127.2
        Investment services................................          161.2              177.5              302.1
        Consolidation/elimination..........................           (3.1)                .3                 .5
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          437.9              508.9              429.8
        Corporate interest expense.........................          (27.9)            (114.2)            (126.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       410.0       $      394.7       $      303.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets
        Individual insurance and annuities.....................................  $    50,328.8      $    44,063.4
        Group pension..........................................................        4,033.3            4,222.8
        Attributed insurance capital...........................................        2,391.6            2,609.8
                                                                                ----------------   -----------------
          Insurance operations.................................................       56,753.7           50,896.0
        Investment services....................................................       12,842.9           12,127.9
        Consolidation/elimination..............................................         (354.4)          (1,614.4)
                                                                                ----------------   -----------------
        Total..................................................................  $    69,242.2      $    61,409.5
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for the years ended December 31, 1995, 1994 and 1993, are summarized below:


                                                                    THREE MONTHS ENDED,
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        1995
        ----
        Total Revenues................  $     1,074.7      $     1,158.4       $    1,127.1         $    1,161.8
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        59.0      $        94.3       $       91.2         $       53.1
                                       =================  =================   ==================   ==================

        1994
        ----
        Total Revenues................  $     1,107.4      $     1,075.0       $    1,153.8         $    1,123.5
                                       =================  =================   ==================   ==================

        Earnings before Cumulative
          Effect of Accounting
          Change......................  $        64.0      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        36.9      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================

        1993
        ----
        Total Revenues................  $     1,502.2      $     1,539.7       $    1,679.4         $    1,500.5
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        32.3      $        47.1       $       68.8         $       64.2
                                       =================  =================   ==================   ==================

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. At December 31, 1995, DLJ had options outstanding to purchase approximately 9.2 million shares of DLJ common stock at $27.00 per share. Options are exercisable over a period of up to ten years. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations and cash flows of DLJ through the date of sale are included in the consolidated statements of earnings and cash flow for the year ended December 31, 1993. For the period subsequent to the date of sale, the results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   10,911.4       $    8,970.0
        Securities purchased under resale agreements...........................      18,748.2           10,476.4
        Broker-dealer related receivables......................................      13,023.7           11,784.8
        Other assets...........................................................       1,893.2            2,030.4
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   26,744.8       $   18,356.7
        Broker-dealer related payables.........................................      12,915.5           10,618.0
        Short-term and long-term debt..........................................       1,717.5            1,956.5
        Other liabilities......................................................       1,775.0            1,285.1
                                                                                ----------------   -----------------
        Total liabilities......................................................      43,152.8           32,216.3
        Cumulative exchangeable preferred stock................................         225.0              225.0
        Total shareholders' equity.............................................       1,198.7              820.3
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    1,198.7       $      820.3
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          40.5               50.8
        The Holding Company's equity ownership in DLJ..........................        (499.0)            (532.1)
        Minority interest in DLJ...............................................        (324.3)               -
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      415.9       $      339.0
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Commission, fees and other income......................................  $     1,325.9      $      953.5
        Net investment income..................................................          904.1             791.9
        Dealer, trading and investment gains, net..............................          528.6             263.3
                                                                                ----------------   -----------------
        Total Revenues.........................................................        2,758.6           2,008.7
        Total expenses including income taxes..................................        2,579.5           1,885.7
                                                                                ----------------   -----------------
        Net earnings...........................................................          179.1             123.0
        Dividends on preferred stock...........................................           19.9              20.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $       159.2      $      102.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $       159.2      $      102.1
        Amortization of cost in excess of net assets acquired in 1985..........           (3.9)             (3.1)
        The Holding Company's equity in DLJ's earnings.........................          (90.4)            (60.9)
        Minority interest in DLJ...............................................           (6.5)              -
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $        58.4      $       38.1
                                                                                ================   =================

21)     RELATED PARTY TRANSACTIONS

        On August 31, 1993, the Company sold $661.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, a limited purpose business trust, wholly owned by the Holding Company. The Company recognized a $4.1 million gain net of related deferred policy acquisition costs, deferred Federal income tax and amounts attributable to participating group annuity contracts. In conjunction with this transaction, the Company received $200.0 million of Class B Notes issued by EQ Asset Trust 1993. These notes have interest rates ranging from 6.85% to 9.45%. The Class B Notes are reflected in investments in and loans to affiliates on the consolidated balance sheets.

[Financial statements for Equitable and for the Separate Account for the period ended September 30, 1996 to be filed]

                                                                      APPENDIX A
MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
-----------------------            -------------------------
DIRECTORS

Claude Bebear                      Director of Equitable since July 1991. Chairman of the Board of the Holding Company
AXA S.A.                           (February 1996-present) and a Director of other affiliates of Equitable. Chairman and Chief
23, Avenue Matignon                Executive Officer of AXA since February 1989. Chief Executive Officer of the AXA Group since
75008 Paris, France                1974 and Chairman or Director of numerous subsidiaries and affiliated companies of the AXA Group.

Christopher J. Brocksom            Director  of  Equitable  since  July 1992.  Chief  Executive  Officer,  AXA Equity & Law Life
AXA Equity & Law                   Assurance  Society ("AXA Equity & Law") and various  directorships  and officerships with AXA
Amersham Road                      Equity & Law affiliated companies.
High Wycombe
Bucks HP 13 5 AL, England

Francoise Colloc'h                 Director of  Equitable  since July 1992.  Executive  Vice President, Culture -- Management --
AXA S.A.                           Communications, AXA, and various positions with AXA affiliated companies.
23, Avenue Matignon
75008 Paris, France

Henri de Castries                  Director  of  Equitable  since  September  1993.  Vice  Chairman  of the Board of the Holding
AXA S.A.                           Company since February 1996.  Executive Vice President  Financial Services and Life Insurance
23, Avenue Matignon                Activities  of AXA  since  1993.  Prior  thereto,  General  Secretary  from  1991 to 1993 and
75008 Paris, France                Central  Director  of  Finances  from 1989 to 1991.  Also  Director  or  Officer  of  various subsidiaries  and affiliates of the AXA Group.  Director of the Holding  Company and of other
                                   Equitable affiliates.

Joseph L. Dionne                   Director  of  Equitable  since May 1982.  Chairman  (since  April  1988) and Chief  Executive
The McGraw-Hill Companies          Officer (Since April 1983) of The McGraw-Hill Companies.  Director of the Holding Company.
1221 Avenue of the Americas
New York, NY  10020

William T. Esrey                   Director of  Equitable  since July 1986.  Chairman  (since  April  1990) and Chief  Executive
Sprint Corporation                 Officer (since 1985) and President  (1985 to February 1996) of Sprint  Corporation.  Director
P.O. Box 11315                     of the Holding Company.
Kansas City, MO  64112

Jean-Rene Fourtou                  Director of Equitable since July 1992.  Chairman and Chief Executive Officer,  Rhone-Poulenc,
Rhone-Poulenc S.A.                 S.A. since 1986.  Director of the Holding Company and AXA.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                  Director of Equitable since March 1989.  President, Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125

Donald J. Greene                   Director of Equitable since July 1991.  Partner,  LeBoeuf,  Lamb, Greene & MacRae since 1965.
LeBouef, Lamb, Greene & MacRae     Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513

John T. Hartley                    Director of Equitable  since August 1987.  Retired  Chairman and Chief  Executive  Officer of
Harris Corporation                 Harris  Corporation  (until July 1995);  prior thereto,  he held the positions of Chairman of
1025 NASA Boulevard                Harris  Corporation from 1987,  Chief Executive  Officer from 1986 and President from October
Melbourne, FL  32919               1987 to April 1993.

John H.F. Haskell, Jr.             Director of Equitable since July 1992.  Managing  Director of Dillon,  Read & Co., Inc. since
Dillon, Read & Co., Inc.           1975 and member of its Board of Directors.
535 Madison Avenue
New York, NY  10022



NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
-----------------------            -------------------------

DIRECTORS  (continued)

W. Edwin Jarmain                   Director of Equitable  since July 1992.  President of Jarmain Group Inc.  since 1979;  also an
Jarmain Group Inc.                 Officer  or  Director  of  several  affiliated   companies.   Chairman  and  Director  of  FCA
121 King Street West               International Ltd.; served as President,  CEO and Director from 1992 through 1993. Director of
Suite 2525, Box 36                 various AXA affiliated companies. Director of the Holding Company since July 1992.
Toronto, Ontario M5H 3T9,
Canada

G. Donald Johnston, Jr.            Director of Equitable since January 1986.  Retired Chairman and Chief Executive  Officer,  JWT
184-400 Ocean Road                 Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963

Winthrop Knowlton                  Director of Equitable since October 1973.  Chairman of the Board of Knowlton  Brothers,  Inc.
Knowlton Brothers, Inc.            since May 1989; also President of Knowlton  Associates,  Inc. since September 1987;  Director
530 Fifth Avenue                   of the Holding Company.
New York, NY  10036

Arthur L. Liman                    Director of Equitable since March 1984.  Partner,  Paul, Weiss,  Rifkind,  Wharton & Garrison
Paul, Weiss, Rifkind, Wharton      since 1966.
  and Garrison
1285 Avenue of the Americas
New York, NY  10019

George T. Lowy                     Director of Equitable since July 1992.  Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019

Didier Pineau-Valencienne          Director  of  Equitable  since  February  1996.  Chairman  and  Chief  Executive  Officer  of
Schneider S.A.                     Schneider  S.A. since 1981 and Chairman or Director of numerous  subsidiaries  and affiliated
64-70 Avenue Jean-Baptiste         companies of Schneider.  Director of AXA and the Holding Company.
Clament
96646 Boulogne-Billancourt
Cedex
France

George J. Sella, Jr.               Director  of  Equitable  since May 1987.  Retired  Chairman  and Chief  Executive  Officer of
P.O. Box 397                       American  Cyanamid  Company  (until April 1993);  prior  thereto,  Chairman from 1984,  Chief
Newton, NJ  07860                  Executive Officer from 1983 and President from 1979 to 1991.

Dave H. Williams                   Director of  Equitable  since March 1991.  Chairman and Chief  Executive  Officer of Alliance
Alliance Capital Management        since 1977 and  Chairman or Director of numerous  subsidiaries  and  affiliated  companies of
Corporation                        Alliance.  Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105

OFFICERS -- DIRECTORS

James M. Benson                   Director of  Equitable  since  February  1994. Chief Executive  Officer (since  February 1996)and
                                  President of Equitable (since February 1994);  prior thereto,  Chief Operating  Officer  (February
                                  1994 to February 1996) and Senior  Executive  Vice President of Equitable  (April 1993 to February
                                  1994).  Previously,  President,  Chief Executive Officer and a Director of Equitable Variable Life
                                  Insurance  Company  ("EVLICO").  Senior  Executive  Vice  President of the Holding  Company  since
                                  February 1994 and Chief  Operating  Officer since  February  1996;  Director of various  Equitable affiliated companies; Director of the Holding Company since February 1994.

William T. McCaffrey              Director of Equitable since  February 1996. Senior  Executive  Vice  President and Chief Operating
                                  Officer of Equitable (all since February  1996).  Prior  thereto,  Executive Vice President  (from
                                  February 1986 to February 1996) and Chief  Administrative  Officer (from February 1988 to February
                                  1996).  Executive Vice  President and Chief  Administrative  Officer (since  February 1994) of the
                                  Holding Company. Director of various Equitable affiliated companies, including EVLICO.




NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
OFFICERS -- DIRECTORS (continued)

Joseph J. Melone                  Chairman of  Equitable  since  February  1994  and  a  Director of Equitable  since November 1990.
                                  Chief  Executive  Officer of the Holding  Company since February 1996 and President of the Holding
                                  Company since May 1992.  Previously,  Chief Executive  Officer of Equitable from February 1994, to
                                  February  1996;  prior to February  1994,  President,  Chief  Executive  Officer  and  Director of
                                  Equitable  from  September  1992 to February 1994 and  President,  Chief  Operating  Officer and a
                                  Director since November 1990.  Former  Chairman,  Chief Executive  Officer and Director of EVLICO.
                                  Director of various Equitable and AXA affiliated companies.

OTHER OFFICERS

A. Frank Beaz                     Senior Vice  President,  Equitable;  prior thereto, Vice President,  Equitable (until March 1995).
                                  Executive Vice President, EQ Financial Consultants, Inc.  ("EQF") (May 1995-present).

Leon B. Billis                    Senior Vice President,  Equitable; prior thereto, Vice President, Equitable (until November 1994);
                                  Vice President, EVLICO (July 1996 to December 1996).

Harvey Blitz                      Senior  Vice  President  and  Deputy  Chief Financial Officer, Equitable.  Senior Vice President,
                                  Holding Company; Director or Chairman of various Equitable affiliated companies; Director (October
                                  1992 to December 1996) and Vice President, EVLICO (April 1995 to December 1996).

Kevin R. Byrne                    Vice President and Treasurer, Equitable; Vice President and Treasurer, Holding Company; Treasurer,
                                  EVLICO  (until December 1996) and  Frontier Trust Company;  Director or Officer of other Equitable affiliated companies.

Jerry M. de St. Paer              Executive Vice President,  Equitable.  Senior  Executive Vice President (since May 1996) and Chief
                                  Financial  Officer (since May 1992) of the Holding  Company.  Executive  Vice President  and Chief
                                  Operating  Officer (since  September  1994) of Equitable  Investment  Corporation. Previously held various  officerships with Equitable and its affiliates.  Director and  Senior Investment Officer,
                                  EVLICO (until December 1996).  Director of various Equitable  affiliated companies.

Gordon G. Dinsmore                Senior Vice President and Corporate Actuary, Equitable. Executive Vice President, Equico. Director
                                  and   Senior   Vice   President,  EVLICO  (until  December  1996);  Director  of  other  Equitable affiliated companies.

Alvin H. Fenichel                 Senior Vice  President and  Controller,  Equitable.  Senior Vice President and Controller, Holding
                                  Company.   Vice   President  and  Controller   (until  December  1996),  EVLICO;  Vice  President,
                                  The Equitable of Colorado, Inc. ("Colorado").

Paul J. Flora                     Senior  Vice  President and  Auditor,  Equitable.  Prior  thereto,  Vice   President  and  Auditor
                                  (February 1994 to March 1996).  Vice President and Auditor,  Holding  Company  (September  1994 to
                                  present).  Vice President/Auditor, National Westminster Bank (November 1984 to June 1994).

Robert E. Garber                  Executive  Vice President  and General Counsel, Equitable;  Executive  Vice President and  General
                                  Counsel,  Holding Company. Prior thereto, Senior Vice President and General  Counsel of  Equitable
                                  and the Holding Company  (September 1993 to September 1994) and  Senior Vice President and  Deputy
                                  General  Counsel of Equitable (September 1989 to September 1993).

Donald R. Kaplan                  Vice President and Acting Chief Compliance Officer,  Equitable. Prior thereto, Vice President  and
                                  Counsel (until June 1996).

Michael S. Martin                 Senior Vice  President,  Equitable.  Chairman,  EQF; Chairman and Chief  Executive  Officer, Equi-
                                  Source of New York  (January  1992 to October  1994) and Frontier  (April 1992 to October   1994);
                                  Vice  President,  Hudson  River  Trust  ("HRT")  (February   1993  to  February  1995);  Director,
                                  Vice  President  and  Treasurer, Equitable  Distributors, Inc.  (August  1993 to  February  1995),
                                  also Chairman,  President, and Chief Executive Officer (December 1993 to February 1995); Director,
                                  Equitable  Underwriting  and  Sales Agency (Bahamas),  Ltd. (May  1996  to  present)  and Colorado
                                  (January 1995 to present).

                                                                A-3



NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
-----------------------           -------------------------
OFFICERS -- DIRECTORS  (continued)

Peter D. Noris                    Executive Vice President and Chief Investment  Officer,  Equitable.  Executive Vice President
                                  (since May 1995) and Chief  Investment  Officer  (since July 1995),  Holding  Company.  Prior thereto,  Vice  President/Manager,  Insurance Companies Investment  Strategies Group, Solomon
                                  Brothers,  Inc. (November 1992 to May 1995). Prior thereto,  with Morgan Stanley & Co., Inc., from  October  1984 to November  1992 as  Principal,  Fixed Income  Insurance  Group.  Former
                                  Director and Senior Vice President of EVLICO. Director of other Equitable affiliates.

Anthony C. Pasquale               Senior  Vice  President,   Equitable.   Chairman  and  President,   Equitable  Realty  Assets
                                  Corporation (July 1995 to present). Director of other Equitable affiliates.

Michael J. Rich                   Senior Vice  President,  Equitable,  since October 1994;  prior  thereto,  Vice  President of
                                  Underwriting,  John Hancock  Mutual Life  Insurance  Co. since 1988.  Director of EVLICO (May
                                  1995 to December 1996).

Pauline                           Sherman Vice President, Secretary and Associate General Counsel, Equitable; prior thereto, Vice
                                  President and Associate General Counsel (until September 1995). Vice President,  Secretary and
                                  Associate General Counsel,  Holding Company (September 1995 to present).

Samuel Shlesinger                 Senior Vice  President and Actuary,  Equitable;  prior  thereto,  Vice President and Actuary.
                                  Previously,  Director and Senior Vice  President,  EVLICO  (February 1988 to December  1996).
                                  Director, Chairman and Chief Executive Officer, Equitable of Colorado. Vice President, HRT.

Jose S. Suquet                    Executive Vice President and Chief Agency Officer,  Equitable,  since August 1994;  prior thereto,
                                  Agency Manager, Equitable (February 1985 to August 1994).

Stanley B. Tulin                  Senior Executive Vice President and Chief Financial Officer,  Equitable;  prior thereto, Chairman,
                                  Insurance Consulting and Actuarial Practice,  Coopers & Lybrand (until April 1996); Executive Vice
                                  President, Holding Company.


            --------------------------------------------------------------------
            PROSPECTUS


            --------------------------------------------------------------------
            Incentive Life Plus


            --------------------------------------------------------------------
            MAY 1, 1996


            EQUITABLE VARIABLE LIFE INSURANCE COMPANY

                                 INCENTIVE LIFE
                                    PLUS(TM)



                          Prospectus Dated May 1, 1996

Incentive Life Plus is a flexible premium variable life insurance policy issued by Equitable Variable Life Insurance Company (Equitable Variable), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable).

The policy offers flexible premium payments, a choice of two death benefit options, increases and decreases to the policy's Face Amount of insurance and a choice of funding options, including a guaranteed interest option and the following thirteen investment portfolios:

      Fixed Income Series:                           Equity Series:            Asset Allocation Series:
      o  Money Market                                o  Growth & Income        o  Conservative Investors
      o  Intermediate Government Securities          o  Equity Index           o  Balanced
      o  Quality Bond                                o  Common Stock           o  Growth Investors
      o  High Yield                                  o  Global
                                                     o  International
                                                     o  Aggressive Stock

We do not guarantee the investment performance of these investment portfolios, which involve varying degrees of risk.

Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its value (net of any policy loan and surrender charge) is too small to pay the policy's monthly charges. The policy can be guaranteed to stay in force regardless of investment performance through the death benefit guarantee provision (if available in your state).

You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years or within fifteen years after certain Face Amount increases. This charge may also apply if you reduce the Face Amount or if the policy terminates.

Your Equitable agent can provide you with information about all forms of life insurance available from us and Equitable and help you decide which may best meet your needs. Replacing existing insurance with an Incentive Life Plus or other policy may not be to your advantage.

You may examine the policy for a limited period and cancel it for a full refund of premiums paid.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT SHOULD BE KNOWN BEFORE INVESTING IN INCENTIVE LIFE PLUS. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Copyright 1996 Equitable Variable Life Insurance Company. All rights reserved.

VM 522

                                TABLE OF CONTENTS
                                                                  PAGE
                                                                  ----
SUMMARY OF INCENTIVE LIFE PLUS FEATURES .............................1
PART 1 -- DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
   INCENTIVE LIFE PLUS INVESTMENT CHOICES ...........................6
          THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS ...............6
            Equitable Variable ......................................6
            Our Parent, Equitable ...................................6
          THE SEPARATE ACCOUNT AND THE TRUST ........................6
            The Separate Account ....................................6
            The Trust ...............................................6
            The Trust's Investment Adviser ..........................6
            Investment Policies Of The Trust's Portfolios ...........7
          THE GUARANTEED INTEREST ACCOUNT ...........................8
            Adding Interest In The Guaranteed Interest Account ......8
            Transfers Out Of The Guaranteed Interest Account ........8
PART 2 -- DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS ............9
          FLEXIBLE PREMIUMS .........................................9
            Planned Periodic Premiums And Specified Premiums ........9
            Premium And Monthly Charge Allocations ..................9
          DEATH BENEFITS ...........................................10
            Guaranteeing The Death Benefit .........................10
          CHANGES IN INSURANCE PROTECTION ..........................10
            Changing The Face Amount ...............................10
            Changing The Death Benefit Option ......................11
            Substitution Of Insured Person .........................11
            When Policy Changes Go Into Effect .....................12
          MATURITY BENEFIT .........................................12
          LIVING BENEFIT OPTION ....................................12
          ADDITIONAL BENEFITS MAY BE AVAILABLE .....................12
          YOUR POLICY ACCOUNT VALUE ................................12
            Amounts In The Separate Account ........................13
            How We Determine The Unit Value ........................13
            Transfers Of Policy Account Value ......................13
            Automatic Transfer Service .............................13
            Telephone Transfers ....................................13
            Charge For Transfers ...................................14
          BORROWING FROM YOUR POLICY ACCOUNT .......................14
            How To Request A Loan ..................................14
            Policy Loan Interest ...................................14
            When Interest Is Due ...................................14
            Repaying The Loan ......................................15
            The Effects Of A Policy Loan ...........................15
          PARTIAL WITHDRAWALS AND SURRENDER ........................15
            Partial Withdrawals ....................................15
            Surrender For Net Cash Surrender Value .................15
          DEDUCTIONS AND CHARGES ...................................15
            Deductions From Premiums ...............................15
            Deductions From Your Policy Account ....................16
            Charges Against The Separate Account ...................17
            Trust Charges ..........................................18
            Surrender Charges ......................................18
          ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS..........19
            Your Policy Can Terminate ..............................19
            You May Restore A Policy After It Terminates ...........19
            Policy Periods, Anniversaries, Dates And Ages ..........19
          TAX EFFECTS ..............................................20
            Policy Proceeds ........................................20
            Policy Terminations ....................................21
            Diversification ........................................21
            Policy Changes .........................................21
            Tax Changes ............................................21
            Estate And Generation Skipping Taxes ...................21
            Pension And Profit-Sharing Plans .......................22
            Other Employee Benefit Programs ........................22
            Our Taxes ..............................................22
            When We Withhold Income Taxes ..........................22
PART 3 -- ADDITIONAL INFORMATION ...................................22
          YOUR VOTING PRIVILEGES ...................................22
            Trust Voting Privileges ................................22
            How We Determine Your Voting Shares ....................22
            Separate Account Voting Rights .........................23
          OUR RIGHT TO CHANGE HOW WE OPERATE .......................23
          OUR REPORTS TO POLICYOWNERS ..............................23
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY ..............23
          YOUR PAYMENT OPTIONS .....................................23
          YOUR BENEFICIARY .........................................24
          ASSIGNING YOUR POLICY ....................................24
          WHEN WE PAY POLICY PROCEEDS ..............................24
          DIVIDENDS ................................................24
          REGULATION ...............................................24
          SPECIAL CIRCUMSTANCES ....................................24
          DISTRIBUTION .............................................25
          LEGAL PROCEEDINGS ........................................25
          ACCOUNTING AND ACTUARIAL EXPERTS .........................25
          ADDITIONAL INFORMATION ...................................25
          MANAGEMENT ...............................................26
PART 4 -- ILLUSTRATIONS OF POLICY BENEFITS .........................28
SEPARATE ACCOUNT FP FINANCIAL STATEMENTS ........................FSA-1
EQUITABLE VARIABLE FINANCIAL STATEMENTS ...........................F-1
APPENDIX A -- COMMUNICATING PERFORMANCE DATA ......................A-1
              LONG-TERM MARKET TRENDS .............................A-1


--------------------------------------------------------------------------------
In this prospectus "we," "our" and "us" mean Equitable Variable, a New York stock life insurance company. "You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person" because the insured person and the policyowner may not be the same. Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that the policy is not in a grace period.

THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. EQUITABLE VARIABLE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY EQUITABLE VARIABLE.

                        WHAT IS VARIABLE LIFE INSURANCE?

Variable life insurance is one kind of permanent cash value life insurance. Like other kinds of permanent cash value life insurance, such as whole life and universal life insurance, variable life insurance generally provides two benefits: an income tax-free death benefit and a cash value that grows tax-deferred.

What sets variable life insurance apart from universal life and whole life is that variable life insurance allows the policyowner to direct premiums to different mutual fund options. This enables a policyowner to harness the growth potential of, for example, the equity markets, but the policyowner also bears the risk of investment losses. In contrast, whole life insurance provides a minimum guaranteed cash value and universal life applies a minimum guaranteed interest rate to premiums.

Some variable life insurance policies offer some of the other features of universal or whole life such as premium flexibility (universal life), face amount increases (universal life) or death benefit guarantees (whole life). Equitable Variable and its parent, Equitable, offer an array of permanent cash value insurance products and your Equitable agent can help you determine which product best suits your insurance needs.

                     SUMMARY OF INCENTIVE LIFE PLUS FEATURES

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE POLICY WHEN ISSUED AND THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS (SEE TABLE OF CONTENTS ON OPPOSITE PAGE).

PUTTING MONEY INTO THE POLICY

FLEXIBLE PREMIUMS

o Premiums may be invested whenever and in whatever amount you determine, within limits. Other than the minimum initial premium, there are no scheduled or required premium payments (however, under certain conditions, additional premiums may be needed to keep a policy in effect). See FLEXIBLE PREMIUMS on page 9.

POLICY ACCOUNT

o Net premiums are put in your Policy Account and can be allocated to a Guaranteed Interest Account and to one or more funds of Equitable Variable's Separate Account FP (each a Fund, and together, the Funds or the Separate Account). The Funds invest in corresponding portfolios of The Hudson River Trust (Trust), a mutual fund. See THE SEPARATE ACCOUNT and THE TRUST, both on page 6.

o Transfers can be made among the various funding options, BUT TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE DURING A LIMITED TIME AND IN LIMITED AMOUNTS. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT on page 8 for a description of these limitations. Transfers into the Guaranteed Interest Account and among the Funds may generally be made at any time and are subject to certain minimum transfer amounts. See TRANSFERS OF POLICY ACCOUNT VALUE on page 13.

o There is no minimum guaranteed cash value for amounts allocated to the Funds. The value of amounts allocated to the Guaranteed Interest Account will depend on the interest rates declared and guaranteed each year by Equitable Variable (4% minimum before deductions). See THE GUARANTEED INTEREST ACCOUNT on page 8.

TAKING MONEY OUT OF THE POLICY

o Loans may be taken against 90% of a policy's Cash Surrender Value (Policy Account value less any applicable surrender charge) subject to certain conditions. Loan interest accrues daily at a rate determined annually. Currently, amounts set aside to secure the loan earn interest at a rate 1% lower than the rate charged for policy loan interest. See BORROWING FROM YOUR POLICY ACCOUNT on page 14.

o Partial Withdrawals of Net Cash Surrender Value (Cash Surrender Value less any loan and accrued loan interest) may be taken after the first policy year, subject to our approval and certain conditions. See PARTIAL WITHDRAWALS on page 15.

o The policy may be surrendered for its Net Cash Surrender Value, less any lien securing a Living Benefit payment, at which time insurance coverage will end. See SURRENDER FOR NET CASH SURRENDER VALUE on page 15.

INSURANCE PROTECTION FEATURES

DEATH BENEFITS

o  Option A, a fixed benefit equal to the policy's Face Amount.

o Option B, a variable benefit equal to the Face Amount plus the Policy Account value.

o In some cases a higher death benefit may apply in order to meet Federal income tax law requirements. See DEATH BENEFITS on page 10.

o After the first policy year, you can increase the Face Amount. After the second policy year, you can decrease the Face Amount or change your death benefit option. Conditions apply to Face Amount and death benefit option changes. The minimum Face Amount is generally $50,000. See CHANGES IN INSURANCE PROTECTION on page 10.

o After the second policy year, you may be able to substitute the insured person. See SUBSTITUTION OF INSURED PERSON on page 11.

DEATH BENEFIT GUARANTEE

o The death benefit guarantee provision guarantees that, under certain conditions, the policy will remain in force even if the Net Cash Surrender Value is insufficient to pay the monthly policy charges. The death benefit guarantee provision is not available in some states, including New York. In those states a 3-Year no lapse guarantee provision will apply. See GUARANTEEING THE DEATH BENEFIT on page 10 for a description of these provisions and the conditions that apply.

MATURITY BENEFIT

o A maturity benefit equal to the amount in your Policy Account, less any policy loan, any lien securing a Living Benefit payment and accrued interest, is payable on the policy anniversary nearest the insured person's 100th birthday (Final Policy Date), if the insured person is still living on that date. See MATURITY BENEFIT on page 12.

LIVING BENEFIT

o The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. The Living Benefit rider will be added to most policies at issue for no additional cost. See LIVING BENEFIT OPTION on page 12.

ADDITIONAL BENEFITS

o Disability waiver; accidental death; term insurance, including term insurance on an additional insured person, children's term insurance, and first-to-die term insurance; option to purchase additional insurance; and designated insured option riders are available. See ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12.

DEDUCTIONS AND CHARGES

FROM PREMIUMS (See DEDUCTIONS FROM PREMIUMS on page 15.)

o Applicable charges for taxes imposed by states and other jurisdictions. Such charges currently range from .75% to 5% (Virgin Islands).

o Premium Sales Charge ranging from 3% to 6% of premiums paid, depending upon the Face Amount. Equitable Variable currently intends to stop deducting this charge once premiums paid equal a specified amount.

FROM THE POLICY ACCOUNT (See DEDUCTIONS FROM YOUR POLICY ACCOUNT on page 16.)

o Administrative charge during the first or first and second policy years ranging from $20 per month to $55 per month depending upon the initial Face Amount and the insured person's age. During subsequent years, the monthly administrative charge ranges from $6 to $8 (subject to $10 per month maximum).

o Monthly cost of insurance charge and monthly charge for any additional benefits.

o  Transaction  charges  (for  partial   withdrawals,   Face  Amount  increases,
   substitution of insured person and certain transfers).

o Monthly death benefit guarantee charge equal to $.01 per $1,000 of Face Amount including the face amount of any yearly renewable term rider on the insured person. This charge will not apply under certain circumstances.

FROM THE SEPARATE ACCOUNT

o Current charge for certain mortality and expense risks equal to .60% per annum (guaranteed not to exceed .90% per annum). For a period of time, this charge will be deducted differently for policies issued in New York.

SURRENDER CHARGES (See SURRENDER CHARGES on page 18.)

o An Administrative Surrender Charge will apply during the first eight policy years if you surrender the policy, reduce its Face Amount, or it terminates. The Administrative Surrender Charge varies by issue age of the insured person and the Face Amount, and will never be more than $3,000.

o A Premium Surrender Charge applies if the policy terminates, is surrendered for its Net Cash Surrender Value or if the Face Amount is reduced during the first fifteen policy years. The maximum charge is equal to 66% of one "target premium." After the first nine policy years, the maximum charge declines on a monthly basis until it reaches zero at the end of the fifteenth policy year.

o If you increase the policy's Face Amount, additional Surrender Charges will generally apply to the amount of the increase for fifteen years beginning on the effective date of increase.

FROM THE TRUST (See THE TRUST'S INVESTMENT ADVISER on page 6.)

o Trust shares are purchased by the Separate Account at net asset value which reflects investment management fees and other direct expenses. Investment management fees are charged at the maximum annual rates of .35% of net assets for the Equity Index Portfolio, .40% for Common Stock, Money Market and
   Balanced Portfolios; .50% for Aggressive Stock and Intermediate Government Securities Portfolios; .55% for High Yield, Global, Conservative Investors, Growth Investors, Quality Bond and the Growth & Income Portfolios; and .90% for the International Portfolio. These charges decrease as portfolio net assets reach certain levels. See THE TRUST'S INVESTMENT ADVISER on page 6.

VARIATIONS

o Equitable Variable is subject to the insurance laws and regulations in every jurisdiction in which Incentive Life Plus is sold. As a result, various time periods and other terms and conditions described in this prospectus may vary from state to state. These variations will be reflected in the policy.

o The terms of Incentive Life Plus may also vary where special circumstances result in a reduction in our costs.

o A modified version of Incentive Life Plus may be offered where certain conditions are met.

ADDITIONAL INFORMATION

CANCELLATION RIGHT

o You have a right to examine the policy. You may cancel the policy, within the time limits described below, by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

o Your request to cancel the policy must be postmarked no later than the later of: (i) 10 days after you receive the policy, (ii) 10 days after we mail a written notice telling you about your rights to cancel, or (iii) 45 days after you sign Part I of the policy application.

o If you cancel the policy, we will refund the premiums you paid. In certain cases where the policy was purchased as a result of an exchange of one of our life insurance policies, we may reinstate the prior policy.

o  There may be income tax and withholding implications if you cancel.

POLICY TERMINATION

o The policy will go into default if the Net Cash Surrender Value is insufficient to cover monthly charges and the death benefit guarantee or the 3-Year no lapse guarantee provisions are not in effect. If this occurs, you will be notified and given the opportunity to maintain the policy in force by making additional payments. You may be able to restore a terminated policy within a limited time period, but this will require additional evidence of insurability. See YOUR POLICY CAN TERMINATE on page 19 and YOU MAY RESTORE A POLICY AFTER IT TERMINATES on page 19.

TAX EFFECTS

o Generally, under current Federal income tax law, death benefits are not subject to income tax and Policy Account earnings are not subject to income tax as long as they remain in the Policy Account. Loans, partial withdrawals, surrender, maturity, policy termination, or a substitution of insured may result in recognition of income for tax purposes. See TAX EFFECTS on page 20.

                       HUDSON RIVER TRUST RATES OF RETURN

The rates of return shown below are based on the actual investment performance of The Hudson River Trust portfolios, after deduction for investment management fees and direct operating expenses of the Trust, for periods ending December 31, 1995. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and estimated direct operating expenses of the Trust of .10% per annum. The Common Stock Portfolio and its predecessors have been in existence since 1976.

The yields shown below are derived from the actual rate of return of the Trust portfolio for the period, which is then adjusted to omit capital changes in the portfolio during the period. We show the SEC standardized 7-day yield for the Money Market Portfolio and 30-day yield for the Intermediate Government Securities, Quality Bond and High Yield Portfolios.

These rates of return and yields are not illustrative of how actual investment performance will affect the benefits under your policy. Moreover, these rates of return and yields are not an estimate or guarantee of future performance.

THESE RATES OF RETURN AND YIELDS ARE FOR THE TRUST ONLY AND DO NOT REFLECT THE ADMINISTRATIVE AND COST OF INSURANCE CHARGES, SALES CHARGES, TAX CHARGES AND THE MORTALITY AND EXPENSE RISK CHARGE APPLICABLE UNDER AN INCENTIVE LIFE PLUS
POLICY. SUCH CHARGES WOULD REDUCE THE RETURNS AND YIELDS SHOWN. SEE ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS BELOW.

                                                                      RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995
                                                          -------------------------------------------------------------------------
                                                                                                                          SINCE
PORTFOLIO                                              YIELDS     1 YEAR     3 YEARS    5 YEARS    10 YEARS   15 YEARS  INCEPTION(A)
---------                                              ------     ------     -------    -------    --------   --------  -----------
The Fixed Income Series:
Money Market ....................................       5.44%      5.74%      4.24%      4.48%      6.02%        --       7.42%
Intermediate Government Securities ..............       6.28      13.33       6.22         --         --         --       7.63
Quality Bond ....................................       5.31      17.02         --         --         --         --       4.54
High Yield ......................................      10.57      19.92      12.81      14.95         --         --      10.20
The Equity Series:
Growth & Income .................................                 24.07         --         --         --         --       9.66
Equity Index ....................................                 36.48         --         --         --         --      19.11
Common Stock ....................................                 32.45      17.40      18.16      15.16      14.37%     14.78
Global ..........................................                 18.81      18.20      16.49         --         --      11.36
International(b) ................................                    --         --         --         --         --      11.29
Aggressive Stock ................................                 31.63      13.92      21.75         --         --      20.02
The Asset Allocation Series:
Conservative Investors ..........................                 20.40       8.55      10.15         --         --       9.65
Balanced ........................................                 19.75       7.34      11.17         --         --      12.08
Growth Investors ................................                 26.37      12.15      17.13         --         --      16.05

-------------

(a) The International Portfolio received its initial funding on April 3, 1995; the Equity Index Portfolio on March 1, 1994; the Growth & Income and Quality Bond Portfolios on October 1, 1993; the Intermediate Government Securities Portfolio on April 1, 1991; the Conservative Investors and the Growth Investors Portfolios on October 2, 1989; the Global Portfolio on August 27, 1987; the High Yield Portfolio on January 2, 1987; the Aggressive Stock and Balanced Portfolios on January 27, 1986; the predecessor of the Money Market Portfolio on July 13, 1981; and the predecessor of the Common Stock Portfolio on January 13, 1976.

(b) Unannualized.

Additional investment performance information appears in the attached Trust prospectus.

ILLUSTRATIONS OF POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS. The table on the next page was developed to demonstrate how the actual investment experience of the Trust and its predecessors would have affected the Policy Account value and Cash Surrender Value of hypothetical Incentive Life Plus policies held for specified periods of time. The table illustrates premiums, Policy Account values and Cash Surrender Values of twelve hypothetical Incentive Life Plus policies, each with a 100% premium allocation to a different Fund. The illustration also assumes that, in each case, the insured is a 40-year-old male, preferred non-tobacco user and that each policy has a level death benefit, a $300,000 face amount and a $4,000 annual premium.

The table assumes that each policy was purchased on the first day of a calendar year. For Trust portfolios whose inception dates fall before June 30, the policy is assumed to have been purchased at the beginning of and earned the actual return over that entire calendar year of inception. For Trust portfolios whose inception dates fall after June 30, the policy is assumed to have been purchased at the beginning of the first full calendar year of that portfolio's operation. The table then illustrates what the Cash Surrender Value would have been after one policy year, after five policy years, after 10 policy years and as of December 31, 1995.

Policy values reflect all charges assessed under the policy and by the Trust including an assumed charge for taxes of 2%. Where applicable, current charges have been used to determine policy values; if guaranteed charges were used, the results would be lower.

 ILLUSTRATIONS OF INCENTIVE LIFE PLUS POLICY ACCOUNT AND CASH SURRENDER VALUES BASED ON HISTORICAL INVESTMENT RESULTS, $300,000 OF INITIAL INSURANCE PROTECTION
                              AND CURRENT CHARGES

                                              AT THE END OF THE FIRST YEAR                      AT THE END OF THE FIFTH YEAR
                                          -----------------------------------------     -------------------------------------------
                                             TOTAL         POLICY       CASH               TOTAL          POLICY           CASH
                                            PREMIUM        ACCOUNT    SURRENDER           PREMIUM         ACCOUNT        SURRENDER
PORTFOLIO                                    PAID           VALUE       VALUE               PAID           VALUE           VALUE
------------                              -----------------------------------------     -------------------------------------------
Money Market..........................       $4,000        $2,783      $  881              $20,000         $17,828         $15,486
Int. Gov't Securities.................        4,000         2,764         862
QualityBond...........................        4,000         2,221         319
High Yield............................        4,000         2,524         622               20,000          18,426          16,084
Growth & Income.......................        4,000         2,363         461
Equity Index..........................        4,000         2,432         530
Common Stock..........................        4,000         2,667         765               20,000          26,526          24,184
Global................................        4,000         2,722         820               20,000          18,762          16,420
International.........................
Aggressive Stock......................        4,000         3,469       1,567               20,000          22,787          20,445
THE ASSET ALLOCATION SERIES:
--------------------------------------
Conservative Investors................        4,000         2,585         683               20,000          16,322          13,980
Balanced..............................        4,000         3,271       1,369               20,000          19,315          16,973
Growth Investors......................        4,000         2,715         813               20,000          19,185          16,843


                                                   AT THE END OF THE TENTH YEAR                     DECEMBER 31, 1995
                                          -----------------------------------------     -------------------------------------------
                                             TOTAL         POLICY       CASH               TOTAL          POLICY           CASH
                                            PREMIUM        ACCOUNT    SURRENDER           PREMIUM         ACCOUNT        SURRENDER
PORTFOLIO                                    PAID           VALUE       VALUE               PAID           VALUE           VALUE
------------                              -----------------------------------------     -------------------------------------------
Money Market..........................       $40,000       $41,583     $39,758             $52,000        $ 59,406        $ 59,041
Int. Gov't Securities.................                                                      16,000          16,825          14,483
QualityBond...........................                                                       4,000           6,083           3,981
High Yield............................                                                      32,000          43,697          41,507
Growth & Income.......................                                                       4,000           6,649           4,547
Equity Index..........................                                                       4,000           7,449           5,347
Common Stock..........................        40,000        68,804      66,979              76,000         338,694         338,694
Global................................                                                      28,000          41,782          39,592
International.........................                                                       4,000           2,739             837
Aggressive Stock......................                                                      36,000          82,270          80,445
THE ASSET ALLOCATION SERIES:
--------------------------------------
Conservative Investors................                                                      20,000          22,934          20,572
Balanced..............................                                                      36,000          49,338          47,513
Growth Investors......................                                                      20,000          27,705          25,343

THE DEATH BENEFIT GUARANTEE / THREE YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

THESE VALUES ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

PART 1:       DETAILED INFORMATION ABOUT EQUITABLE VARIABLE AND
              INCENTIVE LIFE PLUS INVESTMENT CHOICES

THE COMPANY THAT ISSUES INCENTIVE LIFE PLUS

EQUITABLE VARIABLE. Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1995, we had approximately $132.8 billion face amount of variable life insurance in force.

OUR PARENT, EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA S.A. (AXA), a French insurance holding company. AXA beneficially owns 60.6% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable and Equitable Variable. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies. Equitable, the Holding Company and their subsidiaries managed approximately $195.3 billion of assets as of December 31, 1995. Equitable's assets do not back the benefits that we pay under our policies. Equitable's home office is 787 Seventh Avenue, New York, New York 10019.

THE SEPARATE ACCOUNT AND THE TRUST

THE SEPARATE ACCOUNT. The Separate Account was established on April 19, 1985 under the Insurance Law of the State of New York. The Separate Account is a type of investment company called a unit investment trust and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.

Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life insurance policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business we may conduct. This means that the assets supporting Policy Account values maintained in the Separate Account are not subject to the claims of our other creditors. We may also retain in the Separate Account amounts owed to us for charges or other permitted allocations. Because such retained amounts do not support Policy Account values, we may transfer them from the Separate Account to our general account at our discretion.

THE TRUST. The Separate Account has several funds, each of which invests in shares of a corresponding portfolio of the Trust. The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by our Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trust's portfolios is so large as to materially impair the investment performance of a portfolio or the Trust, we will examine other investment options.

THE TRUST'S INVESTMENT ADVISER. The Trust is advised by Alliance Capital Management L.P. (Alliance). Alliance is registered as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable. Alliance's main office is 1345 Avenue of the Americas, New York, New York 10105.

Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. On December 31, 1995, Alliance was managing over $146.5 billion in assets.

The advisory fee payable by the Trust is based on the following annual percentages of the value of each portfolio's daily average net assets:

-----------------------------------------------------------------------------------------------------------------
                                                                            DAILY AVERAGE NET ASSETS
                                                                    ------------------------------------------
                                                                       FIRST          NEXT           OVER
                                                                       $350           $400           $750
PORTFOLIO                                                             MILLION        MILLION        MILLION
---------                                                           ------------   ------------   ------------
Common Stock, Money Market and Balanced............................    .400%          .375%          .350%
Aggressive Stock and Intermediate Government Securities............    .500%          .475%          .450%
High Yield, Global, Conservative Investors and
   Growth Investors................................................    .550%          .525%          .500%
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                            DAILY AVERAGE NET ASSETS
                                                                    ------------------------------------------
                                                                       FIRST          NEXT
                                                                       $500           $500           OVER
PORTFOLIO                                                             MILLION        MILLION      $1 BILLION
---------                                                           ------------   ------------   ------------
Quality Bond and Growth & Income................................       .550%          .525%          .500%
-----------------------------------------------------------------------------------------------------------------

                                                                       FIRST          NEXT           OVER
                                                                       $750           $750           $1.5
PORTFOLIO                                                             MILLION        MILLION        BILLION
---------                                                           ------------   ------------   ------------
Equity Index....................................................       .350%          .300%          .250%
-----------------------------------------------------------------------------------------------------------------

                                                                       FIRST                         OVER
                                                                       $500           NEXT           $1.5
PORTFOLIO                                                             MILLION      $1 BILLION       BILLION
---------                                                           ------------   ------------   ------------
International...................................................       .900%          .850%          .800%
-----------------------------------------------------------------------------------------------------------------

INVESTMENT POLICIES OF THE TRUST'S PORTFOLIOS. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. The policies and objectives of the Trust's portfolios are as follows:

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
-----------                --------------------                                     -----------
FIXED  INCOME SERIES:
MONEY MARKET............   Primarily  high  quality  short-term  money  market      High   level  of  current   income   while
                           instruments.                                             preserving    assets    and    maintaining
                                                                                    liquidity.

INTERMEDIATE............   Primarily debt  securities  issued or guaranteed by      High  current   income   consistent   with
GOVERNMENT                 the   U.S.    Government,    its    agencies    and      relative stability of principal.
SECURITIES                 instrumentalities.  Each  investment  will  have  a
                           final  maturity  of not  more  than 10  years  or a
                           duration not exceeding that of  a 10-year  Treasury
                           note.

QUALITY BOND............   Primarily investment grade fixed-income securities.      High  current   income   consistent   with
                                                                                    preservation of capital.

HIGH YIELD..............   Primarily   a   diversified   mix  of  high  yield,      High return by maximizing  current  income
                           fixed-income     securities    involving    greater      and,  to the extent  consistent  with that
                           volatility  of  price  and  risk of  principal  and      objective, capital appreciation.
                           income than high quality  fixed-income  securities.
                           The medium and lower  quality  debt  securities  in
                           which the  Portfolio  may invest are known as "junk
                           bonds."

EQUITY SERIES:
GROWTH & INCOME.........   Primarily   income   producing  common  stocks  and      High total  return  through a  combination
                           securities convertible into common stocks.               of    current     income    and    capital
                                                                                    appreciation.

EQUITY INDEX............   Selected  securities  in the S&P's  500 Index  (the      Total  return  performance  (before  trust
                           "Index")  which the adviser  believes  will, in the      expenses)    that     approximates     the
                           aggregate,  approximate the performance  results of      investment   performance   of  the   Index
                           the Index.                                               (including  reinvestment  of dividends) at
                                                                                    a risk level  consistent  with that of the
                                                                                    Index.

COMMON STOCK............   Primarily   common  stock  and  other   equity-type      Long-term    growth   of    capital    and
                           instruments.                                             increasing income.

GLOBAL..................   Primarily  equity  securities of non-United  States      Long-term growth of capital.
                           as well as United States companies.

INTERNATIONAL...........   Primarily equity  securities  selected  principally      Long-term growth of capital.
                           to  permit   participation  in  non-United   States
                           companies with prospects for growth.

AGGRESSIVE STOCK........   Primarily  common  stocks  and  other   equity-type      Long-term growth of capital.
                           securities  issued  by  medium  and  other  smaller
                           sized companies with strong growth potential.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                  INVESTMENT POLICY                                        OBJECTIVE
-----------                --------------------                                     -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE............   Diversified  mix of  publicly-traded,  fixed-income      High total return without, in the adviser's
INVESTORS                  and  equity  securities;  asset  mix  and  security      opinion, undue risk to principal.
                           selection   are   primarily   based  upon   factors
                           expected  to  reduce   risk.   The   Portfolio   is
                           generally  expected  to hold  approximately  70% of
                           its assets in fixed  income  securities  and 30% in
                           equity securities.

BALANCED................   Primarily  common  stocks,   publicly-traded   debt      High return through a combination of current
                           securities    and   high   quality   money   market      income and capital appreciation.
                           instruments.  The  Portfolio is generally  expected
                           to hold 50% of its assets in equity  securities and
                           50% in fixed income securities.

GROWTH INVESTORS........   Diversified  mix of  publicly-traded,  fixed-income      High  total  return  consistent  with  the
                           and  equity  securities;  asset  mix  and  security      adviser's determination of reasonable risk.
                           selection  based upon factors  expected to increase
                           possibility   of  high   long-term    return.   The
                           Portfolio    is   generally    expected   to   hold
                           approximately   70%  of   its   assets   in  equity
                           securities and 30% in fixed income securities.
----------------------------------------------------------------------------------------------------------------------------------

Because Policy Account values may be invested in mutual fund options, Incentive Life Plus offers an opportunity for the Cash Surrender Value to appreciate more rapidly than it would under comparable fixed benefit whole life insurance. You must, however, accept the risk that if investment performance is unfavorable, the Cash Surrender Value may not appreciate as rapidly and, indeed, may decrease in value.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

THE GUARANTEED INTEREST ACCOUNT
You may allocate some or all of your Policy Account to the Guaranteed Interest Account, which is funded by our general account and pays interest at a declared rate guaranteed for each policy year. The principal, after deductions, is also guaranteed. The general account supports all of our insurance and annuity guarantees, including the Guaranteed Interest Account, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account, the Guaranteed Interest Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount you have in the Guaranteed Interest Account at any time is the sum of the amounts allocated or transferred to it, plus the interest credited to it, minus amounts deducted, transferred and withdrawn from it. In addition, any policy loan is secured by an amount in your Policy Account equal to the outstanding loan. This amount remains part of the Policy Account but is assigned to the Guaranteed Interest Account. We refer to this amount as the loaned amount in the Guaranteed Interest Account. A Living Benefit payment will also result in amounts being transferred to the Guaranteed Interest Account. See LIVING BENEFIT OPTION on page 12.

ADDING INTEREST IN THE GUARANTEED INTEREST ACCOUNT. We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. At policy issuance, and prior to each policy anniversary, we declare the rates that will apply to amounts in the Guaranteed Interest Account for the following policy year. These annual interest rates will never be less than the minimum guaranteed interest rate of 4% (before deductions). Interest is credited and compounds daily at an effective annual rate that equals the declared rate for each policy year. Different rates may apply to policies currently being issued and previously issued policies. Different rates are also paid on unloaned and loaned amounts in the Guaranteed Interest Account. See POLICY LOAN INTEREST on page 14. Amounts securing a Living Benefit payment are considered unloaned amounts for purposes of crediting interest.

TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT. Transfers out of the Guaranteed Interest Account to the Separate Account are allowed once a year on or within 30 days after your policy anniversary. If we receive your transfer request up to 30 days before your policy anniversary, the transfer will be made on your policy anniversary. If we receive your request on or within 30 days after your policy anniversary, the transfer will be made as of the date we receive your request. You may transfer up to 25% of your unloaned value in the Guaranteed Interest Account as of the transfer date or the minimum transfer amount, whichever is more. The minimum transfer amount is $500 or your total unloaned value in the Guaranteed Interest Account on the transfer date, whichever is less. Amounts securing a Living Benefit payment may not be transferred from the Guaranteed Interest Account.

PART 2:       DETAILED INFORMATION ABOUT INCENTIVE LIFE PLUS

FLEXIBLE PREMIUMS

You may choose the amount and frequency of premium payments, as long as they are within the limits described below. We determine the applicable minimum initial premium based on the age, sex, rating class and tobacco user status of the insured person, the initial Face Amount of the policy (the initial minimum Face Amount is $50,000) and any additional benefits selected. In certain situations, however, no distinction is made based on the sex of the insured person. See COST OF INSURANCE CHARGE on page 16. You may choose to pay a higher initial premium.

The full initial premium shown on your application must be given to your agent or broker on or before the day the policy is delivered to you. No insurance under your policy will take effect (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time the initial premium is paid. If you have submitted the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured. You may review a copy of our Temporary Insurance Agreement on request.

Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to Equitable Variable. Premiums after the first must be sent directly to our Administrative Office. The minimum premium is $100 (policies issued in some states or automatic payment plans may have different minimums.) This minimum may be increased if we give you written notice.

We may return premium payments if we determine based upon our interpretation of current tax rules that such premiums would cause your policy to become a modified endowment contract or to cease to qualify as life insurance under Federal income tax law. We may also make such changes to the policy as we deem necessary to continue to qualify the policy as life insurance. See TAX EFFECTS on page 20 for an explanation of modified endowment contracts, the special tax consequences of such contracts, and how your policy might become a modified endowment contract.

PLANNED PERIODIC PREMIUMS AND SPECIFIED PREMIUMS. Although premiums are flexible, the Policy Information Page will show a "planned" periodic premium and "specified premiums." Specified premiums are called no-lapse guarantee premiums for policies issued in New York and New Jersey. We measure actual premiums against specified premiums to determine whether the death benefit guarantee provision (or the 3-Year no lapse guarantee provision) will prevent the policy from going into default.

Specified premiums are actuarially determined at issue based on the age, sex, tobacco user status and rating class of the insured person, the Face Amount and any additional benefits. Specified premiums may change if you make policy changes that increase or decrease the Face Amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's rating or tobacco user classification. Certain additional benefit riders will cause specified premiums to increase each year. We reserve the right to limit the amount of any premium payments which are in excess of specified premiums.

The planned periodic premium is an amount you determine (within limits set by us) when you apply for the policy. The planned premium may be more or less than the specified premiums. Neither the planned premium nor the specified premiums are required premiums.

Failure to pay premiums could cause the policy to go into default and ultimately terminate. See YOUR POLICY CAN TERMINATE on page 19.

PREMIUM AND MONTHLY CHARGE ALLOCATIONS. On your application you provide us with initial instructions as to how to allocate your net premiums and monthly charges among the Funds and the Guaranteed Interest Account. Allocation percentages may be any whole number from zero to 100, but the sum must equal 100. Allocations to a Fund take effect on the first business day that follows the 20th calendar day after the Issue Date of your policy. The Issue Date is shown on the Policy Information Page, and is the date we actually issue your policy. The date your allocation instructions take effect is called the Allocation Date. Our business days are described in HOW WE DETERMINE THE UNIT VALUE on page 13.

Until the Allocation Date, any net premiums allocated to a Fund will be allocated to the Money Market Fund, and all monthly deductions allocated to a Fund will be deducted from the Money Market Fund. On the Allocation Date, amounts in the Money Market Fund will be allocated to the various Funds in accordance with your policy application. We may delay the Allocation Date for the same reasons that we would delay effecting a transfer request. There will be no charge for the transfer out of the Money Market Fund on the Allocation Date.

You may change  the  allocation  percentages  for either  your  current  premium payment or the current and future premium payments by writing to our Administrative Office and indicating the changes you wish to make. Your request must be signed. These changes will go into effect as of the date your request is received at our Administrative Office, but no earlier than the first business day following the Allocation Date, and will affect transactions on and after such date.

DEATH BENEFITS

We pay a benefit to the beneficiary of the policy when the insured person dies. This benefit will be equal to the death benefit under your policy plus any additional benefits included in your policy and then due, less any policy loan, any lien securing a Living Benefit payment and accrued interest. If the insured person dies during a grace period, we will also deduct any overdue monthly charges.

You may choose between two death benefit options:

o OPTION A provides a death benefit equal to the policy's Face Amount. Except as described below, the Option A benefit is fixed.

o OPTION B provides a death benefit equal to the policy's Face Amount PLUS the amount in your Policy Account on the day the insured person dies. Under Option B, the value of the benefit is variable and fluctuates with the amount in your Policy Account.

Policyowners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Policyowners who prefer to have insurance coverage that does not vary in amount and lower cost of insurance charges should choose Option A.

Under both options, a higher death benefit may apply. This higher death benefit is a percentage multiple of the amount in your Policy Account. The percentage is generally based on provisions of Federal tax law which require a minimum death benefit in relation to cash value for your policy to qualify as life insurance. A higher percentage multiple than that required by Federal tax law will be applied at ages 91 and over. Since cost of insurance charges are assessed on the difference between the Policy Account value and the death benefit, these charges will increase if the higher death benefit takes effect.

The higher death benefit will be the amount in your Policy Account on the day the insured person dies times the percentage for the insured person's age (nearest birthday) at the beginning of the policy year of the insured person's death. The percentage declines as the insured person gets older. For ages that are not shown on the following table, the percentage multiples will decrease by a ratable portion for each full year.

---------------------------------------------------------------------------------------------------------------------------------
                         TABLE OF DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY ACCOUNT VALUES
INSURED             40 or         45          50          55          60           65          70        75 to         100
PERSON'S AGE        under                                                                                  95
                     250%        215%        185%        150%        130%         120%        115%        105%         100%
---------------------------------------------------------------------------------------------------------------------------------

For example, if the insured person were 75 years old and your policy had a Policy Account value of $200,000, the higher death benefit would be 105% of $200,000 or $210,000.

GUARANTEEING THE DEATH BENEFIT. We will guarantee your death benefit coverage, regardless of the policy's investment performance, if you have paid a certain amount of premiums into your policy and you have not withdrawn or borrowed those amounts. The death benefit guarantee period is either three years (under the 3-Year no lapse guarantee provision) or the longer period described in the next paragraph (under the death benefit guarantee provision). Whether your policy has the 3-Year no lapse guarantee provision or the death benefit guarantee provision depends upon the state in which your policy is issued.

The death benefit option you select (A or B) can affect the length of time that the death benefit guarantee provision will last. If you have selected death benefit Option A, and you never change it to Option B, then the death benefit guarantee provision will terminate on the Final Policy Date. See MATURITY BENEFIT on page 12. If ever your policy, at any time, has an Option B death benefit, the death benefit guarantee provision will terminate on the later of
(1) the policy anniversary nearest the insured person's 80th birthday or (2) the 15th policy anniversary. However, if your death benefit first changes to an Option B after this time, the death benefit guarantee provision will terminate immediately. The death benefit option does not have any effect on the length of the 3-Year no lapse guarantee provision.

Under both the 3-Year no lapse guarantee provision and the death benefit guarantee provision, we compare the specified premium fund with the actual premium fund in order to determine whether your coverage remains in effect. Your policy will not go into default if the actual premium fund is equal to or greater than the specified premium fund and any policy loan plus accrued interest does not exceed the Cash Surrender Value. The specified premium fund for any policy month is the accumulation of all the specified premiums shown on the Policy Information Page up to that month, at 4% interest. The actual premium fund for any policy month is the accumulation of all the premiums actually paid under the policy at 4% interest, less all withdrawals accumulated at 4% interest.

CHANGES IN INSURANCE PROTECTION

CHANGING THE FACE AMOUNT. You may request an increase in the Face Amount after the first policy year and a decrease after the second policy year. You must send your signed written request to our Administrative Office. See TAX EFFECTS on page 20 for the tax consequences of changing the Face Amount. If disability waiver goes into effect (see ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12), we will not permit any Face Amount change. Any change will be subject to our approval and the following conditions:

Face Amount Increases. To increase the Face Amount, you must provide satisfactory evidence that the insured person is still insurable. The cost of insurance rate for the amount of the increase will be based on the rating class, attained age and tobacco user status of the insured person on the date of the increase and on the insured person's sex. See COST OF INSURANCE CHARGE on page
16. We reserve the right to decline Face Amount increases if the insured person has become a more expensive risk.

Any increase must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the cost of insurance and the death benefit guarantee provision will generally increase beginning on the date the increase takes effect. An administrative charge of $1.50 for each additional $1,000 of insurance (up to a maximum charge of $240) will be deducted from your Policy Account. See HOW POLICY ACCOUNT CHARGES ARE ALLOCATED on page 17.

Surrender Charges will generally be applicable to a Face Amount increase for fifteen years from the effective date of the increase. The Premium Surrender Charge percentage may be higher than the percentage applied prior to the increase. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See SURRENDER CHARGES on page 18.

Following the increase, a portion of each premium payment will be deemed to be attributable to the Face Amount increase. The Premium Sales Charge will generally be deducted from this amount, even if we had previously stopped deducting the charge on the premiums paid before the increase in accordance with our current practice. The Premium Sales Charge percentage may be lower than the percentage applied prior to the increase. See DEDUCTIONS FROM PREMIUMS -- PREMIUM SALES CHARGE on page 16.

You will have the right to cancel the Face Amount  increase  within the later of
(1) 45 days after the application for the increase is signed, (2) 10 days after receipt of a new Policy Information Page showing the increase and (3) 10 days after we mail or personally deliver a Notice of Cancellation Right. If you cancel the increase we will reverse any charges attributable to the increase and recalculate the Policy Account value, Cash Surrender Value and Surrender Charges to what they would have been had the increase not taken place. No Premium or Administrative Surrender Charge will be incurred upon cancellation. We reserve the right not to offer the cancellation right for Face Amount increases if we are no longer required to do so under applicable law.

Face Amount Decreases. You may reduce the Face Amount but not below the minimum we require to issue this policy at the time of the reduction. Any reduction must be at least $10,000. Specified premiums as well as monthly deductions from your Policy Account for the death benefit guarantee provision and the cost of insurance will generally decrease (even though the rates may increase), beginning on the date the decrease in Face Amount takes effect.

Face Amount decreases that reduce the Face Amount below certain levels will result in higher monthly administrative charges. If you reduce the Face Amount during the first fifteen policy years or during the first fifteen years after a Face Amount increase, we may deduct a pro rata share of the applicable Surrender Charges from the Policy Account. Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount. See DEDUCTIONS FROM YOUR POLICY ACCOUNT on page 16 and SURRENDER CHARGES on page 18.

CHANGING THE DEATH BENEFIT OPTION. At any time after the second policy year while your policy is in force, you may change the death benefit option by sending a signed written request to our Administrative Office. See TAX EFFECTS on page 20 for the tax consequences of changing the death benefit option.

o If you change from OPTION A TO OPTION B, the Face Amount will be decreased by the amount in your Policy Account on the date of the change. This change will shorten the length of time the death benefit guarantee provision is available. See GUARANTEEING THE DEATH BENEFIT on page 10. We may not allow such a change if it would reduce the Face Amount below the minimum required to issue this policy at the time of the reduction. We may require evidence of insurability to make the change.

o If you change from OPTION B TO OPTION A, the Face Amount will be increased by the amount in the Policy Account on the date of the change.

These increases and decreases in Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based (see COST OF INSURANCE CHARGE on page 16). If your death benefit is determined by a percentage multiple of the Policy Account, however, the new Face Amount will be determined differently. A Face Amount change that results from a death benefit option change will not affect any expense or sales charge (including any Surrender Charge) which varies by Face Amount, and no Surrender Charges will be deducted or established at the time of the change.

SUBSTITUTION OF INSURED PERSON. If you provide satisfactory evidence that the person proposed to be insured is insurable, then, subject to certain restrictions, you may, after the second policy year, substitute the insured person under your policy. The cost of insurance charges may change, but we will not change the Surrender Charges. Since substituting the insured person is a taxable event and may have other adverse tax consequences as well, you should consult your tax adviser prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences of making this change. A $100 charge will be deducted from the Policy Account for each substitution of insured person.

WHEN POLICY CHANGES GO INTO EFFECT. A substitution of the insured person, or change in Face Amount or death benefit option, will go into effect at the beginning of the policy month that coincides with or follows the date we approve the request for the change. In some cases we may not approve a change because based upon our interpretation of current rules, the change might disqualify your policy as life insurance under applicable Federal tax law. In other cases there may be adverse tax consequences as a result of the change. See TAX EFFECTS on page 20.

MATURITY BENEFIT
If the insured person is still living on the policy anniversary nearest his or her 100th birthday (Final Policy Date), we will pay you the amount in the Policy Account net of any policy loan, any lien securing a Living Benefit payment and accrued interest. The policy will then terminate. You may choose to have this benefit paid in installments. See TAX EFFECTS on page 20 and YOUR PAYMENT OPTIONS on page 23.

LIVING BENEFIT OPTION
Subject to our underwriting guidelines and availability in your state, our Living Benefit rider will be added to your policy at issue. The Living Benefit rider enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured person has a terminal illness. Certain eligibility requirements apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). There is no additional charge for the rider, but we will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. In addition, if you tell us that you do not wish to have the rider added at issue, but you later ask to add it, additional underwriting will be required and there will be a $100 administrative charge.

When a Living Benefit claim is paid, we establish a lien against the policy. The amount of the lien is the sum of the Living Benefit payment and any accrued interest on that payment. Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and (ii) the maximum adjustable policy loan interest rate permitted in the state your policy is delivered. See BORROWING FROM YOUR POLICY ACCOUNT -- POLICY LOAN INTEREST on page 14.

Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate as unloaned amounts. See THE GUARANTEED INTEREST ACCOUNT on page
8. This liened amount will not be available for loans, transfers or partial withdrawals. Any death benefit, maturity benefit or Net Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Benefit payment may be taxable as a distribution under the policy. See TAX EFFECTS on page 20 for a discussion of the tax treatment of distributions under the policy. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. You should contact your Equitable agent if you wish to make a claim under the rider.

ADDITIONAL BENEFITS MAY BE AVAILABLE
Your policy may include additional benefits. A monthly charge will be deducted from your Policy Account for each additional benefit you choose. Eligibility for and changes in these benefits are subject to our underwriting and other rules. More details will be included in your policy if you choose any of these benefits. The following additional benefits are currently available: disability waiver benefits, accidental death benefit, term insurance riders for the insured person, children's term insurance, term insurance on an additional insured person, designated insured option rider, option to purchase additional insurance and first-to-die term insurance.

The designated insured option rider permits the policyowner, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability. The option to purchase additional insurance permits you to purchase additional amounts of insurance on the insured person, without evidence of insurability, upon the occurrence of certain specified events. The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.

The term insurance riders for the insured person allow you to purchase additional death benefit coverage. Choosing coverage under the term insurance rider for the insured person in lieu of coverage under the base policy will reduce total charges and increase Policy Account values on a current charge basis. The more term insurance coverage you elect, the greater will be the amount of reduction in charges and increase in Policy Account values on a current charge basis. Also, term coverage is not subject to a surrender charge. However, if the higher death benefit becomes applicable (see DEATH BENEFITS on page 10) or if term rider insurance charges increase in relation to cost of insurance charges on the base policy, the combination coverage may ultimately become more costly and have lower Policy Account values than coverage under the base policy alone. Generally, the greater the proportion of term insurance coverage you elect, the greater the likelihood that the higher death benefit will apply. Also, the Living Benefit option discussed above does not apply to any term insurance coverage. Moreover, in New York, there are age restrictions on the final renewal period for term riders. If you later terminate your term rider coverage and also increase the Face Amount under the base policy, a new Surrender Charge period will commence. The amount of the death benefit guarantee premium will be affected by the term rider coverage. Your agent can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.

YOUR POLICY ACCOUNT VALUE
The amount in your Policy Account is the sum of the amounts you have in the Guaranteed Interest Account and in the Funds. Your Policy Account also reflects various charges. See DEDUCTIONS AND CHARGES on page 15.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated, transferred or added to a Fund are used to purchase units of that Fund. Units are redeemed from a Fund when amounts are withdrawn, transferred or deducted for charges or capitalized loan interest. The number of units purchased or redeemed in a Fund is calculated by dividing the dollar amount of the transaction by the Fund's unit value calculated after the close of business that day. On any given day, the value you have in a Fund is the unit value for that Fund times the number of units credited to you in that Fund.

HOW WE DETERMINE THE UNIT VALUE. We determine unit values for the Funds at the end of each business day. The unit value that applies to a transaction taking effect on a business day will be the unit value calculated at the close of business on that day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. We are closed for national business holidays, including Martin Luther King, Jr. Day, and also on the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. We will not process any policy transactions on those days other than a policy anniversary report and the payment of death benefit proceeds. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

A net investment factor is determined for each Fund of the Separate Account every business day as follows: first, we take the net asset value of a share in the corresponding Trust portfolio at the close of business that day, as reported by the Trust, and we add the per share amount of any dividends or capital gains distributions paid by the Trust on that day. We divide this amount by the per share net asset value on the preceding business day. Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday, Sunday and Monday). The daily charge is currently at an annual rate of .60% and is guaranteed not to exceed an annual rate of .90%. See CHARGES AGAINST THE SEPARATE ACCOUNT on page 17. For a period of time, this charge will be deducted differently for policies issued in New York. See DEDUCTIONS FROM YOUR POLICY ACCOUNT -- Mortality & Expense Risk Charge For New York Policyowners on page 17. Finally, we reserve the right to subtract any daily charge for taxes or amounts set aside as a reserve for taxes. For current Incentive Life Plus unit values, call (212) 714-5015.

TRANSFERS OF POLICY ACCOUNT VALUE. You may request a transfer of amounts among Funds or to the Guaranteed Interest Account. Special rules apply to transfers out of the Guaranteed Interest Account. See TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT on page 8. You may make a transfer by telephone or by submitting a signed written transfer request to our Administrative Office. Transfer request forms are available from your Equitable agent or from our Administrative Office. Special rules apply to telephone transfers. See TELEPHONE TRANSFERS below.

The minimum amount which may be transferred is $500. This minimum need not come from any one Fund or be transferred to any one Fund as long as the total amount transferred that day, including any amounts transferred to or from the Guaranteed Interest Account, is at least equal to the minimum. However, we will transfer the entire amount in any Fund even if it is less than the minimum specified in your policy. A lower minimum amount applies to our Automatic Transfer Service which is described below.

Transfers take effect on the date we receive your request, but no earlier than the first business day following the Allocation Date. When part of a transfer request cannot be processed, we will not process any part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where the request is for a transfer of an amount greater than that currently allocated to a Fund. We may delay making a transfer if the New York Stock Exchange is closed or the SEC has declared that an emergency exists. In addition, we may delay transfers where permitted under applicable law.

AUTOMATIC TRANSFER SERVICE. The Automatic Transfer Service enables you to make automatic monthly transfers out of the Money Market Fund into the other Funds. To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50.

If you elect the Automatic  Transfer Service with your policy  application,  the automatic transfers will begin in the second policy month following the Allocation Date. If you elect the Automatic Transfer Service after your application has been submitted, automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office. See POLICY PERIODS, ANNIVERSARIES, DATES AND AGES on page 19.

The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the amount in the Money Market Fund is insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; or (4) we receive notice of death under the policy.

Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

TELEPHONE TRANSFERS. In order to make transfers by telephone, you must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed signed form MUST be returned to our Administrative Office before requesting a telephone transfer.

Telephone transfers may be requested on each day we are open to transact business. You will receive the Fund's unit values as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. The telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described above.

We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of up to $25 for transfers of Policy Account value. Currently, you will be able to make 12 free transfers in any policy year, but we will charge $25 per transfer after the twelfth transfer. All transfers made on one transfer request form will count as one transfer, and all transfers made in one telephone request will count as one transfer. Transfers made through the Automatic Transfer Service or on the Allocation Date will not count toward the twelve free transfers. No charge will apply to the transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow up to 90% of your policy's Cash Surrender Value using only your policy as security for the loan. Any new loan must be at least $500. If you request an additional loan, the additional amount will be added to the outstanding loan and accrued loan interest. Any amount that secures a loan remains part of your Policy Account but is assigned to the Guaranteed Interest Account. This loaned amount earns an interest rate expected to be different from the interest rate for unloaned amounts. Amounts securing a Living Benefit payment are not available for policy loans.

HOW TO REQUEST A LOAN. You may request a loan by sending a signed written request to our Administrative Office. You should tell us how much of the loan you want taken from your unloaned amount in the Guaranteed Interest Account and how much you want taken from the Funds. If you request a loan from a Fund, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Account. The amounts you have in each Fund or the Account will be determined as of the day your request for a loan is received at our Administrative Office.

If you do not indicate how you wish to allocate it, the loan will be allocated according to the deduction allocation percentages applicable to your Policy Account. If the loan cannot be allocated based on these percentages, it will be allocated based on the proportions of your unloaned amount in the Guaranteed Interest Account and your values in the Separate Account to the unloaned value of your Policy Account.

POLICY LOAN INTEREST. Interest on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each policy year. The same rate applies to any outstanding policy loans and any new amounts you borrow during the year. You will be notified of the current rate when you apply for a loan. The maximum rate is the greater of 5%, or the "Published Monthly Average" for the month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc. If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which the policy is delivered. We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

Any change in the rate from one year to the next will be at least 1/2%. The maximum loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous interest rate by at least 1/2 of 1%. You will be notified in advance of any increase in the interest rate on any loan you have outstanding.

When you borrow on your policy, the amount of your loan is set aside in the Guaranteed Interest Account where it earns a declared rate for loaned amounts. The interest rate we credit to the loaned portion of the Guaranteed Interest Account will be at an annual rate up to 2% less than the loan interest rate we charge. However, we reserve the right to credit a lower rate than this if in the future tax laws change such that our taxes on policy loans or policy loan interest are increased.

Under our current rules, the rate we credit on loaned amounts for the first fifteen policy years is 1% less than the rate we charge for policy loan interest, and, except for policies issued in New York, the rate difference drops from 1% to 1/4 of 1% beginning in the sixteenth policy year. For policies issued in New York, beginning in the twenty-first policy year, the current rate we credit on loaned amounts is 1/2 of 1% less than the rate we charge for loan interest, and this spread decreases to zero beginning in the thirty-first policy year. However, policies issued in New York on or about July 1, 1996, and after, will have the same loan spread as policies issued in other states (as described above). If your policy will be issued in New York, ask your agent which loan spread will apply to your policy. Because Incentive Life Plus was offered for the first time in 1995, no reduction in the rate difference has yet been attained. These rate differentials are those currently in effect and are not guaranteed. Interest credited on loaned amounts will never be less than 4%.

Interest is credited on any loaned amount in the Guaranteed Interest Account on each policy anniversary and any time you repay a policy loan in full. Credited interest on the loaned amount is allocated to the Separate Account funds and to the unloaned portion of the Guaranteed Interest Account in accordance with your premium allocation percentages.

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If you do not pay the interest when it is due, it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your Policy Account which are then in effect. This means an additional loan is made to pay the interest and amounts are transferred from the investment funds to make the loan. If the interest cannot be allocated on this basis, it will be allocated as described above for allocating your loan.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time. While you have a policy loan, we assume that any money you send us is a premium payment. If you wish to have any of these payments applied as a loan repayment, you must specifically so indicate in writing. Loan repayments are not subject to a charge for taxes or a Premium Sales Charge. Any amount not needed to repay a loan and accrued loan interest will be applied as a premium payment. We will first allocate loan repayments to our Guaranteed Interest Account until the amount of any loans originally allocated to that Account have been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

THE EFFECTS OF A POLICY LOAN. A loan will have a permanent effect on the value of your Policy Account and, therefore, on the benefits under your policy, even if the loan is repaid. The loaned amount set aside in the Guaranteed Interest Account will not be available for investment in the Funds or in the unloaned portion of the Guaranteed Interest Account. Whether you earn more or less with the loaned amount set aside depends on the investment experience of the Funds and the rates declared for the unloaned portion of the Guaranteed Interest Account. The amount of any policy loan and accrued loan interest will reduce the proceeds paid from your policy upon the death of the insured person, policy maturity or policy surrender. In addition, a loan will reduce the amount available for you to withdraw from your policy. See TAX EFFECTS on page 20 for the tax consequences of a policy loan. A loan may also affect the length of time that your insurance remains in force because the amount set aside to secure your loan cannot be used to cover monthly deductions or a loan may prevent the death benefit guarantee provision from keeping the policy out of default. See YOUR POLICY CAN TERMINATE on page 19.

PARTIAL WITHDRAWALS AND SURRENDER

PARTIAL WITHDRAWALS. At any time after the first policy year while the insured person is living, you may request a partial withdrawal of your Net Cash Surrender Value by writing to our Administrative Office. Your request must be signed. When you make a partial withdrawal, an expense charge of $25 or 2% of the amount requested, whichever is less, will be deducted from your Policy
Account. Any such withdrawal is subject to our approval and to certain conditions. Amounts securing a Living Benefit payment are not available for partial withdrawals. In addition, we reserve the right to decline a request for a partial withdrawal. Under our current rules, a withdrawal must:

o  be at least $500,

o not cause the death benefit to fall below the minimum Face Amount for which we would issue the policy at the time, and

o not cause the policy to fail to qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from amounts you have in each Fund and the unloaned portion of the Guaranteed Interest Account. The related expense charge will also be deducted from the amount withdrawn. If you do not specifically indicate, we will make the withdrawal and deduct the related expense charge on the basis of your deduction allocation percentages. If we cannot make the withdrawal and deduct the expense charge in the manner discussed above, we will make the withdrawal and deduction based on the proportions of your unloaned amounts in the Guaranteed Interest Account and the Funds to the total unloaned value of your Policy Account.

A partial withdrawal reduces the amount you have in your Policy Account and Cash Surrender Value on a dollar-for-dollar basis. Normally, it also reduces the death benefit on a dollar-for-dollar basis, but does not affect the net amount at risk, which is the difference between the current death benefit and the amount in your Policy Account. If you selected death benefit Option A, the Face Amount of your policy will generally be reduced so that there will be no change in the net amount at risk. However, under either option, if the death benefit is based on the Policy Account percentage multiple, the reduction in death benefit would be greater and the net amount at risk would be reduced. See DEATH BENEFITS on page 10. The withdrawal and these reductions will be effective as of the date your request is received at our Administrative Office. See TAX EFFECTS on page 20 for the tax consequences of a partial withdrawal and a reduction in benefits.

SURRENDER FOR NET CASH SURRENDER VALUE. The Cash Surrender Value is the amount in your Policy Account minus the Surrender Charges described under SURRENDER CHARGES on page 18. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest.

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. See TAX EFFECTS on page 20 for the tax consequences of a surrender. We will deduct from the Net Cast Surrender Value any amount securing a Living Benefit payment. We will compute the Net Cash Surrender Value as of the date we receive your written surrender request and the policy at our Administrative Office. All insurance coverage under your policy will end on that date.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS. Charges for certain taxes are deducted from all premiums and a Premium Sales Charge will be deducted from your premiums as specified below. The balance of each premium (the net premium) is placed in your Policy Account.

Charge for Taxes. We deduct a charge designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. The amount of this charge is expressed as a percentage of each premium payment and generally varies depending on the jurisdiction in which the insured person resides. Such charges currently range from .75% to 5% (Virgin Islands).

This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her place of residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary.

Premium Sales Charge. A percentage of each premium will be deducted to compensate us in part for sales and promotional expenses in connection with selling Incentive Life Plus, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. We pay these expenses from our own resources, including the Premium Sales Charge, any Premium Surrender Charge we might collect and any profit we may earn on the charges deducted under the policy. See SURRENDER CHARGES on page 18. The Premium Sales Charge percentage depends upon the Face Amount of the Policy as follows:

FACE AMOUNT RANGE:       $50,000 TO $99,999      $100,000 TO $499,999      $500,000 AND OVER
-------------------------------------------------------------------------------------------------
PERCENTAGE:                        6%                      4%                        3%

Currently, we deduct the Premium Sales Charge from each premium payment until the cumulative premiums paid equals ten times the "sales load target premium." The sales load target premium varies by issue age, sex and tobacco user status of the insured person and the policy's Face Amount, and is generally less than or equal to 75% of one annual whole life premium calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. We reserve the right, however, to deduct the Premium Sales Charge from each premium payment at any time.

If you request a Face Amount increase above the previous highest Face Amount, we will establish a new sales load target premium attributable to the amount of the increase, and the Premium Sales Charge will be deducted from that portion of each subsequent premium payment deemed attributable to the increase until such premium payments have cumulatively reached ten times the new sales load target premium. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Sales Charge percentage applied to future premiums will be the lower percentage for that Face Amount range. Face Amount decreases do not change the Premium Sales Charge percentage.

DEDUCTIONS FROM YOUR POLICY ACCOUNT. At the beginning of each policy month, the following charges are deducted from your Policy Account:

Monthly Administrative Charge. The administrative charge is designed to cover the costs of issuing your policy and the costs of maintaining your policy, such as billing, policy transactions and policyowner communications. This charge is designed to reimburse us for expenses and we do not expect to profit from it. The amount of the monthly administrative charge depends upon the initial Face Amount, the policy year and the issue age of the insured person as follows:

                 FACE AMOUNT RANGE              FACE AMOUNT RANGE               FACE AMOUNT RANGE
  ISSUE AGE      $50,000 TO $99,999             $100,000 TO $499,999            $500,000 AND OVER
------------------------------------------------------------------------------------------------------------
    0-29         $20 in years 1 & 2             $40 in year 1                   $25 in year 1
                 $8 in years 3 and later*       $6 in year 2 and later*         $6 in year 2 and later*

     30+         $30 in years 1 & 2             $55 in year 1                   $25 in year 1
                 $8 in years 3 and later*       $6 in year 2 and later*         $6 in year 2 and later*

*GUARANTEED NEVER TO BE MORE THAN $10.

The monthly administrative charge will increase from $6 to $8 if you request a Face Amount reduction that moves the policy into the lowest Face Amount range. The charge will decrease from $8 to $6 if you request a Face Amount increase after the second policy year that moves the policy out of the lowest Face Amount range (the $20 or $30 charge will continue through the second policy year).

Cost Of Insurance Charge. The cost of insurance charge is calculated by multiplying the net amount at risk at the beginning of the policy month by the monthly cost of insurance rate applicable to the insured person at that time. The net amount at risk is the difference between the current death benefit (not including any term coverage on the insured person) and the amount in your Policy Account. See ADDITIONAL BENEFITS MAY BE AVAILABLE on page 12 for a description of term insurance riders.

Your cost of insurance charge will vary from month to month with changes in the net amount at risk. For example, if the current death benefit for the month is increased because the death benefit is based on a percentage multiple of the Policy Account, then the net amount at risk for the month will increase. Assuming the percentage multiple is not in effect, increases or decreases to the Policy Account will result in a corresponding decrease or increase to the net amount at risk under Option A policies, but no change to the net amount at risk under Option B policies. Increases or decreases to the Policy Account can result from making premium payments, investment experience or the deduction of charges.

The monthly cost of insurance rate applicable to your policy will be based on our current monthly cost of insurance rates. The current monthly cost of insurance rates may be changed from time to time. However, the current rates will never be more than the guaranteed maximum rates set forth in your policy. The guaranteed rates are based on the Commissioner's 1980 Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. The current and guaranteed monthly cost of insurance rates are determined based on the sex, age, rating class and tobacco user status of the insured person. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since a policy has been issued) and the Face Amount. Current cost of insurance rates are generally highest for Face Amounts less than $100,000 and generally lowest for Face Amounts of $200,000 and above.

Beginning in the tenth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account value on the date such charges are assessed. This means that the larger your unloaned Policy Account value, the greater your potential reduction in current cost of insurance charges. This percentage begins at an annual rate of .05%, grading up to an annual rate of .50% in policy years 26 and later. Effective on or about July 1, 1996, we intend to increase this cost of insurance charge reduction to grade up to .65% in policy years 25 and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed. We may in the future increase, decrease, change the duration of, or eliminate the amount of the current cost of insurance charge reduction without advance notice to you. Because Incentive Life Plus was offered for the first time in 1995, no reduction of cost of insurance charges in the tenth policy year has yet been attained.

Lower current cost of insurance rates apply at most ages for insured persons who qualify as non-tobacco users. To qualify, an insured person must meet additional requirements that relate to tobacco use. In addition, the insured person must be age twenty or over. Insured persons who are under twenty years of age may ask us to review their current tobacco habits when they reach the policy anniversary nearest their twentieth birthday.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. Cost of insurance rates applicable to a policy issued in Montana will not be greater than the comparable male rates set forth or illustrated in this prospectus. Similarly, illustrated policy values in Part 4 would be no less favorable for comparable policies issued in this state. The guaranteed cost of insurance rates for Incentive Life Plus policies in this state are based on the Commissioner's 1980 Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table.

Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Death Benefit Guarantee Charge. One cent per $1,000 of Face Amount (including any amount of yearly renewable term insurance) is deducted monthly to compensate us for the risk we assume by guaranteeing the death benefit under the death benefit guarantee provision. This charge is deducted regardless of whether specified premiums are paid, but it will not be deducted after the death benefit guarantee provision terminates. This charge will not be deducted in states where the death benefit guarantee provision is not available.

Charges For Additional Benefits. The cost of any additional benefits you choose will be deducted monthly. Your policy contains tables showing the guaranteed maximum charges for all of these insurance costs.

Transaction Charges. In addition to the monthly deductions from your Policy Account described above, we charge fees for certain policy transactions: see PARTIAL WITHDRAWALS on page 15, CHANGING THE FACE AMOUNT on page 10, SUBSTITUTION OF INSURED PERSON on page 11, LIVING BENEFIT OPTION on page 12 and TRANSFERS OF POLICY ACCOUNT VALUE on page 13. Also, if, after your policy is issued, you request more than one illustration in a policy year, we may charge a fee. See ILLUSTRATIONS OF POLICY BENEFITS on page 28.

Mortality And Expense Risk Charge For New York Policyowners. We make a monthly charge for certain mortality and expense risks that we assume. For policies issued in New York, this charge will be made at an annual current rate of .60% of the unloaned Policy Account value on the date this charge is assessed. The guaranteed rate is .90%. However, policies issued in New York on or about July 1, 1996, and after, will have this charge deducted against the assets of our Separate Account. See CHARGES AGAINST THE SEPARATE ACCOUNT below. If your policy will be issued in New York, ask your agent which method of deducting this charge will apply to your policy.

How Policy Account Charges Are Allocated. Generally, deductions from your Policy Account for monthly charges are made from the Funds and the unloaned portion of our Guaranteed Interest Account in accordance with the deduction allocation percentages specified in your application unless you instruct us in writing to do otherwise. See PREMIUM AND MONTHLY CHARGE ALLOCATIONS on page 9. If a deduction cannot be made in accordance with these percentages, it will be made based on the proportions that your unloaned amounts in the Guaranteed Interest Account and your amounts in the Funds bear to the total unloaned value of your Policy Account.

Changes. Any changes in the cost of insurance rates, charges for additional benefits, Premium Sales Charge, mortality and expense risk charge or administrative charges will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. We reserve the right to make a charge in the future for taxes or reserves set aside for taxes, which would reduce the investment experience of the Funds. See TAX EFFECTS on page 20.

CHARGES AGAINST THE SEPARATE ACCOUNT. These charges are reflected in the unit values for the Funds of the Separate Account. See HOW WE DETERMINE THE UNIT VALUE on page 13.

A charge for assuming MORTALITY AND EXPENSE RISKS will be made. The annual current rate is .60%. The annual guaranteed rate is .90%. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your Policy Account will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risk that the cost of issuing and administering policies will be greater than we expected. If the amount collected from this charge exceeds losses from the risks assumed, it will be to our profit.

TRUST CHARGES. The Funds purchase shares of the Trust at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Trust. The Trust does not impose a sales charge. See THE TRUST'S INVESTMENT ADVISER on page 6.

SURRENDER CHARGES. There will be a difference between the amount in your Policy Account and the Cash Surrender Value of your policy for at least the first fifteen policy years. This difference is the result of the Premium Surrender Charge (which is a contingent deferred sales load) and an Administrative Surrender Charge. See also PREMIUM SALES CHARGE on page 16. These charges are contingent because you pay them only if you surrender your policy, reduce its Face Amount or it terminates. They are deferred because we do not deduct them from your premiums. Because these Surrender Charges are contingent and deferred, the amount we might collect in a policy year is not related to the actual sales expenses for that year. A table of maximum Surrender Charges (maximum Premium Surrender Charge plus the maximum Administrative Surrender Charge) appears on the Policy Information Page.

Assuming you have not previously changed the Face Amount, the pro rata Surrender Charges for a partial surrender will be determined by dividing the amount of the Face Amount decrease by the initial Face Amount and multiplying that fraction by the Surrender Charges. Face Amount reductions will be applied against prior Face Amount increases, if any, in the reverse order in which such increases occurred, and then to the original Face Amount.

Premium Surrender Charge. To determine the Premium Surrender Charge, "target" premiums are used. Target premiums are not based on the "planned" premium you determine, but are actuarially determined based on the age, sex and tobacco user status of the insured person and the Face Amount. Target premiums are different from sales load target premiums that are used to determine the Premium Sales Charge.

The maximum Premium Surrender Charge for the initial Face Amount of your policy (the "base policy") will equal 66% of one target premium. This maximum will not vary based on the amount of premiums you pay or when you pay them. After the first nine policy years, this maximum Premium Surrender Charge on the base policy begins to decrease by 11% per year on a monthly basis for policy years ten through fifteen. After fifteen years, the Premium Surrender Charge attributable to the base policy expires.

Subject to the maximum, the Premium Surrender Charge is calculated based on your actual premium payments. The Premium Surrender Charge percentage depends upon the Face Amount and the policy year in which the premium payment is made as follows:

POLICY YEAR OF                 FACE AMOUNT RANGE           FACE AMOUNT RANGE             FACE AMOUNT RANGE
PREMIUM PAYMENT                $50,000 TO $99,999          $100,000 TO $499,999          $500,000 AND OVER
-------------------------------------------------------------------------------------------------------------------
YEAR 1 (UP TO ONE
SEC GUIDELINE                         24%                            26%                         27%
ANNUAL PREMIUM)
-------------------------------------------------------------------------------------------------------------------
YEAR 1 (OVER ONE                      3%                             5%                           6%
SEC GUIDELINE
ANNUAL PREMIUM)
-------------------------------------------------------------------------------------------------------------------
YEAR 2                                3%                             5%                           6%
THROUGH 15
(ALL PREMIUMS)

The SEC Guideline Annual Premium is the level annual amount that would be payable in each policy year under certain assumptions defined by the SEC. These assumptions include cost of insurance charges based on the 1980 Commissioner's Standard Ordinary Mortality Tables, net investment earnings at an annual rate of 5%, and the fees and charges associated with the policy.

Attempting to structure the timing and amount of premium payments to reduce the potential surrender charge below the maximum is not recommended. Paying small amounts of premium in the policy's first fifteen years to reduce the potential surrender charge could increase the risk that your policy will terminate without value.

If you increase the Face Amount above the previous highest Face Amount (computed without regard to changes in Face Amount resulting from changing the death benefit option), we will establish an additional Premium Surrender Charge corresponding to the increased amount. An additional target premium attributable to the increase will be established and the additional Premium Surrender Charge will be subject to the same maximum percentage of 66%. This maximum will start to decline in the tenth year after the increase in the same manner as the Premium Surrender Charge on the base policy.

A portion of each premium payment made after a Face Amount increase will be deemed to be attributable to such increase, even if you do not increase the amount or frequency of your premium payments. The allocation of premiums between the base policy and Face Amount increases is actuarially determined in accordance with SEC regulations. Moreover, if the increase moves the policy into a higher Face Amount range, the Premium Surrender Charge percentage applied to future premiums -- even those premiums allocated to the base policy -- will be the higher percentage for that Face Amount range. Face Amount decreases do not change the Premium Surrender Charge percentage.

Administrative Surrender Charge. The Administrative Surrender Charge per $1,000 of Face Amount in the first three policy years (subject to a $3,000 maximum) is:

ISSUE AGE:     0-34       35-44       45-49        50-54        55+
                $2          $3          $4          $5           $6

After the first three policy years, the Administrative Surrender Charge grades down on a monthly basis to zero at the end of the eighth policy year.

A Face Amount increase above the previous highest Face Amount will result in a new layer of Administrative Surrender Charges applicable to the increase.

ADDITIONAL INFORMATION ABOUT INCENTIVE LIFE PLUS

YOUR POLICY CAN TERMINATE. Your insurance coverage under Incentive Life Plus continues as long as the Net Cash Surrender Value of the policy is enough to pay the monthly deductions. The Net Cash Surrender Value equals the Cash Surrender Value minus any loan and accrued loan interest. If the Net Cash Surrender Value at the beginning of any policy month is less than the deductions for that month, your policy will go into default unless the operation of either the death benefit guarantee provision or the 3-Year no lapse guarantee provision is in effect. See GUARANTEEING THE DEATH BENEFIT on page 10.

If your policy goes into default, we will notify you, and any assignees on our records, in writing, that a 61-day grace period has begun and indicate the payment that is needed to avoid policy termination at the end of the grace period. The required payment will not be more than an amount which would increase the Net Cash Surrender Value to cover total monthly deductions for three months (without regard to any investment performance in the Policy Account). The required payment and any residual Policy Account value will be used to cover the overdue deductions. However, if your Policy Account has unfavorable investment experience, the required payment may not be sufficient to cover the overdue deductions on the date we receive the payment. In this case, a new 61-day grace period will begin. While a policy is in a grace period, you may not transfer Policy Account value or make other policy changes.

If we do not receive payment within the 61 days, your policy will terminate without value. We will withdraw any amount left in your Policy Account and apply this amount to the overdue deductions, any applicable Surrender Charges and any unpaid loan and accrued loan interest. We will inform you, and any assignee, at last known addresses that your policy has ended without value. See TAX EFFECTS on page 20 for the potential tax consequences of the termination of a policy.

YOU MAY RESTORE A POLICY AFTER IT TERMINATES. You may restore a policy within six months after it terminates if you provide evidence that the insured person (and any other person insured under a rider) is still insurable, and you make the premium payment that we require to restore the policy. The policy will be restored as of the beginning of the policy month which coincides with or follows the date we approve your application. Previous loans will not be reactivated.

From the required payment we will deduct the charge for applicable taxes and the Premium Sales Charge. On the effective date of restoration, the Policy Account will be equal to the balance of the required payment plus a Surrender Charge credit. This credit will be equal to the Surrender Charges that were deducted on the date of default, but not greater than the applicable Surrender Charges as of the effective date of restoration. We will start to make monthly deductions as of the effective date of restoration. On that date, the monthly administrative charges from the beginning of the grace period to the effective date of restoration will be deducted from the Policy Account. See TAX EFFECTS on page 20 for the potential tax consequences of restoring a terminated policy. Some states may vary the time period and conditions for policy restoration.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES. When an application for an Incentive Life Plus policy is completed and submitted to us, we decide whether or not to issue the policy. This decision is made based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

The Issue Date, shown on the Policy Information Page, is the date your policy is actually issued, but if we have advanced the Register Date, the Issue Date will be the same as the Register Date. Generally, contestability is measured from the Issue Date, as is the suicide exclusion.

The Register Date, also shown on the Policy Information Page, is used to measure policy years and policy months. Charges and deductions are first made as of the Register Date. As to when coverage under the policy begins, see FLEXIBLE PREMIUMS on page 9.

Generally, we determine the Register Date based upon when we receive your full initial premium. In most cases:

o If you submit the full initial premium to your Equitable agent at the time you sign the application, and we issue the policy as it was applied for, then the Register Date will be the later of (a) the date part I of the policy application was signed or, (b) the date part II of the policy application was signed by a medical professional.

o If we do not receive your full initial premium at our Administrative Office before the Issue Date or, if the policy is not issued as applied for, the Register Date will be the same as the Issue Date.

An early Register Date may be permitted for employer sponsored cases in order to accommodate a common Register Date for all employees. We may also permit policyowners to advance a Register Date (up to three months) in employer sponsored cases. An early Register Date may also be permitted to provide a younger age at issue.

The investment start date is the date that your initial net premium begins to vary with the investment performance of the Funds or accrue interest in the Guaranteed Interest Account. Generally, the investment start date will be the same as the Register Date if the full initial premium is received at our Administrative Office before the Register Date. Otherwise, the investment start date will be the date the full initial premium is received at our Administrative Office. Thus, to the extent that your first premium is received before the Register Date, there will be a period during which the initial premium will not be experiencing investment performance. The investment start date for policies with early Register Dates will be the date the premium is received at our Administrative Office. Any subsequent premium payment received after the investment start date will begin to experience investment performance as of the date such payment is received at our Administrative Office. Remember, the amount of your initial net premium allocated to the Funds may be temporarily allocated to the Money Market Fund prior to allocation in accordance with your instructions. See FLEXIBLE PREMIUMS on page 9.


Age. Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the particular policy year.

TAX EFFECTS

This discussion is based on our understanding of the effect of the current Federal income tax laws as currently interpreted on Incentive Life Plus policies owned by U.S. resident individuals. The tax effects on corporate taxpayers subject to the Federal alternative minimum tax, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

POLICY PROCEEDS. An Incentive Life Plus policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (the Code) and as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that Incentive Life Plus will meet these requirements, and that under Federal income tax law:

o the death benefit received by the beneficiary under your Incentive Life Plus policy will not be subject to Federal income tax; and

o as long as your policy remains in force, increases in the Policy Account value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy, such as a loan or a partial withdrawal.

SPECIAL TAX RULES MAY APPLY, HOWEVER, IF YOU TRANSFER YOUR OWNERSHIP OF THE POLICY. CONSULT YOUR TAX ADVISER BEFORE ANY TRANSFER OF YOUR POLICY.

The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." The character of any income recognized will be ordinary income as opposed to capital gain.

A MODIFIED ENDOWMENT IS a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a downward adjustment formula, the Policy Account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change would occur if there was a substitution of the insured person, and could also occur as a result of a change in death benefit option, the selection of additional benefits, an increase in Face Amount and certain other changes.

If the benefits are reduced during the first seven policy years after entering into the policy (or within seven years after a material change), for example, by requesting a decrease in Face Amount or in some cases, by making a partial withdrawal or terminating additional benefits under a rider, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment. Generally, a life insurance policy which is received in exchange for a modified endowment will also be considered a modified endowment.

Changes made to a life insurance policy, for example, a decrease in benefits or the termination of or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy, as well as the maximum amount of Policy Account value that may be maintained under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. See POLICY CHANGES on page 21.

IF YOUR INCENTIVE LIFE PLUS POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest on the loan will generally not be tax deductible. After the first 15 policy years, the proceeds from a partial withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed your "Basis" in your policy. Your Basis in your policy generally will equal the premiums you have paid less any amounts previously recovered through tax-free policy distributions. During the first fifteen policy years, the proceeds from a partial withdrawal could be subject to Federal income tax to the extent your Policy Account value exceeds your Basis in your policy. The portion subject to tax will depend upon the ratio of your death benefit to the Policy Account value (or in some cases, the premiums paid) under your policy and the age of the insured person at the time of the withdrawal. In addition, if at any time your policy is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of policy loan and accrued loan interest) over your Basis will be subject to Federal income tax. IN ADDITION, IF A POLICY TERMINATES WHILE THERE IS A POLICY LOAN, THE CANCELLATION OF SUCH LOAN AND ACCRUED LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE ABOVE RULES. On the Final Policy Date, the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax.

IF YOUR POLICY IS A MODIFIED ENDOWMENT, any distribution from your policy will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial withdrawal. Any such distributions will be considered taxable income to you to the extent your Policy Account value exceeds your Basis in the policy. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowments issued by the same insurer or an affiliate to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowments.

A 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment. The penalty tax will not, however, apply to distributions
(i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. If your policy is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. If your policy terminates while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules. In addition, upon the Final Policy Date the excess of the amount of any benefit paid, not taking into account any reduction for any loan and accrued loan interest, over your Basis in the policy, will be subject to Federal income tax and, unless an exception applies, a 10% penalty tax.

If your policy becomes a modified endowment, distributions that occur during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition distributions from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. THIS MEANS THAT A DISTRIBUTION MADE FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

POLICY TERMINATIONS. A policy which has terminated without value may have the tax consequences described above even though you may be able to reinstate your policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury Department has issued final regulations regarding the diversification requirements. Failure by us to meet these requirements would disqualify your policy as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy for the period of the disqualification and subsequent periods. The Separate Account, through the Trust, intends to comply with these requirements.

In connection with the issuance of the then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular funds of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes. Under current law we believe that Equitable Variable, and not the owner of the policy, would be considered the owner of the assets of the Separate Account.

POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the policy the right to decline to accept all or part of any premium payments, decline to change death benefit options, make face amount changes or decline to make partial withdrawals that based upon our interpretation of current tax rules would cause your policy to fail to qualify. We may also make changes in the policy or its riders or require additional premium payments or make distributions from the policy to the extent we deem necessary to qualify your policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. You will be given written notice of such changes.

TAX CHANGES. The United States Congress has in the past considered, is currently considering and may in the future consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences described above may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effect. We suggest you consult your legal or tax adviser.

ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the policyowner, the death benefit under Incentive Life Plus will generally be includable in the policyowner's estate for purposes of Federal estate tax. If the policyowner is not the insured person, under certain conditions only the Cash Surrender Value of the policy would be so includable. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a Federal estate tax liability. In addition, an unlimited marital deduction may be available for Federal estate tax purposes.

As a general rule, if a "transfer" is made to a person two or more generations younger than the policyowner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to

"transfers" which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate and generation skipping taxes as well as state and local estate, inheritance and other taxes.

PENSION AND PROFIT-SHARING PLANS. If Incentive Life Plus policies are purchased by a fund which forms part of a pension or profit-sharing plan qualified under Sections 401(a) or 403 of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Account value will not be subject to Federal income tax. However, the Policy Account value will generally be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult your legal adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for Federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). You should consult your legal adviser.

OUR TAXES. Under the life insurance company tax provisions of the Code, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of the Separate Account are reported in our Federal income tax return but we currently pay no income tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any Fund for taxes. We reserve the right to make a charge in the future for taxes incurred, for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policy.

We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to the Separate Account or allocable to the policy.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if the withdrawal of money from your Policy Account or the surrender or the maturity of your policy is a taxable transaction. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

PART 3:       ADDITIONAL INFORMATION

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 1, we invest the assets in the Funds in shares of the corresponding Trust portfolios. Equitable Variable is the legal owner of the shares and will attend, and has the right to vote at, any meeting of the Trust's shareholders. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the 1940 Act, you will have the opportunity to tell us how to vote the number of shares that can be attributed to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in the Funds in the same proportions that all policyowners vote, including those who participate in other separate accounts. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios corresponding to the Funds to which your Policy Account is allocated. The number of Trust shares in each Fund that are attributable to your policy is determined by dividing the amount in your Policy Account allocated to that Fund by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board for the Trust's shareholders meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting of the Trust. Fractional shares are counted.

If you are entitled to give us voting instructions, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

SEPARATE ACCOUNT VOTING RIGHTS. Under the 1940 Act, certain actions (such as some of those described under OUR RIGHT TO CHANGE HOW WE OPERATE, below) may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the Funds. We will cast votes attributable to amounts we have in the Funds in the same proportions as votes cast by policyowners.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or the Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o add Funds to, or remove Funds from, the Separate Account, combine two or more Funds within the Separate Account, or withdraw assets relating to Incentive Life Plus from one Fund and put them into another;

o  register or end the registration of the Separate Account under the 1940 Act;

o operate the Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the 1940
   Act);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the Funds in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account may be charged an advisory fee if its investments are made directly rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a Fund, you will be notified as required by law. We may, for example, cause the Fund to invest in a mutual fund other than, or in addition to, the Trust. If you then wish to transfer the amount you have in that Fund to another Fund of the Separate Account or to the Guaranteed Interest Account, you may do so, without charge, by contacting our Administrative Office. At the same time, you may also change how your net premiums and deductions are allocated.

OUR REPORTS TO POLICYOWNERS

Shortly after the end of each policy year you will receive a report that includes information about your policy's current death benefit, Policy Account value, Cash Surrender Value and policy loan. Notices will be sent to you to confirm premium payments (except premiums paid through an automated arrangement), transfers and certain other policy transactions.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in your application and any application for change. However, there are some limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in Face Amount or a substitution of insured person) after the change has been in effect for two years during the insured person's lifetime.

o We cannot challenge an additional benefit rider that provides benefits in the event that the insured person becomes totally disabled, after two years from the later of the Issue Date or the date as of which the additional benefit rider became effective. We can require proof of continuing disability while such a rider is in effect as specified in the rider.

If the insured person dies within the time that we may challenge the validity of the policy, we may delay payment until we decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, the death benefit and any additional benefits provided will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding policy loan, accrued loan interest and any partial withdrawals of Net Cash Surrender Value. If the insured person commits suicide within two years after the effective date of an increase in Face Amount that you requested, we will pay the death benefit based on the Face Amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the transaction charge for the Face Amount increase). A new two-year suicide and contestability period will begin on the date of substitution following a substitution of insured. Some states require that we measure this time by some other date.

YOUR PAYMENT OPTIONS

Policy benefits or other payments, such as the Net Cash Surrender Value, may be paid immediately in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any Fund. Instead, interest accrues pursuant to the options chosen.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See YOUR BENEFICIARY below.) If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will be paid through the Equitable Access Account(TM). See WHEN WE PAY POLICY PROCEEDS below. The beneficiary will then have a choice of payment options. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Different payment options may result in different tax consequences.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

YOUR BENEFICIARY

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to our Administrative Office. If no beneficiary is living when the insured person dies, we will pay the death benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You  may  assign  (transfer)  your  rights  in the  policy  to  someone  else as collateral  for a loan or for some  other  reason,  if we  agree.  A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action taken before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership. BECAUSE THERE MAY BE TAX CONSEQUENCES, INCLUDING THE LOSS OF INCOME TAX-FREE TREATMENT FOR ANY DEATH BENEFIT PAYABLE TO THE BENEFICIARY, YOU SHOULD CONSULT YOUR TAX ADVISER PRIOR TO MAKING AN ASSIGNMENT.

WHEN WE PAY POLICY PROCEEDS

We will pay any death benefits, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and other documents that may be required for payment of death benefits) at our Administrative Office. Death benefits are determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the Funds. Death benefits will generally be paid through the Equitable Access Account, an interest bearing checking account. A beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest from the date of death to the date the Equitable Access Account is closed. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the agent within seven days after we receive the required documents. Our agents will take reasonable steps to arrange for prompt delivery to the beneficiary.

We may, however, delay payment if we contest the policy. We may also delay payment if we cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the SEC, or because the SEC has declared that an emergency exists. In addition, if necessary to protect our policyowners, we may delay payment where permitted under applicable law.

We may defer payment of any Net Cash Surrender Value or loan amount (except a loan to pay a premium to us) from the Guaranteed Interest Account for up to six months after we receive your request. We will pay interest of at least 3% a year from the date we receive your request if we delay more than 30 days in paying you such amounts from the Guaranteed Interest Account.

DIVIDENDS

No dividends are paid on the policy described in this prospectus.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies.

The Incentive Life Plus policy (Plan No. 94-300) has been filed with and approved by insurance officials in 50 states, the District of Columbia, Puerto Rico and the Virgin Islands. We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound.

SPECIAL CIRCUMSTANCES

Equitable Variable may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different than those normally associated with Incentive Life Plus policies. These variations will be made only in accordance with uniform rules that we establish.

DISTRIBUTION

Equico Securities, Inc. (Equico), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust under a Distribution Agreement. Equico is also the distributor of our variable life insurance policies and Equitable's variable annuity contracts under a Distribution and Servicing Agreement. Equico's principal business address is 1755 Broadway, New York, NY 10019. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (the Exchange Act) and is a member of the National Association of Securities Dealers, Inc. Equico is paid a fee for its services as distributor of our policies. In 1994 and 1995, Equitable and Equitable Variable paid Equico a fee of $216,920 and $325,380, respectively, for its services under the Distribution and Servicing Agreement. Effective on or about May 1, 1996 Equico will change its name to EQ Financial Consultants, Inc.

We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equico. The agent who sells you this policy receives sales commissions from Equitable. We reimburse Equitable from our own resources, including the Premium Sales Charge deducted from your premium and any Premium Surrender Charge we might collect. Generally, during the first policy year, the agent will receive an amount equal to a maximum of 50% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount. For policy years two through ten, the agent receives an amount up to a maximum of 6% of the premiums paid up to a certain amount and 3% of the premiums paid in excess of that amount; and, for years eleven and later, the agent receives an amount up to 3% of the premiums paid. Following a requested Face Amount increase, commissions on a portion of the premium will be calculated based on the same rates described above. Use of a term rider on the insured person in place of an equal amount of coverage under the base policy generally reduces commissions. Commissions paid to agents based upon refunded premiums will be recovered. Agents with limited years of service may be paid differently.

We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equico or of another company registered with the SEC as a broker-dealer under the Exchange Act. The commissions for independent brokers will be no more than those for agents and the same policy for recovery of commissions applies. Commissions will be paid through the registered broker-dealer.

Equitable performs certain sales and administrative duties for us pursuant to a written agreement which is automatically renewed each year, unless either party terminates. Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid and accrued to Equitable by us under the sales and services agreements totalled approximately $377.2 million in 1995, $380.5 million in 1994 and $355.7 million in 1993.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

ACCOUNTING AND ACTUARIAL EXPERTS

The financial statements of Separate Account FP and Equitable Variable included in this prospectus have been audited for the years ended December 31, 1995, 1994 and 1993 by the accounting firm of Price Waterhouse LLP, our independent auditors, as stated in their report. The financial statements of Separate Account FP and Equitable Variable for the years ended December 31, 1995, 1994 and 1993 included in this prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable Variable contained in this prospectus should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the Incentive Life Plus policies. They should not be considered as bearing upon the investment experience of the funds of the Separate Account.

Actuarial matters in this prospectus have been examined by Barbara Fraser, F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.

NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
DIRECTORS

Michel Beaulieu......................  Director of Equitable Variable since February 1992. Senior Vice President,  Equitable,  since
                                       September 1991; prior thereto,  Chief Life Actuary AXA group 1989 to 1991;  Managing Director
                                       Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

Laurent Clamagirand..................  Director of Equitable  Variable since February 1995;  Vice  President,  Financial  Reporting,
                                       Equitable,  since March 1996; prior thereto, Director from November 1994 to March 1996; prior thereto,  International Controller, AXA, January 1990 to October 1994; Director, Equitable of
                                       Colorado, since March 1995.

William T. McCaffrey.................  Director of Equitable  Variable  since  February  1987;  Senior  Executive Vice President and
                                       Chief Operating Officer,  Equitable Life, since February 1996; prior thereto,  Executive Vice
                                       President,  since  February  1986 and  Chief  Administrative  Officer  since  February  1988;
                                       Director,  Equitable Life, since February 1996 and Equitable Foundation since September 1986.

Michael J. Rich......................  Director of  Equitable  Variable  since May 1995.  Senior Vice  President,  Equitable,  since
                                       October  1994;  prior  thereto,  Vice  President of  Underwriting,  John Hancock  Mutual Life
                                       Insurance Co. since 1988.

Jose S. Suquet.......................  Director of Equitable Variable since January 1995.  Executive Vice President and Chief Agency
                                       Officer,  Equitable,  since August 1994;  prior thereto,  Agency  Manager,  Equitable,  since
                                       February 1985.

OFFICERS -- DIRECTORS

James M. Benson......................  President and Chief Executive  Officer,  Equitable  Variable since March 1996; prior thereto,
                                       President from December 1993 to March 1996; Vice Chairman of the Board,  Equitable  Variable,
                                       July 1993 to December  1993.  President & Chief  Executive  Officer,  Equitable  Life,  since
                                       February 1996;  President and Chief Operating Officer,  Equitable,  February 1994 to present;
                                       Senior  Executive  Vice  President,  April 1993 to February 1994.  Prior thereto,  President,
                                       Management  Compensation Group, 1983 to February 1993.  Director,  Alliance Capital,  October
                                       1993 to present;  National Mutual  Association of Australasia,  September 1995 to present and
                                       AXA Re Life Insurance Co., January 1995 to present.

Harvey Blitz.........................  Vice President,  Equitable  Variable since April 1995;  Director of Equitable  Variable since
                                       October 1992. Senior Vice President,  Equitable, since September 1987. Senior Vice President,
                                       The Equitable Companies  Incorporated,  since July 1992. Director,  Equico Securities,  Inc., since  September  1992;  Equitable of Colorado,  since  September  1992;  Equisource  and its subsidiaries  since October 1992, and Chairman of the Board  Frontier  Trust since  September
                                       1995 and Director of Equitable Distributors, Inc. since February 1995.

Gordon Dinsmore......................  Senior Vice  President,  Equitable  Variable,  since  February 1991.  Senior Vice  President,
                                       Equitable,  since September 1989; prior thereto, various other Equitable positions.  Director and Senior Vice  President,  March 1991 to present,  Equitable  of Colorado;  Director,  FHJV
                                       Holdings,  Inc., December 1990 to present;  Director,  Equitable  Distributors,  Inc., August
                                       1993 to present, and Director Equitable Foundation, May 1991 to present.

Jerry de St. Paer....................  Senior  Investment  Officer,  Equitable  Variable,  since April 1995;  Director of  Equitable
                                       Variable  since April 1992.  Senior  Executive  Vice  President  & Chief  Financial  Officer,
                                       Equitable  Life,  since  February  1996;  prior  thereto,  Executive  Vice  President & Chief
                                       Financial  Officer,  Equitable,  since April 1992;  Executive Vice  President  since December
                                       1990;  Senior Vice President & Treasurer June 1990 to December 1990;  Senior Vice  President,
                                       Equitable  Investment  Corporation,  January 1987 to January 1991; Executive Vice President &
                                       Chief Financial Officer,  The Equitable  Companies  Incorporated,  since May 1992;  Director,
                                       Economic Services Corporation & various Equitable subsidiaries.

NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
OFFICERS -- DIRECTORS (Continued)

Joseph J. Melone.....................  Chairman of the Board,  Equitable Variable since March 1996;  Chairman of the Board and Chief
                                       Executive Officer,  Equitable  Variable,  November 1990 to March 1996; Chairman of the Board,
                                       Equitable  Life,  since  February  1996;  prior  thereto,  Chairman  of the  Board  and Chief
                                       Executive Officer,  Equitable,  February 1994 to February 1996; President and Chief Executive
                                       Officer,  September  1992 to  February  1994;  President  and Chief  Operating  Officer  from
                                       November  1990 to  September  1992.  President  & Chief  Executive  Officer of The  Equitable
                                       Companies  Incorporated  since February 1996;  prior thereto,  President and Chief  Operating
                                       Officer since July 1992.  Prior  thereto,  President,  The  Prudential  Insurance  Company of
                                       America,  since  December  1984.  Director,  Equity & Law (United  Kingdom) and various other
                                       Equitable subsidiaries.

Peter D. Noris.......................  Executive Vice President and Chief Investment Officer,  Equitable  Variable,  since September
                                       1995.  Director of Equitable  Variable  since June 1995.  Executive  Vice President and Chief
                                       Investment  Officer,  Equitable,  since May 1995;  prior  thereto,  Vice  President,  Salomon
                                       Brothers,  Inc., 1992 to 1995; Principal of Equity Division,  Morgan Stanley & Co. Inc., from
                                       1984 to 1992. Director, various Equitable subsidiaries.

Samuel B. Shlesinger.................  Senior Vice President,  Equitable  Variable,  since February 1988.  Senior Vice President and
                                       Actuary,  Equitable; prior thereto, Vice President and Actuary.  Director,  Chairman and CEO,
                                       Equitable of Colorado.

Dennis D. Witte......................  Senior Vice  President,  Equitable  Variable,  since  February 1991;  Senior Vice  President,
                                       Equitable,  since July 1990;  prior thereto,  various other  Equitable  positions.  Director,
                                       Equitable Distributors, Inc. since February 1995.

OFFICERS

Kevin R. Byrne.......................  Treasurer,   Equitable  Variable,   since  September  1990;  Vice  President  and  Treasurer,
                                       Equitable,  since September 1993; prior thereto,  Vice President from March 1989 to September
                                       1993. Vice President and Treasurer,  The Equitable Companies Incorporated,  September 1993 to
                                       present;  Frontier Trust since August 1990;  Equisource and its subsidiaries  October 1990 to present.

Stephen Hogan........................  Vice President and Controller,  Equitable Variable, February 1994 to present. Vice President,
   135 West 50th Street                Equitable,  January 1994 to present;  prior thereto,  Controller,  John Hancock subsidiaries,
   New York, New York 10020            from 1987 to December 1993.

J. Thomas Liddle, Jr.................  Senior Vice President and Chief Financial Officer,  Equitable Variable,  since February 1986.
                                       Senior Vice  President,  Equitable,  since April 1991;  prior  thereto,  Vice  President  and
                                       Actuary, Equitable. Director, Equitable of Colorado since December 1985.

William A. Narducci..................  Vice President and Chief Claims  Officer,  Equitable  Variable,  since  February  1989.  Vice
   200 Plaza Drive                     President, Equitable, since February 1988; prior thereto, Assistant Vice President.
   Secaucus, New Jersey 07096

John P. Natoli.......................  Vice President and Chief Underwriting Officer,  Equitable Variable, since February 1988. Vice
                                       President, Equitable.

PART 4:       ILLUSTRATIONS OF POLICY BENEFITS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared. The tables show how death benefits, Policy Account and Cash Surrender Values ("policy benefits") under a hypothetical Incentive Life Plus policy could vary over time if the Funds of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. Actual investment results may be more or less than those shown. The tables are for a 40-year-old preferred risk male non-tobacco user. Planned premium payments of $4,000 for an initial Face Amount of $300,000 are assumed to be paid at the beginning of each policy year. The illustration assumes no policy loan has been taken. The differences between the Policy Account and the Cash Surrender Values in the first fifteen years are the Surrender Charges. See SURRENDER CHARGES on page 18.

The tables illustrate both current and guaranteed charges. The current charges include reductions in cost of insurance charges beginning in the tenth policy year, which are not guaranteed, and daily charges against the Separate Account Funds of .60% per annum for mortality and expense risks (.90% for the guaranteed table). The tables also assume .51% per annum for investment management (the average of the effective annual advisory fees applicable to each Trust portfolio during 1995 and the maximum advisory fee for the International Portfolio) and
 .04% per annum for direct Trust expenses. The charge reflected for direct Trust expenses exceeds the aggregate actual charges incurred by the portfolios of the Trust as a percentage of aggregate average daily Trust net assets during 1995. The effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -1.15%, on 6% it would be 4.78%, and on 12% it would be 10.72%. Remember, however, that investment management fees and direct Trust expenses vary by portfolio. See THE TRUST'S INVESTMENT ADVISER on page 6. The tables also assume a charge for taxes of 2% of premiums. There are tables for both death benefit Option A and death benefit Option B.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

The internal rate of return on Cash Surrender Value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the Cash Surrender Value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with a comparable illustration based on your policy's factors. Upon request after issuance, we will also provide a comparable illustration reflecting your actual Policy Account value. If you request illustrations more than once in any policy year, we may charge for the illustration.

                                                         INCENTIVE LIFE PLUS
                                              EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

PLANNED PREMIUM $4,000                                                                                INITIAL FACE AMOUNT $300,000
                                                             MALE AGE 40
                                                  PREFERRED RISK NON-TOBACCO USER                           DEATH BENEFIT OPTION A
                                                      ASSUMING CURRENT CHARGES

                                 DEATH BENEFIT                      POLICY ACCOUNT                   CASH SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY    ACCUMULATED  --------------------------------    --------------------------------    --------------------------------
  YEAR     PREMIUMS(1)     0%           6%         12%         0%          6%          12%         0%          6%           12%
--------   -----------  --------    --------    --------    --------    --------    --------    --------    --------    --------
    1       $  4,200    $300,000    $300,000    $300,000    $  2,376    $  2,556    $  2,737    $    474    $    654    $    835
    2          8,610     300,000     300,000     300,000       5,265       5,793       6,344       3,163       3,691       4,242
    3         13,241     300,000     300,000     300,000       8,079       9,142      10,294       5,777       6,840       7,992
    4         18,103     300,000     300,000     300,000      10,807      12,598      14,615       8,485      10,276      12,293
    5         23,208     300,000     300,000     300,000      13,454      16,172      19,353      11,112      13,830      17,011

    6         28,568     300,000     300,000     300,000      16,011      19,858      24,544      13,649      17,496      22,182
    7         34,196     300,000     300,000     300,000      18,474      23,659      30,235      16,104      21,290      27,866
    8         40,106     300,000     300,000     300,000      20,843      27,581      36,483      18,653      25,391      34,293
    9         46,312     300,000     300,000     300,000      23,139      31,653      43,375      20,949      29,463      41,185
   10         52,827     300,000     300,000     300,000      25,501      36,033      51,149      23,676      34,208      49,324

   15         90,630     300,000     300,000     300,000      36,234      60,836     104,559      36,234      60,836     104,559

   20        138,877     300,000     300,000     300,000      44,801      91,397     195,136      44,801      91,397     195,136

25 (age 65)  200,454     300,000     300,000     432,451      51,450     131,371     354,468      51,450     131,371     354,468

             INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
             ON CASH SURRENDER VALUES                ON DEATH BENEFIT
            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY     ----------------------------      ---------------------------------
  YEAR         0%         6%       12%            0%         6%          12%
--------    --------   -------   -------      ---------   ---------   ---------
    1        -88.15%   -83.65%   -79.12%      7,400.00%   7,400.00%   7,400.00%
    2        -47.98    -41.71    -35.53         717.47      717.47      717.47
    3        -32.34    -25.58    -18.99         283.61      283.61      283.61
    4        -23.82    -16.95    -10.27         162.42      162.42      162.42
    5        -18.98    -12.05     -5.35         109.30      109.30      109.30

    6        -15.95     -8.97     -2.25          80.35       80.35       80.35
    7        -13.87     -6.85     -0.12          62.43       62.43       62.43
    8        -12.16     -6.85      1.54          50.35       50.35       50.35
    9        -11.08     -4.04      2.68          41.74       41.74       41.74
   10         -9.81     -2.87      3.78          35.51       35.31       35.31

   15         -6.62      0.17      6.67          18.45       18.45       18.45

   20         -5.92      1.25      7.89          11.41       11.41       11.41

25 (age 65)   -5.60      2.04      8.74           7.67        7.67       10.00

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                              EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                                INITIAL FACE AMOUNT $300,000
                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER                          DEATH BENEFIT OPTION A
                                                     ASSUMING GUARANTEED CHARGES

                                 DEATH BENEFIT                      POLICY ACCOUNT                   CASH SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY    ACCUMULATED  --------------------------------    --------------------------------    --------------------------------
  YEAR     PREMIUMS(1)     0%           6%         12%         0%          6%          12%         0%          6%           12%
--------   -----------  --------    --------    --------    --------    --------    --------    --------    --------    --------
    1       $  4,200    $300,000    $300,000    $300,000   $ 2,340      $ 2,519     $  2,699    $   438     $   617     $    797
    2          8,610     300,000     300,000     300,000     5,136        5,656        6,199      3,034       3,554        4,097
    3         13,241     300,000     300,000     300,000     7,846        8,888       10,017      5,544       6,586        7,715
    4         18,103     300,000     300,000     300,000    10,464       12,211       14,179      8,142       9,889       11,857
    5         23,208     300,000     300,000     300,000    12,991       15,631       18,724     10,649      13,289       16,382

    6         28,568     300,000     300,000     300,000    15,419       19,143       23,683     13,057      16,781       21,321
    7         34,196     300,000     300,000     300,000    17,744       22,748       29,097     15,374      20,378       26,727
    8         40,106     300,000     300,000     300,000    19,963       26,446       35,013     17,773      24,256       32,824
    9         46,312     300,000     300,000     300,000    22,074       30,238       41,484     19,884      28,048       39,294
   10         52,827     300,000     300,000     300,000    24,067       34,120       48,563     22,242      32,295       46,738

   15         90,630     300,000     300,000     300,000    31,891       54,693       95,448     31,891      54,693       95,448

   20        138,877     300,000     300,000     300,000    34,637       76,267      170,592     34,637      76,267      170,592

25 (age 65)  200,454     300,000     300,000     360,893    29,267       97,092      295,814     29,267      97,092      295,814

             INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
             ON CASH SURRENDER VALUES                ON DEATH BENEFIT
            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY     ----------------------------      ---------------------------------
  YEAR         0%         6%       12%            0%         6%          12%
--------    --------   -------   -------      ---------   ---------   ---------
    1        -89.04%   -84.57%   -80.09%      7,400.00%   7,400.00%   7,400.00%
    2        -49.57    -43.30    -37.12         717.47      717.47      717.47
    3        -33.92    -27.13    -20.52         283.61      283.61      283.61
    4        -25.26    -18.35    -11.63         162.42      162.42      162.42
    5        -20.32    -13.33     -6.58         109.30      109.30      109.30

    6        -17.19    -10.15     -3.37          80.35       80.35       80.35
    7        -15.04     -7.95     -1.16          62.43       62.43       62.43
    8        -13.27     -6.20      0.56          50.35       50.35       50.35
    9        -12.18     -5.04      1.75          41.74       41.74       41.74
   10        -11.03     -3.93      2.81          35.31       35.31       35.31

   15         -8.41     -1.17      5.61          18.45       18.45       18.45

   20         -8.89     -0.46      6.76          11.41       11.41       11.41

25 (age 65)  -11.53     -0.23      7.58           7.67        7.67        8.85

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                              EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                                INITIAL FACE AMOUNT $300,000
                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER                          DEATH BENEFIT OPTION B
                                                      ASSUMING CURRENT CHARGES

                                 DEATH BENEFIT                      POLICY ACCOUNT                   CASH SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY    ACCUMULATED  --------------------------------    --------------------------------    --------------------------------
  YEAR     PREMIUMS(1)     0%           6%         12%         0%          6%          12%         0%          6%           12%
--------   -----------  --------    --------    --------    --------    --------    --------    --------    --------    --------
    1       $  4,200    $302,369    $302,549    $302,729    $ 2,369     $  2,549    $  2,729    $    467    $    647    $    827
    2          8,610     305,245     305,771     306,319      5,245        5,771       6,319       3,143       3,669       4,217
    3         13,241     308,037     309,094     310,239      8,037        9,094      10,239       5,735       6,792       7,937
    4         18,103     310,735     312,512     314,513     10,735       12,512      14,513       8,413      10,190      12,191
    5         23,208     313,342     316,033     319,182     13,342       16,033      19,182      11,000      13,691      16,840

    6         28,568     315,847     319,647     324,275     15,847       19,647      24,275      13,485      17,285      21,913
    7         34,196     318,247     323,355     329,831     18,247       23,355      29,831      15,877      20,985      27,461
    8         40,106     320,538     327,157     335,896     20,538       27,157      35,896      18,348      24,967      33,706
    9         46,312     322,742     331,079     342,549     22,742       31,079      42,549      20,552      28,889      40,359
   10         52,827     324,997     335,275     350,015     24,997       35,275      50,015      23,173      33,450      48,190

   15         90,630     334,955     358,486     400,222     34,955       58,486     100,222      34,955      58,486     100,222

   20        138,877     342,216     385,551     481,685     42,216       85,551     181,685      42,216      85,551     181,685

25 (age 65)  200,454     346,815     418,342     619,058     46,815      118,342     319,058      46,815     118,342     319,058

             INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
             ON CASH SURRENDER VALUES                ON DEATH BENEFIT
            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY     ----------------------------      ---------------------------------
  YEAR         0%         6%       12%            0%         6%          12%
--------    --------   -------   -------      ---------   ---------   ---------
    1        -88.32%   -83.82%   -79.31%      7,549.23%   7,463.73%   7,468.24%
    2        -48.23    -41.96    -35.80         724.99      725.74      726.53
    3        -32.62    -25.87    -19.29         287.38      287.87      288.40
    4        -24.12    -17.25    -10.58         165.08      165.52      166.01
    5        -19.30    -12.38     -5.68         111.47      111.90      112.40

    6        -16.28     -9.31     -2.59          82.24       82.68       83.21
    7        -14.23     -7.22     -0.49          64.13       64.59       65.17
    8        -12.54     -5.55      1.15          51.93       52.42       53.05
    9        -11.48     -4.44      2.28          43.22       43.73       44.43
   10        -10.23     -3.28      3.36          36.72       37.27       38.03

   15         -7.12     -0.32      6.18          19.65       20.39       21.59

   20         -6.58      0.63      7.29          12.47       13.42       15.17

25 (age 65)   -6.50      1.27      8.07           8.60        9.79       12.22

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                                         INCENTIVE LIFE PLUS
                                              EQUITABLE VARIABLE LIFE INSURANCE COMPANY
                                              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLANNED PREMIUM $4,000                                                                                INITIAL FACE AMOUNT $300,000

                                                             MALE AGE 40
                                                   PREFERRED RISK NON-TOBACCO USER                          DEATH BENEFIT OPTION B
                                                     ASSUMING GUARANTEED CHARGES

                                 DEATH BENEFIT                      POLICY ACCOUNT                   CASH SURRENDER VALUE
                          ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY    ACCUMULATED  --------------------------------    --------------------------------    --------------------------------
  YEAR     PREMIUMS(1)     0%           6%         12%         0%          6%          12%         0%          6%           12%
--------   -----------  --------    --------    --------    --------    --------    --------    --------    --------    --------
    1       $  4,200    $302,333    $302,512    $302,691    $  2,333    $  2,512    $  2,691    $    432    $    610    $    789
    2          8,610     305,115     305,633     306,174       5,115       5,633       6,174       3,013       3,531       4,072
    3         13,241     307,804     308,839     309,961       7,804       8,839       9,961       5,502       6,537       7,659
    4         18,103     310,390     312,124     314,076      10,390      12,124      14,076       8,068       9,802      11,754
    5         23,208     312,877     315,490     318,551      12,877      15,490      18,551      10,535      13,148      16,209

    6         28,568     315,254     318,931     323,411      15,254      18,931      23,411      12,892      16,569      21,049
    7         34,196     317,515     322,442     328,690      17,515      22,442      28,690      15,145      20,072      26,320
    8         40,106     319,658     326,021     334,426      19,658      26,021      34,426      17,468      23,831      32,236
    9         46,312     321,677     329,664     340,659      21,677      29,664      40,659      19,487      27,474      38,469
   10         52,827     323,563     333,363     347,428      23,563      33,363      47,428      21,783      31,538      45,603

   15         90,630     330,545     352,216     390,873      30,545      52,216      90,873      30,545      52,216      90,873

   20        138,877     331,720     369,572     455,066      31,720      69,572     155,066      31,720      69,572     155,066

25 (age 65)  200,454     323,921     380,973     548,579      23,921      80,973     248,579      23,921      80,973     248,579

             INTERNAL RATE OF RETURN             INTERNAL RATE OF RETURN
             ON CASH SURRENDER VALUES                ON DEATH BENEFIT
            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
 END OF     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
 POLICY     ----------------------------      ---------------------------------
  YEAR         0%         6%       12%            0%         6%          12%
--------    --------   -------   -------      ---------   ---------   ---------
    1        -89.21%   -84.76%   -80.28%      7,458.34%    7,462.79%  7,467.27%
    2        -49.83    -43.56    -37.40         724.81       725.55     726.32
    3        -34.21    -27.44    -20.83         287.27       287.75     288.27
    4        -25.58    -18.67    -11.96         165.00       165.42     165.90
    5        -20.65    -13.67     -6.93         111.40       111.81     112.30

    6        -17.54    -10.50     -3.74          82.17        82.60      83.11
    7        -15.42     -8.33     -1.55          64.06        64.51      65.07
    8        -13.67     -6.59      0.16          51.87        52.34      52.94
    9        -12.60     -5.46      1.32          43.15        43.65      44.31
   10        -11.47     -4.37      2.37          36.64        37.17      37.90

   15         -9.03     -1.76      5.03          19.51        20.20      21.33

   20         -9.96     -1.35      5.95          12.22        13.08      14.73

25 (age 65)  -14.05     -1.67      6.44           8.16         9.20      11.48

(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES.

THE DEATH BENEFIT GUARANTEE / THREE-YEAR NO LAPSE GUARANTEE PREMIUM FOR THIS POLICY WOULD BE $3,533.96.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, Quality Bond Division, High Yield Division, Growth and Income Division, Equity Index Division, Common Stock Division, Global Division, International Division, Aggressive Stock Division, Conservative Investors Division, Balanced Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company ("Equitable Variable Life") Separate Account FP at December 31, 1995 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Variable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1995 with the transfer agent, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
New York, NY
February 7, 1996



                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                            INTERMEDIATE
                                MONEY        GOVERNMENT      QUALITY          HIGH          GROWTH &       EQUITY
                               MARKET        SECURITIES        BOND          YIELD           INCOME         INDEX
                              DIVISION        DIVISION       DIVISION       DIVISION        DIVISION      DIVISION
                            ------------    -----------    ------------    -----------    -----------    -----------
ASSETS
Investments in shares of
  The Hudson River
  Trust -- at market
  value (Notes 2 and 7)
Cost:  $207,548,119.....    $207,638,095
         37,536,467.....                    $37,681,989
        141,011,715.....                                   $138,906,039
         68,700,148.....                                                   $72,524,129
         17,021,456.....                                                                  $19,144,802
         59,443,291.....                                                                                 $71,895,056
Receivable for sales of
  shares of The Hudson
  River Trust...........              --             --              --             --             --             --
Receivable for policy-
  related transactions..       1,030,719        472,227         195,736        671,870        272,371        214,843
                            ------------    -----------    ------------    -----------    -----------    -----------
Total Assets............     208,668,814     38,154,216     139,101,775     73,195,999     19,417,173     72,109,899
                            ------------    -----------    ------------    -----------    -----------    -----------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................       1,021,043        488,551         195,429        740,734        272,227        214,856
Payable for policy-
  related transactions..              --             --              --             --             --             --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         514,240        516,621         618,900        524,303        526,633        271,428
                            ------------    -----------    ------------    -----------     ----------    -----------
Total Liabilities.......       1,535,283      1,005,172         814,329      1,265,037        798,860        486,284
                            ------------    -----------    ------------    -----------     ----------    -----------
NET ASSETS ATTRIBUTABLE
TO POLICYOWNERS.........    $207,133,531    $37,149,044    $138,287,446    $71,930,962    $18,618,313    $71,623,615
                            ============    ===========    ============    ===========    ===========    ===========

See Notes to Financial Statements.


                                COMMON                                        AGGRESSIVE
                                STOCK            GLOBAL      INTERNATIONAL      STOCK
                               DIVISION         DIVISION        DIVISION       DIVISION
                            --------------    ------------    -----------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  966,230,780......    $1,148,055,059
       297,303,481......                      $333,829,077
        11,991,226......                                      $12,659,132
       475,758,260......                                                     $556,029,378
Receivable for sales of
  shares of The Hudson
  River Trust...........                --              --             --              --
Receivable for policy-
  related transactions..           233,000         421,042        137,166         800,569
                            --------------    ------------    -----------    ------------
Total Assets............     1,148,288,059     334,250,119     12,796,298     556,829,947
                            --------------    ------------    -----------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................           679,729         246,368        143,511       1,121,615
Payable for  policy-
  related transactions..                --              --             --              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         1,023,056         506,731        220,849         520,201
                            --------------    ------------    -----------    ------------
Total Liabilities.......         1,702,785         753,099        364,360       1,641,816
                            --------------    ------------    -----------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $1,146,585,274    $333,497,020    $12,431,938    $555,188,131
                            ==============    ============    ===========    ============

See Notes to Financial Statements.

                                         ASSET ALLOCATION SERIES
                            --------------------------------------------
                            CONSERVATIVE                       GROWTH
                             INVESTORS        BALANCED        INVESTORS
                              DIVISION        DIVISION        DIVISION
                            ------------    ------------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  162,300,470......    $172,662,590
       356,282,500......                    $399,379,687
       474,917,898......                                    $556,703,771
Receivable for sales of
  shares of The Hudson
  River Trust...........          76,736              --              --
Receivable for policy-
  related transactions..              --              --         191,779
                            ------------    ------------    ------------
Total Assets............     172,739,326     399,379,687     556,895,550
                            ------------    ------------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................              --         179,701         414,996
Payable for policy-
  related transactions..          81,465          47,918              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         570,762         586,859         602,888
                            ------------    ------------    ------------
Total Liabilities.......         652,227         814,478       1,017,884
                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $172,087,099    $398,565,209    $555,877,666
                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS


                                                                                                    INTERMEDIATE GOVERNMENT
                                                              MONEY MARKET DIVISION                   SECURITIES DIVISION
                                                      ------------------------------------   --------------------------------------



                                                              YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                      ------------------------------------   --------------------------------------

                                                         1995         1994         1993         1995          1994           1993
                                                      ----------   ----------   ----------   ----------   ------------   ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $9,225,401   $5,368,883   $4,163,389   $2,010,283   $ 5,671,984   $14,930,827
  Expenses (Note 3):
    Mortality and expense risk charges............       954,556      826,379      834,113      197,721       527,675     1,470,325
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INVESTMENT INCOME.............................     8,270,845    4,542,504    3,329,276    1,812,562     5,144,309    13,460,502
                                                      ----------   ----------   ----------   ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)    3,999,846
    Realized gain distribution from
      The Hudson River Trust......................            --           --           --           --            --    11,449,074
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED GAIN (LOSS)..........................      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)   15,448,920

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................        32,760      (14,267)    (224,885)  (2,736,863)   (1,617,237)    1,966,231
    End of period.................................        89,976       32,760      (14,267)     145,522    (2,736,863)   (1,617,237)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
  Change in unrealized appreciation/depreciation
    during the period.............................        57,216       47,027      210,618    2,882,385    (1,119,626)   (3,583,468)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      (375,131)     142,557     (129,136)   2,071,617   (11,283,602)   11,865,452
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $7,895,714   $4,685,061   $3,200,140   $3,884,179   $(6,139,293)  $25,325,954
                                                      ==========   ==========   ==========   ==========   ===========   ===========


                                                                QUALITY BOND DIVISION
                                                       -------------------------------------------

                                                                                      OCTOBER 1*
                                                                                         TO
                                                        YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                      ---------------------------    ------------

                                                          1995            1994           1993
                                                      -----------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 7,958,285    $  8,123,722    $  1,221,840
  Expenses (Note 3):
    Mortality and expense risk charges............        767,627         689,178         163,308
                                                      -----------    ------------    ------------
NET INVESTMENT INCOME.............................      7,190,658       7,434,544       1,058,532
                                                      -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       (632,666)       (410,697)           (106)
    Realized gain distribution from
      The Hudson River Trust......................             --              --         130,973
                                                      -----------    ------------    ------------
NET REALIZED GAIN (LOSS)..........................       (632,666)       (410,697)        130,867

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................    (15,521,200)     (1,886,621)            --
    End of period.................................     (2,105,676)    (15,521,200)    (1,886,621)
                                                      -----------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................     13,415,524     (13,634,579)    (1,886,621)
                                                      -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................     12,782,858     (14,045,276)    (1,755,754)
                                                      -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $19,973,516    $ (6,610,732)   $  (697,222)
                                                      ===========    ============    ===========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                                          HIGH YIELD DIVISION
                                                              ----------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  1995           1994          1993
                                                              -----------    -----------    ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $ 6,518,568    $ 4,578,946    $4,488,259
  Expenses (Note 3):
    Mortality and expense risk charges....................        371,369        305,522       285,992
                                                              -----------    -----------    ----------
NET INVESTMENT INCOME.....................................      6,147,199      4,273,424     4,202,267
                                                              -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................       (179,454)      (328,199)      107,852
    Realized gain distribution from
      The Hudson River Trust..............................             --             --     1,030,687
                                                              -----------    -----------    ----------
NET REALIZED GAIN (LOSS)..................................       (179,454)      (328,199)    1,138,539

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................       (873,103)     4,734,999       763,746
    End of period.........................................      3,823,981       (873,103)    4,734,999
                                                              -----------    -----------    ----------
  Change in unrealized appreciation/depreciation
    during the period.....................................      4,697,084     (5,608,102)    3,971,253
                                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....      4,517,630     (5,936,301)    5,109,792
                                                              -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $10,664,829    $(1,662,877)   $9,312,059
                                                              ===========    ===========    ==========

See Notes to Financial Statements.


                                                                     GROWTH & INCOME DIVISION               EQUITY INDEX DIVISION
                                                              ---------------------------------------     --------------------------
                                                                                          OCTOBER 1*                     APRIL 1*
                                                                                             TO            YEAR ENDED       TO
                                                               YEAR ENDED DECEMBER 31,   DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                                              ------------------------  -------------     -----------  -------------
                                                                 1995          1994         1993             1995           1994
                                                              ----------     ---------  -------------     -----------  -------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $  380,677     $ 108,492     $ 3,394        $   964,775    $ 596,180
  Expenses (Note 3):
    Mortality and expense risk charges....................        69,716        19,204       1,833            289,199      152,789
                                                              ----------     ---------     -------        -----------    ---------
NET INVESTMENT INCOME.....................................       310,961        89,288       1,561            675,576      443,391
                                                              ----------     ---------     -------        -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................         2,791       (11,709)       (134)             3,060       (6,949)
    Realized gain distribution from
      The Hudson River Trust..............................            --            --          --            536,890      134,154
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED GAIN (LOSS)..................................         2,791       (11,709)       (134)           539,950      127,205

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................      (141,585)         (904)         --           (399,286)          --
    End of period.........................................     2,123,346      (141,585)       (904)        12,451,765     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
  Change in unrealized appreciation/depreciation
    during the period.....................................     2,264,931      (140,681)       (904)        12,851,051     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....     2,267,722      (152,390)     (1,038)        13,391,001     (272,081)
                                                              ----------     ---------     -------        -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $2,578,683     $ (63,102)    $   523        $14,066,577    $ 171,310
                                                              ==========     =========     =======        ===========    =========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                    COMMON STOCK DIVISION                          GLOBAL STOCK DIVISION
                                         --------------------------------------------    -----------------------------------------


                                                    YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                         --------------------------------------------    -----------------------------------------
                                             1995            1994            1993            1995           1994           1993
                                         ------------    ------------    ------------    -----------    -----------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................    $ 14,259,262    $ 11,755,355    $ 10,311,886    $ 5,152,442    $ 2,768,605    $ 1,060,406
  Expenses (Note 3):
    Mortality and expense risk
      charges........................       6,050,368       4,741,008       4,005,102      1,743,898      1,211,620        466,897
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INVESTMENT INCOME................       8,208,894       7,014,347       6,306,784      3,408,544      1,556,985        593,509
                                         ------------    ------------    ------------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................      16,793,683         292,144       4,176,629      3,049,444      3,347,704      1,333,766
    Realized gain distribution from
      The Hudson River Trust.........      63,838,178      43,936,280      85,777,775      9,214,950      4,821,242     11,642,904
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED GAIN (LOSS).............      80,631,861      44,228,424      89,954,404     12,264,394      8,168,946     12,976,670

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............      (2,048,649)     71,350,568      22,647,989      3,130,280      7,062,877      2,783,724
    End of period....................     181,824,279      (2,048,649)     71,350,568     36,525,596      3,130,280      7,062,877
                                         ------------    ------------    ------------    -----------    -----------    -----------
  Change in unrealized appreciation/
    depreciation during the period...     183,872,928     (73,399,217)     48,702,579     33,395,316     (3,932,597)     4,279,153
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............     264,504,789     (29,170,793)    138,656,983     45,659,710      4,236,349     17,255,823
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $272,713,683    $(22,156,446)   $144,963,767    $49,068,254    $ 5,793,334    $17,849,332
                                         ============    ============    ============    ===========    ===========    ===========

See Notes to Financial Statements.

                                          INTERNATIONAL
                                            DIVISION                 AGGRESSIVE STOCK DIVISION
                                         --------------   --------------------------------------------
                                            APRIL 3*
                                              TO
                                          DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                         --------------   --------------------------------------------
                                              1995            1995            1994            1993
                                           ----------     ------------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................       $195,500      $  1,268,689    $    400,102    $    766,228
  Expenses (Note 3):
    Mortality and expense risk
      charges........................         36,471         2,702,978       1,944,639       1,757,109
                                            --------      ------------    ------------    ------------
NET INVESTMENT INCOME................        159,029        (1,434,289)     (1,544,537)       (990,881)
                                            --------      ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................           (790)       11,560,966      (6,075,250)     35,696,507
    Realized gain distribution from
      The Hudson River Trust.........         51,741        61,903,470              --      25,339,962
                                            --------      ------------    ------------    ------------
NET REALIZED GAIN (LOSS).............         50,951        73,464,436      (6,075,250)     61,036,469

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............             --        30,761,318      35,185,988      53,885,737
    End of period....................        667,906        80,271,118      30,761,318      35,185,988
                                            --------      ------------    ------------    ------------
  Change in unrealized appreciation/
    depreciation during the period...        667,906        49,509,800      (4,424,670)    (18,699,749)
                                            --------      ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............        718,857       122,974,236     (10,499,920)     42,336,720
                                            --------      ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........       $877,886      $121,539,947    $(12,044,457)   $ 41,345,839
                                            ========      ============    ============    ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONCLUDED)

                                                                                ASSET ALLOCATION SERIES
                                                   ---------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS DIVISION                    BALANCED DIVISION
                                                   --------------------------------------   ----------------------------------------
                                                            YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                                   --------------------------------------   ----------------------------------------
                                                       1995          1994         1993          1995          1994           1993
                                                   -----------   -----------   ----------   -----------   ------------   -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.......   $ 8,169,109   $ 6,205,574   $4,088,977   $12,276,328   $ 10,557,487   $10,062,862
  Expenses (Note 3):
    Mortality and expense risk charges..........       921,294       750,164      551,610     2,237,982      2,103,510     2,047,811
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INVESTMENT INCOME...........................     7,247,815     5,455,410    3,537,367    10,038,346      8,453,977     8,015,051
                                                   -----------   -----------   ----------   -----------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments.........      (378,551)     (421,501)      91,739    (2,466,524)       858,164     1,446,919
    Realized gain distribution from
      The Hudson River Trust....................     1,068,272            --    4,651,717    10,894,130             --    20,280,817
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED GAIN (LOSS)........................       689,721      (421,502)   4,743,456     8,427,606        858,164    21,727,736

  Unrealized appreciation (depreciation) on
    investments:
    Beginning of period.........................    (8,767,697)    1,915,037    2,223,612    (2,878,875)    37,960,661    30,072,900
    End of period...............................    10,362,120    (8,767,697)   1,915,037    43,097,187     (2,878,875)   37,960,661
                                                   -----------   -----------   ----------   -----------   ------------   -----------
  Change in unrealized appreciation/depreciation
    during the period...........................    19,129,817   (10,682,734)    (308,575)   45,976,062    (40,839,536)    7,887,761
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS................................    19,819,538   (11,104,236)   4,434,881    54,403,668    (39,981,372)   29,615,497
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................   $27,067,353   $(5,648,826)  $7,972,248   $64,442,014   $(31,527,395)  $37,630,548
                                                   ===========   ===========   ==========   ===========   ============   ===========

See Notes to Financial Statements.

                                                                  ASSET ALLOCATION SERIES
                                                      -------------------------------------------
                                                                 GROWTH INVESTORS DIVISION
                                                      -------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                          1995            1994            1993
                                                      ------------    ------------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 15,855,901    $ 10,663,204    $ 5,922,228
  Expenses (Note 3):
    Mortality and expense risk charges............       2,796,354       1,995,747      1,274,117
                                                      ------------    ------------    -----------
NET INVESTMENT INCOME.............................      13,059,547       8,667,457      4,648,111
                                                      ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       1,752,185         241,591         52,392
    Realized gain distribution from
      The Hudson River Trust......................       7,421,853              --     14,624,517
                                                      ------------    ------------    -----------
NET REALIZED GAIN (LOSS)..........................       9,174,038         241,591     14,676,909

  Unrealized appreciation (depreciation) on
  investments:
    Beginning of period...........................        (770,693)     20,567,604     12,746,740
    End of period.................................      81,785,873        (770,693)    20,567,604
                                                      ------------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................      82,556,566     (21,338,297)     7,820,864
                                                      ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      91,730,604     (21,096,706)    22,497,773
                                                      ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $104,790,151    $(12,429,249)   $27,145,884
                                                      ============    ============    ===========

See Notes to Financial Statements.

                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                INTERMEDIATE GOVERNMENT
                                                  MONEY MARKET DIVISION                           SECURITIES DIVISION
                                       ------------------------------------------   -------------------------------------------


                                                 YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------   -------------------------------------------
                                           1995           1994           1993           1995           1994            1993
                                       ------------   ------------   ------------   -----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............   $  8,270,845   $  4,542,504   $  3,329,276   $ 1,812,562   $   5,144,309   $  13,460,502
  Net realized gain (loss)..........       (432,347)        95,530       (339,754)     (810,768)    (10,163,976)     15,448,920
  Change in unrealized appreciation/
    depreciation on investments.....         57,216         47,027        210,618     2,882,385      (1,119,626)     (3,583,468)
                                       ------------   ------------   ------------   -----------   -------------   -------------

  Net increase (decrease)
    from operations.................      7,895,714      4,685,061      3,200,140     3,884,179      (6,139,293)     25,325,954
                                       ------------   ------------   ------------   -----------   -------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............     96,773,056     82,536,703     64,845,505    11,016,347      18,915,140      26,598,113
  Benefits and other policy-related
    transactions (Note 3)...........    (39,770,849)   (32,432,771)   (31,747,197)   (6,286,070)     (5,813,181)     (7,539,335)
  Net transfers among divisions.....      4,776,165    (25,466,044)   (50,510,704)      953,149    (125,116,319)   (180,916,946)
                                       ------------   ------------   ------------   -----------   -------------   -------------
  Net increase (decrease) from
    policy-related transactions.....     61,778,372     24,637,888    (17,412,396)    5,683,426    (112,014,360)   (161,858,168)
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......        (36,640)       (24,067)        92,890       (72,636)         15,335         (69,330)
                                       ------------   ------------   ------------   -----------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS...     69,637,446     29,298,882    (14,119,366)    9,494,969    (118,138,318)   (136,601,544)
NET ASSETS, BEGINNING OF PERIOD.....    137,496,085    108,197,203    122,316,569    27,654,075     145,792,393     282,393,937
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET ASSETS, END OF PERIOD...........   $207,133,531   $137,496,085   $108,197,203   $37,149,044   $  27,654,075   $ 145,792,393
                                       ============   ============   ============   ===========   =============   =============

See Notes to Financial Statements.


                                                     QUALITY BOND DIVISION
                                         -------------------------------------------
                                                                          OCTOBER 1*
                                                                             TO
                                            YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                         ----------------------------    -----------
                                             1995            1994           1993
                                         ------------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............     $  7,190,658    $  7,434,544    $ 1,058,532
  Net realized gain (loss)..........         (632,666)       (410,697)       130,867
  Change in unrealized appreciation/
    depreciation on investments.....       13,415,524     (13,634,579)    (1,886,621)
                                         ------------    ------------    -----------

  Net increase (decrease)
    from operations.................       19,973,516      (6,610,732)      (697,222)
                                         ------------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............        2,516,135         850,240        181,283
  Benefits and other policy-related
    transactions (Note 3)...........       (3,189,044)     (2,891,278)      (441,626)
  Net transfers among divisions.....        2,462,969      25,765,197    100,786,909
                                         ------------    ------------    -----------
  Net increase (decrease) from
    policy-related transactions.....        1,790,060      23,724,159    100,526,566
                                         ------------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......         (712,602)        255,654         38,047
                                         ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS...       21,050,974      17,369,081     99,867,391
NET ASSETS, BEGINNING OF PERIOD.....      117,236,472      99,867,391             --
                                         ------------    ------------    -----------
NET ASSETS, END OF PERIOD...........     $138,287,446    $117,236,472    $99,867,391
                                         ============    ============    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            HIGH YIELD DIVISION
                                                               ------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                  1995            1994            1993
                                                               -----------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................     $ 6,147,199    $  4,273,424    $ 4,202,267
  Net realized gain (loss)................................        (179,454)       (328,199)     1,138,539
  Change in unrealized appreciation/
    depreciation on investments...........................       4,697,084      (5,608,102)     3,971,253
                                                               -----------    ------------    -----------
  Net increase (decrease) from operations.................      10,664,829      (1,662,877)     9,312,059
                                                               -----------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      15,333,474      14,287,345     10,787,763
  Benefits and other policy-related
    transactions (Note 3).................................      (8,211,013)     (7,162,537)    (5,179,424)
  Net transfers among divisions...........................       4,789,450     (11,048,174)     1,006,671
                                                               -----------    ------------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................      11,911,911      (3,923,366)     6,615,010
                                                               -----------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................        (100,679)         16,028        (31,889)
                                                               -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................      22,476,061      (5,570,215)    15,895,180
NET ASSETS, BEGINNING OF PERIOD...........................      49,454,901      55,025,116     39,129,936
                                                               -----------    ------------    -----------
NET ASSETS, END OF PERIOD.................................     $71,930,962    $ 49,454,901    $55,025,116
                                                               ===========    ============    ===========

See Notes to Financial Statements.

                                                                    GROWTH & INCOME DIVISION                EQUITY INDEX DIVISION
                                                              -------------------------------------      --------------------------
                                                                                           OCTOBER 1*                    APRIL 1*
                                                                                              TO          YEAR ENDED        TO
                                                                YEAR ENDED DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              -------------------------   -----------    -----------    -----------
                                                                  1995          1994         1993           1995           1994
                                                              -----------    ----------   -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................    $   310,961    $   89,288    $  1,561      $   675,576    $   443,391
  Net realized gain (loss)................................          2,791       (11,709)       (134)         539,950        127,205
  Change in unrealized appreciation/
    depreciation on investments...........................      2,264,931      (140,681)       (904)      12,851,051       (399,286)
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from operations.................      2,578,683       (63,102)        523       14,066,577        171,310
                                                              -----------    ----------    --------      -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      6,464,035     2,953,965     182,381       10,308,871        690,540
  Benefits and other policy-related
    transactions (Note 3).................................     (1,385,132)     (481,430)     (6,581)      (2,111,532)      (472,818)
  Net transfers among divisions...........................      5,274,221     3,033,230     279,153       18,305,589     30,736,505
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................     10,353,124     5,505,765     454,953       26,502,928     30,954,227
                                                              -----------    ----------    --------      -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................       (221,877)        6,113       4,131          (71,293)          (134)
                                                              -----------    ----------    --------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................     12,709,930     5,448,776     459,607       40,498,212     31,125,403
NET ASSETS, BEGINNING OF PERIOD...........................      5,908,383       459,607          --       31,125,403             --
                                                              -----------    ----------    --------      -----------    -----------
NET ASSETS, END OF PERIOD.................................    $18,618,313    $5,908,383    $459,607      $71,623,615    $31,125,403
                                                              ===========    ==========    ========      ===========    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            COMMON STOCK DIVISION                         GLOBAL STOCK DIVISION
                               --------------------------------------------   ------------------------------------------


                                            YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                               --------------------------------------------   ------------------------------------------
                                     1995            1994           1993          1995           1994           1993
                               --------------   -------------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....   $    8,208,894   $  7,014,347    $ 6,306,784   $  3,408,544   $  1,556,985   $    593,509
  Net realized gain (loss)..       80,631,861     44,228,424     89,954,404     12,264,394      8,168,946     12,976,670
  Change in unrealized
    appreciation/
    depreciation on
    investments.............      183,872,928    (73,399,217)    48,702,579     33,395,316     (3,932,597)     4,279,153
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........      272,713,683    (22,156,446)   144,963,767     49,068,254      5,793,334     17,849,332
                               --------------   ------------   ------------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      216,068,996    171,525,812    124,210,476     92,666,618     77,766,997     25,508,452
  Benefits and other
    policy-related
    transactions (Note 3)...     (118,456,643)   (93,481,219)   (77,837,895)   (37,507,499)   (23,371,745)    (8,931,159)
  Net transfers among
    divisions...............      (34,354,864)    19,730,410     (9,498,455)   (12,472,104)    47,610,957     59,544,080
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............       63,257,489     97,775,003     36,874,126     42,687,015    102,006,209     76,121,373
                               --------------   ------------   ------------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................         (392,099)        44,948       (124,376)       (96,720)       (17,737)         4,085
                               --------------   ------------   ------------   ------------   ------------   ------------
INCREASE IN NET ASSETS......      335,579,073     75,663,505    181,713,517     91,658,549    107,781,806     93,974,790
NET ASSETS, BEGINNING OF
  PERIOD....................      811,006,201    735,342,696    553,629,179    241,838,471    134,056,665     40,081,875
                               --------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................   $1,146,585,274   $811,006,201   $735,342,696   $333,497,020   $241,838,471   $134,056,665
                               ==============   ============   ============   ============   ============   ============

See Notes to Financial Statements.

                               INTERNATIONAL
                                  DIVISION              AGGRESSIVE STOCK DIVISION
                                -----------   ------------------------------------------
                                 APRIL 3*
                                    TO
                                DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                -----------   ------------------------------------------
                                    1995          1995           1994            1993
                                -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....    $   159,029   $ (1,434,289)  $ (1,544,537)  $   (990,881)
  Net realized gain (loss)..         50,951     73,464,436     (6,075,250)    61,036,469
  Change in unrealized
    appreciation/
    depreciation on
    investments.............        667,906     49,509,800     (4,424,670)   (18,699,749)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........        877,886    121,539,947    (12,044,457)    41,345,839
                                -----------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      2,028,670    121,962,483    101,932,221     77,930,596
  Benefits and other
    policy-related
    transactions (Note 3)...       (339,723)   (63,165,185)   (48,604,650)   (39,462,340)
  Net transfers among
    divisions...............      9,885,952     19,367,834      4,346,636    (73,890,214)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............     11,574,899     78,165,132     57,674,207    (35,421,958)
                                -----------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................        (20,847)      (188,813)        35,791         (2,220)
                                -----------   ------------   ------------   ------------
INCREASE IN NET ASSETS......     12,431,938    199,516,266     45,665,541      5,921,661
NET ASSETS, BEGINNING OF
  PERIOD....................              0    355,671,865    310,006,324    304,084,663
                                -----------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................    $12,431,938   $555,188,131   $355,671,865   $310,006,324
                                ===========   ============   ============   ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                              ASSET ALLOCATION SERIES
                                         -----------------------------------------------------------------------------------------
                                               CONSERVATIVE INVESTORS DIVISION                       BALANCED DIVISION
                                         -------------------------------------------    ------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                         -------------------------------------------    ------------------------------------------
                                              1995            1994           1993           1995           1994           1993
                                         -------------   ------------   ------------    ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............    $  7,247,815    $  5,455,410   $  3,537,367    $ 10,038,346   $  8,453,977   $  8,015,051
  Net realized gain (loss)...........         689,721        (421,502)     4,743,456       8,427,606        858,164     21,727,736
  Change in unrealized appreciation/
    depreciation on investments......      19,129,817     (10,682,734)      (308,575)     45,976,062    (40,839,536)     7,887,761
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease)
    from operations..................      27,067,353      (5,648,826)     7,972,248      64,442,014    (31,527,395)    37,630,548
                                         ------------    ------------   ------------    ------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............      41,419,959      48,492,315     43,782,002      63,451,955     70,116,900     67,351,402
  Benefits and other policy-related
    transactions (Note 3)............     (22,866,003)    (21,612,430)   (17,644,077)    (48,742,571)   (45,655,363)   (44,497,967)
  Net transfers among divisions......      (3,379,296)     (2,076,793)     6,165,330     (18,908,540)   (19,954,097)    (6,834,099)
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease) from
    policy-related transactions......      15,174,660      24,803,092     32,303,255      (4,199,156)     4,507,440     16,019,336
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....         (95,412)         22,600         18,535        (93,214)        47,322         256,506
                                         ------------    ------------   ------------    ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS....      42,146,601      19,176,866     40,294,038      60,149,644    (26,972,633)    53,906,390
NET ASSETS, BEGINNING OF PERIOD......     129,940,498     110,763,632     70,469,594     338,415,565    365,388,198    311,481,808
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET ASSETS, END OF PERIOD............    $172,087,099    $129,940,498   $110,763,632    $398,565,209   $338,415,565   $365,388,198
                                         ============    ============   ============    ============   ============   ============

See Notes to Financial Statements.

                                                       ASSET ALLOCATION SERIES
                                            --------------------------------------------
                                                      GROWTH INVESTORS DIVISION
                                            --------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                            --------------------------------------------
                                                1995            1994            1993
                                            ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............       $ 13,059,547    $  8,667,457    $  4,648,111
  Net realized gain (loss)...........          9,174,038         241,591      14,676,909
  Change in unrealized appreciation/
    depreciation on investments......         82,556,566     (21,338,297)      7,820,864
                                            ------------    ------------    ------------
  Net increase (decrease)
    from operations..................        104,790,151     (12,429,249)     27,145,884
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............        155,616,059     139,140,391     105,136,825
  Benefits and other policy-related
    transactions (Note 3)............        (68,357,709)    (54,863,821)    (36,431,873)
  Net transfers among divisions......         (3,269,896)     20,294,785      30,908,183
                                            ------------    ------------    ------------
  Net increase (decrease) from
    policy-related transactions......         83,988,454     104,571,355      99,613,135
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....           (120,493)         15,372         (27,455)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS....        188,658,112      92,157,478     126,731,564
NET ASSETS, BEGINNING OF PERIOD......        367,219,554     275,062,076     148,330,512
                                            ------------    ------------    ------------
NET ASSETS, END OF PERIOD............       $555,877,666    $367,219,554    $275,062,076
                                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

1.  General

    Equitable Variable Life Insurance Company (Equitable Variable Life), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable Life), established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division, the Equity Index Division and the International Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life,(TM) flexible premium variable life insurance policies, Incentive Life 2000,(TM) flexible premium variable life insurance policies, Champion 2000,(TM) modified premium variable whole life insurance policies, Survivorship 2000,(TM) flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(TM) flexible premium variable life insurance policies and SP-Flex,(TM) variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life policies offered with the prospectus dated September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Policyowners may allocate amounts in their individual accounts to the Divisions of the Account and/or (except for SP-Flex policies) to the guaranteed interest division of Equitable Variable Life's General Account. Net transfers to the guaranteed interest division of the General Account and other Separate Accounts of $6,569,372, $35,120,632 and $125,668,098 for the
    years ended 1995, 1994 and 1993, respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Variable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3.  Asset Charges

    Under the Policies, Equitable Variable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series deducts this charge from the Policy Account. Under SP-Flex, Equitable Variable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1995

    Under Incentive Life, Incentive Life Plus and the Series 2000 Policies, mortality and administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus and the Series 2000 Policies, Equitable Variable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable Life for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts  Retained  by Equitable  Variable  Life in  Separate  Account  FP

    The amount retained by Equitable Variable Life in the Account arises principally from (1) contributions from Equitable Variable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts  retained  by  Equitable   Variable  Life  in  the  Account  may  be
    transferred at any time by Equitable Variable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Variable Life by investment division:

                  INVESTMENT DIVISION                               1995           1994            1993
                  -------------------                           -----------     -----------     ----------
                  Common Stock                                  $  (630,000)       --              --
                  Money Market                                     (250,000)       --           $1,145,000
                  Balanced                                         --              --              --
                  Aggressive Stock                                 (350,000)       --              --
                  High Yield                                       (100,000)       --              330,000
                  Global                                           (130,000)       --           (6,895,000)
                  Conservative Investors                           --              --              575,000
                  Growth Investors                                 --              --              130,000
                  Short-Term World Income                          --           $(5,165,329)       --
                  Intermediate Government Securities               (165,000)       --              --
                  Growth & Income                                  (685,000)       --            1,000,000
                  Quality Bond                                   (4,800,000)       --            5,000,000
                  Equity Index                                     --               200,000        --
                  International                                     200,000        --              --
                                                                -----------     -----------     ----------
                                                                $(6,910,000)    $(4,965,329)    $1,285,000
                                                                ===========     ===========     ==========

5.  Distribution and Servicing Agreements

    Equitable Variable Life has entered into a Distribution and Servicing Agreement with Equitable Life and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

    Equitable Variable Life also has entered into an agreement with Equitable Life under which Equitable Life performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

6.  Share  Substitution

    On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Division is not available for future investment.

                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note
    3).

    The tables on this page and the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.


RATES OF RETURN:
INCENTIVE LIFE,
--------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
-----------------

                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
MONEY MARKET DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     5.74 %   4.02 %   3.00 %    3.56 %   6.18 %   8.24 %   9.18 %    7.32 %   6.63 %       6.05 %
Net return................     5.11 %   3.39 %   2.35 %    2.94 %   5.55 %   7.59 %   8.53 %    6.68 %   5.99 %       5.47 %


                                                               APRIL 1(A) TO
INTERMEDIATE                     YEAR ENDED DECEMBER 31,        DECEMBER 31,
GOVERNMENT                    -----------------------------------------------
SECURITIES DIVISION             1995    1994    1993    1992       1991
-------------------             ----    ----    ----    ----       ----
Gross return..............    13.33 % (4.37)%  10.58 %  5.60 %    12.26 %
Net return................    12.65 % (4.95)%   9.88 %  4.96 %    11.60 %


                                  YEAR ENDED     OCTOBER 1(A)
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
QUALITY BOND DIVISION           1995     1994        1993
---------------------           ----     ----        ----
Gross return..............    17.02 %  (5.10)%      (0.51)%
Net return................    16.32 %  (5.67)%      (0.66)%


                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
HIGH YIELD DIVISION             1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
-------------------             ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%  5.13 %    9.73 %   4.68 %         --
Net return................     19.20 %  (3.37)%  22.41 %  11.64 %   23.72 %  (1.71)%  4.50 %    9.08 %   4.05 %         --


                                  YEAR ENDED    OCTOBER 1(A) TO
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
GROWTH & INCOME  DIVISION       1995      1994       1993
-------------------------       ----      ----       ----
Gross return..............    24.07 %   (0.58)%     (0.25)%
Net return................    23.33 %   (1.17)%     (0.41)%


                                  YEAR ENDED     MARCH 31(A) TO
                                 DECEMBER 31,     DECEMBER 31,
                              -----------------------------------
EQUITY INDEX DIVISION                1995             1994
---------------------                ----             ----
Gross return..............         36.48 %           1.08 %
Net return................         35.66 %           0.58 %

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
COMMON STOCK DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     32.45 %  (2.14)%  24.84 %   3.22 %   37.88 %  (8.12)%  25.59 %  22.43 %   7.49 %      15.65 %
Net return................     31.66 %  (2.73)%  24.08 %   2.60 %   37.06 %  (8.67)%  24.84 %  21.70 %   6.84 %      15.01 %


                                                                                                        AUGUST 31(A) TO
                                                       YEAR ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
GLOBAL DIVISION                 1995     1994     1993     1992      1991     1990     1989     1988         1987
---------------                 ----     ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............     18.81 %  5.23 %   32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %  10.88 %     (13.27)%
Net return................     18.11 %  4.60 %   31.33 %  (1.10)%   29.77 %  (6.63)%  26.17 %  10.22 %     (13.45)%


                               APRIL 3(A)
                                  TO
                              DECEMBER 31,
INTERNATIONAL DIVISION           1995
----------------------        ----------
Gross return..............      11.29 %
Net return................      10.79 %


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK  DIVISION      1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     31.63 %  (3.81)%  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %   1.17 %   7.31 %      35.88 %
Net return................     30.85 %  (4.39)%  16.05 %  (3.74)%   85.75 %  7.51 %   42.64 %   0.53 %   6.66 %      35.13 %


                                                                                                                JANUARY 26(A) TO
ASSET ALLOCATION SERIES                                    YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                           ------------------------------------------------------------------------------------------------------
BALANCED DIVISION             1995     1994      1993     1992      1991     1990     1989      1988     1987         1986
-----------------             ----     ----      ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............  19.75 %   (8.02)%  12.28 %   (2.84)%  41.26 %    0.24 %  25.83 %  13.27 %   (0.85)%      29.07 %
Net return................  19.03 %   (8.57)%  11.64 %   (3.42)%  40.42 %   (0.36)%  25.08 %  12.59 %   (1.45)%      28.34 %


                                                                                          OCTOBER 2(A) TO
                                           YEAR ENDED DECEMBER 31,                         DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS DIVISION            1995     1994     1993      1992     1991     1990               1989
------------------            ----     ----     ----      ----     ----     ----               ----
Gross return..............  20.40 %   (4.10)%  10.76 %   5.72 %   19.87 %  6.37 %             3.09 %
Net return................  19.68 %   (4.67)%  10.15 %   5.09 %   19.16 %  5.73 %             2.94 %


GROWTH INVESTORS DIVISION     1995     1994     1993      1992     1991     1990               1989
-------------------------     ----     ----     ----      ----     ----     ----               ----
Gross return..............  26.37 %   (3.15)%  15.26 %   4.90 %   48.89 %  10.66 %            3.98 %
Net return................  25.62 %   (3.73)%  14.58 %   4.27 %   48.01 %  10.00 %            3.82 %

----------------------------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
MONEY MARKET DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     5.74 %      4.02 %      3.00 %        1.11 %
Net return................     4.80 %      3.08 %      2.04 %        0.77 %


INTERMEDIATE GOVERNMENT
SECURITIES DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     13.33 %    (4.37)%     10.58 %        0.90 %
Net return................     12.31 %    (5.23)%      9.55 %        0.56 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-14

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------------------
QUALITY BOND DIVISION           1995        1994                   1993
---------------------           ----        ----                   ----
Gross return..............     17.02 %    (5.10)%                 (0.51)%
Net return................     15.97 %    (5.95)%                 (0.73)%


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
HIGH YIELD DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     19.92 %    (2.79)%     23.15 %        1.84 %
Net return................     18.84 %    (3.66)%     22.04 %        1.50 %


                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,            DECEMBER 31,
                             --------------------------------------------------
GROWTH & INCOME DIVISION        1995        1994                   1993
------------------------        ----        ----                   ----
Gross return..............     24.07 %    (0.58)%                 (0.25)%
Net return................     22.96 %    (1.47)%                 (0.48)%


                               YEAR ENDED   MARCH 1(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
EQUITY INDEX DIVISION             1995          1994
---------------------             ----          ----
Gross return..............      36.48 %        1.08 %
Net return................      35.26 %        0.33 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
COMMON STOCK DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     32.45 %    (2.14)%     24.84 %        5.28 %
Net return................     31.26 %    (3.02)%     23.70 %        4.93 %

GLOBAL DIVISION
---------------
Gross return..............     18.81 %     5.23 %     32.09 %        4.87 %
Net return................     17.75 %     4.29 %     30.93 %        4.52 %


                              APRIL 3(A) TO
                              DECEMBER 31,
                             ----------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............       11.29 %
Net return................       10.55 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
AGGRESSIVE STOCK DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     31.63 %    (3.81)%     16.77 %        11.49 %
Net return................     30.46 %    (4.68)%     15.70 %        11.11 %


ASSET ALLOCATION SERIES
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
CONSERVATIVE INVESTORS        --------------------------------------------------
DIVISION                        1995        1994        1993          1992
--------                        ----        ----        ----          ----
Gross return..............     20.40 %    (4.10)%     10.76 %        1.38 %
Net return................     19.32 %    (4.96)%      9.81 %        1.04 %


BALANCED DIVISION               1995        1994        1993          1992
-----------------               ----        ----        ----          ----
Gross return..............     19.75 %    (8.02)%     12.28 %        5.37 %
Net return................     18.68 %    (8.84)%     11.30 %        5.02 %


GROWTH INVESTORS DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     26.37 %    (3.15)%     15.26 %        6.89 %
Net return................     25.24 %    (4.02)%     14.24 %        6.53 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-15

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES(B)*
---------------------------------------

                                  YEAR ENDED DECEMBER 31,
                                 -------------------------
                                           1995
                                           ----
Money Market Division........              5.69%

Intermediate Government
Securities Division..........             13.31%

Quality Bond Division........             17.13%

High Yield Division..........             19.95%

Growth & Income Division.....             24.38%

Equity Index Division........             36.53%

Common Stock Division........             33.07%

Global Division..............             19.38%

                                   APRIL 30 TO DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
International Division.......             11.29%

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
Aggressive Stock Division....             33.00%


ASSET ALLOCATION SERIES

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                            1995
                                            ----
Conservative Investors Division...        20.59%

Balanced Division................         20.32%

Growth Investors Division.........        26.92%

--------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the period indicated is not an annual rate of return.

                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
SP-FLEX
-------

                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
MONEY MARKET DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    5.74 %   4.02 %   3.00 %    3.56 %   6.17 %   8.24 %    9.18 %   7.32 %       2.15 %
Net return................    3.86 %   2.17 %   1.13 %    1.71 %   4.29 %   6.30 %    7.24 %   5.41 %       1.62 %

                                                                 APRIL 1(A) TO
                               YEAR ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES DIVISION           1995    1994      1993    1992         1991
-------------------           ----    ----      ----    ----         ----
Gross return..............   13.33 % (4.37) %  10.58 %  5.60 %      12.10 %
Net return................   11.31 % (6.08) %   8.57 %  3.71 %      10.59 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             -------------------------------
QUALITY BOND DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       17.02 %        (2.20)%
Net return................       14.94 %        (2.35)%


                                                                                                       AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
HIGH YIELD DIVISION            1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------            ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%   5.13 %   9.73 %       1.95 %
Net return................    17.79 %  (4.52)%  20.96 %  10.30 %   22.25 %  (2.89)%   3.26 %   7.78 %       1.39 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             ---------------------------------
GROWTH & INCOME DIVISION          1995           1994
------------------------          ----           ----
Gross return..............       24.07 %        (3.40)%
Net return................       21.87 %        (3.55)%

EQUITY INDEX DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       36.48 %        (2.54)%
Net return................       34.06 %        (2.69)%


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
COMMON STOCK DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    32.45 %   2.14 %  24.84 %   3.23 %   37.87 %  (8.12)%  25.59 %   22.43 %     (22.57)%
Net return................    30.10 %  (3.88)%  22.60 %   1.38 %   35.43 %  (9.76)%  23.36 %   20.26 %     (23.00)%

GLOBAL DIVISION                1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    18.81 %   5.23 %  32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %   10.88 %     (11.40)%
Net return................    16.70 %   3.36 %  29.77 %  (2.28)%   28.23 %  (7.75)%  24.67 %    8.90 %     (11.86)%


                             APRIL 3(A) TO
                              DECEMBER 31,
                             -------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............      11.29 %
Net return................       9.82 %


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
AGGRESSIVE STOCK DIVISION      1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------------      ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    31.63 %   3.81 %  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %    1.17 %     (24.28)%
Net return................    29.30 %  (5.53)%  14.67 %  (4.89)%   83.54 %  6.23 %   40.95 %   (0.66)%     (24.68)%

------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-17

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


ASSET ALLOCATION SERIES
                               YEAR ENDED      SEPTEMBER 1(A) TO
                              DECEMBER 31,       DECEMBER 31,
CONSERVATIVE INVESTORS    ---------------------------------------
DIVISION                         1995                1994
--------                         ----                ----
Gross return..........          20.40 %             (1.83)%
Net return............          18.26 %             (1.98)%


                                                                                                       AUGUST 31(A) TO
                                                   YEAR ENDED DECEMBER 31,                               DECEMBER 31,
                        -------------------------------------------------------------------------------------------------
BALANCED DIVISION          1995     1994      1993      1992      1991     1990      1989      1988          1987
-----------------          ----     ----      ----      ----      ----     ----      ----      ----          ----
Gross return..........    19.75 %  (8.02)%   12.28 %   (2.83)%   41.27 %   0.24 %   25.83 %   13.27 %       (20.26)%
Net return............    17.62 %  (9.66)%   10.31 %   (4.57)%   38.75 %  (1.56)%   23.59 %   11.25 %       (20.71)%


                            YEAR ENDED     SEPTEMBER 1(A) TO
                           DECEMBER 31,      DECEMBER 31,
GROWTH INVESTORS         ------------------------------------
DIVISION                      1995              1994
--------                      ----              ----
Gross return...........      26.37 %          (3.16)%
Net return.............      24.12 %          (3.31)%

-------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-18

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1995 AND 1994

                                                                                                 1995               1994
                                                                                           -----------------   ----------------
ASSETS                                                                                                (IN MILLIONS)
Investments:
   Fixed maturities:
     Available for sale, at estimated fair value........................................    $     4,366.3       $    2,138.8
     Held to maturity, at amortized cost................................................             --              2,008.5
   Policy loans.........................................................................          1,300.1            1,185.2
   Mortgage loans on real estate........................................................            771.5              888.5
   Equity real estate...................................................................            525.4              641.0
   Other equity investments.............................................................            200.5              239.1
   Other invested assets................................................................            120.9              107.8
                                                                                           -----------------   ----------------
     Total investments..................................................................          7,284.7            7,208.9
Cash and cash equivalents...............................................................            277.6              182.3
Deferred policy acquisition costs.......................................................          2,037.8            2,077.1
Other assets............................................................................            250.6              240.7
Separate Accounts assets................................................................          4,611.6            3,345.3
                                                                                           -----------------   ----------------
TOTAL ASSETS............................................................................    $    14,462.3       $   13,054.3
                                                                                           =================   ================

LIABILITIES
Policyholders' account balances.........................................................    $     7,045.9       $    7,340.0
Future policy benefits and other policyholders' liabilities.............................            570.8              509.4
Other liabilities.......................................................................            521.4              441.1
Separate Accounts liabilities...........................................................          4,586.5            3,314.9
                                                                                           -----------------   ----------------
     Total liabilities..................................................................         12,724.6           11,605.4
                                                                                           -----------------   ----------------
Commitments and contingencies (Notes 7, 9, 10 and 11)

SHAREHOLDER'S EQUITY
Common stock, par value $1 per share;
   5.0 million shares authorized, 1.5 million shares issued and outstanding.............              1.5                1.5
Capital in excess of par value..........................................................          1,480.7            1,355.7
Retained earnings.......................................................................            221.6              165.5
Net unrealized investment gains (losses)................................................             44.6              (72.6)
Minimum pension liability...............................................................            (10.7)              (1.2)
                                                                                           -----------------   ----------------
     Total shareholder's equity.........................................................          1,737.7            1,448.9
                                                                                           -----------------   ----------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..............................................    $    14,462.3       $   13,054.3
                                                                                           =================   ================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
REVENUES
   Universal life and investment-type product policy fee income......    $       584.5       $      552.6       $      485.2
   Premiums..........................................................             33.7               40.1               46.9
   Net investment income.............................................            529.1              526.8              557.6
   Investment (losses) gains, net....................................              (.5)              (4.6)               1.5
   Other income......................................................              2.1                2.9                3.0
                                                                        -----------------   ----------------   -----------------
     Total revenues..................................................          1,148.9            1,117.8            1,094.2
                                                                        -----------------   ----------------   -----------------

BENEFITS AND OTHER DEDUCTIONS
   Interest credited to policyholders' account balances..............            376.1              389.3              439.2
   Policyholders' benefits...........................................            267.5              242.3              251.0
   Other operating costs and expenses................................            419.5              413.8              356.7
                                                                        -----------------   ----------------   -----------------
     Total benefits and other deductions.............................          1,063.1            1,045.4            1,046.9
                                                                        -----------------   ----------------   -----------------
Earnings before Federal income taxes and cumulative
   effect of accounting change.......................................             85.8               72.4               47.3

Federal income tax expense...........................................             29.7               25.0               20.5
                                                                        -----------------   ----------------   -----------------
Earnings before cumulative effect of accounting change...............             56.1               47.4               26.8

Cumulative effect of accounting change, net of  Federal income taxes.             --                (11.4)              --
                                                                        -----------------   ----------------   -----------------
Net Earnings.........................................................    $        56.1       $       36.0       $       26.8
                                                                        =================   ================   =================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
COMMON STOCK AT PAR VALUE, beginning and end of year.................    $         1.5       $        1.5       $        1.5
                                                                        -----------------   ----------------   -----------------
CAPITAL IN EXCESS OF PAR VALUE, beginning of year....................          1,355.7            1,305.7            1,055.7
Additional capital in excess of par value............................            125.0               50.0              250.0
                                                                        -----------------   ----------------   -----------------
Capital in excess of par value, end of year..........................          1,480.7            1,355.7            1,305.7
                                                                        -----------------   ----------------   -----------------
RETAINED EARNINGS, beginning of year.................................            165.5              129.5              102.7
Net earnings.........................................................             56.1               36.0               26.8
                                                                        -----------------   ----------------   -----------------
Retained earnings, end of year.......................................            221.6              165.5              129.5
                                                                        -----------------   ----------------   -----------------
NET UNREALIZED INVESTMENT (LOSSES) GAINS, beginning of year..........            (72.6)              22.3               11.1
Change in unrealized investment gains (losses).......................            117.2              (94.9)              11.2
                                                                        -----------------   ----------------   -----------------
Net unrealized investment gains (losses), end of year................             44.6              (72.6)              22.3
                                                                        -----------------   ----------------   -----------------
MINIMUM PENSION LIABILITY, beginning of year.........................             (1.2)              (6.3)              --
Change in minimum pension liability..................................             (9.5)               5.1               (6.3)
                                                                        -----------------   ----------------   -----------------
Minimum pension liability, end of year...............................            (10.7)              (1.2)              (6.3)
                                                                        -----------------   ----------------   -----------------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR..............................    $     1,737.7       $    1,448.9       $    1,452.7
                                                                        =================   ================   =================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
NET EARNINGS.........................................................    $        56.1       $       36.0       $       26.8
ADJUSTMENTS TO RECONCILE  NET EARNINGS TO NET CASH (USED)  PROVIDED
   BY OPERATING ACTIVITIES:
   Interest credited to policyholders' account balances..............            376.1              389.3              439.2
   General Account policy charges....................................           (618.7)            (572.8)            (496.7)
   Investment losses (gains), net....................................               .5                4.6               (1.5)
   Other, net........................................................             63.8              (17.2)             117.2
                                                                        -----------------   ----------------   -----------------
Net cash (used) provided by operating activities.....................           (122.2)            (160.1)              85.0
                                                                        -----------------   ----------------   -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Maturities and repayments.........................................            640.7              511.8            1,165.8
   Sales.............................................................          2,667.0            2,119.0            2,844.2
   Return of capital from joint ventures and limited partnerships....             23.9               14.2               56.3
   Purchases.........................................................         (3,065.9)          (2,251.7)          (4,414.0)
   Other, net........................................................           (114.8)            (102.2)             (98.8)
                                                                        -----------------   ----------------   -----------------
Net cash provided (used) by investing activities.....................            150.9              291.1             (446.5)
                                                                        -----------------   ----------------   -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
     Deposits........................................................            581.1              602.8              612.9
     Withdrawals.....................................................           (636.6)            (697.7)            (506.2)
   Capital contribution from Equitable Life..........................            125.0               50.0              250.0
   Other, net........................................................             (2.9)              (1.8)               2.0
                                                                        -----------------   ----------------   -----------------
Net cash provided (used) by financing activities.....................             66.6              (46.7)             358.7
                                                                        -----------------   ----------------   -----------------
Change in cash and cash equivalents..................................             95.3               84.3               (2.8)
Cash and cash equivalents, beginning of year.........................            182.3               98.0              100.8
                                                                        -----------------   ----------------   -----------------
Cash and Cash Equivalents, End of Year...............................    $       277.6       $      182.3       $       98.0
                                                                        =================   ================   =================
Supplemental cash flow information
   Interest Paid.....................................................    $        --         $        5.7       $        2.1
                                                                        =================   ================   =================
   Income Taxes Refunded.............................................    $        --         $        8.4       $         .3
                                                                        =================   ================   =================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

   Equitable Variable Life Insurance Company ("Equitable Variable Life") was incorporated on September 11, 1972 as a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Variable Life's operations consist principally of the sale of interest-sensitive life insurance and annuity products.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

   The accompanying consolidated financial statements include the accounts of Equitable Variable Life and its subsidiaries, (collectively "EVLICO").

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   All significant intercompany transactions and balances have been eliminated in consolidation.

   Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1995 presentation.

   Accounting Changes

   In the first quarter of 1995, EVLICO adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. EVLICO provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on EVLICO's consolidated statements of earnings and shareholder's equity.

   In the fourth quarter of 1994 (effective as of January 1, 1994), EVLICO adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $11.4 million, net of a Federal income tax benefit of $6.2 million.

   At December 31, 1993, EVLICO adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $7.2 million, net of deferred policy acquisition costs and deferred Federal income tax. Beginning coincident with issuance of SFAS No. 115 implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, EVLICO transferred $1,806.7 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $17.9 million, net of deferred policy acquisition costs and deferred Federal income tax.

   New Accounting Pronouncements

   In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. EVLICO will implement this statement as of January 1, 1996. EVLICO currently provides allowances for possible losses for assets under the scope of this statement. Management has not yet determined the impact of this statement on these assets.

   Valuation of Investments

   Fixed maturities which have been identified as available for sale are reported at estimated fair value. At December 31, 1994, fixed maturities which EVLICO had both the ability and the intent to hold to maturity, were stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things, the estimated fair value of the underlying collateral.

   Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to EVLICO's cost of funds; valuation allowances on real estate available for sale are computed using the lower of current estimated fair value, net of disposition costs, or depreciated cost.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests in which EVLICO does not have control and a majority economic interest are reported on the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

   Common stocks are carried at estimated fair value and are included in other equity investments.

   Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

   Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

   All securities are recorded in the consolidated financial statements on a trade date basis.

   Investment Results and Unrealized Investment Gains (Losses)

   Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

   Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by EVLICO are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes and deferred policy acquisition costs related to universal life and investment-type products.

   Recognition of Insurance Income and Related Expenses

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the deferred policy acquisition cost asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

   Amortization charged to income amounted to $199.0 million, $200.2 million and $135.5 million for the years ended December 31, 1995, 1994 and 1993, respectively.

   Policyholders' Account Balances and Future Policy Benefits

   EVLICO's insurance contracts primarily are universal life and investment-type contracts. Policyholders' account balances are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The future policy benefit liabilities for the remainder of EVLICO's insurance contracts, consisting primarily of supplementary contracts with life contingencies and various policy riders, are computed by various valuation methods based on assumed interest rates and mortality and morbidity assumptions reflecting EVLICO's experience and industry standards.

   Federal Income Taxes

   EVLICO is included in a consolidated Federal income tax return with Equitable Life and its other eligible subsidiaries. In accordance with an agreement between EVLICO and Equitable Life, the amount of current income taxes as determined on a separate return basis will be paid to, or received from, Equitable Life. Benefits for losses, which are paid to EVLICO to the extent they are utilized by Equitable Life, may not have been received in the absence of such agreement. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using the enacted income tax rates and laws.

   Separate Accounts

   Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of EVLICO. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

   Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders are shown as separate captions in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by management.

   The investment results of Separate Accounts are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1995, 1994 and 1993, investment results of Separate Accounts were $342.2 million, $135.9 million and $344.1 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of the Separate Accounts are included in revenues.

3. INVESTMENTS

   The following tables provide additional information relating to fixed maturities and equity securities:


                                                                              GROSS              GROSS
                                                         AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                           COST               GAINS              LOSSES           FAIR VALUE
                                                      ----------------   -----------------  -----------------   ---------------
                                                                                  (IN MILLIONS)
    December 31, 1995
    -----------------
    Fixed Maturities:
       Available for Sale:
         Corporate.................................    $    3,053.5       $      101.0       $        22.0       $    3,132.5
         Mortgage-backed...........................           573.9                7.7                  .4              581.2
         U.S. Treasury securities and U.S. government
            and agency securities..................           569.2                9.2                 2.6              575.8
         States and political subdivisions.........             4.3                 .1                --                  4.4
         Foreign governments.......................            16.2                 .8                --                 17.0
         Redeemable preferred stock................            56.8                3.7                 5.1               55.4
                                                      ----------------   -----------------  -----------------   ---------------

       Total Available for Sale....................    $    4,273.9       $      122.5       $        30.1       $    4,366.3
                                                      ================   =================  =================   ===============

    Equity Securities:
       Common stock................................    $       36.2       $       10.3       $         4.7       $       41.8
                                                      ================   =================  =================   ===============

    December 31, 1994
    -----------------
    Fixed Maturities:
       Available for Sale:
         Corporate.................................    $    1,622.3       $        5.1       $       112.6       $    1,514.8
         Mortgage-backed...........................           221.9                 .5                16.4              206.0
         U.S. Treasury securities and U.S. government
            and agency securities..................           365.4                1.4                20.7              346.1
         States and political subdivisions.........             4.8               --                    .6                4.2
         Foreign governments.......................            14.8                 .2                --                 15.0
         Redeemable preferred stock................            58.0                 .1                 5.4               52.7
                                                      ----------------   -----------------  -----------------   ---------------

       Total Available for Sale....................    $    2,287.2       $        7.3       $       155.7       $    2,138.8
                                                      ================   =================  =================   ===============

       Held to Maturity:
         Corporate.................................    $    1,812.4       $       11.9       $        93.1       $    1,731.2
         U.S. Treasury securities and U.S. government
            and agency securities..................           180.4               --                  21.7              158.7
         States and political subdivisions.........            14.4               --                    .9               13.5
         Foreign governments.......................             1.3                 .1                --                  1.4
                                                      ----------------   -----------------  -----------------   ---------------

       Total Held to Maturity......................    $    2,008.5       $       12.0       $       115.7       $    1,904.8
                                                      ================   =================  =================   ===============

    Equity Securities:
       Common stock................................    $       42.0       $       10.1       $         9.4       $       42.7
                                                      ================   =================  =================   ===============

    For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, EVLICO has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by EVLICO. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1995 and 1994, respectively, securities without a readily ascertainable market value having an amortized cost of $1,233.7 million and $1,571.5 million, respectively, had estimated fair values of $1,291.1 million and $1,512.2 million, respectively.

    The contractual maturity of bonds at December 31, 1995 are shown below:

                                                                                                  AVAILABLE FOR SALE
                                                                                          ------------------------------------

                                                                                             AMORTIZED           ESTIMATED
                                                                                                COST            FAIR VALUE
                                                                                          -----------------   ----------------

                                                                                                     (IN MILLIONS)
    Due in one year or less.............................................................   $       133.3       $      133.4
    Due in years two through five.......................................................         1,416.4            1,444.9
    Due in years six through ten........................................................         1,361.5            1,391.8
    Due after ten years.................................................................           732.0              759.6
    Mortgage-backed securities..........................................................           573.9              581.2
                                                                                          -----------------   ----------------

    Total...............................................................................   $     4,217.1       $    4,310.9
                                                                                          =================   ================

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    Investment valuation allowances and changes thereto are shown below:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------------
                                                                             1995                1994               1993
                                                                       -----------------   -----------------  -----------------
                                                                                            (IN MILLIONS)

    Balances, beginning of year....................................    $        68.5       $       87.3       $       147.2
    Additions charged to income....................................             31.0               12.7                44.4
    Deductions for writedowns and asset dispositions...............            (33.8)             (31.5)             (104.3)
                                                                      -----------------   -----------------  -----------------
    Balances, End of Year..........................................    $        65.7       $       68.5       $        87.3
                                                                      =================   =================  =================

    Balances, end of year comprise:
       Mortgage loans on real estate...............................    $        15.9       $       24.0       $        46.7
       Equity real estate..........................................             49.8               44.5                40.6
                                                                      -----------------   -----------------  -----------------

    Total..........................................................    $        65.7       $       68.5       $        87.3
                                                                      =================   =================  =================

    Deductions for writedowns and asset dispositions for 1993 include a $20.2 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

    At December 31, 1995, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $21.5 million of fixed maturities and $29.1 million of mortgage loans on real estate.

    EVLICO's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. EVLICO seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1995, approximately 11.0% of the $4,217.2 million aggregate amortized cost of bonds held by EVLICO were considered to be other than investment grade.

    In addition to its holding of corporate high yield securities, EVLICO is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

    EVLICO has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $13.7 million and $13.3 million at December 31, 1995 and 1994, respectively, of such restructured securities. The December 31, 1994 amount includes fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $5.6 million. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $1.1 million and $2.2 million in 1995, 1994 and 1993, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.4 million, $1.0 million and $1.5 million in 1995, 1994 and 1993, respectively.

    At December 31, 1995 and 1994, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $36.0 million (4.6% of total mortgage loans on real estate) and $35.2 million (3.9% of total mortgage loans on real estate), respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $173.5 million and $130.8 million at December 31, 1995 and 1994, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $16.1 million, $12.3 million and $13.9 million in 1995, 1994 and 1993, respectively. Gross interest income on these loans included in net investment income aggregated $14.0 million, $11.4 million and $11.5 million in 1995, 1994 and 1993, respectively.

    Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                             DECEMBER 31, 1995
                                                             ------------------
                                                               (IN MILLIONS)

    Impaired mortgage loans with provision for losses....     $        99.0
    Impaired mortgage loans with no provision for losses.              24.5
                                                             ------------------

    Recorded investment in impaired mortgage loans.......             123.5
    Provision for losses.................................              14.5
                                                             ------------------

    Net Impaired Mortgage Loans..........................     $       109.0
                                                             ==================

    Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    During the year ended December 31, 1995, EVLICO's average recorded investment in impaired mortgage loans was $99.2 million. Interest income recognized on these impaired mortgage loans totaled $8.2 million for the year ended December 31, 1995, including $2.2 million recognized on a cash basis.

    EVLICO's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1995 and 1994, the carrying value of equity real estate available for sale amounted to $55.6 million and $138.4 million, respectively. For the years ended December 31, 1995, 1994 and 1993, respectively, real estate of $12.2 million, $59.0 million and $92.1 million was acquired in satisfaction of debt. At December 31, 1995 and 1994, EVLICO owned $196.6 million and $230.5 million, respectively, of real estate acquired in satisfaction of debt.

    Depreciation on real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $51.0 million and $51.1 million at December 31, 1995 and 1994, respectively. Depreciation expense on real estate totaled $12.8 million, $12.7 million and $11.6 million for the years ended December 31, 1995, 1994 and 1993, respectively.

4. JOINT VENTURES AND PARTNERSHIPS

   Summarized combined financial information of real estate joint ventures (10 and 12 individual ventures as of December 31, 1995 and 1994, respectively) and of other limited partnership interests accounted for under the equity method, in which EVLICO has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                                    DECEMBER 31,
                                                                                      ------------------------------------------
                                                                                             1995                  1994
                                                                                      -------------------    ------------------
                                                                                                    (IN MILLIONS)
     FINANCIAL POSITION
     Investments in real estate, at depreciated cost...............................    $       966.3          $    1,047.0
     Investments in securities, generally at estimated fair value..................            648.5               3,061.2
     Cash and cash equivalents.....................................................             99.2                  46.4
     Other assets..................................................................             90.8                 261.9
                                                                                      -------------------    ------------------

     Total assets..................................................................          1,804.8               4,416.5
                                                                                      -------------------    ------------------

     Borrowed funds -- third party..................................................            74.4               1,233.6
     Other liabilities.............................................................            132.4                 611.0
                                                                                      -------------------    ------------------

     Total liabilities.............................................................            206.8               1,844.6
                                                                                      -------------------    ------------------

     Partners' Capital.............................................................    $     1,598.0          $    2,571.9
                                                                                      ===================    ==================

     Equity in partners' capital included above....................................    $       243.8          $      327.3
     Equity in limited partnership interests not included above....................             82.3                  50.4
     (Deficit) excess of equity in partners' capital over
        investment cost and equity earnings........................................              (.4)                  3.7
                                                                                      -------------------    ------------------

     Carrying Value................................................................    $       325.7          $      381.4
                                                                                      ===================    ==================


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Revenues of real estate joint ventures............................  $       152.3       $      180.1       $      136.6
     Revenues of other limited partnership interests...................           86.9              102.5              318.9
     Interest expense -- third party....................................         (23.1)             (88.1)             (79.7)
     Interest expense -- The Equitable..................................          (5.6)              --                 --
     Other expenses....................................................         (131.8)            (172.4)            (132.7)
                                                                        -----------------   ----------------   -----------------

     Net Earnings......................................................  $        78.7       $       22.1       $      243.1
                                                                        =================   ================   =================

     Equity in net earnings included above.............................  $        14.4       $       11.7       $       34.0
     Equity in net earnings of limited partnership
        interests not included above...................................           12.9                6.3               12.0
     Reduction of earnings in joint ventures
        over equity ownership percentage and
        amortization of differences in bases...........................           --                 (1.1)               (.1)
                                                                        -----------------   -----------------  -----------------

     Total Equity in Net Earnings......................................  $        27.3       $       16.9       $       45.9
                                                                        =================   ================   =================

5. NET INVESTMENT INCOME AND INVESTMENT (LOSSES) GAINS

   The sources of net investment income are summarized as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Fixed maturities.................................................   $       319.5       $      331.4       $      319.9
     Mortgage loans on real estate....................................            70.3               86.7              105.7
     Equity real estate...............................................            66.2               67.0               69.8
     Policy loans.....................................................            86.8               79.5               76.1
     Other equity investments.........................................            22.4               13.4               38.5
     Other investment income..........................................            30.5               24.5               17.0
                                                                        -----------------   ----------------   -----------------

     Gross investment income..........................................           595.7              602.5              627.0

     Investment expenses..............................................            66.6               75.7               69.4
                                                                        -----------------   ----------------   -----------------

     Net Investment Income............................................   $       529.1       $      526.8       $      557.6
                                                                        =================   ================   =================

   Investment (losses) gains, net, including changes in valuation allowances, are summarized as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Fixed maturities.................................................   $        23.7       $       (6.8)      $       45.1
     Mortgage loans on real estate....................................            (7.0)             (13.3)             (32.0)
     Equity real estate...............................................           (18.9)              (5.3)             (13.4)
     Other equity investments.........................................             1.7               20.8                1.8
                                                                        -----------------   ----------------   -----------------

     Investment (Losses) Gains, Net...................................   $         (.5)      $       (4.6)      $        1.5
                                                                        =================   ================   =================

   Writedowns of fixed maturities amounted to $11.1 million, $8.2 million and $1.4 million for the years ended December 31, 1995, 1994 and 1993, respectively.

   For the years ended December 31, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,551.6 million and $2,065.1 million. Gross gains of $49.6 million and $22.1 million and gross losses of $18.7 million and $24.4 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for the years ended December 31, 1995 and 1994, amounted to $240.8 million and $(215.2) million, respectively.

   Gross gains of $66.2 million and gross losses of $66.5 million were realized on sales of investments in fixed maturities held for investment and available for sale for the year ended December 31, 1993.

   Net  unrealized  investment  gains  (losses),  included  in the  consolidated
   balance   sheets  as  a  component  of  equity,   and  the  changes  for  the
   corresponding years are summarized as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Balance, beginning of year.......................................   $      (72.6)       $      22.3        $      11.1
     Changes in unrealized investment gains (losses)..................          244.7             (241.8)               3.4
     Effect of adopting SFAS No. 115..................................           --                 --                 72.2
     Changes in unrealized investment (gains) losses attributable to:
        Deferred policy acquisition costs.............................          (64.4)              95.8              (58.2)
        Deferred Federal income taxes.................................          (63.1)              51.1               (6.2)
                                                                       -----------------   ----------------   -----------------

     Balance, End of Year.............................................   $       44.6        $     (72.6)       $      22.3
                                                                        =================   ================   =================

     Balance, end of year comprises:
        Unrealized investment gains (losses) on:
          Fixed maturities............................................   $       92.4        $    (148.4)       $      66.8
          Other equity investments....................................            5.6                 .7               25.6
          Other.......................................................           (2.7)              (1.7)              --
                                                                        -----------------   ----------------   -----------------

        Total.........................................................           95.3             (149.4)              92.4
        Amounts of unrealized investment (gains) losses attributable to:
          Deferred policy acquisition costs...........................          (26.8)              37.6              (58.2)
          Deferred Federal income taxes...............................          (23.9)              39.2              (11.9)
                                                                        -----------------   ----------------   -----------------

     Total............................................................   $       44.6        $     (72.6)       $      22.3
                                                                        =================   ================   =================

6. FEDERAL INCOME TAXES

   A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
     Federal income tax expense (benefit):
        Current.......................................................   $       --          $      (1.4)       $      (3.4)
        Deferred......................................................           29.7               26.4               23.9
                                                                        -----------------   ----------------   -----------------

     Total............................................................   $       29.7        $      25.0        $      20.5
                                                                        =================   ================   =================

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and cumulative effect of accounting change by the expected Federal income tax rate of 35%.

   The sources of the difference and the tax effects of each are as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Expected Federal income tax expense..............................   $       30.0        $      25.3        $      16.6
     Tax rate adjustment..............................................           --                 --                  4.0
     Other............................................................            (.3)               (.3)               (.1)
                                                                        -----------------   ----------------   -----------------

     Federal Income Tax Expense.......................................   $       29.7        $      25.0        $      20.5
                                                                        =================   ================   =================

   The components of the net deferred Federal income tax account are as follows:


                                                                   DECEMBER 31, 1995                  DECEMBER 31, 1994
                                                            ---------------------------------  ---------------------------------
                                                                ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                            ---------------   ---------------  ---------------   ---------------
                                                                                       (IN MILLIONS)
     Deferred policy acquisition costs, reserves and
        reinsurance.......................................   $      --         $    253.8       $      --         $    250.6
     Investments..........................................          --               20.5              38.4             --
     Compensation and related benefits....................          44.3             --                52.2             --
     Other................................................           7.9             --                25.6             --
                                                            ---------------   ---------------  ---------------   ---------------

     Total................................................   $      52.2       $    274.3       $     116.2       $    250.6
                                                            ===============   ===============  ===============   ===============

   The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
     Deferred policy acquisition costs, reserves and
        reinsurance...................................................   $        3.2        $     (11.4)       $      (6.8)
     Investments......................................................           (4.2)              26.1               11.4
     Compensation and related benefits................................           13.0               (2.8)               1.9
     Other............................................................           17.7               14.5               17.4
                                                                        -----------------   ----------------   -----------------

     Deferred Federal Income Tax Expense..............................   $       29.7        $      26.4        $      23.9
                                                                        =================   ================   =================

   At December 31, 1995, EVLICO had net operating loss carryforwards of approximately $10.2 million. These loss carryforwards are available to offset future tax payments to Equitable Life under the tax sharing agreement.

7. REINSURANCE AGREEMENTS

   EVLICO cedes reinsurance to other insurance companies. EVLICO evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance is summarized as follows:


                                                                                                      DECEMBER 31,
                                                                                           ------------------------------------
                                                                                                 1995               1994
                                                                                           -----------------   ----------------
                                                                                                      (IN MILLIONS)

     Direct premiums.....................................................................   $       34.1        $      40.2
     Reinsurance ceded...................................................................            (.4)               (.1)
                                                                                           -----------------   ----------------

     Premiums............................................................................   $       33.7        $      40.1
                                                                                           =================   ================

     Universal Life and Investment-type Product Policy Fee Income Ceded..................   $       31.0        $      24.9
                                                                                           =================   ================

     Policyholders' Benefits Ceded.......................................................   $       18.7        $       8.3
                                                                                           =================   ================

   EVLICO  reinsures  mortality  risks in excess of $5.0  million  on any single
   life.   EVLICO  also  reinsures  the  entire  risk  on  certain   substandard
   underwriting risks as well as in certain other cases.

8. RELATED PARTY TRANSACTIONS

   Under a cost sharing agreement, EVLICO reimburses Equitable Life for its use of Equitable Life's personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is based on the allocated cost of the services provided. The incurred balances of these intercompany transactions, which are included in other operating costs and expenses are as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Personnel and facilities.........................................   $      249.8        $     257.9        $     252.7
     Agent commissions and fees.......................................          127.4              122.6              103.0

   These cost allocations include various employee related obligations for pensions and postretirement benefits. At December 31, 1995 and 1994, EVLICO recorded as a reduction of shareholder's equity its allocated portion of an additional minimum pension liability of $10.7 million and $1.2 million, net of Federal income taxes, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

   During 1995, 1994 and 1993, Equitable Life restructured certain operations in connection with cost reduction programs. EVLICO recorded provisions of $6.7 million, $6.9 million and $17.3 million in 1995, 1994 and 1993, respectively, relating primarily to allocated lease obligations (net of sub-lease rentals) and severance liabilities.

   EVLICO incurred investment advisory and asset management fee expenses of $17.6 million, $19.2 million and $16.0 million during 1995, 1994 and 1993, respectively.

   EVLICO and Equitable Life have an agreement whereby certain Equitable Life policyholders may purchase EVLICO's policies without presenting evidence of insurability. Under the agreement, Equitable Life pays EVLICO a conversion charge for the extra mortality risk associated with issuing these policies. EVLICO received payments of $2.9 million, $3.0 million and $3.1 million in 1995, 1994 and 1993, respectively, which were reported as other income.

   On August 31, 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993 (the "Trust"). EVLICO realized a $1.1 million gain, net of related deferred policy acquisition costs and deferred Federal income taxes. In conjunction with this transaction, EVLICO received $75.4 million of Class B notes issued by the Trust. These notes have interest rates ranging from 6.85% to 9.45%. The Class B notes are classified as other invested assets on the consolidated balance sheets.

   Net amounts payable to Equitable Life were $190.2 million and $226.7 million at December 31, 1995 and 1994, respectively.

9. DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivatives

   EVLICO primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce EVLICO's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1995 was $444.8 million. The average unexpired terms at December 31, 1995 is 3.0 years. At December 31, 1995, the cost of terminating outstanding matched swaps in a loss position was $10.1 million and the unrealized gain on outstanding matched swaps in a gain position was $3.4 million. EVLICO has no intention of terminating these contracts prior to maturity.

   Fair Value of Financial Instruments

   EVLICO defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time EVLICO's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of EVLICO was not material at December 31, 1995 and 1994.

   Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

   The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

   The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Note 3:


                                                                                       DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                                         1995                               1994
                                                            --------------------------------   --------------------------------
                                                               CARRYING        ESTIMATED          CARRYING        ESTIMATED
                                                                VALUE          FAIR VALUE          VALUE          FAIR VALUE
                                                            ---------------  ---------------   ---------------  ---------------
                                                                                      (IN MILLIONS)
     Consolidated Financial Instruments:
     Mortgage loans on real estate.......................    $      771.5     $       809.4     $      888.5     $       865.3
     Other joint ventures................................           158.7             158.7            196.4             196.4
     Policy loans........................................         1,300.1           1,374.0          1,185.2           1,138.7
     Policyholders' account balances:
        SPDA.............................................         1,265.8           1,272.0          1,744.3           1,732.7
        Annuities certain and SCNILC.....................           188.0             188.1            159.0             151.3

10. COMMITMENTS AND CONTINGENT LIABILITIES

    EVLICO is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, EVLICO has purchased single premium annuities from Equitable Life and directed Equitable Life to make payments directly to the beneficiaries. A contingent liability exists with respect to these agreements should Equitable Life be unable to meet its obligations. Management believes the need to satisfy such obligations is remote.

11. LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which EVLICO does business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive amounts, or in substantial settlements. In some states juries have substantial discretion in awarding punitive damages. EVLICO, like other life and health insurers, from time to time is involved in such litigation as well as other legal actions and proceedings in connection with its businesses. Some of these litigations have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on EVLICO's financial position or results of operations.

12. STATUTORY FINANCIAL INFORMATION

    EVLICO is restricted as to the amounts it may pay as dividends to Equitable Life. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For the years ended December 31, 1995, 1994 and 1993, statutory (loss) earnings totaled $(102.5) million, $27.3 million and $(88.4) million, respectively. No amounts are expected to be available for dividends from EVLICO to Equitable Life in 1996.

    At December 31, 1995, EVLICO, in accordance with various government and state regulations, had $4.2 million of securities deposited with such government or state agencies.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles EVLICO's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Net change in statutory surplus and capital stock................   $       (56.6)      $       64.8       $      184.4
     Change in asset valuation reserves...............................            57.8               18.5               26.0
                                                                        -----------------   ----------------   -----------------

     Net change in statutory surplus, capital stock
        and asset valuation reserves..................................             1.2               83.3              210.4
     Adjustments:
        Future policy benefits and policyholders' account balances....           (12.9)             (13.5)             (22.5)
        Initial fee liability.........................................           (34.2)             (20.3)             (11.6)
        Deferred policy acquisition costs.............................            25.1               34.7               62.2
        Deferred Federal income taxes.................................           (29.7)             (20.2)             (23.9)
        Valuation of investments......................................            38.3               19.9               25.9
        Limited risk reinsurance......................................           146.9                 .1               (5.4)
        Contribution from Equitable Life..............................          (125.0)             (50.0)            (250.0)
        Other, net....................................................            46.4                2.0               41.7
                                                                        -----------------   ----------------   -----------------

     Net Earnings.....................................................   $        56.1       $       36.0       $       26.8
                                                                        =================   ================   =================


                                                                                             DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Statutory surplus and capital stock..............................   $       720.9       $      777.6       $      712.7
     Asset valuation reserves.........................................           146.1               88.3               69.8
                                                                        -----------------   ----------------   -----------------

     Statutory surplus, capital stock and asset valuation reserves....           867.0              865.9              782.5
     Adjustments:
        Future policy benefits and policyholders' account balances....          (367.4)            (354.5)            (341.1)
        Initial fee liability.........................................          (234.7)            (200.5)            (180.3)
        Deferred policy acquisition costs.............................         2,037.8            2,077.1            1,946.7
        Deferred Federal income taxes.................................          (222.1)            (134.4)            (159.5)
        Valuation of investments......................................            68.4             (219.2)               4.4
        Limited risk reinsurance......................................          (231.7)            (378.6)            (378.7)
        Postretirement and other pension liabilities..................          (111.6)            (105.8)            (122.7)
        Other, net....................................................           (68.0)            (101.1)             (98.6)
                                                                        -----------------   ----------------   -----------------

     Shareholder's Equity.............................................   $     1,737.7       $    1,448.9       $    1,452.7
                                                                        =================   ================   =================

    REPORT OF INDEPENDENT ACCOUNTANTS

    To the Board of Directors and Shareholders of Equitable Variable Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Equitable Variable Life Insurance Company and its subsidiaries ("EVLICO") at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of EVLICO's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in Note 2 to the consolidated financial statements, EVLICO changed its methods of accounting for loan impairments in 1995, for postemployment benefits in 1994 and for investment securities in 1993.






    PRICE WATERHOUSE LLP
    New York, New York
    February 7, 1996

                                                                      APPENDIX A

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds,
(2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1995 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account funds or the Trust portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.

                         AVERAGE ANNUAL RATES OF RETURN

FOR THE
FOLLOWING                                       LONG-TERM        LONG-TERM       INTERMEDIATE         U.S.           CONSUMER
PERIODS ENDING                  COMMON         GOVERNMENT        CORPORATE        TERM GOV'T       TREASURY           PRICE
12/31/95:                       STOCKS            BONDS            BONDS            BONDS            BILLS            INDEX
--------                        ------            -----            -----            -----            -----            -----
 1 year..................        37.43            31.67            26.39            16.80             5.60             2.74
 3 years.................        15.26            12.82            10.47             7.22             4.13             2.72
 5 years.................        16.57            13.10            12.07             8.81             4.29             2.83
10 years.................        14.84            11.92            11.25             9.08             5.55             3.48
20 years.................        14.59            10.45            10.54             9.69             7.28             5.23
30 years.................        10.68             7.92             8.17             8.36             6.72             5.39
40 years.................        10.78             6.38             6.75             7.02             5.73             4.46
50 years.................        11.94             5.35             5.75             5.87             4.80             4.36
60 years.................        11.34             5.20             5.46             5.34             4.01             4.10
Since 1926...............        10.54             5.17             5.69             5.25             3.72             3.12
Inflation Adjusted
Since 1926...............         7.20             1.99             2.49             2.07             0.58             0.00

----------------------------
*Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1996 YEARBOOK,(TM)Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

Long-term Corporate Bonds -- For the period 1969-1995, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1995; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

VM522 (5/96) Cat. #126946

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP
                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1996


          Incentive Life Plus(TM)             Survivorship 2000(TM)
             Champion 2000(TM)                  Incentive Life(TM)
         Incentive Life 2000(TM)                  SP-Flex(TM)


                                    Issued By
                               EQUITABLE VARIABLE
                             LIFE INSURANCE COMPANY


                          Principal Office Located at:
                               787 Seventh Avenue
                               New York, NY 10019
      VM 521
--------------------------------------------------------------------------------
                             THE HUDSON RIVER TRUST
                          PROSPECTUS DATED MAY 1, 1996







      HRT 596
--------------------------------------------------------------------------------

                        VARIABLE LIFE INSURANCE POLICIES

                       FUNDED THROUGH SEPARATE ACCOUNT FP



INCENTIVE LIFE PLUS (94-300)
CHAMPION 2000(TM) (90-400)                     ISSUED BY
INCENTIVE LIFE 2000(TM) (90-300)               EQUITABLE VARIABLE
SURVIVORSHIP 2000(TM) (92-500)                 LIFE INSURANCE COMPANY
INCENTIVE LIFE(TM) (85-300 & 88-300)
SP-FLEX(TM) (87-500)



                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1996


INTRODUCTION. This Supplement updates certain information contained in the prospectuses for:


      o INCENTIVE LIFE PLUS dated December 19, 1994, May 1, 1995 and September 15, 1995;

      o  CHAMPION 2000 dated May 1, 1994, May 1, 1993, and November 27, 1991;

      o  INCENTIVE LIFE 2000 dated May 1, 1994, May 1, 1993 and November 27,
         1991;

      o SURVIVORSHIP 2000 dated May 1, 1995, May 1, 1994, May 1, 1993 and August 18, 1992;

      o INCENTIVE LIFE dated May 1, 1994, May 1, 1993, February 27, 1991, May 1, 1990 and August 29, 1989; and

      o  SP-FLEX dated September 30, 1987 and August 24, 1987.

For your convenience, we have consolidated the prior updating supplements that have been previously distributed. For this reason, you may already be familiar with some of the information in this prospectus supplement, but we encourage you to read it anyway. You can find the information about your policy by referring to one or more of the following headings:
                                                                            PAGE

INFORMATION RELATED TO ALL POLICIES                                           2

INFORMATION ABOUT ALL POLICIES EXCEPT SP-FLEX                                 6

INFORMATION ABOUT INCENTIVE LIFE PLUS                                         7

INFORMATION ABOUT INCENTIVE LIFE 2000 AND CHAMPION 2000                       7

INFORMATION ABOUT INCENTIVE LIFE                                              7

INFORMATION ABOUT SP-FLEX                                                     8

You should attach this Supplement to your prospectus and retain it for future reference. Equitable Variable Life Insurance Company (Equitable Variable) will send you an additional copy of any prospectus or supplement, without charge, on written request. Except as otherwise noted, terms used in this supplement have the same meaning as in the prospectus. However, we now refer to the Guaranteed
Interest Division as the Guaranteed Interest Account and to divisions of Separate Account FP as "Funds."

Champion 2000, Incentive Life 2000, Incentive Life and SP-Flex policies are no longer offered for sale.


                      INFORMATION RELATED TO ALL POLICIES:

  1. EQUITABLE VARIABLE. The information under the heading EQUITABLE VARIABLE is updated as follows: Equitable Variable was organized in 1972 in New York State as a stock life insurance company. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. At December 31, 1995, we had approximately $132.8 billion face amount of variable life insurance in force.





-------------------------------------------------------------------------------
THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

VM 521                 Copyright 1996 Equitable Variable Life Insurance Company.
                                                            All rights reserved.

 2. EQUITABLE. The information under the heading OUR PARENT, EQUITABLE is updated as follows: Equitable is a wholly-owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA S.A. (AXA), a French insurance holding company. AXA beneficially owns 60.6% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable and Equitable Variable. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies. Equitable, the Holding Company and their subsidiaries managed approximately $195.3 billion in assets as of December 31, 1995.

 3. HUDSON RIVER TRUST INVESTMENT POLICIES. Net premiums can be allocated to the Separate Account Funds or to the Guaranteed Interest Account (except for SP-Flex policyowners). The Funds of Separate Account FP in turn invest those net premiums in corresponding portfolios of The Hudson River Trust, a mutual fund. Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved. The policies and objectives of the Trust's portfolios are as follows:

-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                       INVESTMENT POLICY                                      OBJECTIVE
 ---------                       -----------------                                      ---------
 THE FIXED INCOME SERIES:

 MONEY MARKET ...........        Primarily  high quality  short-term  money market      High level of current  income  while
                                 instruments.                                           preserving  assets  and  maintaining
                                                                                        liquidity.

 INTERMEDIATE ...........        Primarily  debt  securities  issued or guaranteed      High current income  consistent with
 GOVERNMENT                      by  the  U.S.   Government,   its   agencies  and      relative stability of principal.
 SECURITIES                      instrumentalities.  Each  investment  will have a
                                 final  maturity  of not  more  than 10 years or a
                                 duration   not   exceeding   that  of  a  10-year
                                 Treasury note.

 QUALITY BOND ...........        Primarily    investment    grade   fixed   income      High current income  consistent with
                                 securities.                                            preservation of capital.

 HIGH YIELD .............        Primarily  a  diversified   mix  of  high  yield,      High  return by  maximizing  current
                                 fixed-income    securities    involving   greater      income    and,    to   the    extent
                                 volatility  of price  and risk of  principal  and      consistent   with  that   objective,
                                 income    than    high    quality    fixed-income      capital appreciation.
                                 securities.  The  medium and lower  quality  debt
                                 securities  in which the Portfolio may invest are
                                 known as "junk bonds."
 THE EQUITY SERIES:

 GROWTH & INCOME ........        Primarily    common    stocks   and    securities      High  return  through a  combination
                                 convertible into common stocks.                        of  current   income   and   capital
                                                                                        appreciation.

 EQUITY INDEX ...........        Selected  securities  in the S&P's 500 Index (the      Total  return  performance   (before
                                 "Index") which the adviser  believes will, in the      trust  expenses)  that  approximates
                                 aggregate,  approximate the  performance  results      the  investment  performance  of the
                                 of the Index.                                          Index  (including   reinvestment  of
                                                                                        dividends)    at   a   risk    level
                                                                                        consistent with that of the Index.

 COMMON STOCK ...........        Primarily  common  stock  and  other  equity-type      Long-term   growth  of  capital  and
                                 instruments.                                           increasing income.

 GLOBAL .................        Primarily equity  securities of non-United States      Long-term growth of capital.
                                 as well as United States companies.

 INTERNATIONAL ..........        Primarily equity securities selected  principally      Long-term growth of capital.
                                 to  permit  participation  in  non-United  States
                                 companies with prospects for growth.
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                       INVESTMENT POLICY                                      OBJECTIVE
 ---------                       -----------------                                      ---------
 AGGRESSIVE STOCK ..........     Primarily  common  stock  and  other  equity-type      Long-term growth of capital.
                                 securities  issued  by medium and other  smaller
                                 sized companies  with  strong  growth potential.
 ASSET ALLOCATION SERIES:
 CONSERVATIVE INVESTORS ....     Diversified mix of publicly-traded,  fixed-income      High total  return  without,  in the
                                 and  equity  securities;  asset mix and  security      adviser's  opinion,  undue  risk  to
                                 selection  are   primarily   based  upon  factors      principal.
                                 expected  to  reduce  risk.   The  Portfolio  is
                                 generally expected  to hold approximately 70% of
                                 its assets in  fixed income  securities  and 30%
                                 in equity securities.

 BALANCED ..................     Primarily  common  stocks,  publicly-traded  debt      High  return  through a  combination
                                 securities   and  high   quality   money   market      of  current   income   and   capital
                                 instruments.  The portfolio is generally expected      appreciation.
                                 to hold 50% of its  assets in  equity  securities
                                 and 50% in fixed income securities.

 GROWTH INVESTORS ..........     Diversified mix of publicly-traded,  fixed-income      High total  return  consistent  with
                                 and  equity  securities;  asset mix and  security      the   adviser's   determination   of
                                 selection   based  upon   factors   expected   to      reasonable risk.
                                 increase  possibility of high long-term  return.
                                 The  Portfolio  is  generally  expected  to hold
                                 approximately   70%  of  its  assets  in  equity
                                 securities  and 30% in  fixed income securities.
-------------------------------------------------------------------------------------------------------------------------------

     Subject to the terms described in your prospectus, you may transfer cash values between Separate Account Funds and/or change how your net premiums are allocated among Funds. See TRANSFERS OF POLICY ACCOUNT VALUE in your prospectus and CHARGE FOR TRANSFERS below.

  4. INVESTMENT PERFORMANCE. Footnote 7 to the Separate Account FP financial statements included herein contains information about the net return for each Fund. The attached prospectus supplement for The Hudson River Trust contains rates of return and other portfolio performance information of the Trust for various periods ended December 31, 1995. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the Trust portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call (212) 714-5015.

     The values reported in footnote 7 for all Policies are computed using the net rates of return for the corresponding portfolios of the Trust. The SP-Flex returns are net of charges for cost of insurance, administrative expense, and mortality and expense risks.

     The returns reported in footnote 7 for each of the other policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

  5. THE TRUST'S INVESTMENT ADVISER. The information about Alliance Capital Management L.P. (Alliance), the Trust's investment adviser, is updated as follows: As of December 31, 1995, Alliance was managing approximately $146.5 billion in assets. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

     For your convenience, we are restating that the advisory fee payable by the Trust to Alliance, which is based on the following annual percentages of the value of each portfolio's daily average net assets:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          DAILY AVERAGE NET ASSETS
                                                                              -------------------------------------------------
                                                                                   FIRST            NEXT            OVER
 PORTFOLIO                                                                      $350 MILLION    $400 MILLION    $750 MILLION
 ---------                                                                      ------------    ------------    ------------

 Common Stock, Money Market and Balanced...................................        .400%           .375%           .350%

 Aggressive Stock and Intermediate Government Securities...................        .500%           .475%           .450%

 High Yield, Global, Conservative Investors and Growth Investors...........        .550%           .525%           .500%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                          DAILY AVERAGE NET ASSETS
                                                                              -------------------------------------------------
                                                                                   FIRST            NEXT            OVER
 PORTFOLIO                                                                      $500 MILLION    $500 MILLION     $1 BILLION
 ---------                                                                      ------------    ------------     ----------
 Quality Bond and Growth & Income..........................................        .550%           .525%           .500%

                                                                                   FIRST            NEXT            OVER
 PORTFOLIO                                                                      $750 MILLION    $750 MILLION    $1.5 BILLION
 ---------                                                                      ------------    ------------    ------------

 Equity Index..............................................................        .350%           .300%           .250%

                                                                                   FIRST            NEXT            OVER
 PORTFOLIO                                                                      $500 MILLION     $1 BILLION     $1.5 BILLION
 ---------                                                                      ------------     ----------     ------------

 International.............................................................        .900            .850            .800
-------------------------------------------------------------------------------------------------------------------------------


  6. LIVING BENEFIT OPTION AVAILABLE. Subject to regulatory approval in your state and our underwriting guidelines, you may now be eligible for a Living Benefit payment under your policy. The Living Benefit enables the policyowner to receive a portion of the policy's death benefit (excluding death benefits payable under certain riders) if the insured has a terminal illness. Certain eligibility requirements will apply when you submit a Living Benefit claim (for example, satisfactory evidence of less than six month life expectancy). We will deduct an administrative charge of up to $250 from the proceeds of the Living Benefit payment. This charge may be less in some states.

     When a Living Benefit claim is paid, Equitable Variable establishes a lien against the policy. The amount of the lien is the sum of the Living Benefit payment, any accrued interest on that payment and any unpaid scheduled premium (if applicable under your policy). Interest will be charged at a rate equal to the greater of: (i) the yield on a 90-day Treasury bill and
     (ii) the maximum adjustable policy loan interest rate permitted in the state in which your policy is delivered.

     Until a death benefit is paid, or the policy is surrendered, a portion of the lien is allocated to the policy's Cash Surrender Value. This portion of the liened amount will be transferred to the Guaranteed Interest Account where it will earn interest at the same rate credited to unloaned amounts (in the case of SP-Flex policies, this portion of the liened amount will be transferred to the Money Market Fund). This portion of the liened amount will not be available for loans or partial withdrawals (if permitted under your policy). Any death benefit or Cash Surrender Value payable upon policy surrender will be reduced by the amount of the lien.

     Unlike a death benefit received by a beneficiary after the death of an insured, receipt of a Living Benefit payment may be taxable as a distribution under the policy. See TAX EFFECTS in your prospectus or, for SP-Flex policyowners, in this supplement, for a discussion of the tax treatment of distributions under the policy. Consult your tax adviser. Receipt of a Living Benefit payment may also affect a policyowner's eligibility for certain government benefits or entitlements. To submit a claim for this benefit and receive a copy of the Living Benefit rider, please contact your Equitable agent.

  7. TELEPHONE TRANSFERS. The information under the heading Telephone Transfers is updated, as follows:

     In order to make a transfer by telephone, each policyowner must first complete and return an authorization form. Authorization forms can be obtained from your Equitable agent or our Administrative Office. The completed form MUST be returned to our Administrative Office before requesting a telephone transfer.

     Telephone  transfers  may be  requested on each day we are open to transact business. You will receive the Fund's unit value as of the close of business on the day you call. We do not accept telephone transfer requests after 4:00 p.m. Eastern Time. Only one telephone transfer request is permitted per day and it may not be revoked at any time. Telephone transfer requests are automatically recorded and are invalid if incomplete information is given, portions of the request are inaudible, no authorization form is on file, or the request does not comply with the transfer limitations described in your policy.

     We have established reasonable procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any act or any failure to act resulting from our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

     During times of extreme market activity it may be impossible to contact us to make a telephone transfer. If this occurs, you should submit a written transfer request to our Administrative Office. Our rules on telephone transfers are subject to change and we reserve the right to discontinue telephone transfers in the future.

  8. TAX CHANGES. The United States Congress may in the future enact legislation that could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you, the insured person or your beneficiary. These laws may change from time to time without notice.

     The discussion of the tax effects on policy proceeds contained in your prospectus and this supplement is based on our understanding of Federal income tax laws as of the date of such prospectus or supplement, as applied to policies owned by U.S. resident individuals. The tax effects on corporate taxpayers, subject to the Federal alternative minimum tax, other non-natural owners such as trusts, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult your legal or tax adviser.

  9. DISTRIBUTION. Equico Securities Inc. ("Equico"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Trust under a Distribution Agreement. Equico is also the distributor of our variable life insurance policies and Equitable's variable annuity contracts under a Distribution and Servicing Agreement. Equico is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Equico's principal business address is 1755 Broadway, New York, NY 10019. Equico is paid a fee for its services as distributor of our policies. In 1994 and 1995, Equitable and Equitable Variable paid Equico a fee of $216,920 and $325,380, respectively, for its services under the Distribution and Servicing Agreement. On or about May 1, 1996, Equico will change its name to EQ Financial Consultants, Inc.

     The amounts paid and accrued to Equitable by us under our sales and services agreements with Equitable totaled approximately $377.2 million in 1995, $380.5 million in 1994 and $355.7 million in 1993.

10. MANAGEMENT. A list of our directors and principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

11. LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long term results.

12. FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable Variable included in this prospectus supplement have been audited for the years ended December 31, 1995, 1994 and 1993 by the accounting firm of Price Waterhouse LLP, our independent auditors, to the extent stated in their report. The financial statements of Separate Account FP and Equitable Variable for the years ended December 31, 1995, 1994 and 1993 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

     The financial statements of Equitable Variable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Variable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Separate Account Funds.


                  INFORMATION ABOUT ALL POLICIES EXCEPT SP-FLEX

  1. AUTOMATIC TRANSFER SERVICE. We offer an Automatic Transfer Service. This service enables you to make automatic monthly transfers out of the Money Market Fund into the other Separate Account Funds.

     To start using this service you must first complete a special election form that is available from your agent or our Administrative Office. You must also have a minimum of $5,000 in the Money Market Fund on the date the Automatic Transfer Service is scheduled to begin. You can elect up to eight Separate Account Funds for monthly transfers, but the minimum amount that may be transferred to each Fund each month is $50. Automatic transfers will begin on the next monthly processing date after we receive your election form at our Administrative Office.

     The Automatic Transfer Service will remain in effect until the earliest of the following events: (1) the funds in the Money Market Fund are insufficient to cover the automatic transfer amount; (2) the policy is in a grace period; (3) we receive at our Administrative Office your written instruction to cancel the Automatic Transfer Service; (4) we receive a death claim under the policy; or (5) you elect to use your Net Cash Surrender Value to purchase a fixed-benefit insurance option (if available under your policy).

     Using the Automatic Transfer Service does not guarantee a profit or protect against loss in a declining market.

  2. CHARGE FOR TRANSFERS. We have reserved the right under your policy to make a charge of $25 for transfers of Policy Account value. You are currently able to make twelve free transfers in any policy year but we will charge $25 per transfer after the twelfth transfer. All transfers made on the same effective date (either written or by telephone) will count as one transfer. Transfers made through the Automatic Transfer Service do not count toward the twelve free transfers. There will be no charge for a transfer of all of your amounts in the Separate Account to the Guaranteed Interest Account.


                      INFORMATION ABOUT INCENTIVE LIFE PLUS

DEDUCTIONS AND CHARGES. Cost of Insurance Charge. The information under Cost of Insurance Charge is updated as follows: Beginning in the tenth policy year, current monthly cost of insurance charges are reduced by an amount equal to a percentage of your unloaned Policy Account value on the date such charges are assessed. This means that the larger your unloaned Policy Account value, the greater your potential reduction in current cost of insurance charges. This percentage begins at an annual rate of .05%, grading up to an annual rate of
 .50% in policy years 26 and later. Effective on or about July 1, 1996, we intend to increase this cost of insurance charge reduction to grade up to .65% in policy years 25 and later. This cost of insurance charge reduction applies on a current basis and is not guaranteed. We may in the future increase, decrease, change the duration of, or eliminate the amount of the current cost of insurance charge reduction without advance notice to you. Because Incentive Life Plus was offered for the first time in 1995, no reduction of cost of insurance charges in the tenth policy year has yet been attained.

             INFORMATION ABOUT INCENTIVE LIFE 2000 AND CHAMPION 2000

  1. PROSPECTUS  SUMMARY.  On  page  1 of  the  prospectus,  under  the  heading
     INVESTMENT FEATURES -- POLICY ACCOUNT the bold face text in the second bullet point is replaced by the following: REQUESTS FOR TRANSFERS OUT OF THE GUARANTEED INTEREST ACCOUNT CAN ONLY BE MADE ON OR WITHIN 30 DAYS OF A POLICY ANNIVERSARY. SUCH TRANSFERS WILL BE EFFECTIVE AS OF THE DATE WE RECEIVE YOUR REQUEST, BUT NO EARLIER THAN THE POLICY ANNIVERSARY. TRANSFERS INTO THE GUARANTEED INTEREST ACCOUNT AND AMONG ALL SEPARATE ACCOUNT FUNDS MAY BE REQUESTED AT ANY TIME.

  2. BORROWING FROM YOUR POLICY ACCOUNT. We will first allocate loan repayments to our Guaranteed Interest Account until the amount of any loan originally allocated to that account has been repaid. After you have repaid this amount, you may choose how you want us to allocate the balance of any additional repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages.

  3. MINIMUM FACE AMOUNT (INCENTIVE LIFE 2000 ONLY). The minimum Face Amount for Incentive Life 2000 is $50,000 for issue ages 65 and below. This is also the minimum Face Amount for the "designated insured option" rider described under ADDITIONAL BENEFITS MAY BE AVAILABLE in your Incentive Life 2000 prospectus.


                        INFORMATION ABOUT INCENTIVE LIFE

  1. MONTHLY ADMINISTRATIVE CHARGE. We deduct a monthly administrative charge from your Policy Account, which covers the costs associated with administering Incentive Life policies. The current administrative charge is $6 per month. This administrative charge is guaranteed never to exceed $8 per month.

  2. COST OF INSURANCE CHARGE. The tables under "Cost of Insurance Charge" in prospectuses dated February 27, 1991 and earlier are updated as follows:

                                        ILLUSTRATIVE TABLE OF MONTHLY COST OF INSURANCE RATES
                                                              (ROUNDED)

                                  FACE AMOUNT $50,000-$199,000                         FACE AMOUNT $200,000 AND OVER
                        --------------------------------------------------   ---------------------------------------------------
        MALE                 GUARANTEED                  CURRENT                  GUARANTEED                   CURRENT
     ISSUE AGE              MAXIMUM RATE            (NON-SMOKER) RATE            MAXIMUM RATE             (NON-SMOKER) RATE
---------------------   ----------------------   -------------------------   ----------------------    -------------------------
          5                   $  .08                    $  .08                    $  .08                      $  .08

         15                      .11                       .11                       .11                         .11

         25                      .15                       .13                       .15                         .12

         35                      .18                       .14                       .18                         .13

         45                      .38                       .25                       .38                         .22

         55                      .88                       .54                       .88                         .46

         65                     2.14                      1.41                      2.14                        1.19


  3. EMPLOYEE BENEFIT PROGRAMS. Complex rules may apply when a policy is held by an employee or a trust, or acquired by an employee, in connection with the provision of employee benefits. These policyowners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). For information on these matters, we suggest that you consult your tax and legal advisers.

  4. UNISEX RATES. Incentive Life policies were issued on a unisex basis in Montana and, after February 2, 1990, in Massachusetts. Unisex means that there is no distinction based on sex in determining the cost of insurance rates. Cost of insurance rates applicable to a policy issued on a unisex basis would not be greater than the comparable male rates set forth or illustrated in the prospectus. Similarly, illustrated policy values in the prospectus would be no less favorable for comparable policies issued on a unisex basis. The guaranteed cost of insurance rates for our Incentive Life policy are based on the Commissioner's 1980 Standard Ordinary "B" Mortality Table.


                            INFORMATION ABOUT SP-FLEX

     1. TAX EFFECTS. This discussion supersedes the discussion of the tax effects on policy proceeds contained in the prospectus. The Technical and Miscellaneous Revenue Act of 1988 changed the tax consequences of distributions from "modified endowments", a category of life insurance policies. For this purpose, "distributions" include policy loans and amounts received on lapse, maturity or surrender of a policy.

     POLICY PROCEEDS. An SP-Flex Policy will be treated as "life insurance" for Federal income tax purposes if it meets the definitional requirement of the Internal Revenue Code (Code) and for as long as the portfolios of the Trust satisfy the diversification requirements under the Code. We believe that SP-Flex will meet these requirements, and that under Federal income tax law:


     o the death benefit received by the beneficiary under your policy will not be subject to Federal income tax; and

     o as long as your policy remains in force, increases in the value of your policy as a result of investment experience will not be subject to Federal income tax unless and until there is a distribution from your policy.

     SPECIAL TAX RULES MAY APPLY, HOWEVER, IF YOU TRANSFER YOUR OWNERSHIP OF THE POLICY. CONSULT YOUR TAX ADVISER BEFORE ANY TRANSFER OF YOUR POLICY.

     The Federal income tax consequences of a distribution from your policy will depend on whether your policy is determined to be a "modified endowment." SP-Flex policies entered into prior to June 21, 1988 will not be considered modified endowments, unless an additional premium is paid. Generally, SP-Flex policies entered into after June 20, 1988 will be considered modified endowments. However, SP-Flex policies acquired as a result of an exchange from a policy that is not a modified endowment, will generally not be considered a modified endowment as long as no additional premiums are paid and the death benefit of the new policy is not reduced below that of the old policy.

     IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT, as long as it remains in force, a loan under your policy will be treated as indebtedness and no part of the loan will be subject to Federal income tax. Interest on the loan will not be tax deductible. If your policy lapses, matures or is surrendered, the excess, if any, of your Cash Surrender Value (which includes the amount of any unpaid policy loan and loan interest) over your Basis will be subject to Federal income tax. Your Basis in your policy generally will equal the premiums you have paid.

     IF YOUR POLICY IS A MODIFIED ENDOWMENT, any loan from your policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income-first" basis). A loan for this purpose also includes any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. A loan will be considered taxable income to you to the extent your Policy Account Value exceeds your Basis in the policy at the time you make the loan. For modified endowments, your Basis would be increased by the amount of any prior loan under your policy that was considered taxable income to you.

     A 10% penalty tax will also apply to the taxable portion of a loan under a modified endowment. The penalty tax will not, however, apply to loans (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary. In addition, if your policy lapses, matures or is surrendered, the excess, if any, of your Cash Surrender Value over your Basis will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     If your policy becomes a modified endowment, a distribution during the policy year it becomes a modified endowment and any subsequent policy year will be taxed as described in the two preceding paragraphs. In addition, a distribution from a policy within two years before it becomes a modified endowment will be subject to tax in this manner. As referred to above, if additional premiums are paid under an SP-Flex policy entered into prior to June 21, 1988, it will become a modified endowment. THIS MEANS THAT A DISTRIBUTION MADE AFTER JUNE 20, 1988 FROM AN SP-FLEX POLICY ENTERED INTO PRIOR TO JUNE 21, 1988 COULD LATER BECOME TAXABLE AS A DISTRIBUTION FROM A MODIFIED ENDOWMENT. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment.

     DIVERSIFICATION. Under Section 817(h) of the Code, the Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable life insurance policies. The Treasury
     Department   has   issued   regulations   regarding   the
     diversification requirements. Failure by us to meet these requirements would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to Federal income tax on the income under the policy. Equitable Variable Separate Account FP, through the Trust, intends to comply with these requirements.

     In connection with the issuance of the temporary diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which the ability of a policyowner to direct his investment to particular funds of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for Federal income tax purposes.

     For purposes of determining the taxable income to you resulting from a loan under your policy or a distribution on its lapse, maturity or surrender, all modified endowment contracts issued to you by the same insurer or an affiliate during any calendar year will be aggregated and treated as one contract. This provision applies to policies entered into after June 20, 1988, but does not affect contracts purchased by certain qualified plans. Under prior law, a "twelve-month period" rather than a calendar year standard was used.

     POLICY CHANGES. For you and your beneficiary to receive the tax treatment discussed above, your policy must initially qualify and continue to qualify as life insurance under Sections 7702 and 817(h) of the Code. We have reserved in the SP-Flex policy the right to decline to accept all or part of any premium payments that would cause the policy to fail to qualify. We may also make changes in the SP-Flex policy or its riders or make distributions from the policy to the extent we deem necessary to qualify the policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. SP-Flex policyowners will be given advance written notice of such changes.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Equitable Variable Life Insurance Company and Policyowners of Separate Account FP of Equitable Variable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Division, Intermediate Government Securities Division, Quality Bond Division, High Yield Division, Growth and Income Division, Equity Index Division, Common Stock Division, Global Division, International Division, Aggressive Stock Division, Conservative Investors Division, Balanced Division and Growth Investors Division, separate investment divisions of Equitable Variable Life Insurance Company ("Equitable Variable Life") Separate Account FP at December 31, 1995 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Variable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1995 with the transfer agent, provide a reasonable basis for the opinion expressed above.






PRICE WATERHOUSE LLP
New York, NY
February 7, 1996



                                     FSA-1

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                            INTERMEDIATE
                                MONEY        GOVERNMENT      QUALITY          HIGH          GROWTH &       EQUITY
                               MARKET        SECURITIES        BOND          YIELD           INCOME         INDEX
                              DIVISION        DIVISION       DIVISION       DIVISION        DIVISION      DIVISION
                            ------------    -----------    ------------    -----------    -----------    -----------
ASSETS
Investments in shares of
  The Hudson River
  Trust -- at market
  value (Notes 2 and 7)
Cost:  $207,548,119.....    $207,638,095
         37,536,467.....                    $37,681,989
        141,011,715.....                                   $138,906,039
         68,700,148.....                                                   $72,524,129
         17,021,456.....                                                                  $19,144,802
         59,443,291.....                                                                                 $71,895,056
Receivable for sales of
  shares of The Hudson
  River Trust...........              --             --              --             --             --             --
Receivable for policy-
  related transactions..       1,030,719        472,227         195,736        671,870        272,371        214,843
                            ------------    -----------    ------------    -----------    -----------    -----------
Total Assets............     208,668,814     38,154,216     139,101,775     73,195,999     19,417,173     72,109,899
                            ------------    -----------    ------------    -----------    -----------    -----------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................       1,021,043        488,551         195,429        740,734        272,227        214,856
Payable for policy-
  related transactions..              --             --              --             --             --             --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         514,240        516,621         618,900        524,303        526,633        271,428
                            ------------    -----------    ------------    -----------     ----------    -----------
Total Liabilities.......       1,535,283      1,005,172         814,329      1,265,037        798,860        486,284
                            ------------    -----------    ------------    -----------     ----------    -----------
NET ASSETS ATTRIBUTABLE
TO POLICYOWNERS.........    $207,133,531    $37,149,044    $138,287,446    $71,930,962    $18,618,313    $71,623,615
                            ============    ===========    ============    ===========    ===========    ===========

See Notes to Financial Statements.


                                COMMON                                        AGGRESSIVE
                                STOCK           GLOBAL       INTERNATIONAL      STOCK
                               DIVISION         DIVISION        DIVISION       DIVISION
                            --------------    ------------    -----------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  966,230,780......    $1,148,055,059
       297,303,481......                      $333,829,077
        11,991,226......                                      $12,659,132
       475,758,260......                                                     $556,029,378
Receivable for sales of
  shares of The Hudson
  River Trust...........                --              --             --              --
Receivable for policy-
  related transactions..           233,000         421,042        137,166         800,569
                            --------------    ------------    -----------    ------------
Total Assets............     1,148,288,059     334,250,119     12,796,298     556,829,947
                            --------------    ------------    -----------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................           679,729         246,368        143,511       1,121,615
Payable for  policy-
  related transactions..                --              --             --              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         1,023,056         506,731        220,849         520,201
                            --------------    ------------    -----------    ------------
Total Liabilities.......         1,702,785         753,099        364,360       1,641,816
                            --------------    ------------    -----------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $1,146,585,274    $333,497,020    $12,431,938    $555,188,131
                            ==============    ============    ===========    ============

See Notes to Financial Statements.

                                         ASSET ALLOCATION SERIES
                            --------------------------------------------
                            CONSERVATIVE                       GROWTH
                             INVESTORS        BALANCED        INVESTORS
                              DIVISION        DIVISION        DIVISION
                            ------------    ------------    ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 7)
Cost:  162,300,470......    $172,662,590
       356,282,500......                    $399,379,687
       474,917,898......                                    $556,703,771
Receivable for sales of
  shares of The Hudson
  River Trust...........          76,736              --              --
Receivable for policy-
  related transactions..              --              --         191,779
                            ------------    ------------    ------------
Total Assets............     172,739,326     399,379,687     556,895,550
                            ------------    ------------    ------------
LIABILITIES
Payable for purchases
  of shares of The
  Hudson River
  Trust.................              --         179,701         414,996
Payable for policy-
  related transactions..          81,465          47,918              --
Amount retained by
  Equitable Variable Life
  in Separate Account
  FP (Note 4)...........         570,762         586,859         602,888
                            ------------    ------------    ------------
Total Liabilities.......         652,227         814,478       1,017,884
                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE
  TO POLICYOWNERS.......    $172,087,099    $398,565,209    $555,877,666
                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-2

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS


                                                                                                    INTERMEDIATE GOVERNMENT
                                                              MONEY MARKET DIVISION                   SECURITIES DIVISION
                                                      ------------------------------------   --------------------------------------



                                                              YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                                      ------------------------------------   --------------------------------------

                                                         1995         1994         1993         1995          1994           1993
                                                      ----------   ----------   ----------   ----------   ------------   ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $9,225,401   $5,368,883   $4,163,389   $2,010,283   $ 5,671,984   $14,930,827
  Expenses (Note 3):
    Mortality and expense risk charges............       954,556      826,379      834,113      197,721       527,675     1,470,325
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INVESTMENT INCOME.............................     8,270,845    4,542,504    3,329,276    1,812,562     5,144,309    13,460,502
                                                      ----------   ----------   ----------   ----------   -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)    3,999,846
    Realized gain distribution from
      The Hudson River Trust......................            --           --           --           --            --    11,449,074
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED GAIN (LOSS)..........................      (432,347)      95,530     (339,754)    (810,768)  (10,163,976)   15,448,920

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................        32,760      (14,267)    (224,885)  (2,736,863)   (1,617,237)    1,966,231
    End of period.................................        89,976       32,760      (14,267)     145,522    (2,736,863)   (1,617,237)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
  Change in unrealized appreciation/depreciation
    during the period.............................        57,216       47,027      210,618    2,882,385    (1,119,626)   (3,583,468)
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      (375,131)     142,557     (129,136)   2,071,617   (11,283,602)   11,865,452
                                                      ----------   ----------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $7,895,714   $4,685,061   $3,200,140   $3,884,179   $(6,139,293)  $25,325,954
                                                      ==========   ==========   ==========   ==========   ===========   ===========


                                                                QUALITY BOND DIVISION
                                                       -------------------------------------------

                                                                                      OCTOBER 1*
                                                                                         TO
                                                        YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                      ---------------------------    ------------

                                                          1995            1994           1993
                                                      -----------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 7,958,285    $  8,123,722    $  1,221,840
  Expenses (Note 3):
    Mortality and expense risk charges............        767,627         689,178         163,308
                                                      -----------    ------------    ------------
NET INVESTMENT INCOME.............................      7,190,658       7,434,544       1,058,532
                                                      -----------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       (632,666)       (410,697)           (106)
    Realized gain distribution from
      The Hudson River Trust......................             --              --         130,973
                                                      -----------    ------------    ------------
NET REALIZED GAIN (LOSS)..........................       (632,666)       (410,697)        130,867

  Unrealized appreciation/depreciation on
    investments:
    Beginning of period...........................    (15,521,200)     (1,886,621)            --
    End of period.................................     (2,105,676)    (15,521,200)    (1,886,621)
                                                      -----------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................     13,415,524     (13,634,579)    (1,886,621)
                                                      -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................     12,782,858     (14,045,276)    (1,755,754)
                                                      -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $19,973,516    $ (6,610,732)   $  (697,222)
                                                      ===========    ============    ===========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-3

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                                          HIGH YIELD DIVISION
                                                              ----------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                                  1995           1994          1993
                                                              -----------    -----------    ----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $ 6,518,568    $ 4,578,946    $4,488,259
  Expenses (Note 3):
    Mortality and expense risk charges....................        371,369        305,522       285,992
                                                              -----------    -----------    ----------
NET INVESTMENT INCOME.....................................      6,147,199      4,273,424     4,202,267
                                                              -----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................       (179,454)      (328,199)      107,852
    Realized gain distribution from
      The Hudson River Trust..............................             --             --     1,030,687
                                                              -----------    -----------    ----------
NET REALIZED GAIN (LOSS)..................................       (179,454)      (328,199)    1,138,539

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................       (873,103)     4,734,999       763,746
    End of period.........................................      3,823,981       (873,103)    4,734,999
                                                              -----------    -----------    ----------
  Change in unrealized appreciation/depreciation
    during the period.....................................      4,697,084     (5,608,102)    3,971,253
                                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....      4,517,630     (5,936,301)    5,109,792
                                                              -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $10,664,829    $(1,662,877)   $9,312,059
                                                              ===========    ===========    ==========

See Notes to Financial Statements.


                                                                     GROWTH & INCOME DIVISION               EQUITY INDEX DIVISION
                                                              ---------------------------------------     --------------------------
                                                                                          OCTOBER 1*                     APRIL 1*
                                                                                             TO            YEAR ENDED       TO
                                                               YEAR ENDED DECEMBER 31,   DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                                              ------------------------  -------------     -----------  -------------
                                                                 1995          1994         1993             1995           1994
                                                              ----------     ---------  -------------     -----------  -------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.................    $  380,677     $ 108,492     $ 3,394        $   964,775    $ 596,180
  Expenses (Note 3):
    Mortality and expense risk charges....................        69,716        19,204       1,833            289,199      152,789
                                                              ----------     ---------     -------        -----------    ---------
NET INVESTMENT INCOME.....................................       310,961        89,288       1,561            675,576      443,391
                                                              ----------     ---------     -------        -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...................         2,791       (11,709)       (134)             3,060       (6,949)
    Realized gain distribution from
      The Hudson River Trust..............................            --            --          --            536,890      134,154
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED GAIN (LOSS)..................................         2,791       (11,709)       (134)           539,950      127,205

  Unrealized appreciation/depreciation on investments:
    Beginning of period...................................      (141,585)         (904)         --           (399,286)          --
    End of period.........................................     2,123,346      (141,585)       (904)        12,451,765     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
  Change in unrealized appreciation/depreciation
    during the period.....................................     2,264,931      (140,681)       (904)        12,851,051     (399,286)
                                                              ----------     ---------     -------        -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....     2,267,722      (152,390)     (1,038)        13,391,001     (272,081)
                                                              ----------     ---------     -------        -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $2,578,683     $ (63,102)    $   523        $14,066,577    $ 171,310
                                                              ==========     =========     =======        ===========    =========

See Notes to Financial Statements.

* Commencement of Operations

                                     FSA-4

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)


                                                    COMMON STOCK DIVISION                          GLOBAL STOCK DIVISION
                                         --------------------------------------------    -----------------------------------------


                                                    YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                         --------------------------------------------    -----------------------------------------
                                             1995            1994            1993            1995           1994           1993
                                         ------------    ------------    ------------    -----------    -----------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................    $ 14,259,262    $ 11,755,355    $ 10,311,886    $ 5,152,442    $ 2,768,605    $ 1,060,406
  Expenses (Note 3):
    Mortality and expense risk
      charges........................       6,050,368       4,741,008       4,005,102      1,743,898      1,211,620        466,897
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INVESTMENT INCOME................       8,208,894       7,014,347       6,306,784      3,408,544      1,556,985        593,509
                                         ------------    ------------    ------------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................      16,793,683         292,144       4,176,629      3,049,444      3,347,704      1,333,766
    Realized gain distribution from
      The Hudson River Trust.........      63,838,178      43,936,280      85,777,775      9,214,950      4,821,242     11,642,904
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED GAIN (LOSS).............      80,631,861      44,228,424      89,954,404     12,264,394      8,168,946     12,976,670

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............      (2,048,649)     71,350,568      22,647,989      3,130,280      7,062,877      2,783,724
    End of period....................     181,824,279      (2,048,649)     71,350,568     36,525,596      3,130,280      7,062,877
                                         ------------    ------------    ------------    -----------    -----------    -----------
  Change in unrealized appreciation/
    depreciation during the period...     183,872,928     (73,399,217)     48,702,579     33,395,316     (3,932,597)     4,279,153
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............     264,504,789     (29,170,793)    138,656,983     45,659,710      4,236,349     17,255,823
                                         ------------    ------------    ------------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $272,713,683    $(22,156,446)   $144,963,767    $49,068,254    $ 5,793,334    $17,849,332
                                         ============    ============    ============    ===========    ===========    ===========

See Notes to Financial Statements.

                                          INTERNATIONAL
                                            DIVISION                 AGGRESSIVE STOCK DIVISION
                                         --------------   --------------------------------------------
                                            APRIL 3*
                                              TO
                                          DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                         --------------   --------------------------------------------
                                              1995            1995            1994            1993
                                           ----------     ------------    ------------    ------------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson
      River Trust....................       $195,500      $  1,268,689    $    400,102    $    766,228
  Expenses (Note 3):
    Mortality and expense risk
      charges........................         36,471         2,702,978       1,944,639       1,757,109
                                            --------      ------------    ------------    ------------
NET INVESTMENT INCOME................        159,029        (1,434,289)     (1,544,537)       (990,881)
                                            --------      ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on
      investments....................           (790)       11,560,966      (6,075,250)     35,696,507
    Realized gain distribution from
      The Hudson River Trust.........         51,741        61,903,470              --      25,339,962
                                            --------      ------------    ------------    ------------
NET REALIZED GAIN (LOSS).............         50,951        73,464,436      (6,075,250)     61,036,469

  Unrealized appreciation
    (depreciation) on investments:
    Beginning of period..............             --        30,761,318      35,185,988      53,885,737
    End of period....................        667,906        80,271,118      30,761,318      35,185,988
                                            --------      ------------    ------------    ------------
  Change in unrealized appreciation/
    depreciation during the period...        667,906        49,509,800      (4,424,670)    (18,699,749)
                                            --------      ------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS..............        718,857       122,974,236     (10,499,920)     42,336,720
                                            --------      ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........       $877,886      $121,539,947    $(12,044,457)   $ 41,345,839
                                            ========      ============    ============    ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-5

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONCLUDED)

                                                                                ASSET ALLOCATION SERIES
                                                   ---------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS DIVISION                    BALANCED DIVISION
                                                   --------------------------------------   ----------------------------------------
                                                            YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                                   --------------------------------------   ----------------------------------------
                                                       1995          1994         1993          1995          1994           1993
                                                   -----------   -----------   ----------   -----------   ------------   -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.......   $ 8,169,109   $ 6,205,574   $4,088,977   $12,276,328   $ 10,557,487   $10,062,862
  Expenses (Note 3):
    Mortality and expense risk charges..........       921,294       750,164      551,610     2,237,982      2,103,510     2,047,811
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INVESTMENT INCOME...........................     7,247,815     5,455,410    3,537,367    10,038,346      8,453,977     8,015,051
                                                   -----------   -----------   ----------   -----------   ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments.........      (378,551)     (421,501)      91,739    (2,466,524)       858,164     1,446,919
    Realized gain distribution from
      The Hudson River Trust....................     1,068,272            --    4,651,717    10,894,130             --    20,280,817
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED GAIN (LOSS)........................       689,721      (421,502)   4,743,456     8,427,606        858,164    21,727,736

  Unrealized appreciation (depreciation) on
    investments:
    Beginning of period.........................    (8,767,697)    1,915,037    2,223,612    (2,878,875)    37,960,661    30,072,900
    End of period...............................    10,362,120    (8,767,697)   1,915,037    43,097,187     (2,878,875)   37,960,661
                                                   -----------   -----------   ----------   -----------   ------------   -----------
  Change in unrealized appreciation/depreciation
    during the period...........................    19,129,817   (10,682,734)    (308,575)   45,976,062    (40,839,536)    7,887,761
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS................................    19,819,538   (11,104,236)   4,434,881    54,403,668    (39,981,372)   29,615,497
                                                   -----------   -----------   ----------   -----------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...............................   $27,067,353   $(5,648,826)  $7,972,248   $64,442,014   $(31,527,395)  $37,630,548
                                                   ===========   ===========   ==========   ===========   ============   ===========

See Notes to Financial Statements.

                                                                  ASSET ALLOCATION SERIES
                                                      -------------------------------------------
                                                                 GROWTH INVESTORS DIVISION
                                                      -------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------
                                                          1995            1994            1993
                                                      ------------    ------------    -----------
INCOME AND EXPENSES:
  Income (Note 2):
    Dividends from The Hudson River Trust.........    $ 15,855,901    $ 10,663,204    $ 5,922,228
  Expenses (Note 3):
    Mortality and expense risk charges............       2,796,354       1,995,747      1,274,117
                                                      ------------    ------------    -----------
NET INVESTMENT INCOME.............................      13,059,547       8,667,457      4,648,111
                                                      ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments...........       1,752,185         241,591         52,392
    Realized gain distribution from
      The Hudson River Trust......................       7,421,853              --     14,624,517
                                                      ------------    ------------    -----------
NET REALIZED GAIN (LOSS)..........................       9,174,038         241,591     14,676,909

  Unrealized appreciation (depreciation) on
  investments:
    Beginning of period...........................        (770,693)     20,567,604     12,746,740
    End of period.................................      81,785,873        (770,693)    20,567,604
                                                      ------------    ------------    -----------
  Change in unrealized appreciation/depreciation
    during the period.............................      82,556,566     (21,338,297)     7,820,864
                                                      ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS..................................      91,730,604     (21,096,706)    22,497,773
                                                      ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................    $104,790,151    $(12,429,249)   $27,145,884
                                                      ============    ============    ===========

See Notes to Financial Statements.

                                     FSA-6

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                INTERMEDIATE GOVERNMENT
                                                  MONEY MARKET DIVISION                           SECURITIES DIVISION
                                       ------------------------------------------   -------------------------------------------


                                                 YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                       ------------------------------------------   -------------------------------------------
                                           1995           1994           1993           1995           1994            1993
                                       ------------   ------------   ------------   -----------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............   $  8,270,845   $  4,542,504   $  3,329,276   $ 1,812,562   $   5,144,309   $  13,460,502
  Net realized gain (loss)..........       (432,347)        95,530       (339,754)     (810,768)    (10,163,976)     15,448,920
  Change in unrealized appreciation/
    depreciation on investments.....         57,216         47,027        210,618     2,882,385      (1,119,626)     (3,583,468)
                                       ------------   ------------   ------------   -----------   -------------   -------------

  Net increase (decrease)
    from operations.................      7,895,714      4,685,061      3,200,140     3,884,179      (6,139,293)     25,325,954
                                       ------------   ------------   ------------   -----------   -------------   -------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............     96,773,056     82,536,703     64,845,505    11,016,347      18,915,140      26,598,113
  Benefits and other policy-related
    transactions (Note 3)...........    (39,770,849)   (32,432,771)   (31,747,197)   (6,286,070)     (5,813,181)     (7,539,335)
  Net transfers among divisions.....      4,776,165    (25,466,044)   (50,510,704)      953,149    (125,116,319)   (180,916,946)
                                       ------------   ------------   ------------   -----------   -------------   -------------
  Net increase (decrease) from
    policy-related transactions.....     61,778,372     24,637,888    (17,412,396)    5,683,426    (112,014,360)   (161,858,168)
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......        (36,640)       (24,067)        92,890       (72,636)         15,335         (69,330)
                                       ------------   ------------   ------------   -----------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS...     69,637,446     29,298,882    (14,119,366)    9,494,969    (118,138,318)   (136,601,544)
NET ASSETS, BEGINNING OF PERIOD.....    137,496,085    108,197,203    122,316,569    27,654,075     145,792,393     282,393,937
                                       ------------   ------------   ------------   -----------   -------------   -------------
NET ASSETS, END OF PERIOD...........   $207,133,531   $137,496,085   $108,197,203   $37,149,044   $  27,654,075   $ 145,792,393
                                       ============   ============   ============   ===========   =============   =============

See Notes to Financial Statements.


                                                     QUALITY BOND DIVISION
                                         -------------------------------------------
                                                                          OCTOBER 1*
                                                                             TO
                                            YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                         ----------------------------    -----------
                                             1995            1994           1993
                                         ------------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income.............     $  7,190,658    $  7,434,544    $ 1,058,532
  Net realized gain (loss)..........         (632,666)       (410,697)       130,867
  Change in unrealized appreciation/
    depreciation on investments.....       13,415,524     (13,634,579)    (1,886,621)
                                         ------------    ------------    -----------

  Net increase (decrease)
    from operations.................       19,973,516      (6,610,732)      (697,222)
                                         ------------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3).............        2,516,135         850,240        181,283
  Benefits and other policy-related
    transactions (Note 3)...........       (3,189,044)     (2,891,278)      (441,626)
  Net transfers among divisions.....        2,462,969      25,765,197    100,786,909
                                         ------------    ------------    -----------
  Net increase (decrease) from
    policy-related transactions.....        1,790,060      23,724,159    100,526,566
                                         ------------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP (Note 4)......         (712,602)        255,654         38,047
                                         ------------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS...       21,050,974      17,369,081     99,867,391
NET ASSETS, BEGINNING OF PERIOD.....      117,236,472      99,867,391             --
                                         ------------    ------------    -----------
NET ASSETS, END OF PERIOD...........     $138,287,446    $117,236,472    $99,867,391
                                         ============    ============    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-7

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                            HIGH YIELD DIVISION
                                                               ------------------------------------------


                                                                          YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                  1995            1994            1993
                                                               -----------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................     $ 6,147,199    $  4,273,424    $ 4,202,267
  Net realized gain (loss)................................        (179,454)       (328,199)     1,138,539
  Change in unrealized appreciation/
    depreciation on investments...........................       4,697,084      (5,608,102)     3,971,253
                                                               -----------    ------------    -----------
  Net increase (decrease) from operations.................      10,664,829      (1,662,877)     9,312,059
                                                               -----------    ------------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      15,333,474      14,287,345     10,787,763
  Benefits and other policy-related
    transactions (Note 3).................................      (8,211,013)     (7,162,537)    (5,179,424)
  Net transfers among divisions...........................       4,789,450     (11,048,174)     1,006,671
                                                               -----------    ------------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................      11,911,911      (3,923,366)     6,615,010
                                                               -----------    ------------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................        (100,679)         16,028        (31,889)
                                                               -----------    ------------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................      22,476,061      (5,570,215)    15,895,180
NET ASSETS, BEGINNING OF PERIOD...........................      49,454,901      55,025,116     39,129,936
                                                               -----------    ------------    -----------
NET ASSETS, END OF PERIOD.................................     $71,930,962    $ 49,454,901    $55,025,116
                                                               ===========    ============    ===========

See Notes to Financial Statements.

                                                                    GROWTH & INCOME DIVISION                EQUITY INDEX DIVISION
                                                              -------------------------------------      --------------------------
                                                                                           OCTOBER 1*                    APRIL 1*
                                                                                              TO          YEAR ENDED        TO
                                                                YEAR ENDED DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              -------------------------   -----------    -----------    -----------
                                                                  1995          1994         1993           1995           1994
                                                              -----------    ----------   -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income...................................    $   310,961    $   89,288    $  1,561      $   675,576    $   443,391
  Net realized gain (loss)................................          2,791       (11,709)       (134)         539,950        127,205
  Change in unrealized appreciation/
    depreciation on investments...........................      2,264,931      (140,681)       (904)      12,851,051       (399,286)
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from operations.................      2,578,683       (63,102)        523       14,066,577        171,310
                                                              -----------    ----------    --------      -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)...................................      6,464,035     2,953,965     182,381       10,308,871        690,540
  Benefits and other policy-related
    transactions (Note 3).................................     (1,385,132)     (481,430)     (6,581)      (2,111,532)      (472,818)
  Net transfers among divisions...........................      5,274,221     3,033,230     279,153       18,305,589     30,736,505
                                                              -----------    ----------    --------      -----------    -----------
  Net increase (decrease) from policy-related
    transactions..........................................     10,353,124     5,505,765     454,953       26,502,928     30,954,227
                                                              -----------    ----------    --------      -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT RETAINED BY EQUITABLE
  VARIABLE IN SEPARATE ACCOUNT FP (Note 4)................       (221,877)        6,113       4,131          (71,293)          (134)
                                                              -----------    ----------    --------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS.........................     12,709,930     5,448,776     459,607       40,498,212     31,125,403
NET ASSETS, BEGINNING OF PERIOD...........................      5,908,383       459,607          --       31,125,403             --
                                                              -----------    ----------    --------      -----------    -----------
NET ASSETS, END OF PERIOD.................................    $18,618,313    $5,908,383    $459,607      $71,623,615    $31,125,403
                                                              ===========    ==========    ========      ===========    ===========

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-8

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            COMMON STOCK DIVISION                         GLOBAL STOCK DIVISION
                               --------------------------------------------   ------------------------------------------


                                            YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                               --------------------------------------------   ------------------------------------------
                                     1995            1994           1993          1995           1994           1993
                               --------------   -------------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....   $    8,208,894   $  7,014,347    $ 6,306,784   $  3,408,544   $  1,556,985   $    593,509
  Net realized gain (loss)..       80,631,861     44,228,424     89,954,404     12,264,394      8,168,946     12,976,670
  Change in unrealized
    appreciation/
    depreciation on
    investments.............      183,872,928    (73,399,217)    48,702,579     33,395,316     (3,932,597)     4,279,153
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........      272,713,683    (22,156,446)   144,963,767     49,068,254      5,793,334     17,849,332
                               --------------   ------------   ------------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      216,068,996    171,525,812    124,210,476     92,666,618     77,766,997     25,508,452
  Benefits and other
    policy-related
    transactions (Note 3)...     (118,456,643)   (93,481,219)   (77,837,895)   (37,507,499)   (23,371,745)    (8,931,159)
  Net transfers among
    divisions...............      (34,354,864)    19,730,410     (9,498,455)   (12,472,104)    47,610,957     59,544,080
                               --------------   ------------   ------------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............       63,257,489     97,775,003     36,874,126     42,687,015    102,006,209     76,121,373
                               --------------   ------------   ------------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................         (392,099)        44,948       (124,376)       (96,720)       (17,737)         4,085
                               --------------   ------------   ------------   ------------   ------------   ------------
INCREASE IN NET ASSETS......      335,579,073     75,663,505    181,713,517     91,658,549    107,781,806     93,974,790
NET ASSETS, BEGINNING OF
  PERIOD....................      811,006,201    735,342,696    553,629,179    241,838,471    134,056,665     40,081,875
                               --------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................   $1,146,585,274   $811,006,201   $735,342,696   $333,497,020   $241,838,471   $134,056,665
                               ==============   ============   ============   ============   ============   ============

See Notes to Financial Statements.

                               INTERNATIONAL
                                  DIVISION              AGGRESSIVE STOCK DIVISION
                                -----------   ------------------------------------------
                                 APRIL 3*
                                    TO
                                DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                -----------   ------------------------------------------
                                    1995          1995           1994            1993
                                -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
  Net investment income.....    $   159,029   $ (1,434,289)  $ (1,544,537)  $   (990,881)
  Net realized gain (loss)..         50,951     73,464,436     (6,075,250)    61,036,469
  Change in unrealized
    appreciation/
    depreciation on
    investments.............        667,906     49,509,800     (4,424,670)   (18,699,749)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from operations.........        877,886    121,539,947    (12,044,457)    41,345,839
                                -----------   ------------   ------------   ------------
FROM POLICY-RELATED
  TRANSACTIONS:
  Net premiums (Note 3).....      2,028,670    121,962,483    101,932,221     77,930,596
  Benefits and other
    policy-related
    transactions (Note 3)...       (339,723)   (63,165,185)   (48,604,650)   (39,462,340)
  Net transfers among
    divisions...............      9,885,952     19,367,834      4,346,636    (73,890,214)
                                -----------   ------------   ------------   ------------
  Net increase (decrease)
    from policy-related
    transactions............     11,574,899     78,165,132     57,674,207    (35,421,958)
                                -----------   ------------   ------------   ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE VARIABLE IN
  SEPARATE ACCOUNT FP
  (Note 4)..................        (20,847)      (188,813)        35,791         (2,220)
                                -----------   ------------   ------------   ------------
INCREASE IN NET ASSETS......     12,431,938    199,516,266     45,665,541      5,921,661
NET ASSETS, BEGINNING OF
  PERIOD....................              0    355,671,865    310,006,324    304,084,663
                                -----------   ------------   ------------   ------------
NET ASSETS, END OF
  PERIOD....................    $12,431,938   $555,188,131   $355,671,865   $310,006,324
                                ===========   ============   ============   ============

See Notes to Financial Statements.

*Commencement of Operations

                                     FSA-9

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)


                                                                              ASSET ALLOCATION SERIES
                                         -----------------------------------------------------------------------------------------
                                               CONSERVATIVE INVESTORS DIVISION                       BALANCED DIVISION
                                         -------------------------------------------    ------------------------------------------
                                                   YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                         -------------------------------------------    ------------------------------------------
                                              1995            1994           1993           1995           1994           1993
                                         -------------   ------------   ------------    ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............    $  7,247,815    $  5,455,410   $  3,537,367    $ 10,038,346   $  8,453,977   $  8,015,051
  Net realized gain (loss)...........         689,721        (421,502)     4,743,456       8,427,606        858,164     21,727,736
  Change in unrealized appreciation/
    depreciation on investments......      19,129,817     (10,682,734)      (308,575)     45,976,062    (40,839,536)     7,887,761
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease)
    from operations..................      27,067,353      (5,648,826)     7,972,248      64,442,014    (31,527,395)    37,630,548
                                         ------------    ------------   ------------    ------------   ------------   ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............      41,419,959      48,492,315     43,782,002      63,451,955     70,116,900     67,351,402
  Benefits and other policy-related
    transactions (Note 3)............     (22,866,003)    (21,612,430)   (17,644,077)    (48,742,571)   (45,655,363)   (44,497,967)
  Net transfers among divisions......      (3,379,296)     (2,076,793)     6,165,330     (18,908,540)   (19,954,097)    (6,834,099)
                                         ------------    ------------   ------------    ------------   ------------   ------------
  Net increase (decrease) from
    policy-related transactions......      15,174,660      24,803,092     32,303,255      (4,199,156)     4,507,440     16,019,336
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....         (95,412)         22,600         18,535        (93,214)        47,322         256,506
                                         ------------    ------------   ------------    ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS....      42,146,601      19,176,866     40,294,038      60,149,644    (26,972,633)    53,906,390
NET ASSETS, BEGINNING OF PERIOD......     129,940,498     110,763,632     70,469,594     338,415,565    365,388,198    311,481,808
                                         ------------    ------------   ------------    ------------   ------------   ------------
NET ASSETS, END OF PERIOD............    $172,087,099    $129,940,498   $110,763,632    $398,565,209   $338,415,565   $365,388,198
                                         ============    ============   ============    ============   ============   ============

See Notes to Financial Statements.

                                                       ASSET ALLOCATION SERIES
                                            --------------------------------------------
                                                      GROWTH INVESTORS DIVISION
                                            --------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                            --------------------------------------------
                                                1995            1994            1993
                                            ------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income..............       $ 13,059,547    $  8,667,457    $  4,648,111
  Net realized gain (loss)...........          9,174,038         241,591      14,676,909
  Change in unrealized appreciation/
    depreciation on investments......         82,556,566     (21,338,297)      7,820,864
                                            ------------    ------------    ------------
  Net increase (decrease)
    from operations..................        104,790,151     (12,429,249)     27,145,884
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
  Net premiums (Note 3)..............        155,616,059     139,140,391     105,136,825
  Benefits and other policy-related
    transactions (Note 3)............        (68,357,709)    (54,863,821)    (36,431,873)
  Net transfers among divisions......         (3,269,896)     20,294,785      30,908,183
                                            ------------    ------------    ------------
  Net increase (decrease) from
    policy-related transactions......         83,988,454     104,571,355      99,613,135
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE VARIABLE
  IN SEPARATE ACCOUNT FP (Note 4)....           (120,493)         15,372         (27,455)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS....        188,658,112      92,157,478     126,731,564
NET ASSETS, BEGINNING OF PERIOD......        367,219,554     275,062,076     148,330,512
                                            ------------    ------------    ------------
NET ASSETS, END OF PERIOD............       $555,877,666    $367,219,554    $275,062,076
                                            ============    ============    ============

See Notes to Financial Statements.

                                     FSA-10

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

1.  General

    Equitable Variable Life Insurance Company (Equitable Variable Life), a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States (Equitable Life), established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment divisions: the Money Market Division, the Intermediate Government Securities Division, the High Yield Division, the Balanced Division, the Common Stock Division, the Global Division, the Aggressive Stock Division, the Conservative Investors Division, the Growth Investors Division, the Growth & Income Division, the Quality Bond Division, the Equity Index Division and the International Division. The assets in each Division are invested in shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account supports the operations of Incentive Life,(TM) flexible premium variable life insurance policies, Incentive Life 2000,(TM) flexible premium variable life insurance policies, Champion 2000,(TM) modified premium variable whole life insurance policies, Survivorship 2000,(TM) flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(TM) flexible premium variable life insurance policies and SP-Flex,(TM) variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life policies offered with the prospectus dated September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Variable. The assets of the Account are the property of Equitable Variable. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Variable may conduct.

    Policyowners may allocate amounts in their individual accounts to the Divisions of the Account and/or (except for SP-Flex policies) to the guaranteed interest division of Equitable Variable Life's General Account. Net transfers to the guaranteed interest division of the General Account and other Separate Accounts of $6,569,372, $35,120,632 and $125,668,098 for the
    years ended 1995, 1994 and 1993, respectively, are included in Net Transfers Among Divisions. The net assets of any Division of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Division. Additional assets are set aside in Equitable Variable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Variable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Variable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Variable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3.  Asset Charges

    Under the Policies, Equitable Variable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, and 0.85% for SP-Flex policyowners. Incentive Life Plus Original Series deducts this charge from the Policy Account. Under SP-Flex, Equitable Variable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

                                     FSA-11

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1995

    Under Incentive Life, Incentive Life Plus and the Series 2000 Policies, mortality and administrative costs are charged in a different manner than SP-Flex policies (see Notes 4 and 5).

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus and the Series 2000 Policies, Equitable Variable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus and the Series 2000 policyowners' accounts are charged monthly by Equitable Variable Life for mortality and administrative costs. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts  Retained  by Equitable  Variable  Life in  Separate  Account  FP

    The amount retained by Equitable Variable Life in the Account arises principally from (1) contributions from Equitable Variable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Variable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts  retained  by  Equitable   Variable  Life  in  the  Account  may  be
    transferred at any time by Equitable Variable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Variable Life by investment division:

                  INVESTMENT DIVISION                               1995           1994            1993
                  -------------------                           -----------     -----------     ----------
                  Common Stock                                  $  (630,000)       --              --
                  Money Market                                     (250,000)       --           $1,145,000
                  Balanced                                         --              --              --
                  Aggressive Stock                                 (350,000)       --              --
                  High Yield                                       (100,000)       --              330,000
                  Global                                           (130,000)       --           (6,895,000)
                  Conservative Investors                           --              --              575,000
                  Growth Investors                                 --              --              130,000
                  Short-Term World Income                          --           $(5,165,329)       --
                  Intermediate Government Securities               (165,000)       --              --
                  Growth & Income                                  (685,000)       --            1,000,000
                  Quality Bond                                   (4,800,000)       --            5,000,000
                  Equity Index                                     --               200,000        --
                  International                                     200,000        --              --
                                                                -----------     -----------     ----------
                                                                $(6,910,000)    $(4,965,329)    $1,285,000
                                                                ===========     ===========     ==========

5.  Distribution and Servicing Agreements

    Equitable Variable Life has entered into a Distribution and Servicing Agreement with Equitable Life and Equico Securities Inc. (Equico), whereby registered representatives of Equico, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

    Equitable Variable Life also has entered into an agreement with Equitable Life under which Equitable Life performs the administrative services related to the Policies, including underwriting and issuance, billings and collections, and policyowner services. There is no charge to the Account related to this agreement.

6.  Share  Substitution

    On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Division is not available for future investment.

                                     FSA-12

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note
    3).

    The tables on this page and the following pages show the gross and net investment returns with respect to the Divisions for the periods shown. The net return for each Division is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Division during such period. Gross return is equal to the total return earned by the underlying Trust investment.


RATES OF RETURN:
INCENTIVE LIFE,
--------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
-----------------

                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
MONEY MARKET DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     5.74 %   4.02 %   3.00 %    3.56 %   6.18 %   8.24 %   9.18 %    7.32 %   6.63 %       6.05 %
Net return................     5.11 %   3.39 %   2.35 %    2.94 %   5.55 %   7.59 %   8.53 %    6.68 %   5.99 %       5.47 %


                                                               APRIL 1(A) TO
INTERMEDIATE                     YEAR ENDED DECEMBER 31,        DECEMBER 31,
GOVERNMENT                    -----------------------------------------------
SECURITIES DIVISION             1995    1994    1993    1992       1991
-------------------             ----    ----    ----    ----       ----
Gross return..............    13.33 % (4.37)%  10.58 %  5.60 %    12.26 %
Net return................    12.65 % (4.95)%   9.88 %  4.96 %    11.60 %


                                  YEAR ENDED     OCTOBER 1(A)
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
QUALITY BOND DIVISION           1995     1994        1993
---------------------           ----     ----        ----
Gross return..............    17.02 %  (5.10)%      (0.51)%
Net return................    16.32 %  (5.67)%      (0.66)%


                                                                                                                JANUARY 26(A) TO
                                                           YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
HIGH YIELD DIVISION             1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
-------------------             ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%  5.13 %    9.73 %   4.68 %         --
Net return................     19.20 %  (3.37)%  22.41 %  11.64 %   23.72 %  (1.71)%  4.50 %    9.08 %   4.05 %         --


                                  YEAR ENDED    OCTOBER 1(A) TO
                                 DECEMBER 31,    DECEMBER 31,
                              ----------------------------------
GROWTH & INCOME  DIVISION       1995      1994       1993
-------------------------       ----      ----       ----
Gross return..............    24.07 %   (0.58)%     (0.25)%
Net return................    23.33 %   (1.17)%     (0.41)%


                                  YEAR ENDED     MARCH 31(A) TO
                                 DECEMBER 31,     DECEMBER 31,
                              -----------------------------------
EQUITY INDEX DIVISION                1995             1994
---------------------                ----             ----
Gross return..............         36.48 %           1.08 %
Net return................         35.66 %           0.58 %

-------------------------------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-13

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
COMMON STOCK DIVISION           1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     32.45 %  (2.14)%  24.84 %   3.22 %   37.88 %  (8.12)%  25.59 %  22.43 %   7.49 %      15.65 %
Net return................     31.66 %  (2.73)%  24.08 %   2.60 %   37.06 %  (8.67)%  24.84 %  21.70 %   6.84 %      15.01 %


                                                                                                        AUGUST 31(A) TO
                                                       YEAR ENDED DECEMBER 31,                           DECEMBER 31,
                              -------------------------------------------------------------------------------------------
GLOBAL DIVISION                 1995     1994     1993     1992      1991     1990     1989     1988         1987
---------------                 ----     ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............     18.81 %  5.23 %   32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %  10.88 %     (13.27)%
Net return................     18.11 %  4.60 %   31.33 %  (1.10)%   29.77 %  (6.63)%  26.17 %  10.22 %     (13.45)%


                               APRIL 3(A)
                                  TO
                              DECEMBER 31,
INTERNATIONAL DIVISION           1995
----------------------        ----------
Gross return..............      11.29 %
Net return................      10.79 %


                                                                                                                 JANUARY 26(A) TO
                                                            YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK  DIVISION      1995     1994     1993      1992     1991     1990     1989      1988     1987         1986
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----         ----
Gross return..............     31.63 %  (3.81)%  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %   1.17 %   7.31 %      35.88 %
Net return................     30.85 %  (4.39)%  16.05 %  (3.74)%   85.75 %  7.51 %   42.64 %   0.53 %   6.66 %      35.13 %


                                                                                                                JANUARY 26(A) TO
ASSET ALLOCATION SERIES                                    YEAR ENDED DECEMBER 31,                                DECEMBER 31,
                           ------------------------------------------------------------------------------------------------------
BALANCED DIVISION             1995     1994      1993     1992      1991     1990     1989      1988     1987         1986
-----------------             ----     ----      ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............  19.75 %   (8.02)%  12.28 %   (2.84)%  41.26 %    0.24 %  25.83 %  13.27 %   (0.85)%      29.07 %
Net return................  19.03 %   (8.57)%  11.64 %   (3.42)%  40.42 %   (0.36)%  25.08 %  12.59 %   (1.45)%      28.34 %


                                                                                          OCTOBER 2(A) TO
                                           YEAR ENDED DECEMBER 31,                         DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS DIVISION            1995     1994     1993      1992     1991     1990               1989
------------------            ----     ----     ----      ----     ----     ----               ----
Gross return..............  20.40 %   (4.10)%  10.76 %   5.72 %   19.87 %  6.37 %             3.09 %
Net return................  19.68 %   (4.67)%  10.15 %   5.09 %   19.16 %  5.73 %             2.94 %


GROWTH INVESTORS DIVISION     1995     1994     1993      1992     1991     1990               1989
-------------------------     ----     ----     ----      ----     ----     ----               ----
Gross return..............  26.37 %   (3.15)%  15.26 %   4.90 %   48.89 %  10.66 %            3.98 %
Net return................  25.62 %   (3.73)%  14.58 %   4.27 %   48.01 %  10.00 %            3.82 %

----------------------------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
MONEY MARKET DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     5.74 %      4.02 %      3.00 %        1.11 %
Net return................     4.80 %      3.08 %      2.04 %        0.77 %


INTERMEDIATE GOVERNMENT
SECURITIES DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     13.33 %    (4.37)%     10.58 %        0.90 %
Net return................     12.31 %    (5.23)%      9.55 %        0.56 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-14

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995

                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                             ------------------------------------------------
QUALITY BOND DIVISION           1995        1994                   1993
---------------------           ----        ----                   ----
Gross return..............     17.02 %    (5.10)%                 (0.51)%
Net return................     15.97 %    (5.95)%                 (0.73)%


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
HIGH YIELD DIVISION             1995        1994        1993          1992
-------------------             ----        ----        ----          ----
Gross return..............     19.92 %    (2.79)%     23.15 %        1.84 %
Net return................     18.84 %    (3.66)%     22.04 %        1.50 %


                                                              OCTOBER 1(A) TO
                             YEAR ENDED DECEMBER 31,            DECEMBER 31,
                             --------------------------------------------------
GROWTH & INCOME DIVISION        1995        1994                   1993
------------------------        ----        ----                   ----
Gross return..............     24.07 %    (0.58)%                 (0.25)%
Net return................     22.96 %    (1.47)%                 (0.48)%


                               YEAR ENDED   MARCH 1(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
EQUITY INDEX DIVISION             1995          1994
---------------------             ----          ----
Gross return..............      36.48 %        1.08 %
Net return................      35.26 %        0.33 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
COMMON STOCK DIVISION           1995        1994        1993          1992
---------------------           ----        ----        ----          ----
Gross return..............     32.45 %    (2.14)%     24.84 %        5.28 %
Net return................     31.26 %    (3.02)%     23.70 %        4.93 %

GLOBAL DIVISION
---------------
Gross return..............     18.81 %     5.23 %     32.09 %        4.87 %
Net return................     17.75 %     4.29 %     30.93 %        4.52 %


                              APRIL 3(A) TO
                              DECEMBER 31,
                             ----------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............       11.29 %
Net return................       10.55 %


                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
                             ---------------------------------------------------
AGGRESSIVE STOCK DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     31.63 %    (3.81)%     16.77 %        11.49 %
Net return................     30.46 %    (4.68)%     15.70 %        11.11 %


ASSET ALLOCATION SERIES
                                                                 AUGUST 17(A) TO
                                   YEAR ENDED DECEMBER 31,        DECEMBER 31,
CONSERVATIVE INVESTORS        --------------------------------------------------
DIVISION                        1995        1994        1993          1992
--------                        ----        ----        ----          ----
Gross return..............     20.40 %    (4.10)%     10.76 %        1.38 %
Net return................     19.32 %    (4.96)%      9.81 %        1.04 %


BALANCED DIVISION               1995        1994        1993          1992
-----------------               ----        ----        ----          ----
Gross return..............     19.75 %    (8.02)%     12.28 %        5.37 %
Net return................     18.68 %    (8.84)%     11.30 %        5.02 %


GROWTH INVESTORS DIVISION       1995        1994        1993          1992
-------------------------       ----        ----        ----          ----
Gross return..............     26.37 %    (3.15)%     15.26 %        6.89 %
Net return................     25.24 %    (4.02)%     14.24 %        6.53 %

----------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.

                                     FSA-15

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES(B)*
---------------------------------------

                                  YEAR ENDED DECEMBER 31,
                                 -------------------------
                                           1995
                                           ----
Money Market Division........              5.69%

Intermediate Government
Securities Division..........             13.31%

Quality Bond Division........             17.13%

High Yield Division..........             19.95%

Growth & Income Division.....             24.38%

Equity Index Division........             36.53%

Common Stock Division........             33.07%

Global Division..............             19.38%

                                   APRIL 30 TO DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
International Division.......             11.29%

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                           1995
                                           ----
Aggressive Stock Division....             33.00%


ASSET ALLOCATION SERIES

                                    YEAR ENDED DECEMBER 31,
                                   ------------------------
                                            1995
                                            ----
Conservative Investors Division...        20.59%

Balanced Division................         20.32%

Growth Investors Division.........        26.92%

--------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the period indicated is not an annual rate of return.

                                     FSA-16

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31,1995

RATES OF RETURN:
SP-FLEX
-------

                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
MONEY MARKET DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    5.74 %   4.02 %   3.00 %    3.56 %   6.17 %   8.24 %    9.18 %   7.32 %       2.15 %
Net return................    3.86 %   2.17 %   1.13 %    1.71 %   4.29 %   6.30 %    7.24 %   5.41 %       1.62 %

                                                                 APRIL 1(A) TO
                               YEAR ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES DIVISION           1995    1994      1993    1992         1991
-------------------           ----    ----      ----    ----         ----
Gross return..............   13.33 % (4.37) %  10.58 %  5.60 %      12.10 %
Net return................   11.31 % (6.08) %   8.57 %  3.71 %      10.59 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             -------------------------------
QUALITY BOND DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       17.02 %        (2.20)%
Net return................       14.94 %        (2.35)%


                                                                                                       AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             -------------------------------------------------------------------------------------------
HIGH YIELD DIVISION            1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------            ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    19.92 %  (2.79)%  23.15 %  12.31 %   24.46 %  (1.12)%   5.13 %   9.73 %       1.95 %
Net return................    17.79 %  (4.52)%  20.96 %  10.30 %   22.25 %  (2.89)%   3.26 %   7.78 %       1.39 %


                               YEAR ENDED   SEPTEMBER 1(A) TO
                              DECEMBER 31,     DECEMBER 31,
                             ---------------------------------
GROWTH & INCOME DIVISION          1995           1994
------------------------          ----           ----
Gross return..............       24.07 %        (3.40)%
Net return................       21.87 %        (3.55)%

EQUITY INDEX DIVISION             1995           1994
---------------------             ----           ----
Gross return..............       36.48 %        (2.54)%
Net return................       34.06 %        (2.69)%


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
COMMON STOCK DIVISION          1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    32.45 %   2.14 %  24.84 %   3.23 %   37.87 %  (8.12)%  25.59 %   22.43 %     (22.57)%
Net return................    30.10 %  (3.88)%  22.60 %   1.38 %   35.43 %  (9.76)%  23.36 %   20.26 %     (23.00)%

GLOBAL DIVISION                1995     1994     1993      1992     1991     1990      1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    18.81 %   5.23 %  32.09 %  (0.50)%   30.55 %  (6.07)%  26.93 %   10.88 %     (11.40)%
Net return................    16.70 %   3.36 %  29.77 %  (2.28)%   28.23 %  (7.75)%  24.67 %    8.90 %     (11.86)%


                             APRIL 3(A) TO
                              DECEMBER 31,
                             -------------
INTERNATIONAL DIVISION            1995
----------------------            ----
Gross return..............      11.29 %
Net return................       9.82 %


                                                                                                        AUGUST 31(A) TO
                                                      YEAR ENDED DECEMBER 31,                            DECEMBER 31,
                             --------------------------------------------------------------------------------------------
AGGRESSIVE STOCK DIVISION      1995     1994     1993      1992     1991     1990      1989     1988         1987
-------------------------      ----     ----     ----      ----     ----     ----      ----     ----         ----
Gross return..............    31.63 %   3.81 %  16.77 %  (3.16)%   86.86 %  8.17 %   43.50 %    1.17 %     (24.28)%
Net return................    29.30 %  (5.53)%  14.67 %  (4.89)%   83.54 %  6.23 %   40.95 %   (0.66)%     (24.68)%

------------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-17

EQUITABLE VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1995


ASSET ALLOCATION SERIES
                               YEAR ENDED      SEPTEMBER 1(A) TO
                              DECEMBER 31,       DECEMBER 31,
CONSERVATIVE INVESTORS    ---------------------------------------
DIVISION                         1995                1994
--------                         ----                ----
Gross return..........          20.40 %             (1.83)%
Net return............          18.26 %             (1.98)%


                                                                                                       AUGUST 31(A) TO
                                                   YEAR ENDED DECEMBER 31,                               DECEMBER 31,
                        -------------------------------------------------------------------------------------------------
BALANCED DIVISION          1995     1994      1993      1992      1991     1990      1989      1988          1987
-----------------          ----     ----      ----      ----      ----     ----      ----      ----          ----
Gross return..........    19.75 %  (8.02)%   12.28 %   (2.83)%   41.27 %   0.24 %   25.83 %   13.27 %       (20.26)%
Net return............    17.62 %  (9.66)%   10.31 %   (4.57)%   38.75 %  (1.56)%   23.59 %   11.25 %       (20.71)%


                            YEAR ENDED     SEPTEMBER 1(A) TO
                           DECEMBER 31,      DECEMBER 31,
GROWTH INVESTORS         ------------------------------------
DIVISION                      1995              1994
--------                      ----              ----
Gross return...........      26.37 %          (3.16)%
Net return.............      24.12 %          (3.31)%

-------------------------
(a) Date as of which net premiums under the policies were first allocated to the Division. The gross return and the net return for the periods indicated are not annual rates of return.


                                     FSA-18

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 1995 AND 1994

                                                                                                 1995               1994
                                                                                           -----------------   ----------------
ASSETS                                                                                                (IN MILLIONS)
Investments:
   Fixed maturities:
     Available for sale, at estimated fair value........................................    $     4,366.3       $    2,138.8
     Held to maturity, at amortized cost................................................             --              2,008.5
   Policy loans.........................................................................          1,300.1            1,185.2
   Mortgage loans on real estate........................................................            771.5              888.5
   Equity real estate...................................................................            525.4              641.0
   Other equity investments.............................................................            200.5              239.1
   Other invested assets................................................................            120.9              107.8
                                                                                           -----------------   ----------------
     Total investments..................................................................          7,284.7            7,208.9
Cash and cash equivalents...............................................................            277.6              182.3
Deferred policy acquisition costs.......................................................          2,037.8            2,077.1
Other assets............................................................................            250.6              240.7
Separate Accounts assets................................................................          4,611.6            3,345.3
                                                                                           -----------------   ----------------
TOTAL ASSETS............................................................................    $    14,462.3       $   13,054.3
                                                                                           =================   ================

LIABILITIES
Policyholders' account balances.........................................................    $     7,045.9       $    7,340.0
Future policy benefits and other policyholders' liabilities.............................            570.8              509.4
Other liabilities.......................................................................            521.4              441.1
Separate Accounts liabilities...........................................................          4,586.5            3,314.9
                                                                                           -----------------   ----------------
     Total liabilities..................................................................         12,724.6           11,605.4
                                                                                           -----------------   ----------------
Commitments and contingencies (Notes 7, 9, 10 and 11)

SHAREHOLDER'S EQUITY
Common stock, par value $1 per share;
   5.0 million shares authorized, 1.5 million shares issued and outstanding.............              1.5                1.5
Capital in excess of par value..........................................................          1,480.7            1,355.7
Retained earnings.......................................................................            221.6              165.5
Net unrealized investment gains (losses)................................................             44.6              (72.6)
Minimum pension liability...............................................................            (10.7)              (1.2)
                                                                                           -----------------   ----------------
     Total shareholder's equity.........................................................          1,737.7            1,448.9
                                                                                           -----------------   ----------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..............................................    $    14,462.3       $   13,054.3
                                                                                           =================   ================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF EARNINGS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
REVENUES
   Universal life and investment-type product policy fee income......    $       584.5       $      552.6       $      485.2
   Premiums..........................................................             33.7               40.1               46.9
   Net investment income.............................................            529.1              526.8              557.6
   Investment (losses) gains, net....................................              (.5)              (4.6)               1.5
   Other income......................................................              2.1                2.9                3.0
                                                                        -----------------   ----------------   -----------------
     Total revenues..................................................          1,148.9            1,117.8            1,094.2
                                                                        -----------------   ----------------   -----------------

BENEFITS AND OTHER DEDUCTIONS
   Interest credited to policyholders' account balances..............            376.1              389.3              439.2
   Policyholders' benefits...........................................            267.5              242.3              251.0
   Other operating costs and expenses................................            419.5              413.8              356.7
                                                                        -----------------   ----------------   -----------------
     Total benefits and other deductions.............................          1,063.1            1,045.4            1,046.9
                                                                        -----------------   ----------------   -----------------
Earnings before Federal income taxes and cumulative
   effect of accounting change.......................................             85.8               72.4               47.3
Federal income tax expense...........................................             29.7               25.0               20.5
                                                                        -----------------   ----------------   -----------------
Earnings before cumulative effect of accounting change...............             56.1               47.4               26.8
Cumulative effect of accounting change, net of  Federal income taxes.             --                (11.4)              --
                                                                        -----------------   ----------------   -----------------
Net Earnings.........................................................    $        56.1       $       36.0       $       26.8
                                                                        =================   ================   =================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
COMMON STOCK AT PAR VALUE, beginning and end of year.................    $         1.5       $        1.5       $        1.5
                                                                        -----------------   ----------------   -----------------
CAPITAL IN EXCESS OF PAR VALUE, beginning of year....................          1,355.7            1,305.7            1,055.7
Additional capital in excess of par value............................            125.0               50.0              250.0
                                                                        -----------------   ----------------   -----------------
Capital in excess of par value, end of year..........................          1,480.7            1,355.7            1,305.7
                                                                        -----------------   ----------------   -----------------
RETAINED EARNINGS, beginning of year.................................            165.5              129.5              102.7
Net earnings.........................................................             56.1               36.0               26.8
                                                                        -----------------   ----------------   -----------------
Retained earnings, end of year.......................................            221.6              165.5              129.5
                                                                        -----------------   ----------------   -----------------
NET UNREALIZED INVESTMENT (LOSSES) GAINS, beginning of year..........            (72.6)              22.3               11.1
Change in unrealized investment gains (losses).......................            117.2              (94.9)              11.2
                                                                        -----------------   ----------------   -----------------
Net unrealized investment gains (losses), end of year................             44.6              (72.6)              22.3
                                                                        -----------------   ----------------   -----------------
MINIMUM PENSION LIABILITY, beginning of year.........................             (1.2)              (6.3)              --
Change in minimum pension liability..................................             (9.5)               5.1               (6.3)
                                                                        -----------------   ----------------   -----------------
Minimum pension liability, end of year...............................            (10.7)              (1.2)              (6.3)
                                                                        -----------------   ----------------   -----------------
TOTAL SHAREHOLDER'S EQUITY, END OF YEAR..............................    $     1,737.7       $    1,448.9       $    1,452.7
                                                                        =================   ================   =================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
NET EARNINGS.........................................................    $        56.1       $       36.0       $       26.8
ADJUSTMENTS TO RECONCILE  NET EARNINGS TO NET CASH (USED)  PROVIDED
   BY OPERATING ACTIVITIES:
   Interest credited to policyholders' account balances..............            376.1              389.3              439.2
   General Account policy charges....................................           (618.7)            (572.8)            (496.7)
   Investment losses (gains), net....................................               .5                4.6               (1.5)
   Other, net........................................................             63.8              (17.2)             117.2
                                                                        -----------------   ----------------   -----------------
Net cash (used) provided by operating activities.....................           (122.2)            (160.1)              85.0
                                                                        -----------------   ----------------   -----------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Maturities and repayments.........................................            640.7              511.8            1,165.8
   Sales.............................................................          2,667.0            2,119.0            2,844.2
   Return of capital from joint ventures and limited partnerships....             23.9               14.2               56.3
   Purchases.........................................................         (3,065.9)          (2,251.7)          (4,414.0)
   Other, net........................................................           (114.8)            (102.2)             (98.8)
                                                                        -----------------   ----------------   -----------------
Net cash provided (used) by investing activities.....................            150.9              291.1             (446.5)
                                                                        -----------------   ----------------   -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
     Deposits........................................................            581.1              602.8              612.9
     Withdrawals.....................................................           (636.6)            (697.7)            (506.2)
   Capital contribution from Equitable Life..........................            125.0               50.0              250.0
   Other, net........................................................             (2.9)              (1.8)               2.0
                                                                        -----------------   ----------------   -----------------
Net cash provided (used) by financing activities.....................             66.6              (46.7)             358.7
                                                                        -----------------   ----------------   -----------------
Change in cash and cash equivalents..................................             95.3               84.3               (2.8)
Cash and cash equivalents, beginning of year.........................            182.3               98.0              100.8
                                                                        -----------------   ----------------   -----------------
Cash and Cash Equivalents, End of Year...............................    $       277.6       $      182.3       $       98.0
                                                                        =================   ================   =================
Supplemental cash flow information
   Interest Paid.....................................................    $        --         $        5.7       $        2.1
                                                                        =================   ================   =================
   Income Taxes Refunded.............................................    $        --         $        8.4       $         .3
                                                                        =================   ================   =================

See Notes to Consolidated Financial Statements.

EQUITABLE VARIABLE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

   Equitable Variable Life Insurance Company ("Equitable Variable Life") was incorporated on September 11, 1972 as a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Variable Life's operations consist principally of the sale of interest-sensitive life insurance and annuity products.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

   The accompanying consolidated financial statements include the accounts of Equitable Variable Life and its subsidiaries, (collectively "EVLICO").

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   All significant intercompany transactions and balances have been eliminated in consolidation.

   Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1995 presentation.

   Accounting Changes

   In the first quarter of 1995, EVLICO adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan." This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. EVLICO provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on EVLICO's consolidated statements of earnings and shareholder's equity.

   In the fourth quarter of 1994 (effective as of January 1, 1994), EVLICO adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $11.4 million, net of a Federal income tax benefit of $6.2 million.

   At December 31, 1993, EVLICO adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $7.2 million, net of deferred policy acquisition costs and deferred Federal income tax. Beginning coincident with issuance of SFAS No. 115 implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, EVLICO transferred $1,806.7 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $17.9 million, net of deferred policy acquisition costs and deferred Federal income tax.

   New Accounting Pronouncements

   In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. EVLICO will implement this statement as of January 1, 1996. EVLICO currently provides allowances for possible losses for assets under the scope of this statement. Management has not yet determined the impact of this statement on these assets.

   Valuation of Investments

   Fixed maturities which have been identified as available for sale are reported at estimated fair value. At December 31, 1994, fixed maturities which EVLICO had both the ability and the intent to hold to maturity, were stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things, the estimated fair value of the underlying collateral.

   Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to EVLICO's cost of funds; valuation allowances on real estate available for sale are computed using the lower of current estimated fair value, net of disposition costs, or depreciated cost.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests in which EVLICO does not have control and a majority economic interest are reported on the equity basis of accounting and are included with either equity real estate or other equity investments, as appropriate.

   Common stocks are carried at estimated fair value and are included in other equity investments.

   Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

   Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

   All securities are recorded in the consolidated financial statements on a trade date basis.

   Investment Results and Unrealized Investment Gains (Losses)

   Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

   Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by EVLICO are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes and deferred policy acquisition costs related to universal life and investment-type products.

   Recognition of Insurance Income and Related Expenses

   Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Deferred Policy Acquisition Costs

   The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the deferred policy acquisition cost asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

   Amortization charged to income amounted to $199.0 million, $200.2 million and $135.5 million for the years ended December 31, 1995, 1994 and 1993, respectively.

   Policyholders' Account Balances and Future Policy Benefits

   EVLICO's insurance contracts primarily are universal life and investment-type contracts. Policyholders' account balances are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The future policy benefit liabilities for the remainder of EVLICO's insurance contracts, consisting primarily of supplementary contracts with life contingencies and various policy riders, are computed by various valuation methods based on assumed interest rates and mortality and morbidity assumptions reflecting EVLICO's experience and industry standards.

   Federal Income Taxes

   EVLICO is included in a consolidated Federal income tax return with Equitable Life and its other eligible subsidiaries. In accordance with an agreement between EVLICO and Equitable Life, the amount of current income taxes as determined on a separate return basis will be paid to, or received from, Equitable Life. Benefits for losses, which are paid to EVLICO to the extent they are utilized by Equitable Life, may not have been received in the absence of such agreement. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using the enacted income tax rates and laws.

   Separate Accounts

   Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of EVLICO. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

   Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders are shown as separate captions in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by management.

   The investment results of Separate Accounts are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1995, 1994 and 1993, investment results of Separate Accounts were $342.2 million, $135.9 million and $344.1 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges of the Separate Accounts are included in revenues.

3. INVESTMENTS

   The following tables provide additional information relating to fixed maturities and equity securities:


                                                                             GROSS              GROSS
                                                        AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                          COST               GAINS              LOSSES           FAIR VALUE
                                                     ----------------   -----------------  -----------------   ---------------
                                                                                 (IN MILLIONS)
   December 31, 1995
   -----------------
   Fixed Maturities:
      Available for Sale:
        Corporate.................................    $    3,053.5       $      101.0       $        22.0       $    3,132.5
        Mortgage-backed...........................           573.9                7.7                  .4              581.2
        U.S. Treasury securities and U.S. government
           and agency securities..................           569.2                9.2                 2.6              575.8
        States and political subdivisions.........             4.3                 .1                --                  4.4
        Foreign governments.......................            16.2                 .8                --                 17.0
        Redeemable preferred stock................            56.8                3.7                 5.1               55.4
                                                     ----------------   -----------------  -----------------   ---------------

      Total Available for Sale....................    $    4,273.9       $      122.5       $        30.1       $    4,366.3
                                                     ================   =================  =================   ===============

   Equity Securities:
      Common stock................................    $       36.2       $       10.3       $         4.7       $       41.8
                                                     ================   =================  =================   ===============

   December 31, 1994
   -----------------
   Fixed Maturities:
      Available for Sale:
        Corporate.................................    $    1,622.3       $        5.1       $       112.6       $    1,514.8
        Mortgage-backed...........................           221.9                 .5                16.4              206.0
        U.S. Treasury securities and U.S. government
           and agency securities..................           365.4                1.4                20.7              346.1
        States and political subdivisions.........             4.8               --                    .6                4.2
        Foreign governments.......................            14.8                 .2                --                 15.0
        Redeemable preferred stock................            58.0                 .1                 5.4               52.7
                                                     ----------------   -----------------  -----------------   ---------------

      Total Available for Sale....................    $    2,287.2       $        7.3       $       155.7       $    2,138.8
                                                     ================   =================  =================   ===============

      Held to Maturity:
        Corporate.................................    $    1,812.4       $       11.9       $        93.1       $    1,731.2
        U.S. Treasury securities and U.S. government
           and agency securities..................           180.4               --                  21.7              158.7
        States and political subdivisions.........            14.4               --                    .9               13.5
        Foreign governments.......................             1.3                 .1                --                  1.4
                                                     ----------------   -----------------  -----------------   ---------------

      Total Held to Maturity......................    $    2,008.5       $       12.0       $       115.7       $    1,904.8
                                                     ================   =================  =================   ===============

   Equity Securities:
      Common stock................................    $       42.0       $       10.1       $         9.4       $       42.7
                                                     ================   =================  =================   ===============

   For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, EVLICO has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by EVLICO. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1995 and 1994, respectively, securities without a readily ascertainable market value having an amortized cost of $1,233.7 million and $1,571.5 million, respectively, had estimated fair values of $1,291.1 million and $1,512.2 million, respectively.

   The contractual maturity of bonds at December 31, 1995 are shown below:

                                                                                                   AVAILABLE FOR SALE
                                                                                           ------------------------------------

                                                                                              AMORTIZED           ESTIMATED
                                                                                                 COST            FAIR VALUE
                                                                                           -----------------   ----------------

                                                                                                    (IN MILLIONS)
   Due in one year or less.............................................................   $       133.3       $      133.4
   Due in years two through five.......................................................         1,416.4            1,444.9
   Due in years six through ten........................................................         1,361.5            1,391.8
   Due after ten years.................................................................           732.0              759.6
   Mortgage-backed securities..........................................................           573.9              581.2
                                                                                         -----------------   ----------------

   Total...............................................................................   $     4,217.1       $    4,310.9
                                                                                         =================   ================

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

   Investment valuation allowances and changes thereto are shown below:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                       --------------------------------------------------------
                                                                             1995                1994               1993
                                                                       -----------------   -----------------  -----------------
                                                                                            (IN MILLIONS)

   Balances, beginning of year....................................    $        68.5       $       87.3       $       147.2
   Additions charged to income....................................             31.0               12.7                44.4
   Deductions for writedowns and asset dispositions...............            (33.8)             (31.5)             (104.3)
                                                                     -----------------   -----------------  -----------------
   Balances, End of Year..........................................    $        65.7       $       68.5       $        87.3
                                                                     =================   =================  =================

   Balances, end of year comprise:
      Mortgage loans on real estate...............................    $        15.9       $       24.0       $        46.7
      Equity real estate..........................................             49.8               44.5                40.6
                                                                     -----------------   -----------------  -----------------

   Total..........................................................    $        65.7       $       68.5       $        87.3
                                                                     =================   =================  =================

   Deductions for writedowns and asset dispositions for 1993 include a $20.2 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

   At December 31, 1995, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $21.5 million of fixed maturities and $29.1 million of mortgage loans on real estate.

   EVLICO's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. EVLICO seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or an NAIC (National Association of Insurance Commissioners) designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1995, approximately 11.0% of the $4,217.2 million aggregate amortized cost of bonds held by EVLICO were considered to be other than investment grade.

   In addition to its holding of corporate high yield securities, EVLICO is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

   EVLICO has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $13.7 million and $13.3 million at December 31, 1995 and 1994, respectively, of such restructured securities. The December 31, 1994 amount includes fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $5.6 million. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $1.1 million and $2.2 million in 1995, 1994 and 1993, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.4 million, $1.0 million and $1.5 million in 1995, 1994 and 1993, respectively.

   At December 31, 1995 and 1994, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $36.0 million (4.6% of total mortgage loans on real estate) and $35.2 million (3.9% of total mortgage loans on real estate), respectively.

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $173.5 million and $130.8 million at December 31, 1995 and 1994, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $16.1 million, $12.3 million and $13.9 million in 1995, 1994 and 1993, respectively. Gross interest income on these loans included in net investment income aggregated $14.0 million, $11.4 million and $11.5 million in 1995, 1994 and 1993, respectively.

   Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                            DECEMBER 31, 1995
                                                            ------------------
                                                              (IN MILLIONS)

   Impaired mortgage loans with provision for losses....     $        99.0
   Impaired mortgage loans with no provision for losses.              24.5
                                                            ------------------

   Recorded investment in impaired mortgage loans.......             123.5
   Provision for losses.................................              14.5
                                                            ------------------

   Net Impaired Mortgage Loans..........................     $       109.0
                                                            ==================

   Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   During the year ended December 31, 1995, EVLICO's average recorded investment in impaired mortgage loans was $99.2 million. Interest income recognized on these impaired mortgage loans totaled $8.2 million for the year ended December 31, 1995, including $2.2 million recognized on a cash basis.

   EVLICO's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1995 and 1994, the carrying value of equity real estate available for sale amounted to $55.6 million and $138.4 million, respectively. For the years ended December 31, 1995, 1994 and 1993, respectively, real estate of $12.2 million, $59.0 million and $92.1 million was acquired in satisfaction of debt. At December 31, 1995 and 1994, EVLICO owned $196.6 million and $230.5 million, respectively, of real estate acquired in satisfaction of debt.

   Depreciation on real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $51.0 million and $51.1 million at December 31, 1995 and 1994, respectively. Depreciation expense on real estate totaled $12.8 million, $12.7 million and $11.6 million for the years ended December 31, 1995, 1994 and 1993, respectively.

4. JOINT VENTURES AND PARTNERSHIPS

   Summarized combined financial information of real estate joint ventures (10 and 12 individual ventures as of December 31, 1995 and 1994, respectively) and of other limited partnership interests accounted for under the equity method, in which EVLICO has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                                    DECEMBER 31,
                                                                                      ------------------------------------------
                                                                                             1995                  1994
                                                                                      -------------------    ------------------
                                                                                                    (IN MILLIONS)
     FINANCIAL POSITION
     Investments in real estate, at depreciated cost...............................    $       966.3          $    1,047.0
     Investments in securities, generally at estimated fair value..................            648.5               3,061.2
     Cash and cash equivalents.....................................................             99.2                  46.4
     Other assets..................................................................             90.8                 261.9
                                                                                      -------------------    ------------------

     Total assets..................................................................          1,804.8               4,416.5
                                                                                      -------------------    ------------------

     Borrowed funds -- third party..................................................            74.4               1,233.6
     Other liabilities.............................................................            132.4                 611.0
                                                                                      -------------------    ------------------

     Total liabilities.............................................................            206.8               1,844.6
                                                                                      -------------------    ------------------

     Partners' Capital.............................................................    $     1,598.0          $    2,571.9
                                                                                      ===================    ==================

     Equity in partners' capital included above....................................    $       243.8          $      327.3
     Equity in limited partnership interests not included above....................             82.3                  50.4
     (Deficit) excess of equity in partners' capital over
        investment cost and equity earnings........................................              (.4)                  3.7
                                                                                      -------------------    ------------------

     Carrying Value................................................................    $       325.7          $      381.4
                                                                                      ===================    ==================


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Revenues of real estate joint ventures............................  $       152.3       $      180.1       $      136.6
     Revenues of other limited partnership interests...................           86.9              102.5              318.9
     Interest expense -- third party....................................         (23.1)             (88.1)             (79.7)
     Interest expense -- The Equitable..................................          (5.6)              --                 --
     Other expenses....................................................         (131.8)            (172.4)            (132.7)
                                                                        -----------------   ----------------   -----------------

     Net Earnings......................................................  $        78.7       $       22.1       $      243.1
                                                                        =================   ================   =================

     Equity in net earnings included above.............................  $        14.4       $       11.7       $       34.0
     Equity in net earnings of limited partnership
        interests not included above...................................           12.9                6.3               12.0
     Reduction of earnings in joint ventures
        over equity ownership percentage and
        amortization of differences in bases...........................           --                 (1.1)               (.1)
                                                                        -----------------   -----------------  -----------------

     Total Equity in Net Earnings......................................  $        27.3       $       16.9       $       45.9
                                                                        =================   ================   =================

5. NET INVESTMENT INCOME AND INVESTMENT (LOSSES) GAINS

   The sources of net investment income are summarized as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Fixed maturities.................................................   $       319.5       $      331.4       $      319.9
     Mortgage loans on real estate....................................            70.3               86.7              105.7
     Equity real estate...............................................            66.2               67.0               69.8
     Policy loans.....................................................            86.8               79.5               76.1
     Other equity investments.........................................            22.4               13.4               38.5
     Other investment income..........................................            30.5               24.5               17.0
                                                                        -----------------   ----------------   -----------------

     Gross investment income..........................................           595.7              602.5              627.0

     Investment expenses..............................................            66.6               75.7               69.4
                                                                        -----------------   ----------------   -----------------

     Net Investment Income............................................   $       529.1       $      526.8       $      557.6
                                                                        =================   ================   =================

   Investment (losses) gains, net, including changes in valuation allowances, are summarized as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Fixed maturities.................................................   $        23.7       $       (6.8)      $       45.1
     Mortgage loans on real estate....................................            (7.0)             (13.3)             (32.0)
     Equity real estate...............................................           (18.9)              (5.3)             (13.4)
     Other equity investments.........................................             1.7               20.8                1.8
                                                                        -----------------   ----------------   -----------------

     Investment (Losses) Gains, Net...................................   $         (.5)      $       (4.6)      $        1.5
                                                                        =================   ================   =================

   Writedowns of fixed maturities amounted to $11.1 million, $8.2 million and $1.4 million for the years ended December 31, 1995, 1994 and 1993, respectively.

   For the years ended December 31, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,551.6 million and $2,065.1 million. Gross gains of $49.6 million and $22.1 million and gross losses of $18.7 million and $24.4 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for the years ended December 31, 1995 and 1994, amounted to $240.8 million and $(215.2) million, respectively.

   Gross gains of $66.2 million and gross losses of $66.5 million were realized on sales of investments in fixed maturities held for investment and available for sale for the year ended December 31, 1993.

   Net  unrealized  investment  gains  (losses),  included  in the  consolidated
   balance   sheets  as  a  component  of  equity,   and  the  changes  for  the
   corresponding years are summarized as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Balance, beginning of year.......................................   $      (72.6)       $      22.3        $      11.1
     Changes in unrealized investment gains (losses)..................          244.7             (241.8)               3.4
     Effect of adopting SFAS No. 115..................................           --                 --                 72.2
     Changes in unrealized investment (gains) losses attributable to:
        Deferred policy acquisition costs.............................          (64.4)              95.8              (58.2)
        Deferred Federal income taxes.................................          (63.1)              51.1               (6.2)
                                                                       -----------------   ----------------   -----------------

     Balance, End of Year.............................................   $       44.6        $     (72.6)       $      22.3
                                                                        =================   ================   =================

     Balance, end of year comprises:
        Unrealized investment gains (losses) on:
          Fixed maturities............................................   $       92.4        $    (148.4)       $      66.8
          Other equity investments....................................            5.6                 .7               25.6
          Other.......................................................           (2.7)              (1.7)              --
                                                                        -----------------   ----------------   -----------------

        Total.........................................................           95.3             (149.4)              92.4
        Amounts of unrealized investment (gains) losses attributable to:
          Deferred policy acquisition costs...........................          (26.8)              37.6              (58.2)
          Deferred Federal income taxes...............................          (23.9)              39.2              (11.9)
                                                                        -----------------   ----------------   -----------------

     Total............................................................   $       44.6        $     (72.6)       $      22.3
                                                                        =================   ================   =================

6. FEDERAL INCOME TAXES

   A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
     Federal income tax expense (benefit):
        Current.......................................................   $       --          $      (1.4)       $      (3.4)
        Deferred......................................................           29.7               26.4               23.9
                                                                        -----------------   ----------------   -----------------

     Total............................................................   $       29.7        $      25.0        $      20.5
                                                                        =================   ================   =================

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and cumulative effect of accounting change by the expected Federal income tax rate of 35%.

   The sources of the difference and the tax effects of each are as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Expected Federal income tax expense..............................   $       30.0        $      25.3        $      16.6
     Tax rate adjustment..............................................           --                 --                  4.0
     Other............................................................            (.3)               (.3)               (.1)
                                                                        -----------------   ----------------   -----------------

     Federal Income Tax Expense.......................................   $       29.7        $      25.0        $      20.5
                                                                        =================   ================   =================

   The components of the net deferred Federal income tax account are as follows:


                                                                   DECEMBER 31, 1995                  DECEMBER 31, 1994
                                                            ---------------------------------  ---------------------------------
                                                                ASSETS         LIABILITIES         ASSETS         LIABILITIES
                                                            ---------------   ---------------  ---------------   ---------------
                                                                                       (IN MILLIONS)
     Deferred policy acquisition costs, reserves and
        reinsurance.......................................   $      --         $    253.8       $      --         $    250.6
     Investments..........................................          --               20.5              38.4             --
     Compensation and related benefits....................          44.3             --                52.2             --
     Other................................................           7.9             --                25.6             --
                                                            ---------------   ---------------  ---------------   ---------------

     Total................................................   $      52.2       $    274.3       $     116.2       $    250.6
                                                            ===============   ===============  ===============   ===============

   The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)
     Deferred policy acquisition costs, reserves and
        reinsurance...................................................   $        3.2        $     (11.4)       $      (6.8)
     Investments......................................................           (4.2)              26.1               11.4
     Compensation and related benefits................................           13.0               (2.8)               1.9
     Other............................................................           17.7               14.5               17.4
                                                                        -----------------   ----------------   -----------------

     Deferred Federal Income Tax Expense..............................   $       29.7        $      26.4        $      23.9
                                                                        =================   ================   =================

   At December 31, 1995, EVLICO had net operating loss carryforwards of approximately $10.2 million. These loss carryforwards are available to offset future tax payments to Equitable Life under the tax sharing agreement.

7. REINSURANCE AGREEMENTS

   EVLICO cedes reinsurance to other insurance companies. EVLICO evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance is summarized as follows:


                                                                                                      DECEMBER 31,
                                                                                           ------------------------------------
                                                                                                 1995               1994
                                                                                           -----------------   ----------------
                                                                                                      (IN MILLIONS)

     Direct premiums.....................................................................   $       34.1        $      40.2
     Reinsurance ceded...................................................................            (.4)               (.1)
                                                                                           -----------------   ----------------

     Premiums............................................................................   $       33.7        $      40.1
                                                                                           =================   ================

     Universal Life and Investment-type Product Policy Fee Income Ceded..................   $       31.0        $      24.9
                                                                                           =================   ================

     Policyholders' Benefits Ceded.......................................................   $       18.7        $       8.3
                                                                                           =================   ================

   EVLICO  reinsures  mortality  risks in excess of $5.0  million  on any single
   life.   EVLICO  also  reinsures  the  entire  risk  on  certain   substandard
   underwriting risks as well as in certain other cases.

8. RELATED PARTY TRANSACTIONS

   Under a cost sharing agreement, EVLICO reimburses Equitable Life for its use of Equitable Life's personnel, property and facilities in carrying out certain of its operations. Reimbursement for intercompany services is based on the allocated cost of the services provided. The incurred balances of these intercompany transactions, which are included in other operating costs and expenses are as follows:


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Personnel and facilities.........................................   $      249.8        $     257.9        $     252.7
     Agent commissions and fees.......................................          127.4              122.6              103.0

   These cost allocations include various employee related obligations for pensions and postretirement benefits. At December 31, 1995 and 1994, EVLICO recorded as a reduction of shareholder's equity its allocated portion of an additional minimum pension liability of $10.7 million and $1.2 million, net of Federal income taxes, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

   During 1995, 1994 and 1993, Equitable Life restructured certain operations in connection with cost reduction programs. EVLICO recorded provisions of $6.7 million, $6.9 million and $17.3 million in 1995, 1994 and 1993, respectively, relating primarily to allocated lease obligations (net of sub-lease rentals) and severance liabilities.

   EVLICO incurred investment advisory and asset management fee expenses of $17.6 million, $19.2 million and $16.0 million during 1995, 1994 and 1993, respectively.

   EVLICO and Equitable Life have an agreement whereby certain Equitable Life policyholders may purchase EVLICO's policies without presenting evidence of insurability. Under the agreement, Equitable Life pays EVLICO a conversion charge for the extra mortality risk associated with issuing these policies. EVLICO received payments of $2.9 million, $3.0 million and $3.1 million in 1995, 1994 and 1993, respectively, which were reported as other income.

   On August 31, 1993, EVLICO sold $250.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993 (the "Trust"). EVLICO realized a $1.1 million gain, net of related deferred policy acquisition costs and deferred Federal income taxes. In conjunction with this transaction, EVLICO received $75.4 million of Class B notes issued by the Trust. These notes have interest rates ranging from 6.85% to 9.45%. The Class B notes are classified as other invested assets on the consolidated balance sheets.

   Net amounts payable to Equitable Life were $190.2 million and $226.7 million at December 31, 1995 and 1994, respectively.

9. DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivatives

   EVLICO primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce EVLICO's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1995 was $444.8 million. The average unexpired terms at December 31, 1995 is 3.0 years. At December 31, 1995, the cost of terminating outstanding matched swaps in a loss position was $10.1 million and the unrealized gain on outstanding matched swaps in a gain position was $3.4 million. EVLICO has no intention of terminating these contracts prior to maturity.

   Fair Value of Financial Instruments

   EVLICO defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time EVLICO's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of EVLICO was not material at December 31, 1995 and 1994.

   Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

   The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

   The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Note 3:


                                                                                       DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                                         1995                               1994
                                                            --------------------------------   --------------------------------
                                                               CARRYING        ESTIMATED          CARRYING        ESTIMATED
                                                                VALUE          FAIR VALUE          VALUE          FAIR VALUE
                                                            ---------------  ---------------   ---------------  ---------------
                                                                                      (IN MILLIONS)
     Consolidated Financial Instruments:
     Mortgage loans on real estate.......................    $      771.5     $       809.4     $      888.5     $       865.3
     Other joint ventures................................           158.7             158.7            196.4             196.4
     Policy loans........................................         1,300.1           1,374.0          1,185.2           1,138.7
     Policyholders' account balances:
        SPDA.............................................         1,265.8           1,272.0          1,744.3           1,732.7
        Annuities certain and SCNILC.....................           188.0             188.1            159.0             151.3

10. COMMITMENTS AND CONTINGENT LIABILITIES

    EVLICO is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, EVLICO has purchased single premium annuities from Equitable Life and directed Equitable Life to make payments directly to the beneficiaries. A contingent liability exists with respect to these agreements should Equitable Life be unable to meet its obligations. Management believes the need to satisfy such obligations is remote.

11. LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which EVLICO does business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive amounts, or in substantial settlements. In some states juries have substantial discretion in awarding punitive damages. EVLICO, like other life and health insurers, from time to time is involved in such litigation as well as other legal actions and proceedings in connection with its businesses. Some of these litigations have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on EVLICO's financial position or results of operations.

12. STATUTORY FINANCIAL INFORMATION

    EVLICO is restricted as to the amounts it may pay as dividends to Equitable Life. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For the years ended December 31, 1995, 1994 and 1993, statutory (loss) earnings totaled $(102.5) million, $27.3 million and $(88.4) million, respectively. No amounts are expected to be available for dividends from EVLICO to Equitable Life in 1996.

    At December 31, 1995, EVLICO, in accordance with various government and state regulations, had $4.2 million of securities deposited with such government or state agencies.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles EVLICO's net change in statutory surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.


                                                                                       YEARS ENDED DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Net change in statutory surplus and capital stock................   $       (56.6)      $       64.8       $      184.4
     Change in asset valuation reserves...............................            57.8               18.5               26.0
                                                                        -----------------   ----------------   -----------------

     Net change in statutory surplus, capital stock
        and asset valuation reserves..................................             1.2               83.3              210.4
     Adjustments:
        Future policy benefits and policyholders' account balances....           (12.9)             (13.5)             (22.5)
        Initial fee liability.........................................           (34.2)             (20.3)             (11.6)
        Deferred policy acquisition costs.............................            25.1               34.7               62.2
        Deferred Federal income taxes.................................           (29.7)             (20.2)             (23.9)
        Valuation of investments......................................            38.3               19.9               25.9
        Limited risk reinsurance......................................           146.9                 .1               (5.4)
        Contribution from Equitable Life..............................          (125.0)             (50.0)            (250.0)
        Other, net....................................................            46.4                2.0               41.7
                                                                        -----------------   ----------------   -----------------

     Net Earnings.....................................................   $        56.1       $       36.0       $       26.8
                                                                        =================   ================   =================


                                                                                             DECEMBER 31,
                                                                        --------------------------------------------------------
                                                                              1995               1994                1993
                                                                        -----------------   ----------------   -----------------
                                                                                             (IN MILLIONS)

     Statutory surplus and capital stock..............................   $       720.9       $      777.6       $      712.7
     Asset valuation reserves.........................................           146.1               88.3               69.8
                                                                        -----------------   ----------------   -----------------

     Statutory surplus, capital stock and asset valuation reserves....           867.0              865.9              782.5
     Adjustments:
        Future policy benefits and policyholders' account balances....          (367.4)            (354.5)            (341.1)
        Initial fee liability.........................................          (234.7)            (200.5)            (180.3)
        Deferred policy acquisition costs.............................         2,037.8            2,077.1            1,946.7
        Deferred Federal income taxes.................................          (222.1)            (134.4)            (159.5)
        Valuation of investments......................................            68.4             (219.2)               4.4
        Limited risk reinsurance......................................          (231.7)            (378.6)            (378.7)
        Postretirement and other pension liabilities..................          (111.6)            (105.8)            (122.7)
        Other, net....................................................           (68.0)            (101.1)             (98.6)
                                                                        -----------------   ----------------   -----------------

     Shareholder's Equity.............................................   $     1,737.7       $    1,448.9       $    1,452.7
                                                                        =================   ================   =================

    REPORT OF INDEPENDENT ACCOUNTANTS

    To the Board of Directors and Shareholders of Equitable Variable Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Equitable Variable Life Insurance Company and its subsidiaries ("EVLICO") at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of EVLICO's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in Note 2 to the consolidated financial statements, EVLICO changed its methods of accounting for loan impairments in 1995, for postemployment benefits in 1994 and for investment securities in 1993.






    PRICE WATERHOUSE LLP
    New York, New York
    February 7, 1996

                                                                      APPENDIX A
MANAGEMENT


Here is a list of our directors and principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.


NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
--------------------                   ------------------------
DIRECTORS

Michel Beaulieu......................  Director of Equitable Variable since February 1992. Senior Vice President,  Equitable,  since
                                       September 1991; prior thereto,  Chief Life Actuary AXA group 1989 to 1991;  Managing Director
                                       Blondeau & CIE (France) 1986 to 1989. Director, Equity & Law (London).

Laurent Clamagirand..................  Director of Equitable  Variable since February 1995;  Vice  President,  Financial  Reporting,
                                       Equitable,  since March 1996; prior thereto, Director from November 1994 to March 1996; prior thereto,  International Controller, AXA, January 1990 to October 1994; Director, Equitable of
                                       Colorado, since March 1995.

William T. McCaffrey.................  Director of Equitable  Variable  since  February  1987;  Senior  Executive Vice President and
                                       Chief Operating Officer,  Equitable Life, since February 1996; prior thereto,  Executive Vice
                                       President,  since  February  1986 and  Chief  Administrative  Officer  since  February  1988;
                                       Director,  Equitable Life, since February 1996 and Equitable Foundation since September 1986.

Michael J. Rich......................  Director of  Equitable  Variable  since May 1995.  Senior Vice  President,  Equitable,  since
                                       October  1994;  prior  thereto,  Vice  President of  Underwriting,  John Hancock  Mutual Life
                                       Insurance Co. since 1988.

Jose S. Suquet.......................  Director of Equitable Variable since January 1995.  Executive Vice President and Chief Agency
                                       Officer,  Equitable,  since August 1994;  prior thereto,  Agency  Manager,  Equitable,  since
                                       February 1985.
OFFICERS -- DIRECTORS

James M. Benson......................  President and Chief Executive  Officer,  Equitable  Variable since March 1996; prior thereto,
                                       President from December 1993 to March 1996; Vice Chairman of the Board,  Equitable  Variable,
                                       July 1993 to December  1993.  President & Chief  Executive  Officer,  Equitable  Life,  since
                                       February 1996;  President and Chief Operating Officer,  Equitable,  February 1994 to present;
                                       Senior  Executive  Vice  President,  April 1993 to February 1994.  Prior thereto,  President,
                                       Management  Compensation Group, 1983 to February 1993.  Director,  Alliance Capital,  October
                                       1993 to present;  National Mutual  Association of Australasia,  September 1995 to present and
                                       AXA Re Life Insurance Co., January 1995 to present.

Harvey Blitz.........................  Vice President,  Equitable  Variable since April 1995;  Director of Equitable  Variable since
                                       October 1992. Senior Vice President,  Equitable, since September 1987. Senior Vice President,
                                       The Equitable Companies  Incorporated,  since July 1992. Director,  Equico Securities,  Inc., since  September  1992;  Equitable of Colorado,  since  September  1992;  Equisource  and its subsidiaries  since October 1992, and Chairman of the Board  Frontier  Trust since  September
                                       1995 and Director of Equitable Distributors, Inc. since February 1995.

Gordon Dinsmore......................  Senior Vice  President,  Equitable  Variable,  since  February 1991.  Senior Vice  President,
                                       Equitable,  since September 1989; prior thereto, various other Equitable positions.  Director and Senior Vice  President,  March 1991 to present,  Equitable  of Colorado;  Director,  FHJV
                                       Holdings,  Inc., December 1990 to present;  Director,  Equitable  Distributors,  Inc., August
                                       1993 to present, and Director, Equitable Foundation, May 1991 to present.

Jerry de St. Paer....................  Senior  Investment  Officer,  Equitable  Variable,  since April 1995;  Director of  Equitable
                                       Variable  since April 1992.  Senior  Executive  Vice  President  & Chief  Financial  Officer,
                                       Equitable  Life,  since  February  1996;  prior  thereto,  Executive  Vice  President & Chief
                                       Financial  Officer,  Equitable,  since April 1992;  Executive Vice  President  since December
                                       1990;  Senior Vice President & Treasurer June 1990 to December 1990;  Senior Vice  President,
                                       Equitable  Investment  Corporation,  January 1987 to January 1991; Executive Vice President &
                                       Chief Financial Officer,  The Equitable  Companies  Incorporated,  since May 1992;  Director,
                                       Economic Services Corporation & various Equitable subsidiaries.


NAME AND PRINCIPAL                     BUSINESS EXPERIENCE
BUSINESS ADDRESS                       WITHIN PAST FIVE YEARS
-----------------------                -------------------------
OFFICERS -- DIRECTORS (Continued)

Joseph J. Melone.....................  Chairman of the Board,  Equitable Variable since March 1996;  Chairman of the Board and Chief
                                       Executive Officer,  Equitable  Variable,  November 1990 to March 1996; Chairman of the Board,
                                       Equitable  Life,  since  February  1996;  prior  thereto,  Chairman  of the  Board  and Chief
                                       Executive Officer,  Equitable,  February 1994 to February 1996; President and Chief Executive
                                       Officer,  September  1992 to  February  1994;  President  and Chief  Operating  Officer  from
                                       November  1990 to  September  1992.  President  & Chief  Executive  Officer of The  Equitable
                                       Companies  Incorporated  since February 1996;  prior thereto,  President and Chief  Operating
                                       Officer since July 1992.  Prior  thereto,  President,  The  Prudential  Insurance  Company of
                                       America,  since  December  1984.  Director,  Equity & Law (United  Kingdom) and various other
                                       Equitable subsidiaries.

Peter D. Noris.......................  Executive Vice President and Chief Investment Officer,  Equitable  Variable,  since September
                                       1995.  Director of Equitable  Variable  since June 1995.  Executive  Vice President and Chief
                                       Investment  Officer,  Equitable,  since May 1995;  prior  thereto,  Vice  President,  Salomon
                                       Brothers,  Inc., 1992 to 1995; Principal of Equity Division,  Morgan Stanley & Co. Inc., from
                                       1984 to 1992. Director, various Equitable subsidiaries.

Samuel B. Shlesinger.................  Senior Vice President,  Equitable  Variable,  since February 1988.  Senior Vice President and
                                       Actuary,  Equitable; prior thereto, Vice President and Actuary.  Director,  Chairman and CEO,
                                       Equitable of Colorado.

Dennis D. Witte......................  Senior Vice  President,  Equitable  Variable,  since  February 1991;  Senior Vice  President,
                                       Equitable,  since July 1990;  prior thereto,  various other  Equitable  positions;  Director,
                                       Equitable Distributors, Inc. since February 1995.

OFFICERS

Kevin R. Byrne.......................  Treasurer,   Equitable  Variable,   since  September  1990;  Vice  President  and  Treasurer,
                                       Equitable,  since September 1993; prior thereto,  Vice President from March 1989 to September
                                       1993. Vice President and Treasurer,  The Equitable Companies Incorporated,  September 1993 to
                                       present;  Frontier Trust since August 1990;  Equisource and its subsidiaries, October 1990 to present.

Stephen Hogan........................  Vice President and Controller,  Equitable Variable, February 1994 to present. Vice President,
   135 West 50th Street                Equitable,  January 1994 to present;  prior thereto,  Controller,  John Hancock subsidiaries,
   New York, New York 10020            from 1987 to December 1993.

J. Thomas Liddle, Jr.................  Senior Vice President and Chief Financial Officer,  Equitable Variable,  since February 1986.
                                       Senior Vice  President,  Equitable,  since April 1991;  prior  thereto,  Vice  President  and
                                       Actuary, Equitable; Director, Equitable of Colorado since December 1985.

William A. Narducci..................  Vice President and Chief Claims  Officer,  Equitable  Variable,  since  February  1989.  Vice
   200 Plaza Drive                     President, Equitable, since February 1988; prior thereto, Assistant Vice President.
   Secaucus, New Jersey 07096

John P. Natoli.......................  Vice President and Chief Underwriting Officer,  Equitable Variable, since February 1988. Vice
                                       President, Equitable.

                                                                      APPENDIX B


COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance or ranking of the Separate Account Funds and Trust portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds,
(2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities/Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.


The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trust portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.


The chart on page A-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1925 and December 31, 1995 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.


The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trust and do not constitute a representation that the performance of the Separate Account funds or the Trust portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of The Hudson River Trust, see page A-1 of the Trust's prospectus.


                                                   AVERAGE ANNUAL RATES OF RETURN

FOR THE
FOLLOWING                                       LONG-TERM        LONG-TERM       INTERMEDIATE-        U.S.         CONSUMER
PERIODS ENDING                  COMMON         GOVERNMENT        CORPORATE        TERM GOV'T       TREASURY         PRICE
12/31/95:                       STOCKS            BONDS            BONDS            BONDS            BILLS          INDEX
--------                        ------            -----            -----           ------            -----          -----
 1 year..................        37.43            31.67            26.39           16.80             5.60           2.74
 3 years.................        15.26            12.82            10.47            7.22             4.13           2.72
 5 years.................        16.57            13.10            12.07            8.81             4.29           2.83
10 years.................        14.84            11.92            11.25            9.08             5.55           3.48
20 years.................        14.59            10.45            10.54            9.69             7.28           5.23
30 years.................        10.68             7.92             8.17            8.36             6.72           5.39
40 years.................        10.78             6.38             6.75            7.02             5.73           4.46
50 years.................        11.94             5.35             5.75            5.87             4.80           4.36
60 years.................        11.34             5.20             5.46            5.34             4.01           4.10
Since 1926...............        10.54             5.17             5.69            5.25             3.72           3.12
Inflation Adjusted
Since 1926...............         7.20             1.99             2.49            2.07             0.58           0.00
----------------------------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1996 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.


 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.


 Long-term Corporate Bonds -- For the period 1969-1995, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1995; for the period 1926-1945, the Standard and Poor's monthly
 High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.


Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

VM-521
--------------------------------------------------------------------------------


                                                                  --------------
EQUITABLE VARIABLE LIFE                                             Bulk Rate
INSURANCE COMPANY                                                  U.S. Postage
Mailing Address:                                                      Paid
2 Penn Plaza                                                      Permit No. 148
New York, New York 10121                                          Brooklyn, N.Y.
                                                                  --------------

                                     Part II

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Reconciliation and Tie (included in original Registration Statement).

The Supplement dated January 1, 1997 (for Accounting Benefit Rider) consisting of 1 page.

The Supplement dated January 1, 1997 (for Corporate Incentive Life) consisting of 1 page.

The Prospectus consisting of 96 pages.

The Supplement dated January 1, 1997 (updating supplement for inforce business) consisting of 63 pages.

The Prospectus dated May 1, 1996, consisting of 72 pages.

The Supplement dated May 1, 1996 (updating supplement for inforce business) consisting of 50 pages.

Undertaking to file reports (included in original Registration Statement).

Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 (included in original Registration Statement).

The signatures.

Written Consents of the following persons:

Vice President and Associate General Counsel of
Equitable (See exhibit 3(a)

Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable (See exhibit 3(b))

Independent Public Accountants (See exhibit 6)

The following exhibits required by Article IX of Form N-8B-2:

        1-A(1)(a)(i)      Certified resolutions re authority to market variable life insurance and establish separate accounts.

        1-A(2)            Inapplicable.

        1-A(3)(a)         See Exhibit 1-A(8).

        1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement

        1-A(3)(c)         See Exhibit 1-A(8).

        1-A(4)            Inapplicable.

+       1-A(5)(a)(i)      Flexible Premium Variable Life Insurance Policy. (94-300) (Incentive Life Plus) (EVLICO).

+       1-A(5)(a)(ii)     Flexible Premium Variable Life Insurance Policy (94-300) (Incentive Life Plus) (Equitable).

+       1-A(5)(a)(iii)    Flexible Premium Variable Life Insurance Policy (95-300) (Corporate Incentive Life) (EVLICO).

+       1-A(5)(a)(iv)     Flexible Premium Variable Life Insurance Policy (95-300) (Corporate Incentive Life) (Equitable).

        1-A(5)(a)(v)      Flexible Premium Variable Life Insurance Policy (85-300) (EVLICO)

        1-A(5)(b)         Name Change Endorsement (S.97-1).

+       1-A(5)(c)         Option to Purchase Additional Insurance Rider (R94-204) (EVLICO).

+       1-A(5)(d)         Option to Purchase Additional Insurance Rider (R94-204) (Equitable).

+       1-A(5)(e)         Substitution of Insured Rider (R94-212) (EVLICO).

+       1-A(5)(f)         Substitution of Insured Rider (R94-212) (Equitable).

+       1-A(5)(g)         Renewable Term Insurance Rider on the Insured (R94-215) (EVLICO).

+        1-A(5)(h)        Renewable Term Insurance Rider on the Insured (R94-215) (Equitable).

+        1-A(5)(i)        Disability Rider - Waiver of Monthly Deductions (R94-216) (EVLICO).

+        1-A(5)(j)        Disability Rider - Waiver of Monthly Deductions (R94-216) (Equitable).

+        1-A(5)(k)        Disability Rider - Waiver of Premiums (R94-216A) (EVLICO).

+        1-A(5)(l)        Disability Rider - Waiver of Premiums (R94-216A) (Equitable).

----------
+State variations not included

+       1-A(5)(m)         Yearly Renewable Term Insurance Rider on the Insured (R94-220) (EVLICO).

+       1-A(5)(n)         Yearly Renewable Term Insurance Rider on the Insured (R94-220) (Equitable).

        1-A(5)(o)         Accelerated Death Benefit Rider (R94-102) (EVLICO).

        1-A(5)(p)         Accelerated Death Benefit Rider (R94-102) (Equitable).

        1-A(5)(q)         Designated Insured Option Rider (91-107) (EVLICO).

        1-A(5)(r)         Designated Insured Option Rider (91-107) (Equitable).

        1-A(5)(s)         Accounting Benefit Endorsement (EVLICO).

        1-A(5)(t)         Accounting Benefit Endorsement (Equitable).

        1-A(5)(u)         Limitation on Amount of Insurance Rider (85-406) (EVLICO).

        1-A(5)(v)         Exchange Privilege Rider (R85-405) (for use with Policy 85-300), including state variations. (EVLICO)

        1-A(5)(w)         Disability Rider - Waiver of Monthly Deductions, including state variations (R85-408)(for use with
                           Policy 85-300) (EVLICO).

        1-A(5)(x)         Pro Rata Surrender Charge Endorsement (S.87-289) (for use with Policy 85-300) (EVLICO).

        1-A(5)(y)         Asset Allocation Endorsement (S.89-301) (for use with Policy 85-300-3) (EVLICO).

        1-A(5)(z)         Guaranteed Interest Division Transfer Rider (R.89-303)(for use with Policy No. 85-300). (EVLICO).

        1-A(6)(a)         Declaration and Charter of Equitable, as amended.

        1-A(6)(b)         By-Laws of Equitable Variable, as amended.

        1-A(7)            Inapplicable.

----------
+State variations not included

        1-A(8)            Distribution and Servicing Agreement among EQ, Financial Consultants, Inc. (formerly known as Equico
                          Securities, Inc.), Equitable and Equitable Variable dated as of May 1, 1994.

        1-A(8)(i)         Schedule of Commissions.

        1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable with and into Equitable dated September 19, 1996.

        1-A(10)(a)        Application EV4-200Y (EVLICO).

        1-A(10)(b)        Application EV4-200Y (Equitable).


Other Exhibits:

        2                 See Exhibit 1-A(5)(a) above.

        3(a)(i)           Form of Opinion and Consent of Vice President and Associate General Counsel of Equitable.

        3(b)(i)           Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable.

        3(b)(ii)          Form of  Opinion and Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable.

        3(b)(iii)         Form of Consent of Barbara Fraser, F.S.A., M.A.A.A., Vice President of Equitable.

        4                 Inapplicable.

        5                 Inapplicable.

        6                 Consent of Independent Public Accountant.**

*       7(a)              Powers-of-Attorney.  (Exhibit 7(e) to Post-Effective Amendment No. 15 in File No. 2-98590.)

*       7(b)              Powers-of-Attorney.  (Exhibit 7(b) to original Registration Statement in File No. 33-38594).

----------
 *Incorporated by reference
**To be filed by post-effective amendment.

*       7(c)              Powers-of-Attorney.  (Exhibit 7(c) to original Registration Statement in File No. 33-40590.)

*       7(d)              Powers-of-Attorney.  (Exhibit 7(d) to original Registration Statement in File No. 33-47928).

*       7(e)              Powers-of-Attorney.  (Exhibit 7(e) to Post-Effective Amendment No. 1 in File No. 33-47928.)

*       7(f)              Powers-of-Attorney.  (Exhibit 7(f) to Post-Effective Amendment No. 5 in File No. 33-40590.)

*       7(g)              Powers-of-Attorney.  (Exhibit 7(g) to Post-Effective Amendment No. 7 in File No. 33-40590.)

        7(h)              Powers-of-Attorney.  (Exhibit 7(h) to Post-Effective Amendment No. 1 in File No. 33-83948.)

        7(i)              Powers-of-Attorney (Exhibit 7(h) to Post-Effective Amendment No. 4 in File No. 33-83948.).

        8                 Description of Equitable's Issuance, Transfer and Redemption Procedures for Flexible
                          Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.

        9                 Notices of Withdrawal Right Pursuant to Rule 6e-3(T) (b)(13)(viii) under the Investment Company Act of
                          1940, including state variations.

        10                Representation, description and undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F)under the Investment
                          Company Act of 1940.

        11(a)             Form of Undertaking to Guarantee Obligation of Principal Underwriters pursuant to Rule 6e-3(T)(b)(13)(vi)
                          of the Investment Company Act of 1940 dated as of May 1, 1996.

        11(b)             Statement of Equitable pursuant to Rule 27d-2 under the Investment Company Act of 1940 for the Year Ended December 31, 1995.

        27                Financial Data Schedule for  Separate Account FP.**

----------
 *Incorporated by reference
**To be filed by post-effective amendment.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City and State of New York on the 4th day of October, 1996.



                               SEPARATE ACCOUNT FP OF EQUITABLE
                               VARIABLE LIFE INSURANCE COMPANY

                                          By:      EQUITABLE VARIABLE LIFE
                                                   INSURANCE COMPANY,
                                                   DEPOSITOR



                                                   By: /s/ Samuel B. Shlesinger
                                                      --------------------------
                                                          (Samuel B. Shlesinger)
                                                           Senior Vice President



Attest:   /s/ Linda Galasso
          ------------------
              (Linda Galasso)
              Assistant  Secretary
              October 4, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 4th day of October, 1996.

                                                   EQUITABLE VARIABLE LIFE
                                                   INSURANCE COMPANY



                                                By: /s/ Samuel B. Shlesinger
                                                    --------------------------
                                                       (Samuel B. Shlesinger)
                                                        Senior Vice President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

   Joseph J. Melone                   Chairman of the Board and
                                      Chief Executive Officer

   James M. Benson                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

   J. Thomas Liddle, Jr.              Senior Vice President and
                                      Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

/s/ Alvin H. Fenichel                      Vice President and Controller
-------------------------
Alvin H. Fenichel
October 4, 1996

DIRECTORS:


       Michel Beaulieu            Gordon Dinsmore           Michael J. Rich
       James M. Benson            William T. McCaffrey      Samuel B. Shlesinger
       Harvey Blitz               Joseph J. Melone          Jose S. Suquet
       Laurent Clamagirand        Peter D. Noris            Dennis D. Witte
       Jerry de St. Paer

By:  /s/ Samuel B. Shlesinger
     ---------------------------
        (Samuel B. Shlesinger)
         Attorney-in-Fact
         October 4, 1996

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                                                                                 TAG VALUE
-----------                                                                                                 ---------

1-A(1)(a)(i)      Certified resolutions re authority to market variable life                                EX-99.1A1a RESOLU
                  insurance and establish separate accounts.

1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement                                           EX-99.1A3b BROKR AGR

1-A(5)(a)(i)      Flexible Premium Variable Life Insurance Policy.                                          EX-99.1A5ai POLICY
                  (94-300) (Incentive Life Plus) (EVLICO).

1-A(5)(a)(ii)     Flexible Premium Variable Life Insurance Policy                                           EX-99.1A5aii POLICY
                  (94-300) (Incentive Life Plus) (Equitable).

1-A(5)(a)(iii)    Flexible Premium Variable Life Insurance Policy                                           EX-99.1A5aiii POLICY
                  (95-300) (Corporate Incentive Life) (EVLICO).

1-A(5)(a)(iv)     Flexible Premium Variable Life Insurance Policy                                           EX-99.1A5aiv POLICY
                  (95-300) (Corporate Incentive Life) (Equitable).

1-A(5)(a)(v)      Flexible Premium Variable Life Insurance Policy                                           EX-99.1A5av POLICY
                  (85-300) (EVLICO)

1-A(5)(b)         Name Change Endorsement (S.97-1).                                                         EX-99.1A5b ENDORS

1-A(5)(c)         Option to Purchase Additional Insurance Rider                                             EX-99.1A5c RIDER
                  (R94-204) (EVLICO).

1-A(5)(d)         Option to Purchase Additional Insurance Rider                                             EX-99.1A5d RIDER
                  (R94-204) (Equitable).

1-A(5)(e)         Substitution of Insured Rider (R94-212) (EVLICO).                                         EX-99.1A5e RIDER

1-A(5)(f)         Substitution of Insured Rider (R94-212) (Equitable).                                      EX-99.1A5f RIDER

1-A(5)(g)         Renewable Term Insurance Rider on the Insured                                             EX-99.1A5g RIDER
                  (R94-215) (EVLICO).

1-A(5)(h)         Renewable Term Insurance Rider on the Insured                                             EX-99.1A5h RIDER
                  (R94-215) (Equitable).

1-A(5)(i)         Disability Rider - Waiver of Monthly Deductions                                           EX-99.1A5i RIDER
                  (R94-216) (EVLICO).

1-A(5)(j)         Disability Rider - Waiver of Monthly Deductions                                           EX-99.1A5j RIDER
                  (R94-216) (Equitable).

1-A(5)(k)         Disability Rider - Waiver of Premiums (R94-216A) (EVLICO).                                EX-99.1A5k RIDER

1-A(5)(l)         Disability Rider - Waiver of Premiums (R94-216A) (Equitable).                             EX-99.1A5l RIDER

1-A(5)(m)         Yearly Renewable Term Insurance Rider on the Insured                                      EX-99.1A5m RIDER
                  (R94-220) (EVLICO).

1-A(5)(n)         Yearly Renewable Term Insurance Rider on the Insured                                      EX-99.1A5n RIDER
                  (R94-220) (Equitable).

1-A(5)(o)         Accelerated Death Benefit Rider (R94-102) (EVLICO).                                       EX-99.1A5o RIDER

1-A(5)(p)         Accelerated Death Benefit Rider (R94-102) (Equitable).                                    EX-99.1A5p RIDER

1-A(5)(q)         Designated Insured Option Rider (91-107) (EVLICO).                                        EX-99.1A5q RIDER

1-A(5)(r)         Designated Insured Option Rider (91-107) (Equitable).                                     EX-99.1A5r RIDER

1-A(5)(s)         Accounting Benefit Endorsement (EVLICO).                                                  EX-99.1A5s ENDORS

1-A(5)(t)         Accounting Benefit Endorsement (Equitable).                                               EX-99.1A5t ENDORS

1-A(5)(u)         Limitation on Amount of Insurance Rider (85-406)                                          EX-99.1A5u RIDER
                  (EVLICO).

1-A(5)(v)         Exchange Privilege Rider (R85-405) (for use with                                          EX-99.1A5v RIDER
                  Policy 85-300), including state variations. (EVLICO)

1-A(5)(w)         Disability Rider - Waiver of Monthly Deductions,                                          EX-99.1A5w RIDER
                  including state variations (R85-408)(for use with
                  Policy 85-300) (EVLICO).

1-A(5)(x)         Pro Rata Surrender Charge Endorsement (S.87-289)                                          EX-99.1A5x ENDORS
                  (for use with Policy 85-300) (EVLICO).

1-A(5)(y)         Asset Allocation Endorsement (S.89-301) (for use with                                     EX-99.1A5y ENDORS
                  Policy 85-300-3) (EVLICO).

1-A(5)(z)         Guaranteed Interest Division Transfer Rider                                               EX-99.1A5z RIDER
                  (R.89-303)(for use with Policy No. 85-300). (EVLICO).

1-A(6)(a)         Declaration and Charter of Equitable, as                                                  EX-99.1A6a CHARTER
                  amended.

1-A(6)(b)         By-Laws of Equitable Variable, as amended.                                                EX-99.1A6b BYLAWS

1-A(8)            Distribution and Servicing Agreement among EQ,                                            EX-99.1A8 DIST AGR
                  Financial Consultants, Inc. (formerly known as Equico
                  Securities, Inc.), Equitable and Equitable Variable
                  dated as of May 1, 1994.

1-A(8)(i)         Schedule of Commissions.                                                                  EX-99.1A8i SCHED COM

1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable with                                   EX-99.1A9a MERG AGR
                  and into Equitable dated September 19, 1996.

1-A(10)(a)        Application EV4-200Y (EVLICO).                                                            EX-99.1A10a APPLIC

1-A(10)(b)        Application EV4-200Y (Equitable).                                                         EX-99.1A10b APPLIC

3(a)(i)           Form of Opinion and Consent of Vice President and Associate                               EX-99.3ai OPINION
                  General Counsel of Equitable.

3(b)(i)           Opinion and Consent of Barbara Fraser, F.S.A.,                                            EX-99.3bi OPINION
                  M.A.A.A., Vice President of Equitable.

3(b)(ii)          Form of  Opinion and Consent of Barbara Fraser, F.S.A.,                                   EX-99.3bii OPINION
                  M.A.A.A., Vice President of Equitable.

3(b)(iii)         Form of Consent of Barbara Fraser, F.S.A.,                                                EX-99.3biii CONSENT
                  M.A.A.A., Vice President of Equitable.

6                 Consent of Independent Public Accountant.**                                               EX-99.6 CONSENT

8                 Description of Equitables Issuance,                                                       EX-99.8 DESC PROC
                  Transfer and Redemption Procedures for Flexible
                  Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii)
                  under the Investment Company Act of 1940.

9                 Notices of Withdrawal Right Pursuant to Rule 6e-3(T)                                      EX-99.9 NOT WITHDRAW
                  (b)(13)(viii) under the Investment Company Act of
                  1940, including state variations.

10                Representation, description and undertaking pursuant                                      EX-99.10 REPRESENT
                  to Rule 6e-3(T)(b)(13)(iii)(F)under the Investment
                  Company Act of 1940.

11(a)             Form of Undertaking to Guarantee Obligation of Principal                                  EX-99.11a UNDERTAK
                  Underwriters pursuant to Rule 6e-3(T)(b)(13)(vi) of the
                  Investment Company Act of 1940 dated as of May 1,
                  1996.

11(b)             Statement of Equitable pursuant to Rule                                                   EX-99.11b STATEMENT
                  27d-2 under the Investment Company Act of 1940 for
                  the Year Ended December 31, 1995.

27                Financial Data Schedule for  Separate Account FP.**                                       EX-27

----------
**To be filed by post-effective amendment.

                                      II-8